Filed Pursuant to Rule 497
Registration No. 333-187447

PROSPECTUS SUPPLEMENT

(To prospectus dated June 12, 2013)

Up to 8,000,000 Shares

Common Stock

We have entered into an equity distribution agreement, dated August 16, 2013, with JMP Securities LLC, or JMP Securities, relating to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. Our common stock is listed on the New York Stock Exchange, or NYSE, under the trading symbol “HTGC.” The last sale price, as reported on NYSE on November 18, 2013, was $16.90 per share. The net asset value per share of our common stock at September 30, 2013 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $10.42.

We are an internally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments.

The equity distribution agreement provides that we may offer and sell up to 8,000,000 shares of our common stock from time to time through JMP Securities, as our sales agent. Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. As of the date of this prospectus supplement, we have not sold any shares of our common stock under the equity distribution agreement.

JMP Securities will receive a commission from us to be negotiated from time to time, but in no event in excess of 2.0% of the gross sales price of any shares of our common stock sold through JMP Securities under the equity distribution agreement. JMP Securities is not required to sell any specific number or dollar amount of common stock, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. See “Plan of Distribution” beginning on page S-13 of this prospectus supplement. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less JMP Securities’ commission, will not be less than the net asset value per share of our common stock at the time of such sale.

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, or by telephone by calling collect at (650) 289-3060 or on our website at www.htgc.com. The information on our website is not incorporated by reference into this prospectus or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

An investment in our common stock involves risks, including the risk of a total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Supplementary Risk Factors” beginning on page S-11 in this prospectus supplement and “Risk Factors” beginning on page 11 of the accompanying prospectus to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JMP Securities

The date of this prospectus supplement is November 18, 2013.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and JMP Securities has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and JMP Securities is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement or such prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in our common stock.

Prospectus Supplement

Prospectus

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	2.00%
Offering expenses	0.21	%(2)
Dividend reinvestment plan fees	—	(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	2.21%

Annual Expenses (as a percentage of net assets attributable to common stock):(8)
Operating expenses	5.9	%(4)(5)
Interest and fees paid in connection with borrowed funds	5.9	%(6)

Total annual expenses	11.8	%(7)

(1)	Represents the estimated commission with respect to the shares of common stock being sold in this offering. JMP Securities will be entitled to compensation up to 2.00% of the gross proceeds of the sale of any shares of our common stock under the equity distribution agreement, with the exact amount of such compensation to be mutually agreed upon by the Company and JMP Securities from time to time. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.
(2)	The percentage reflects estimated offering expenses of approximately $285,000.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	“Operating expenses” represent our estimated operating expenses by annualizing our actual operating expenses incurred for the nine-months ended September 30, 2013, excluding interest and fees on indebtedness. This percentage for the year ended December 31, 2012 was 5.4%. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Executive Compensation” in the accompanying prospectus.
(5)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest and fees paid in connection with borrowed funds” represents estimated interest and fee payments on borrowed funds by annualizing our actual interest, fees and credit facility expenses incurred for the nine-months ended September 30, 2013, including our Wells Facility, Union Bank Facility, the Convertible Senior Notes, the 2019 Notes, the Asset-Backed Notes and the SBA debentures, each of which is defined within “Management’s Discussion and Analysis and Results of Operations” in this prospectus supplement. This percentage for the year ended December 31, 2012 was 4.9%.
(7)	“Total annual expenses” is the sum of “operating expenses” and “interest and fees paid in connection with borrowed funds.”
(8)	“Net assets attributable to common stock” equals the weighted average net assets as of September 30, 2013, which is approximately $589.1 million.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a $1,000 hypothetical investment in our common stock, assuming (1) a 2.00% sales load (underwriting discounts and commissions) and offering expenses totaling 0.21%, (2) total net annual expenses of 11.8% of net assets attributable to common shares as set forth in the table above and (3) a 5% annual return. These amounts assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$131	$328	$501	$848

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus supplement and the accompanying prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, Inc., that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a small business investment company and a regulated investment company, or RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market;

•	our ability to recover unrealized losses; and

•

the risks, uncertainties and other factors we identify in “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus and elsewhere in the accompanying prospectus and in our filings with the SEC.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement and the accompanying prospectus, please see the discussion under “Risk

Factors” in the accompanying prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made and are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Industry and Market Data

We have compiled certain industry estimates presented in this prospectus supplement and the accompanying prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our securities, including our common stock, could be materially adversely affected.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents that are referenced in this prospectus supplement and the accompanying prospectus, together with any accompanying supplements. In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries and their affiliated securitization trusts.

Our Company

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries at all stages of development. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.

As of September 30, 2013, our total assets were approximately $1.23 billion, of which our investments comprised $983.4 million at fair value and $983.0 million at cost. Since inception through September 30, 2013, we have made debt and equity commitments of approximately $3.9 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company (“SBIC”) subsidiaries, Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”). HT II and HT III hold approximately $163.9 million and $274.7 million in assets, respectively, and accounted for approximately 10.4% and 17.5%, respectively, of our total assets prior to consolidation at September 30, 2013. We have issued $225.0 million in SBA-guaranteed debentures in our SBIC subsidiaries, which is the maximum amount allowed for a group of SBICs under common control. See “Regulation—Small Business Administration Regulations” in the accompanying prospectus for additional information regarding our SBIC subsidiaries.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “Regulation—Qualifying Assets” in the accompanying prospectus. As of September 30, 2013, our proprietary structured query language (SQL)-based database system included over 33,500 technology-related companies and approximately 8,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Silicon Valley, and we have additional offices in Boston, MA, New York, NY, Boulder, CO and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed companies in technology-related markets requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies in technology-related markets, including, technology, biotechnology, life science, and energy and renewables technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in private companies and, to a lesser extent, public companies. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the energy and renewables technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies including the right to convert some portion of our debt into equity in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

As of September 30, 2013, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 39 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (generally, 12-60 months), security interests in the assets of our portfolio companies, and, on select investments, covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, to expansion-stage companies, including select publicly listed companies and select lower middle market companies and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, Massachusetts, New York, New York, Boulder, Colorado and McLean, Virginia. We maintain a website on the Internet at www.htgc.com. Information contained in our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

THE OFFERING

Common stock offered by us	Up to 8,000,000 shares of our common stock

Common stock outstanding prior to this offering	61,736,693 shares

Manner of offering	“At the market” offering that may be made from time to time through JMP Securities, as sales agent, using commercially reasonable efforts. See “Plan of Distribution” in this prospectus supplement.

Use of proceeds

We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.

Pending such use, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective. See “Use of Proceeds” in this prospectus supplement.

Distribution	To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. See “Price Range of Common Stock and Distributions” in the accompanying prospectus.

Taxation	We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” in the accompanying prospectus and “Certain United States Federal Income Tax Considerations” in the accompanying prospectus.

New York Stock Exchange symbol	“HTGC”

Risk factors	An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Supplementary Risk Factors” beginning on page S-11 of this prospectus supplement and “Risk Factors” beginning on page 11 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

SUPPLEMENTARY RISK FACTORS

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at September 30, 2013 (unaudited) that represent greater than 5% of our net assets:

	September 30, 2013
(in thousands)	Fair Value	Percentage of Net Assets
Merrimack Pharmaceuticals, Inc.	$41,526	6.5%
BrightSource Energy, Inc.	$35,573	5.5%
Tectura Corporation	$32,170	5.0%

Merrimack Pharmaceuticals, Inc. is a biopharmaceutical company discovering, developing and preparing to commercialize innovative medicines paired with companion diagnostics for the treatment of serious diseases, with an initial focus on cancer.

Brightsource Energy, Inc. designs, develops and sells solar thermal power systems that deliver reliable, clean energy to utilities and industrial companies.

Tectura Corporation provides technology solutions, consulting services, including ERP implementations and solutions, to businesses worldwide.

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on our business, financial condition and results of operations.

As has been widely reported, the United States Treasury Secretary has stated that the federal government may not be able to meet its debt payments in the relatively near future (currently February 2014) unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations. If the U.S. Government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution (currently January 2014), another federal government shutdown may result. Such a failure or the perceived risk of such a failure consequently could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

Investing in publicly traded companies can involve a high degree of risk and can be speculative.

We have invested, and expect to continue to invest, a portion of our portfolio in publicly traded companies or companies that are in the process of completing their initial public offering, or IPO. As publicly traded companies, the securities of these companies may not trade at high volumes, and prices can be volatile, which may restrict our ability to sell our positions and may have a material impact on us.

It is likely that the terms of any current or future long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

Under our borrowings and our Wells Facility and Union Bank Facility (together the “Credit Facilities”), each of which is defined within “Management’s Discussion and Analysis and Results of Operations” in this prospectus supplement, current lenders have, and any future lender or lenders may have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. Our Credit Facilities and borrowings also subject us to various financial and operating covenants, including, but not limited to, maintaining certain financial ratios and minimum tangible net worth amounts. Future credit facilities and borrowings will likely subject us to similar or additional covenants. In addition, we may grant a securities interest in our assets in connection with any such credit facilities and borrowings.

Our Credit Facilities generally contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, our Credit Facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially the business of our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under the facilities and accelerated maturity dates for all amounts outstanding under the facilities, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we finance through the facilities. This could reduce our revenues and, by delaying any cash payment allowed to us under our facilities until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and our ability to make distributions sufficient to maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operation flexibility. If we are unable to obtain sufficient capital in the future, we may be forced to reduce or discontinue our operations, not be able to make new investments, or otherwise respond to changing business conditions or competitive pressures.

To the extent original issue discount and paid-in-kind interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments and contractual payment-in-kind, or PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•	OID accruals may create uncertainty about the source of our distributions to stockholders;

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

•	OID and PIK instruments may represent a higher credit risk than coupon loans.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), and we cannot pass such net operating losses through to our stockholders.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

In accordance with U.S. federal tax requirements, we include in income for tax purposes certain amounts that we have not yet received in cash, such as contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such payment-in-kind interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with Internal Revenue Service requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute generally an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income.

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup, a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement on the pool of loans and certain warrants formerly collateralized under its then existing credit facility (the “Citigroup Facility”). Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citigroup Facility is terminated until the Maximum Participation Limit has been reached.

During the nine-months ended September 30, 2013, we reduced our realized gain by approximately $249,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising a portfolio company warrant which was included in the collateral pool. We recorded an increase on participation liability and a decrease on unrealized appreciation by a net amount of approximately $54,000 as a result of current quarter appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $268,000 as of September 30, 2013 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid $1.6 million under the warrant participation agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between March 2014 and January 2017.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. A proposed bill in the U.S. Senate, the Expanding Access to Capital for Entrepreneurial Act, or Senate Bill 511, would increase the total SBIC leverage capacity for affiliated SBIC funds from $225 million to $350 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

USE OF PROCEEDS

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of all 8,000,000 shares of common stock offered under this prospectus supplement and the accompanying prospectus, at the last reported sale price of $16.90 per share for our common stock on the NYSE as of November 18, 2013, we estimate that the net proceeds of this offering will be approximately $132.2 million after deducting the estimated sales commission payable to JMP Securities and our estimated offering expenses.

We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.

We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof consistent with our investment objective. We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within three to six months, depending on market conditions. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. Pending such use, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective.

CAPITALIZATION

The equity distribution agreements provide that we may offer and sell up to 8,000,000 shares of our common stock from time to time through JMP Securities, as our sales agent for the offer and sale of such common stock. The table below assumes that we will sell all of the 8,000,000 shares at a price of $16.90 per share (the last reported sale price per share of our common stock on the NYSE on November 18, 2013) but there is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $16.90, depending on the market price of our common stock at the time of any such sale. The following table sets forth our capitalization as of September 30, 2013:

•	on an actual basis; and

•

on an as further adjusted basis giving effect to the transactions noted above and the assumed sale of 8,000,000 shares of our common stock at a price of $16.90 per share (the last reported sale price per share of our common stock on the NYSE on November 18, 2013) less commissions and expenses.

This table should be read in conjunction with “Use of Proceeds” in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus. The adjusted information is illustrative only.

	As of September 30, 2013
	Actual	As Adjusted
	(in thousands)
Investments at fair value	$983,427	$983,427
Cash and cash equivalents	$204,993	$337,204
Debt:
Long-term SBA debentures	$225,000	$225,000
Convertible Senior Notes	72,248	72,248
2019 Notes	170,364	170,364
Asset-Backed Notes	102,474	102,474
Total debt	$570,086	$570,086
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 61,756,014 shares issued and outstanding, actual, 69,756,014 shares issued and outstanding, as adjusted, respectively	$62	$70
Capital in excess of par value	664,650	796,853
Unrealized appreciation (depreciation) on investments	1,091	1,091
Accumulated realized gains (losses) on investments	(25,607)	(25,607)
Distributions in excess of investment income	3,180	3,180
Total stockholders’ equity	$643,376	$775,587
Total capitalization	$1,213,462	$1,345,673

PLAN OF DISTRIBUTION

JMP Securities is acting as our sales agent in connection with the offer and sale of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, JMP Securities will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, our common stock under the terms and subject to the conditions set forth in our equity distribution agreement with JMP Securities dated August 16, 2013. We will instruct JMP Securities as to the amount of common stock to be sold by it. We may instruct JMP Securities not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less JMP Securities’ commission, will not be less than the net asset value per share of our common stock at the time of such sale. We or JMP Securities may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices.

JMP Securities will provide written confirmation of a sale to us no later than the opening of the trading day on the NYSE following each trading day in which shares of our common stock are sold under the equity distribution agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to JMP Securities in connection with the sales.

JMP Securities will receive a commission from us to be negotiated from time to time but in no event in excess of 2.0% of the gross sales price of any shares of our common stock sold through JMP Securities under the equity distribution agreement. We estimate that the total expenses for the offering, excluding compensation payable to JMP Securities under the terms of the equity distribution agreement, will be approximately $285,000 (including up to $10,000 in reimbursement of the underwriters’ counsel fees in connection with the review of the terms of the offering by the Financial Industry Regulatory Authority, Inc.).

Settlement for sales of shares of common stock will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by us and JMP Securities in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of our common stock sold through JMP Securities under the equity distribution agreement and the net proceeds to us.

In connection with the sale of the common stock on our behalf, JMP Securities may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of JMP Securities may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to JMP Securities against certain civil liabilities, including liabilities under the Securities Act.

The offering of our shares of common stock pursuant to the equity distribution agreement will terminate upon the earlier of (i) the sale of all common stock subject to the equity distribution agreement or (ii) the termination of the equity distribution agreement. The equity distribution agreement may be terminated by us in our sole discretion under the circumstances specified in the equity distribution agreement by giving notice to JMP Securities. In addition, JMP Securities may terminate the equity distribution agreement under the circumstances specified in the equity distribution agreement by giving notice to us.

Potential Conflicts of Interest

JMP Securities and its affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. JMP Securities and its affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of their various business activities, JMP Securities and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company.

The principal business address of JMP Securities is 600 Montgomery Street, San Francisco, CA 94111.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors,” and “Forward-Looking Statements” appearing elsewhere herein and the accompanying prospectus. Capitalized terms used and not otherwise defined herein have the meaning given in the accompanying prospectus.

Overview

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and energy and renewables technology industries at all stages of development. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, Boulder, CO and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital-backed companies in technology-related markets requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related markets including technology, biotechnology, life science, and energy and renewables technology industries and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related markets with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related markets is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned SBICs. Our SBICs, HT II and HT III, hold approximately $163.9 million and $274.7 million in assets, respectively, and accounted for approximately 10.4% and 17.5% of our total assets, respectively, prior to consolidation at September 30, 2013. We have issued $225.0 million in SBA-guaranteed debentures in our SBIC subsidiaries, which is the maximum amount allowed for a group of SBICs under common control.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which includes securities of private U.S. companies, cash, cash equivalents and high-quality debt investments that mature in one year or less.

We have qualified as and have elected to be treated for tax purposes as a RIC under the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in the Code. For example, as a RIC we must receive 90% or more of our income from qualified earnings, typically referred to as “good income,” as well as satisfy asset diversification and income distribution requirements.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with requirements under the 1940 Act, we invest primarily in United-States based companies and to a lesser extent in foreign companies.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total value of our investment portfolio was $983.4 million at September 30, 2013, as compared to $906.3 million at December 31, 2012.

The fair value of our loan portfolio at September 30, 2013 was approximately $894.5 million, compared to a fair value of approximately $827.5 million at December 31, 2012. The fair value of the equity portfolio at September 30, 2013 was approximately $54.7 million, compared to a fair value of approximately $49.2 million at December 31, 2012. The fair value of the warrant portfolio at September 30, 2013 was approximately $34.2 million, compared to a fair value of approximately $29.5 million at December 31, 2012.

Portfolio Activity

Our investments in portfolio companies take a variety of forms, including unfunded contractual commitments and funded investments. From time to time, unfunded contractual commitments depend upon a portfolio company reaching certain milestones before the debt commitment is available to the portfolio company, which is expected to affect our funding levels. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Debt commitments generally fund over the two succeeding quarters from close. Not all debt commitments represent our future cash requirements. Similarly, unfunded contractual commitments may expire without being drawn and do not represent our future cash requirements.

Prior to entering into a contractual commitment, we generally issue a non-binding term sheet to a prospective portfolio company. Non-binding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies and generally convert to contractual commitments within approximately 45 to 60 days of signing. Not all non-binding term sheets are expected to close and do not necessarily represent our future cash requirements.

Our portfolio activity for the nine-month period ended September 30, 2013 (unaudited) and the year ended December 31, 2012 was comprised of the following:

(in millions)	September 30, 2013	December 31, 2012
Debt Commitments (1)
New portfolio company	$453.0	$362.3
Existing portfolio company	121.9	274.3

Total	$574.9	$636.6
Funded Debt Investments
New portfolio company	$324.1	$267.9
Existing portfolio company	81.3	191.4

Total	$405.4	$459.3
Funded Equity Investments
New portfolio company	$—	$6.0
Existing portfolio company	3.5	3.7

Total	$3.5	$9.7
Unfunded Contractual Commitments (2)
Total	$169.6	$61.9
Non-Binding Term Sheets
New portfolio company	$46.5	$70.0
Existing portfolio company	10.8	—

Total	$57.3	$70.0

(1)	Includes restructured loans and renewals in addition to new commitments.
(2)	The amount for September 30, 2013 includes unfunded contractual commitments in 27 new and existing portfolio companies. Approximately $93.1 million of these unfunded commitments as of September 30, 2013 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive principal repayments for some of our loans prior to their scheduled maturity date. The frequency or volume of these early principal repayments may fluctuate significantly from period to period. During the nine-month period ended September 30, 2013, we received approximately $132.2 million in aggregate principal repayments. Of the approximately $132.2 million of aggregate principal repayments, approximately $67.6 million were early principal repayments related to nine portfolio companies, approximately $34.5 million were early repayments due to current quarter M&A transactions related to six portfolio companies and approximately $30.1 million were scheduled principal payments.

Total portfolio investment activity (inclusive of unearned income) for the nine-month period ended September 30, 2013 (unaudited) and for the year ended December 31, 2012 was as follows:

(in millions)	September 30, 2013	December 31, 2012
Beginning Portfolio	$906.3	$652.9
New Fundings	401.5	469.9
Warrants not related to current period fundings	2.5	(0.2)
Principal payments received on investments	(140.0)	(120.7)
Early payoffs	(196.4)	(125.1)
Restructure payoffs	(9.7)	(48.5)
Restructure fundings	17.1	85.0
Accretion of loan discounts and paid-in-kind principal	27.6	21.3
New loan fees	(13.3)	(12.8)
Conversion of “Other Assets”	—	9.6
Debt Converted to Equity	—	0.6
Warrants converted to Equity	0.1	—
Proceeds from sale of investments	(14.7)	(7.2)
Net realized (loss) gain on investments	(6.0)	(14.1)
Net change in unrealized appreciation (depreciation)	8.4	(4.4)

Ending Portfolio	$983.4	$906.3

The following table shows the fair value of our portfolio of investments by asset class as of September 30, 2013 (unaudited) and December 31, 2012.

	September 30, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$687,932	70.0%	$652,041	72.0%
Senior secured debt	240,796	24.5%	205,049	22.6%
Preferred stock	44,370	4.5%	33,885	3.7%
Common Stock	10,329	1.0%	15,325	1.7%

	$983,427	100.0%	$906,300	100.0%

A summary of our investment portfolio at value by geographic location is as follows:

	September 30, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$948,214	96.4%	$901,041	99.4%
Netherlands	9,878	1.0%	—	0.0%
Canada	24,835	2.5%	—	0.0%
England	500	0.1%	5,259	0.6%

	$983,427	100.0%	$906,300	100.0%

As of September 30, 2013, we held warrants or equity positions in three companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, specifically, ADMA Biologics, Inc. (“ADMA”) and two companies that filed confidentially under the JOBS Act. Subsequent to quarter end, in October 2013, ADMA completed its initial public offering of 3,352,941 shares of its common stock at $8.50 per share. There can be no assurance that the other two companies will complete their initial public offerings in a timely manner or at all.

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $25.0 million. As of September 30, 2013, our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from the prevailing U.S. prime rate, or Prime or the LIBOR rate to approximately 15%. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees, PIK provisions or prepayment fees which may be required to be included in income prior to receipt. Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $3.4 million and $2.0 million of unamortized fees at September 30, 2013 and December 31, 2012, respectively, and approximately $13.6 million and $6.8 million in exit fees receivable at September 30, 2013 and December 31, 2012, respectively. The increase of both unamortized fees and exit fees receivable is attributable to overall growth of the loan portfolio.

We have loans in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $889,000 and $297,000 in PIK income during the three-months ended September 30, 2013 and 2012, respectively. We recorded approximately $2.7 million and $866,000 in PIK income in the nine-month periods ended September 30, 2013 and 2012, respectively.

In the majority of cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, we obtain a negative pledge covering a company’s intellectual property. At September 30, 2013, approximately 66.9% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 31.9% of the loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1.2% of portfolio company loans had an equipment-only lien.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security. In addition, certain of our loans may include an interest-only period ranging from three to eighteen months or longer. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

The effective yield on our debt investments during the three-month periods ended September 30, 2013 and 2012 was 17.7% and 14.4%, respectively. Excluding the effect of fee accelerations that occurred from early payoffs and one-time events, the adjusted effective yield for the three-month period ended September 30, 2013 was 14.3%. The adjusted effective yield for the three-month period ended December 31, 2012 was 13.6%. The effective yield is derived by dividing total investment income by the weighted average earning investment portfolio assets outstanding during the quarter which exclude non-interest earning assets such as warrants and equity investments. The overall weighted average yield to maturity of our loan investments was approximately 13.3% at September 30, 2013, compared to 12.91% at December 31, 2012. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

Portfolio Composition

Our portfolio companies are primarily privately held companies and, to a lesser extent, public companies which are active in the drug discovery and development, internet consumer and business services, clean technology, software, drug delivery, medical device and equipment, media/content/info, communications and networking, information services, healthcare services, diagnostic, specialty pharmaceuticals, biotechnology tools, surgical devices, consumer and business products, semiconductors, electronics and computer hardware and therapeutic industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

As of September 30, 2013, approximately 65.2% of the fair value of our portfolio was composed of investments in four industries: 21.3% was composed of investments in the drug discovery and development industry, 17.6% was composed of investments in the clean technology industry, 16.1% was composed of investments in the internet consumer and business services industry and 10.2% was composed of investments in the medical device and equipment industry.

The following table shows the fair value of our portfolio by industry sector at September 30, 2013 (unaudited) and December 31, 2012:

	September 30, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$209,624	21.3%	$188,479	20.8%
Clean Tech	173,305	17.6%	126,600	14.0%
Internet Consumer & Business Services	157,884	16.1%	136,149	15.0%
Medical Devices & Equipment	100,635	10.2%	54,575	6.0%
Software	58,813	6.0%	70,838	7.8%
Drug Delivery	54,748	5.6%	74,218	8.2%
Information Services	46,696	4.7%	53,523	5.9%
Communications & Networking	40,155	4.1%	37,560	4.1%
Electronics & Computer Hardware	33,272	3.4%	12,715	1.4%
Healthcare Services, Other	29,378	3.0%	36,481	4.0%
Media/Content/Info	25,920	2.6%	51,534	5.7%
Specialty Pharmaceuticals	23,177	2.4%	12,473	1.4%
Biotechnology Tools	11,639	1.2%	6,845	0.8%
Surgical Devices	10,150	1.0%	11,358	1.3%
Semiconductors	4,845	0.5%	2,922	0.3%
Consumer & Business Products	1,899	0.2%	13,723	1.5%
Diagnostic	1,288	0.1%	16,307	1.8%

	$983,427	100.0%	$906,300	100.0%

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the nine-months ended September 30, 2013 and the year ended December 31, 2012, our ten largest portfolio companies represented approximately 29.7% and 35.2% of the total fair value of our investments in portfolio companies, respectively. At September 30, 2013 and December 31, 2012, we had three and eight investments, respectively, that represented 5% or more of our net assets. At September 30, 2013, we had five equity investments representing approximately 64.4% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2012, we had six equity investments which represented approximately 70.9% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments.

As of September 30, 2013, over 98.8% of our debt investments were in a senior secured first lien position, and more than 98.0% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime-or LIBOR-based interest rate floor. As a result, we believe we are well positioned to benefit should market interest rates increase.

Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price generally equal to the most recent equity financing round. As of September 30, 2013, we held warrants in 116 portfolio companies, with a fair value of approximately $34.2 million. The fair value of our warrant portfolio increased by approximately 15.9%, as compared to a fair value of $29.5 million at December 31, 2012.

Our existing warrant holdings currently would require us to invest approximately $73.2 million to exercise such warrants. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants which we have monetized since inception, we have realized warrant gain multiples in the range of approximately 1.01x to 14.91x based on the historical rate of return on our investments. However, our warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant portfolio.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control”, which, in general, includes a company in which we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of ours, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more, but less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and nine-month periods ended September 30, 2013 and 2012 (unaudited):

(in thousands)	Three months ended September 30, 2013						Nine months ended September 30, 2013
Portfolio Company	Type	Fair Value at September 30, 2013	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (loss)	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (loss)
Gelesis, Inc.	Affiliate	$523	$—	$(487)	$—	$—	$—	$(1,143)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	12,374	566	(505)	—	—	1,693	(325)	—	—

Total		$12,897	$566	$(992)	$—	$—	$1,693	$(1,468)	$—	$—

(in thousands)	Three months ended September 30, 2012						Nine months ended September 30, 2012
Portfolio Company	Type	Fair Value at September 30, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (loss)	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (loss)
E-Band Communication, Corp.	Affiliate	$1,483	$—	$21	$—	$—	$4	$(1,466)	$—	$—
Gelesis	Affiliate	1,792	239	92	—	—	683	(799)	—	—

Total		$3,275	$239	$113	$—	$—	$687	$(2,265)	$—	$—

Our investment in E-Band Communications Corp., a company that was a non-controlled affiliate investment as of September 30, 2012, was liquidated during the period ended June 30, 2013. Approximately $3.3 million of realized losses and $3.3 million of net change in unrealized appreciation was recognized on this non-controlled affiliate investment during the nine-months ended September 30, 2013.

During the year ended December 31, 2012, Optiscan BioMedical, Corp. became classified as a non-controlled affiliate of ours.

Portfolio Grading

We grade each of our debt investments on a scale of 1 to 5 to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of September 30, 2013 and December 31, 2012, respectively:

	September 30, 2013			December 31, 2012
(in thousands)	Number of Companies	Investments at Fair Value	Percentage of Total Portfolio	Number of Companies	Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	17	$186,084	20.8%	9	$134,166	16.2%
2	46	483,412	54.0%	52	542,885	65.6%
3	17	188,442	21.1%	16	127,560	15.4%
4	5	33,046	3.7%	5	22,929	2.8%
5	9	3,509	0.4%	1	—	—

		$894,493	100.0%		$827,540	100.0%

As of September 30, 2013, our investments had a weighted average investment grading of 2.13, as compared to 2.06 at December 31, 2012. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria or are underperforming relative to their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve.

At September 30, 2013, we had seven loans on non-accrual with a cumulative fair value of approximately $3.1 million compared to one loan on non-accrual at December 31, 2012 with no fair market value.

Results of Operations

Comparison of the three and nine-month periods ended September 30, 2013 and 2012

Investment Income

Total investment income for the three-month period ended September 30, 2013 was approximately $41.0 million as compared to approximately $23.9 million for the three-month period ended September 30, 2012. Total investment income for the nine-month period ended September 30, 2013 was approximately $106.5 million as compared to approximately $70.1 million for the nine-month period ended September 30, 2012.

Interest income for the three-month period ended September 30, 2013 totaled approximately $36.2 million as compared to approximately $21.7 million for the three-month period ended September 30, 2012. Interest income for the nine-month period ended September 30, 2013 totaled approximately $95.4 million as compared to approximately $63.2 million for the nine-month period ended September 30, 2012. In general, the increase in interest income is attributable to overall growth in the loan portfolio. Specifically, the increase in interest income is attributable to an increase of loan interest income of approximately $6.9 million and $21.2 million for the three and nine-month periods ended September 30, 2013, respectively, and an increase of PIK interest income of approximately $592,000 and $1.8 million for the three and nine-month periods ended September 30, 2013, respectively. In addition, backend interest income for the three and nine-month periods ended September 30, 2013 increased by $5.4 million and $7.4 million, respectively, primarily due to one-time forbearance fee of approximately $1.9 million and back end interest income for new fundings.

Income from commitment, facility and loan related fees for the three-month period ended September 30, 2013 totaled approximately $4.8 million as compared to approximately $2.2 million for the three-month period ended September 30, 2012. Income from commitment, facility and loan related fees for the nine-month period ended September 30, 2013 totaled approximately $11.1 million as compared to approximately $6.9 million for the nine-month period ended September 30, 2012. The increase in fee income is primarily attributable to additional fee accelerations and one time fees due to early pay-offs during the three and nine-month periods ended September 30, 2013 as compared to the same periods in 2012.

The following table shows the PIK-related activity for the nine-months ended September 30, 2013 and 2012, at cost (unaudited):

	Nine Months Ended September 30,
(in thousands)	2013	2012
Beginning PIK loan balance	$3,309	$2,041
PIK interest capitalized during the period	2,410	1,125
Payments received from PIK loans	(824)	—
Realized Loss	—	(291)

Ending PIK loan balance	$4,895	$2,875

The increase in payments received from PIK loans and PIK interest capitalized during the nine-months ended September 30, 2013 is due to the addition of fourteen PIK loans which have incurred PIK capitalizations during the period and the payoff of three PIK loans during the period ended September 30, 2013.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the three and nine-month periods ended September 30, 2013 and 2012, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Our operating expenses totaled approximately $19.5 million and $12.6 million during the three month periods ended September 30, 2013 and 2012, respectively. Operating expenses totaled approximately $52.3 million and $35.1 million during the nine-month periods ended September 30, 2013 and 2012, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $8.7 million for the three-month period ended September 30, 2013 as compared to approximately $6.1 million for the three-month period ended September 30,

2012. This increase was primarily attributable to an increase in interest and fee expenses of approximately $1.6 million for the three-month period ended September 30, 2013 related to the 2019 Notes and an increase of approximately $1.2 million related to the Asset-Backed Notes issued in December 2012.

Interest and fees on borrowings totaled approximately $26.1 million for the nine-month period ended September 30, 2013 as compared to approximately $16.3 million for the nine-month period ended September 30, 2012. This increase was primarily attributable to an increase in interest and fee expenses of approximately $7.4 million for the nine-month period ended September 30, 2013 related to the 2019 Notes and approximately $3.7 million related to the Asset-Backed Notes issued in December 2012. These expenses were partially offset by a decrease in interest and fees of approximately $1.1 million for the nine-month period ended September 30, 2013 associated with our SBA debentures due to the pay down in August 2012.

We had a weighted average cost of debt, comprised of interest and fees, of approximately 6.0% at September 30, 2013, as compared to 6.7% during September 30, 2012. The decrease was primarily driven by the Asset-Backed Notes issued in December 2012, which account for approximately 19.6% of our outstanding debt and accrue interest at 3.32%. As of September 30, 2013 the weighted average debt outstanding was approximately $585.1 million.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses decreased to $2.2 million from $2.4 million for the three-month periods ended September 30, 2013 and 2012, respectively. These decreases were primarily due to decreases of approximately $279,000 and $136,000 related to outside accounting fees and Board of Directors compensation, respectively, partially offset by increases of approximately $149,000 and $90,000 for recruiting and consultant expenses, respectively, in the three-month period ended September 30, 2013. Expenses increased to $6.8 million from $6.1 million for the nine-month periods ended September 30, 2013 and 2012, respectively. These increases were primarily due to increases of approximately $514,000, $230,000 and $168,000 related to outside consulting services, office and transportation expenses as a result of increased headcount and recruiting fees, respectively, partially offset by a decrease of approximately $313,000 for outside accounting expenses in the nine-month period ended September 30, 2013.

Employee Compensation

Employee compensation and benefits totaled approximately $7.0 million for the three-month period ended September 30, 2013 as compared to approximately $2.9 million for the three-month period ended September 30, 2012 and approximately $15.0 million for the nine-month period ended September 30, 2013 as compared to approximately $9.6 million for the nine-month period ended September 30, 2012. This increase was due to increasing our staff to 63 active employees at September 30, 2013 from 52 active employees at September 30, 2012 and increasing our variable compensation (bonus) accrual based on performance improvements.

Stock-based compensation totaled approximately $1.6 million for the three-month period ended September 30, 2013 as compared to approximately $1.1 million for the three-month period ended September 30, 2012 and approximately $4.3 million for the nine-month period ended September 30, 2013 as compared to approximately $3.1 million for the nine-month period ended September 30, 2012. These increases were due primarily to the expense on restricted stock grants of approximately 606,000 shares granted in the first quarter of 2013.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the three and nine-month periods ended September 30, 2013 and 2012 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2013	2012	2013	2012
Realized gains	$7,827	$948	$17,476	$13,122
Realized losses	(702)	(10,039)	(6,167)	(11,073)

Net realized gains (losses)	$7,125	$(9,091)	$11,309	$2,049

During the three-month periods ended September 30, 2013 and September 30, 2012, we recognized net realized gains of approximately $7.1 million and net realized losses of approximately $9.1 million, respectively. During the three-months ended September 30, 2013, we recorded gross realized gains of approximately $7.8 million primarily from the sale of investments in three portfolio companies. These gains were partially offset by the liquidation of the Company’s investments in eight portfolio companies of approximately $700,000 in gross realized losses.

During the nine-month periods ended September 30, 2013 and September 30, 2012, we recognized net realized gains of approximately $11.3 million and $2.0 million, respectively. During the nine-month period ended September 30, 2013, we recorded gross realized gains of approximately $17.5 million primarily from the sale of investments in eight portfolio companies. These gains were partially offset by the liquidation of our investments in nineteen portfolio companies of approximately $6.2 million in gross realized losses.

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. The following table itemizes the change in net unrealized appreciation/depreciation of investments for the three and nine-month periods ended September 30, 2013 and 2012:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
(in thousands)	Amount	Amount	Amount	Amount
Gross unrealized appreciation on portfolio investments	$28,760	$15,000	$58,168	$40,531
Gross unrealized depreciation on portfolio investments	(15,626)	(23,845)	(44,117)	(56,190)
Reversal of prior period net unrealized appreciation upon a realization event	(6,196)	(80)	(13,599)	(11,666)
Reversal of prior period net unrealized depreciation upon a realization event	2,335	11,503	7,977	12,122
Net unrealized appreciation (depreciation) on escrow receivables	(923)	—	564	—
Citigroup Warrant Participation	(54)	(93)	45	16

Net unrealized appreciation (depreciation) on portfolio investments	$8,296	$2,485	$9,038	$(15,187)

During the three-months ended September 30, 2013, we recorded approximately $9.3 million of net unrealized appreciation from our debt, equity and warrant investments. Approximately $7.3 million is attributed to net unrealized appreciation on equity, which primarily resulted from appreciation of our investment in Virident Systems due to the announcement of the portfolio company’s acquisition by Western Digital, Inc. Approximately $2.1 million is attributed to net unrealized appreciation on our debt investments, which primarily resulted from fair value adjustments made as a result of a decrease in interest rates reflected in our current quarter effective yield. We recorded approximately $99,000 of net unrealized depreciation on our warrant investments.

During the three-month period ended September 30, 2013, net unrealized appreciation decreased by approximately $54,000 as a result of appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. Additionally during the three-month period ended September 30, 2013, net unrealized appreciation on escrow receivables decreased by approximately $923,000, primarily due to the reversal of prior period net unrealized appreciation upon being realized as a gain.

During the three month period ended September 30, 2012, we recorded approximately $2.6 million of net unrealized appreciation from our loans, warrant and equity investments. Approximately $3.9 million and $2.0 million is attributed to net unrealized appreciation on equity and warrants, respectively, of which approximately $4.1 million and $457,000 is due to the reversal of prior period net unrealized appreciation upon being realized as a loss.

During the three-month period ended September 30, 2012, we recorded approximately $3.3 million of net unrealized depreciation on our debt investments, partially offset by approximately $6.9 million due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

The following table itemizes the change in net unrealized appreciation/(depreciation) in the investment portfolio by category for the three-month periods ended September 30, 2013 and 2012.

	Three Months Ended September 30, 2013
(in millions)	Loans	Equity	Warrants	Total
Collateral based impairments	$(3.4)	$—	$(0.1)	$(3.5)

Reversals due to Loan Payoffs & Warrant/Equity sales	1.4	(0.7)	(3.1)	(2.4)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	2.0	1.9	3.9
Level 3 Assets	4.1	6.0	1.2	11.3

Total Fair Value Market/Yield Adjustments	4.1	8.0	3.1	15.2

Total Unrealized Appreciation/(Depreciation)	$2.1	$7.3	$(0.1)	$9.3

	Three Months Ended September 30, 2012
(in millions)	Loans	Equity	Warrants	Total
Collateral based impairments	$(8.7)	$(2.1)	$(1.2)	$(12.0)

Reversals due to Loan Payoffs & Warrant/Equity sales	6.9	4.1	0.4	11.4
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(1.5)	0.6	(0.9)
Level 3 Assets	(1.5)	3.4	2.2	4.1

Total Fair Value Market/Yield Adjustments	(1.5)	1.9	2.8	3.2

Total Unrealized Appreciation/(Depreciation)	$(3.3)	$3.9	$2.0	$2.6

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

During the nine-months ended September 30, 2013, we recorded approximately $8.4 million of net unrealized depreciation from our debt, equity and warrant investments. Approximately $14.7 million is attributed to net unrealized appreciation on equity which primarily resulted from appreciation of our investment in Virident Systems due to the announcement of the portfolio company’s acquisition by Western Digital, Inc. and $3.5 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss. Approximately $3.9 million is attributed to net unrealized appreciation on our warrant investments, of which approximately $8.7 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $2.7 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss. We recorded approximately $10.2 million of net unrealized depreciation on our debt investments, which primarily related to fair value adjustments made as a result of fluctuations in interest rates reflected in our effective yield.

For the nine-month period ended September 30, 2013, net unrealized appreciation increased by approximately $45,000 as a result of depreciation during the nine-month period ended September 30, 2013 of fair value on the pool of warrants collateralized under the warrant participation agreement.

During the nine-month period ended September 30, 2012, we recorded approximately $15.2 million of net unrealized depreciation from our loans, equity and warrant investments. Approximately $1.6 million is attributed to net unrealized appreciation on equity investments and approximately $2.3 million is attributed to net unrealized depreciation on warrant investments. Approximately $497,000 and $6.0 million is due to the reversal of prior period net unrealized appreciation on equity and warrants respectively, upon being realized as a gain. Additionally, we recorded approximately $500,000 of unrealized depreciation attributed to reduced expectations of escrow proceeds previously anticipated to be collected.

We recorded approximately $12.6 million net unrealized depreciation on our debt investments related to fluctuations in current market interest rates during the nine-month period ended September 30, 2012.

The following table itemizes the change in net unrealized appreciation/(depreciation) in the investment portfolio by category for the nine-month periods ended September 30, 2013 and 2012.

	9 Months Ended September 30, 2013
(in millions)	Loans	Equity	Warrants	Total
Collateral based impairments	$(10.3)	$—	$(0.1)	$(10.4)

Reversals due to Loan Payoffs & Warrant/Equity sales	1.6	2.7	(8.2)	(3.9)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	2.0	3.2	5.2
Level 3 Assets	(1.5)	10.0	9.0	17.5

Total Fair Value Market/Yield Adjustments	(1.5)	12.0	12.2	22.7

Total Unrealized Appreciation/(Depreciation)	$(10.2)	$14.7	$3.9	$8.4

	9 Months Ended September 30, 2012
(in millions)	Loans	Equity	Warrants	Total
Collateral based impairments	$(9.3)	$(2.1)	$(1.2)	$(12.6)

Reversals due to Loan Payoffs & Warrant/Equity sales	7.9	(0.5)	(6.0)	1.4
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(5.7)	2.1	(3.6)
Level 3 Assets	(12.6)	9.9	2.8	0.1

Total Fair Value Market/Yield Adjustments	(12.6)	4.2	4.9	(3.5)

Total Unrealized Appreciation/(Depreciation)	$(14.0)	$1.6	$(2.3)	$(14.7)

*

Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets.

Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We intend to distribute approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013.

Net Increase in Net Assets Resulting from Operations and Change in Net Assets per Share

For the three-month periods ended September 30, 2013 and September 30, 2012, the net increase in net assets resulting from operations totaled approximately $37.0 million and approximately $4.7 million, respectively. For the nine-month periods ended September 30, 2013 and September 30, 2012, the net increase in net assets resulting from operations totaled approximately $74.5 million and $21.9 million, respectively. These changes are made up of the items previously described.

The basic and fully diluted net change in net assets per common share was $0.61 and $0.59 for the three-month period ended September 30, 2013, whereas both the basic and fully diluted net change in net assets per common share for the three-month period ended September 30, 2012 was $0.09. The basic and fully diluted net change in net assets per common share for the nine-month period ended September 30, 2013 was and $1.26 and $1.23, respectively, whereas both the basic and fully diluted net change in net assets per common share for the nine-month period ended September 30, 2012 was $0.44.

Financial Condition, Liquidity, and Capital Resources

Our liquidity and capital resources are derived from our Wells Facility, Union Bank Facility (together the “Credit Facilities”), SBA debentures, Convertible Senior Notes, 2019 Notes, Asset-Backed Notes and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the rotation of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration, ATM and private offerings of securities, by securitizing a portion of our investments or borrowing, including from the SBA through our SBIC subsidiaries.

At September 30, 2013, we had $75.0 million of Convertible Senior Notes payable, $170.4 million of 2019 Notes, $102.5 million of Asset-Backed Notes and $225.0 million of SBA debentures payable. We had no borrowings outstanding under either the Wells Facility or the Union Bank Facility.

At September 30, 2013, we had $310.0 million in available liquidity, including $205.0 million in cash and cash equivalents. We had available borrowing capacity of approximately $75.0 million under the Wells Facility and $30.0 million under the Union Bank Facility, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

At September 30, 2013, we had approximately $3.6 million of restricted cash. Our restricted cash consists of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized Asset-Backed Notes, based on current characteristics of the securitized loan portfolios, the restricted funds may be used to pay monthly interest and principal on the securitized debt and are not distributed to us or available for our general operations. During the nine-months ended September 30, 2013, we principally funded our operations from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) cash proceeds from the realization of portfolio investments through the repayments of loan investments and the sale of loan and equity investments.

During the nine-months ended September 30, 2013, our operating activities provided $4.7 million of cash and cash equivalents, compared to $88.6 million used during the nine-months ended September 30, 2012. The $93.3 million increase in cash provided by operating activities resulted primarily from an increase in net assets resulting from operations of $52.7 and principal payments received on investments of approximately $171.3 million, partially offset by additional purchases of investments of approximately $108.9 million. During the nine-months ended September 30, 2013, our investing activities used $3.9 million of cash, compared to $85,000 during nine-months ended September 30, 2012. This $3.8 million increase in cash used by investing activities was primarily due to an increase of approximately $3.6 million in cash collections of interest and principal payments, classified as restricted cash, on assets that are securitized.

During the nine-months ended September 30, 2013, our financing activities provided $21.2 million of cash, compared to $131.3 million during the nine-months ended September 30, 2012. This $110.1 million decrease in cash provided by financing activities was primarily due to a decrease in borrowings of credit facilities of $39.3 million and the Issuance of our 2019 Notes of $159.5 million in 2012 partially offset by an increase in proceeds from issuance of common stock of $46.8 million and a decrease in repayments of credit facilities of $47.5 million.

As of September 30, 2013, net assets totaled $643.4 million, with a net asset value per share of $10.42. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

Additionally, we expect to raise additional capital to support our future growth through future equity and debt offerings, and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2013 Annual Shareholder Meeting held on May 30, 2013, our stockholders authorized us, with the approval of our Board of Directors, to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share. There can be no assurance that these capital resources will be available.

On July 25, 2012, our Board of Directors approved an extension of the stock repurchase plan under the same terms and conditions that allowed us to repurchase up to $35.0 million of our common stock. The stock repurchase plan expired on February 26, 2013 and no shares were repurchased in 2013.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of September 30, 2013 our asset coverage ratio under our regulatory requirements as a business development company was 286.4%, excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage. Total leverage when including our SBA debentures was 212.8% at September 30, 2013.

Outstanding Borrowings

At September 30, 2013 (unaudited) and December 31, 2012, we had the following borrowing capacity and outstanding amounts:

	September 30, 2013		December 31, 2012
(in thousands)	Total Available	Carrying Value (1)	Total Available	Carrying Value (1)
Union Bank Facility	$30,000	$—	$30,000	$—
Wells Facility	75,000	—	75,000	—
Convertible Senior Notes (2)	75,000	72,248	75,000	71,436
2019 Notes	170,364	170,364	170,364	170,364
Asset-Backed Notes	102,474	102,474	129,300	129,300
SBA Debentures (3)	225,000	225,000	225,000	225,000

Total	$677,838	$570,086	$704,664	$596,100

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $2.8 million at September 30, 2013 and $3.6 million at December 31, 2012.
(3)	At September 30, 2013 and at December 31, 2012, the total available borrowings under the SBA was $225.0 million, of which 76.0 million was available in HT II and $149.0 million was available in HT III.

Our net asset value may decline as a result of economic conditions in the United States. Our continued compliance with the covenants under our Credit Facilities, Convertible Senior Notes, 2019 Notes Payable, Asset-Backed Notes and SBA debentures depend on many factors, some of which are beyond our control. Material net asset devaluation could have a material adverse effect on our operations and could require us to reduce our borrowings in order to comply with certain covenants, including the ratio of total assets to total indebtedness. We believe that our current cash and cash equivalents, cash generated from operations, and funds available from our Credit Facilities will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Debt financing costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, as of September 30, 2013 (unaudited) and December 31, 2012 were as follows:

(in thousands)	September 30, 2013	December 31, 2012
Wells Facility	$516	$867
SBA Debenture	5,320	5,877
Convertible Debt	1,467	1,900
Class A2 Notes	3,260	4,074
2019 Notes	5,562	6,287

	$16,125	$19,005

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded contractual commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded contractual commitments may be significant from time to time. As of September 30, 2013, we had unfunded contractual commitments of approximately $169.6 million. Approximately $93.1 million of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the contractual commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent our future cash requirements. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, we had approximately $57.3 million of non-binding term sheets outstanding to seven new companies, which generally convert to contractual commitments within approximately 45 to 60 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of September 30, 2013 (unaudited):

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings (3) (4)	$570,086	$—	$102,474	$72,248	$395,364
Operating Lease Obligations (5)	7,964	1,447	2,944	3,107	466

Total	$578,050	$1,447	$105,418	$75,355	$395,830

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have a warrant participation agreement with Citigroup. See Note 4 to our consolidated financial statements.
(3)	Includes $225.0 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $102.5 million in aggregate principal amount of the Asset-Backed Notes and $72.2 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $2.8 million at September 30, 2013.
(5)	Long-term facility leases.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $296,000 and $900,000 during the three and nine-month periods ended September 30, 2013, respectively. There was approximately $294,000 and $868,000 recorded in the same periods ended September 30, 2012, respectively

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. HT II has a total of $76.0 million of SBA guaranteed debentures outstanding as of September 30, 2013 and has paid the SBA commitment fees of approximately $1.5 million. As of September 30, 2013, we held investments in HT II in 46 companies with a fair value of approximately $103.1 million, accounting for approximately 10.5% of our total portfolio at September 30, 2013.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With our net investment of $74.5 million in HT III as of September 30, 2013, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of September 30, 2013. As of September 30, 2013, HT III has paid commitment fees of approximately $1.5 million. As of September 30 2013, we held investments in HT III in 38 companies with a fair value of approximately $202.0 million accounting for approximately 20.5% of our total portfolio at September 30, 2013.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2013 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the three-months ended September 30, 2013 for HT II was approximately $76.0 million with an average interest rate of approximately 5.41%. The average amount of debentures outstanding for the three-months ended September 30, 2013 for HT III was approximately $149.0 million with an average interest rate of approximately 3.46%.

In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2011, the SBA approved a $25.0 million dollar commitment for HT III. In February 2012, we repaid $24.25 million of SBA debentures under HT II, priced at 6.63%, including annual fees. In June 2012, the SBA approved a $24.25 million dollar commitment for HT III. In August 2012, we repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees and $12.75 million priced at 6.38%, including annual fees.

As of September 30, 2013, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA, and a maximum amount of $225.0 million for funds under common control, subject to periodic adjustments by the SBA. In the aggregate, at September 30, 2013 there was $225.0 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries, bringing us to the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

We reported the following SBA debentures outstanding as of September 30, 2013 (unaudited) and December 31, 2012:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate (1)	September 30, 2013	December 31, 2012
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$34,800	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 27, 2023	3.16%	24,750	24,750

Total SBA Debentures			$225,000	$225,000

(1)	Interest rate includes annual charge

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, we entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015. Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the three-month period ended September 30, 2013, this non-use fee was approximately $96,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term. At September 30, 2013, there were no borrowings outstanding on this facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that we subsequently raise. As of September 30, 2013, the minimum tangible net worth covenant has increased to $478.5 million as a result of the October 2012 follow-on public offering of 3.1 million shares of common stock for proceeds of approximately $33.6 million and the March 2013 follow-on public offering of 8.1 million shares of common stock for proceeds of approximately $95.8 million. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at September 30, 2013.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets (“RBC”) have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012 we entered into an amendment to the Union Bank Facility which permitted us to issue additional senior notes relating to the offer and sale of our 2019 Notes. On September 17, 2012, we entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, we are permitted to increase our unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

On December 17, 2012, we further amended the Union Bank Facility to remove RBC from the Union Bank Facility. Following the removal of RBC, the Union Bank Facility consists solely of Union Bank’s commitment of $30.0 million. In connection with the amendment, the maximum availability under the Union Bank Facility, subject to a borrowing base, was reduced from $55.0 million to $30.0 million. The Union Bank Facility contains an accordion feature, in which we could increase the credit line by up to $95.0 million in the aggregate, funded by commitments from additional lenders and with the agreement of Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended September 30, 2013, this nonuse fee was approximately $38,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. At September 30, 2013 there were no borrowings outstanding on this facility.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of September 30, 2013, the minimum tangible net worth covenant has increased to $472.8 million as a result of the January and October 2012 follow-on public offerings of 5.0 and 3.1 million shares of common stock, respectively, for total net proceeds of approximately $80.9 million and the March 2013 follow-on public offering of 8.1 million shares of common stock for total net proceeds of approximately $95.6 million. The Union Bank Facility will mature on November 1, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at September 30, 2013.

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, we paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the nine-months ended September 30, 2013, we reduced our realized gain by approximately $249,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising a portfolio company warrant which was included in the collateral pool. We recorded an increase on participation liability and a decrease on unrealized appreciation by a net amount of approximately $54,000 as a result of current quarter appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $268,000 as of September 30, 2013 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $1.6 million under the warrant participation agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between March 2014 and January 2017.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016. As of September 30, 2013, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $72.2 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after

October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes has initially been recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 7.9%.

As of September 30, 2013 (unaudited) and December 31, 2012, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of September 30, 2013	As of December 31, 2012
Principal amount of debt	$75,000	$75,000
Original issue discount, net of accretion	(2,752)	(3,564)

Carrying value of debt	$72,248	$71,436

For the three and nine-months ended September 30, 2013 and 2012 (unaudited), the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Three Months Ended September,		Nine Months Ended September,
(in thousands)	2013	2012	2013	2012
Stated interest expense	$1,125	$1,125	$3,375	$3,375
Accretion of original issue discount	271	271	812	812
Amortization of debt issuance cost	144	144	433	433

Total interest expense	$1,540	$1,540	$4,620	$4,620

Cash paid for interest expense	$—	$—	$2,250	$2,250

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.0% and 8.1% for the three and nine-months ended September 30, 2013 and approximately 8.1% and 8.2% for the three and nine-months ended September 30, 2012, respectively. As of September 30, 2013, we are in compliance with the terms of the indentures governing the Convertible Senior Notes.

2019 Notes

On March 6, 2012, we and U.S. Bank National Association (the “Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, we and the Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to our issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, we and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to our issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes” and, together with the April 2019 Notes, the “2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

2019 Notes payable is compromised of:

	As of
(in thousands)	September 30, 2013	December 31, 2012
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,874	85,874

Carrying Value of Debt	$170,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The April 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75.0 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our Credit Facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance, LLC.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring our compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In July 2012, we reopened our April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the three and nine-months ended September 30, 2013 and 2012 (unaudited), the components of interest expense and cash paid for interest expense for the April 2019 Notes and September 2019 Notes are as follows:

	Three Months Ended September 30,
(in thousands)	2013	2012
Stated interest expense	$2,981	$1,509
Amortization of debt issuance cost	243	130

Total interest expense and fees	$3,224	$1,639

Cash paid for interest expense and fees	$2,981	$—

	Nine Months Ended September 30,
(in thousands)	2013	2012
Stated interest expense	$8,944	$2,128
Amortization of debt issuance cost	725	179

Total interest expense and fees	$9,669	$2,307

Cash paid for interest expense and fees	$8,944	$—

As of September 30, 2013, we are in compliance with the terms of the indenture, and respective supplemental indenture, governing the April 2019 Notes and September 2019 Notes. See Note 4 to our consolidated financial statements for more detail on the 2019 Notes.

Asset-Backed Notes

On December 19, 2012, we completed a $230.7 million term debt securitization in connection with which an affiliate of ours made an offering of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “Asset-Backed Notes”), which Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The Asset-Backed Notes were issued by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among us, Hercules Capital Funding 2012-1 LLC, as Trust Depositor (the “Trust Depositor”), Hercules Capital Funding Trust 2012-1, as Issuer (the “Issuer”), and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by us. Interest on the Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The Asset-Backed Notes have a stated maturity of December 16, 2017.

As part of this transaction, we entered into a sale and contribution agreement with the Trust Depositor under which we have agreed to sell or have contributed to the Trust Depositor certain senior loans made to certain of our portfolio companies (the “Loans”). We have made customary representations, warranties and covenants in the sale and contribution agreement with respect to the Loans as of the date of their transfer to the Trust Depositor.

In connection with the issuance and sale of the Asset-Backed Notes, we have made customary representations, warranties and covenants in the note purchase agreement. The Asset-Backed Notes are secured obligations of the Issuer and are non-recourse to us. The Issuer also entered into an indenture governing the Asset-Backed Notes, which indenture includes customary representations, warranties and covenants. The Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act. In addition, the Trust Depositor entered into an amended and restated trust agreement, which includes customary representation, warranties and covenants.

The Loans are serviced by us pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. We perform certain servicing and administrative functions with respect to the Loans. We are entitled to receive a monthly fee from the Issuer for servicing the Loans. This servicing fee equals the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

We also serve as administrator to the Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At September 30, 2013 and December 31, 2012, the Asset Backed Notes had an outstanding balance of $102.5 million and $129.3 million, respectively.

Under the terms of the Asset Backed Notes, we are required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the Asset-Backed Notes. We have segregated these funds and classified them as Restricted Cash. There was approximately $3.6 million of Restricted Cash as of September 30, 2013 funded through interest collections. There was no cash segregated at December 31, 2012 due to immaterial monthly interest collections for the period ended December 31, 2012.

Dividends

The following table summarizes our dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17, 2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27
July 29, 2013	August 13, 2013	August 20, 2013	0.28
November 4, 2013	November 18, 2013	November 25, 2013	0.31

			$8.75

*	Dividend paid in cash and stock.

On November 4, 2013 the Board of Directors increased the quarterly dividend by $0.03, or approximately 10.7%, and declared a cash dividend of $0.31 per share to be paid on November 25, 2013 to shareholders of record as of November 18, 2013. This dividend will represent our thirty-third consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $8.75 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 - 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the year ended December 31, 2012 and 2011, 100% were distributions of ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2013 distributions to stockholders will actually be.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). At September 30, 2013, approximately 80.1% of our total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with our investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee which incorporates the results of the independent valuation firm as appropriate.

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of September 30, 2013. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at September 30, 2013	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range
	(in thousands)
Pharmaceuticals - Debt	$271,642	Market Comparable Companies	Hypothetical Market Yield	12.84% - 17.62%
			Premium/(Discount)	(1.0%) - 0.00%
	3,258	Option Pricing Model(b)	Average Industry Volatility(c)	55.86%
			Risk Free Interest Rate	0.04%
			Estimated Time to Exit (in months)	6.07
	1,033	Liquidation	Investment Collateral	$1.0 - $3.2 million
Medical Devices - Debt	60,557	Market Comparable Companies	Hypothetical Market Yield	13.54% - 18.41%
			Premium/(Discount)	(1.0%) - 1.0%
Technology - Debt	148,459	Market Comparable Companies	Hypothetical Market Yield	7.84% - 21.22%
			Premium/(Discount)	(1.0%) - 2.0%
	2,377	Liquidation	Investment Collateral	$0.4 - $5.4 million
Clean Tech - Debt	174,487	Market Comparable Companies	Hypothetical Market Yield	13.29% - 17.86%
			Premium/(Discount)	(0.5%) - 1.5%
Lower Middle Market - Debt		Market Comparable Companies	Hypothetical Market Yield	12.67% - 17.17%
	232,580		Premium/(Discount)	(0.5%) - 0.75%
	100		Investment Collateral	$0.00 - $2.1 million

Total Level Three Debt Investments	$894,493

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Software, Electronics and Computer Hardware, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments. Clean Tech, above, aligns with the Clean Tech industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the fair value of the conversion feature of convertible notes.
(c)	Represents the range of industry volatility used by market participants when pricing the investment.

Investment Type -	Fair Value at September 30, 2013	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range
	(in thousands)
Level Three Equity Investments	$45,063	Market Comparable Companies	EBITDA Multiple (b) Revenue Multiple (b) Discount for Lack of Marketability (c)	5.7x - 47.0x 1.2x - 5.7x 10.8% - 27.4%
Level Three Warrant Investments	26,393	Market Comparable Companies	EBITDA Multiple (b) Revenue Multiple (b) Discount for Lack of Marketability (c)	5.7x - 47.0x 1.2x - 5.7x 10.8% - 27.4%
Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility (d) Risk-Free Interest Rate Estimated Time to Exit (in months)	34.9% - 103.5% 0.1% - 1.3% 12 - 48

Total Level Three Warrant and Equity Investments	$71,456

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries at all stages of development. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest which has been accrued to principal as earned. We then apply the valuation methods as set forth below.

We apply a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. We value our syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or, if under the in-exchange premise, when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity related securities. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. At September 30, 2013, we had seven loans on non-accrual with a cumulative fair value of approximately $3.1 million compared to one loan on non-accrual at December 31, 2012 with no fair market value.

Paid-In-Kind and End of Term Income

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $889,000 and $2.7 million in PIK income in the three and nine-month periods ended September 30, 2013, respectively. The Company recorded approximately $297,000 and $866,000 in PIK income in the three and nine-month periods ended September 30, 2012, respectively.

Fee Income

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are being amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

Stock-Based Compensation

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period.

Federal Income Taxes

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We are subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable income and 98.2% of our capital gain net income for each one year period ending on October 31. At December 31, 2012, 2011, 2010 and 2009, no excise tax was recorded. We intend to distribute approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so we anticipate no impacts from adopting this standard on our statement of assets and liabilities or results of operations. We are currently assessing the additional disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

Subsequent Events

Dividend Declaration

On November 4, 2013 the Board of Directors increased the quarterly dividend by $0.03, or approximately 10.7%, and declared a cash dividend of $0.31 per share to be paid on November 25, 2013 to shareholders of record as of November 18, 2013. This dividend will represent our thirty-third consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $8.75 per share.

Closed and Pending Commitments

As of November 4, Hercules has:

a.	Closed commitments of approximately $27.3 million to new and existing portfolio companies, and funded approximately $19.5 million since the close of the third quarter.

b.	Pending commitments (signed non-binding term sheets) of approximately $91.5 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
January 1 – September 30, 2013 Closed Commitments	$579.3
Q4-13 Closed Commitments (as of November 4, 2013)	27.3

Total Year-to-date 2013 Closed Commitments(a)	$606.6
Pending Commitments (as of November 4, 2013)(b)	91.5

Year to date 2013 Closed and Pending Commitments	$698.1

Notes:

a.	Closed Commitments may include renewals of existing credit facilities. Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Portfolio Company Developments

In October 2013, ADMA Biologics, Inc. (OTCBB: ADMA) completed its initial public offering of 3,352,941 shares of its common stock at $8.50 per share.

In October 2013, Western Digital Corp (NASDAQ: WDC) completed its acquisition of Hercules portfolio company Virident Systems, Inc. This liquidity event represents a net realized gain of approximately $7.5 million, an internal rate of return of 76.5% (excluding proceeds in escrow) and a gross multiple of 2.5x on Hercules total investment in Virident Systems, Inc.

In October 2013, EnerSys (NYSE: ENS) completed its acquisition of Hercules portfolio company Purcell Systems, Inc. This liquidity event represents a net realized gain of approximately $617,000, an internal rate of return of 15.6% (excluding proceeds in escrow), and a gross multiple of 6.0x on Hercules total investment in Purcell Systems, Inc.

In November 2013, Biomet, Inc. completed its acquisition of Hercules portfolio company Lanx, Inc. This liquidity event represents an expected net realized gain of approximately $1.9 million, an expected internal rate of return of 38.6% (excluding proceeds in escrow), and an expected gross multiple of 2.3x on Hercules total investment in Lanx, Inc.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our investment income will be affected by changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of September 30, 2013, approximately 98.0% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates, or variable rates with a floor. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Based on our Consolidated Statement of Assets and Liabilities as of September 30, 2013, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investments and borrowings.

(in thousands) Basis Point Change (1)	Interest Income	Interest Expense	Net Income
100	$7,267	$—	$7,267
200	$13,114	$—	$13,114
300	$20,018	$—	$20,018
400	$26,977	$—	$26,977
500	$33,935	$—	$33,935

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. During the nine-month period ended September 30, 2013, we did not engage in interest rate hedging activities.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio, and other business developments, including borrowings under our Credit Facilities, SBA debentures,

Convertible Senior Notes, 2019 Notes and Asset-Based Notes, that could affect the net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

Disclosure Controls and Procedures

Our chief executive and chief financial officers, under the supervision and with the participation of our management, conducted an evaluation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934. As of the end of the period covered by our September 30, 2013 quarterly report on Form 10-Q, our chief executive and chief financial officers have concluded that our disclosure controls and procedures were effective to ensure that information required to be disclosed by us in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed by us in the reports that we file or submit under the Securities Exchange Act of 1934 is accumulated and communicated to our management, including our chief executive and chief financial officers, as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Control Over Financial Reporting

There have been no other changes in our internal control over financing reporting, as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934, as amended, that occurred during our most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Legal Proceedings

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the securities offered hereby will be passed upon for JMP Securities by Skadden, Arps, Slate, Meagher & Flom LLP.

EXPERTS

The consolidated financial statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2012 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and accompanying prospectus form a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	September 30, 2013	December 31, 2012
Assets
Investments:
Non-control/Non-affiliate investments (cost of $965,490 and $896,031, respectively)	$970,530	$894,428
Affiliate investments (cost of $17,546 and $18,307, respectively)	12,897	11,872

Total investments, at value (cost of $983,036 and $914,338, respectively)	983,427	906,300
Cash and cash equivalents	204,993	182,994
Restricted Cash	3,632	—
Interest receivable	10,275	9,635
Other assets	25,186	24,714

Total assets	$1,227,513	$1,123,643

Liabilities
Accounts payable and accrued liabilities	$14,051	$11,575
Long-term Liabilities (Convertible Senior Notes)	72,248	71,436
Asset-Backed Notes	102,474	129,300
2019 Notes	170,364	170,364
Long-term SBA Debentures	225,000	225,000

Total liabilities	$584,137	$607,675
Commitments and Contingencies (Note 10)
Net assets consist of:
Common stock, par value	$62	$53
Capital in excess of par value	664,650	564,508
Unrealized appreciation/(depreciation) on investments	1,091	(7,947)
Accumulated realized losses on investments	(25,607)	(36,916)
Undistributed net investment income/(Distributions in excess of net investment income)	3,180	(3,730)

Total net assets	$643,376	$515,968

Total liabilities and net assets	$1,227,513	$1,123,643

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	61,756	52,925
Net asset value per share	$10.42	$9.75

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trust for an asset-backed notes (see Note 4), which is a variable interest entity (“VIE”). The assets of our securitization VIE can only be used to settle obligations of our consolidated securitization VIE, these liabilities are only the obligations of our consolidated securitization VIE, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statements of Assets and Liabilities above.

(Dollars in thousands)	September 30, 2013	December 31, 2012
ASSETS
Restricted Cash	$3,632	$—
Total investments, at value (cost of $189,917 and $226,844, respectively)	185,244	226,997

Total assets	$188,876	$226,997

LIABILITIES
Asset-Backed Notes	$102,474	$129,300

Total liabilities	$102,474	$129,300

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Investment income:
Interest Income
Non-Control/Non-Affiliate investments	$35,623	$21,512	$93,722	$62,502
Affiliate investments	561	238	1,684	686

Total interest income	36,184	21,750	95,406	63,188

Fees
Non-Control/Non-Affiliate investments	4,832	2,150	11,088	6,936
Affiliate investments	5	1	9	1

Total fees	4,837	2,151	11,097	6,937

Total investment income	41,021	23,901	106,503	70,125

Operating expenses:
Interest	7,587	4,908	22,788	13,309
Loan fees	1,072	1,169	3,341	2,977
General and administrative	2,176	2,445	6,831	6,126
Employee Compensation:
Compensation and benefits	7,030	2,919	14,992	9,566
Stock-based compensation	1,596	1,109	4,349	3,111

Total employee compensation	8,626	4,028	19,341	12,677

Total operating expenses	19,461	12,550	52,301	35,089

Net investment income	21,560	11,351	54,202	35,036
Net realized gain/(loss) on investments
Non-Control/Non-Affiliate investments	7,125	(9,091)	11,309	2,049

Total net realized gain/(loss) on investments	7,125	(9,091)	11,309	2,049
Net unrealized appreciation (depreciation) on investments
Non-Control/Non-Affiliate investments	9,288	2,372	10,506	(12,922)
Affiliate investments	(992)	113	(1,468)	(2,265)

Total net unrealized appreciation (depreciation) on investments	8,296	2,485	9,038	(15,187)

Total net realized (unrealized) gain (loss)	15,421	(6,606)	20,347	(13,138)

Net increase in net assets resulting from operations	$36,981	$4,745	$74,549	21,898

Net investment income before investment gains and losses per common share:
Basic	$0.35	$0.23	$0.91	$0.71

Change in net assets per common share:
Basic	$0.61	$0.09	$1.26	$0.44

Diluted	$0.59	$0.09	$1.23	$0.44

Weighted average shares outstanding
Basic	60,522	48,750	58,206	48,130

Diluted	60,750	48,808	58,396	48,237

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2011	43,853	$44	$484,244	$(3,431)	$(43,042)	$(6,432)	$(342)	$431,041

Net increase in net assets resulting from operations	—	—	—	(15,187)	2,049	35,036	—	21,898
Issuance of common stock	574	1	3,252	—	—	—	—	3,253
Issuance of common stock under restricted stock plan	530	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	155	—	1,649	—	—	—	—	1,649
Retired shares from net issuance	(327)	—	(4,254)	—	—	—	—	(4,254)
Public Offering	5,000	5	47,649	—	—	—	—	47,654
Dividends declared	—	—	—	—	—	(35,292)	—	(35,292)
Stock-based compensation	—	—	3,168	—	—	—	—	3,168

Balance at September 30, 2012	49,785	$51	$535,707	$(18,618)	$(40,993)	$(6,688)	$(342)	$469,117

Balance at December 31, 2012	52,925	$53	$564,508	$(7,947)	$(36,916)	$(3,388)	$(342)	$515,968

Net increase in net assets resulting from operations	—	—	—	9,038	11,309	54,202	—	74,549
Issuance of common stock	1,337	1	16,542	—	—	—	—	16,543
Issuance of common stock under restricted stock plan	472	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	142	—	1,923	—	—	—	—	1,923
Retired shares from net issuance	(1,170)	(1)	(18,259)	—	—	—	—	(18,260)
Public Offering	8,050	8	95,529	—	—	—	—	95,537
Dividends declared	—	—	—	—	—	(47,292)	—	(47,292)
Stock-based compensation	—	—	4,408	—	—	—	—	4,408

Balance at September 30, 2013	61,756	$62	$664,650	$1,091	$(25,607)	$3,522	$(342)	$643,376

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	For the Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$74,549	$21,898
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in / provided by operating activities:
Purchase of investments	(411,515)	(302,662)
Principal payments received on investments	336,438	165,157
Proceeds from sale of investments	29,459	21,265
Net unrealized (appreciation) / depreciation on investments	(9,038)	15,187
Net realized gain on investments	(11,309)	(2,049)
Net unrealized appreciation due to lender	—	—
Accretion of paid-in-kind principal	(2,269)	(834)
Accretion of loan discounts	(4,556)	(4,221)
Accretion of loan discount on Convertible Senior Notes	812	812
Accretion of loan exit fees	(10,031)	(2,998)
Change in deferred loan origination revenue	2,540	1,026
Unearned fees related to unfunded commitments	(364)	(1,865)
Amortization of debt fees and issuance costs	2,918	1,391
Depreciation	162	212
Stock-based compensation and amortization of restricted stock grants	4,408	3,168
Common stock issued in lieu of Director compensation	—	—
Change in operating assets and liabilities:
Interest and fees receivable	(641)	(1,955)
Prepaid expenses and other assets	570	(938)
Accounts payable	(63)	99
Income tax receivable (payable)	—	—
Accrued liabilities	2,588	(1,289)

Net cash provided by (used in) operating activities	4,658	(88,596)
Cash flows from investing activities:
Purchases of capital equipment	(240)	(85)
Investment in restricted cash	(3,632)	—
Other long-term assets	(30)	—

Net cash used in investing activities	(3,902)	(85)
Cash flows from financing activities:
Proceeds from issuance of common stock, net	93,443	46,594
Stock repurchase program	—	—
Dividends paid	(45,368)	(33,643)
Issuance of Notes Payable	—	159,490
Borrowings of credit facilities	—	39,250
Repayments of credit facilities	(26,832)	(74,303)
Issuance of Class A2 Notes	—	—
Cash paid for debt issuance costs	—	(6,088)
Fees paid for credit facilities and debentures	—	—

Net cash provided by financing activities	21,243	131,300

Net increase in cash and cash equivalents	21,999	42,619
Cash and cash equivalents at beginning of period	182,994	64,474

Cash and cash equivalents at end of period	$204,993	$107,093

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
Loan
Biotechnology Tools
1-5 Years Maturity
Cleveland BioLabs, Inc(3)	Biotechnology Tools	Senior Secured	January 2017	Interest rate PRIME + 6.20% or Floor rate of 10.45%	$6,000	$5,865	$5,865
Labcyte, Inc.(11)	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$4,640	4,655	4,628

Subtotal: 1-5 Years Maturity						10,520	10,493

Subtotal: Biotechnology Tools (1.63%)*						10,520	10,493

Clean Tech
Under 1 Year Maturity
Brightsource Energy, Inc.	Clean Tech	Senior Secured	January 2014	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$35,000	35,398	35,398
Enphase Energy, Inc.(11)	Clean Tech	Senior Secured	June 2014	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$1,947	1,981	1,963

Subtotal: Under 1 Year Maturity						37,379	37,361

1-5 Years Maturity
Agrivida, Inc.	Clean Tech	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,000	5,835	5,835
Alphabet Energy, Inc.	Clean Tech	Senior Secured	February 2015	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$1,340	1,296	1,296
American Superconductor Corporation(3)(11)	Clean Tech	Senior Secured	December 2014	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$5,769	6,073	6,073
APTwater, Inc	Clean Tech	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$18,000	17,756	17,756
BioAmber, Inc.(5)(10)	Clean Tech	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$25,000	24,835	24,835
Enphase Energy, Inc.	Clean Tech	Senior Secured	August 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,400	7,396	7,281
Fluidic, Inc.	Clean Tech	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,884	4,884
Fulcrum Bioenergy, Inc.(11)	Clean Tech	Senior Secured	November 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$10,000	9,907	9,907
Glori Energy, Inc.(11)	Clean Tech	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,222	6,289	6,305

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
Polyera Corporation	Clean Tech	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$3,000	$3,008	$2,925
SCIEnergy, Inc.(4)	Clean Tech	Senior Secured	September 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$4,805	4,863	4,928
Scifiniti (pka Integrated Photovoltaics, Inc.)	Clean Tech	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$1,751	1,723	1,702
Stion Corporation(4)	Clean Tech	Senior Secured	February 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,102	5,274	5,168
TAS Energy, Inc.	Clean Tech	Senior Secured	February 2015	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$4,503	4,344	4r,306
TAS Energy, Inc.	Clean Tech	Senior Secured	February 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$15,000	15,028	15,261

Total TAS Energy, Inc.						19,372	19,567
TPI Composites, Inc.	Clean Tech	Senior Secured	June 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$15,000	14,771	14,770

Subtotal: 1-5 Years Maturity						133,282	133,232

Subtotal: Clean Tech (26.52%)*						170,661	170,593

Communications & Networking
1-5 Years Maturity
Bridgewave Communications(8)	Communications & Networking	Senior Secured	March 2016	Interest rate FIXED + 8.00%, PIK Interest 8.00%	$7,753	7,433	2,007
OpenPeak, Inc.(11)	Communications & Networking	Senior Secured	July 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$11,440	11,984	11,984
PointOne(8)	Communications & Networking	Senior Secured	January 2017	Interest rate LIBOR + 11.00% or Floor rate of 13.50%	$2,128	2,128	—
PointOne(8)	Communications & Networking	Senior Secured	April 2015	Interest rate LIBOR + 11.00% or Floor rate of 13.50%	$—	(100)	100
PointOne(8)	Communications & Networking	Senior Secured	September 2015	Interest rate LIBOR + 11.00% or Floor rate of 13.50%	$—	(4)	—

Total PointOne						2,024	100
Spring Mobile Solutions	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$20,000	19,553	19,835

Subtotal: 1-5 Years Maturity						40,994	33,926

Subtotal: Communications & Networking (5.27%)						40,994	33,926

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
Diagnostic
1-5 Years Maturity
Tethys Bioscience, Inc.(8)(11)	Diagnostic	Senior Secured	December 2015	Interest rate PRIME + 8.40% or Floor rate of 11.65%	$4,032	$4,242	$1,033

Subtotal: 1-5 Years Maturity						4,242	1,033

Subtotal: Diagnostic (0.16%)*						4,242	1,033

Drug Delivery
Under 1 Year Maturity
Alexza Pharmaceuticals, Inc(3)	Drug Delivery	Senior Secured	October 2013	Interest rate PRIME + 6.50% or Floor rate of 10.75%	$561	1,003	1,003

Subtotal: Under 1 Year Maturity						1,003	1,003

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(3)(11)	Drug Delivery	Senior Secured	December 2014	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$5,278	5,327	5,240
AcelRx Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Secured	December 2014	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$5,278	5,317	5,228

Total AcelRx Pharmaceuticals, Inc.						10,644	10,468
BIND Therapeutics, Inc.(3)	Drug Delivery	Senior Secured	September 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$4,500	4,391	4,391
Intelliject, Inc.(11)	Drug Delivery	Senior Secured	June 2016	Interest rate PRIME + 5.75% or Floor rate of 11.00%	$15,000	15,013	15,269
NuPathe, Inc.(3)	Drug Delivery	Senior Secured	May 2016	Interest rate PRIME +3.25% or Floor rate of 9.85%	$8,500	8,326	8,293
Revance Therapeutics, Inc.	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$1,161	1,189	1,160
Revance Therapeutics, Inc.	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$11,607	11,785	11,600

Total Revance Therapeutics, Inc.						12,974	12,760

Subtotal: 1-5 Years Maturity						51,348	51,181

Subtotal: Drug Delivery (8.11%)*						52,351	52,184

Drug Discovery & Development

1-5 Years Maturity
ADMA Biologics, Inc.	Drug Discovery & Development	Senior Secured	April 2016	Interest rate PRIME +2.75% or Floor rate of 8.50%	$5,000	4,921	4,756

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
Anacor Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Secured	July 2017	Interest rate PRIME + 6.40% or Floor rate of 11.65%	$15,000	$14,498	$14,498
Anacor Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Secured	July 2017	Interest rate PRIME + 6.40% or Floor rate of 11.65%	$15,000	14,498	14,498

Total Anacor Pharmaceuticals, Inc.						28,996	28,996
Aveo Pharmaceuticals, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	September 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$10,348	10,348	10,452
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Secured	September 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$11,492	11,492	11,607

Total Aveo Pharmaceuticals, Inc.						21,840	22,059
Cell Therapeutics, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 9.00% or Floor rate of 12.25%	$10,000	9,889	10,091
Cempra, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$9,762	9,592	9,456
Cempra, Inc.(3)	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$5,238	5,147	5,075

Total Cempra, Inc.						14,739	14,531
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$16,967	16,764	16,270
Coronado Biosciences, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	March 2016	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$15,000	14,993	14,606
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	January 2015	Interest rate PRIME + 4.40% or Floor rate of 10.15%	$6,101	6,048	5,970
Insmed, Incorporated(11)	Drug Discovery & Development	Senior Secured	January 2016	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$10,000	9,888	9,782
Insmed, Incorporated	Drug Discovery & Development	Senior Secured	January 2016	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$10,000	9,807	9,701

Total Insmed, Incorporated						19,695	19,483
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Secured	May 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,175	39,239
Neuralstem, Inc.(3)	Drug Discovery & Development	Senior Secured	June 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$8,000	7,800	7,904
Paratek Pharmaceuticals, Inc.(9)	Drug Discovery & Development	Senior Secured	N/A	Interest rate FIXED + 10.00%	$36	36	36

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
Paratek Pharmaceuticals, Inc.(9)	Drug Discovery & Development	Senior Secured	N/A	N/A	$28	$28	$28
Paratek Pharmaceuticals, Inc.(9)	Drug Discovery & Development	Senior Secured	N/A	Interest rate FIXED + 10.00%	$45	45	45

Total Paratek Pharmaceuticals, Inc.						109	109
uniQure B.V.(5)(10)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$10,000	9,660	9,660

Subtotal: 1-5 Years Maturity						195,629	193,674

Subtotal: Drug Discovery & Development (30.10%)*						195,629	193,674

Electronics & Computer Hardware

1-5 Years Maturity
Clustrix, Inc.	Electronics & Computer Hardware	Senior Secured	December 2015	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$582	577	577
Identive(3)(11)	Electronics & Computer Hardware	Senior Secured	November 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$6,621	6,524	6,609
OCZ Technology Group, Inc.	Electronics & Computer Hardware	Senior Secured	April 2016	Interest rate PRIME + 8.75% or Floor rate 12.50%, PIK Interest 3.00%	$10,121	11,624	11,624
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate PRIME + 12.75% or Floor rate 16.00%, PIK Interest 4.00%	$2,026	1,926	1,926

Subtotal: 1-5 Years Maturity						20,651	20,736

Subtotal: Electronics & Computer Hardware (3.22%)*						20,651	20,736

Healthcare Services, Other
1-5 Years Maturity
InstaMed Communications, LLC	Healthcare Services, Other	Senior Secured	December 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$3,000	2,950	2,950
MDEverywhere, Inc.	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$2,000	1,871	1,871
Orion Healthcorp, Inc.	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 10.50% or Floor rate of 12.00%, PIK Interest 3.00%	$6,541	6,410	6,410
Orion Healthcorp, Inc.	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$2,000	461	461

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
Orion Healthcorp, Inc.	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$9,000	$8,823	$8,823

Total Orion Healthcorp, Inc.						15,694	15,694
Pacific Child & Family Associates	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 9.00% or Floor rate of 11.50%	$2,104	2,159	2,117
Pacific Child & Family Associates	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 11.00% or Floor rate 14.00%, PIK Interest 3.75%	$6,772	6,790	6,687

Total Pacific Child & Family Associates						8,949	8,804

Subtotal: 1-5 Years Maturity						29,464	29,320

Subtotal: Healthcare Services, Other (4.56%)*						29,464	29,320

Information Services
1-5 Years Maturity
Eccentex Corporation(11)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$763	759	370
InXpo, Inc.	Information Services	Senior Secured	April 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,550	2,467	2,337
Jab Wireless, Inc.	Information Services	Senior Secured	November 2017	Interest rate PRIME + 6.75% or Floor rate of 8.00%	$2,000	1,996	1,996
Jab Wireless, Inc.	Information Services	Senior Secured	November 2017	Interest rate PRIME + 6.75% or Floor rate of 8.00%	$7,574	7,526	7,526
Jab Wireless, Inc.	Information Services	Senior Secured	November 2017	Interest rate PRIME + 6.75% or Floor rate of 8.00%	$22,426	22,286	22,286

Total Jab Wireless, Inc.						31,808	31,808
Womensforum.com(11)	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$7,200	7,080	6,772
Womensforum.com(11)	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 7.50% or Floor rate of 10.25%, PIK Interest 2.00%	$4,592	4,515	4,151

Total Womensforum.com						11,595	10,923

Subtotal: 1-5 Years Maturity						46,629	45,437

Subtotal: Information Services (7.06%)*						46,629	45,437

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
Internet Consumer & Business Services
Under 1 Year Maturity
Tectura Corporation	Internet Consumer & Business Services	Senior Secured	December 2013	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	$563	$563
Tectura Corporation	Internet Consumer & Business Services	Senior Secured	December 2013	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,461	6,461
Tectura Corporation	Internet Consumer & Business Services	Senior Secured	December 2013	Interest rate LIBOR + 8.00% or Floor rate of 11.00%	$18,312	18,276	18,276
Tectura Corporation	Internet Consumer & Business Services	Senior Secured	December 2013	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	6,870	6,870

Total Tectura Corporation						32,170	32,170

Subtotal: Under 1 Year Maturity						32,170	32,170

1-5 Years Maturity
Ahhha, Inc.(8)	Internet Consumer & Business Services	Senior Secured	January 2015	Interest rate FIXED + 12.00%	$350	346	—
Blurb, Inc.	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$7,069	6,900	6,812
CashStar, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate PRIME + 6.25% or Floor rate 10.50%, PIK Interest 1.00%	$4,008	3,921	3,921
Education Dynamics	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate FIXED + 12.50%, PIK Interest 1.50%	$17,765	17,484	17,025
Education Dynamics	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate FIXED +12.50%, PIK Interest 1.50%	$7,822	7,684	7,482

Total Education Dynamics						25,168	24,507
Gazelle	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate PRIME + 7.00% or Floor rate 10.25%, PIK Interest 2.50%	$12,287	12,190	12,433
Gazelle	Internet Consumer & Business Services	Senior Secured	October 2014	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$754	724	739

Total Gazelle						12,914	13,172
Just Fabulous, Inc.	Internet Consumer & Business Services	Senior Secured	August 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,581	4,581

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
Just Fabulous, Inc.	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	$4,806	$4,806

Total Just Fabulous, Inc.						9,387	9,387
Just.Me, Inc.(8)	Internet Consumer & Business Services	Senior Secured	June 2015	Interest rate PRIME + 5.00% or Floor rate of 8.25%	$662	650	—
Just.Me, Inc.(8)	Internet Consumer & Business Services	Senior Secured	June 2015	Interest rate PRIME + 5.25% or Floor rate of 5.75%	$661	653	—

Total Just.Me, Inc.						1,303	—
NetPlenish(8)	Internet Consumer & Business Services	Senior Secured	April 2015	Interest rate FIXED + 10.00%	$483	475	—
Reply! Inc.	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$3,015	3,021	3,111
Reply! Inc.(11)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$10,295	10,095	10,198
Reply! Inc.(11)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$2,010	2,014	2,054

Total Reply! Inc.						15,130	15,363
ShareThis, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$15,000	14,503	14,575
Trulia, Inc.(3)(11)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 8.75%	$4,090	4,047	3,898
Trulia, Inc.(3)(11)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$4,062	4,020	3,973

Total Trulia, Inc.						8,067	7,871
Vaultlogix	Internet Consumer & Business Services	Senior Secured	September 2016	Interest rate LIBOR + 8.50% or Floor rate 10.00%, PIK Interest 2.50%	$7,932	7,869	7,390
Vaultlogix	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$8,242	8,230	7,797

Total Vaultlogix						16,099	15,187

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
WaveMarket, Inc.(11)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 5.75% or Floor rate of 9.50%	$10,000	$9,914	$9,754

Subtotal: 1-5 Years Maturity						124,127	120,549

Subtotal: Internet Consumer & Business Services (23.74%)*						156,297	152,719

Media/Content/Info
1-5 Years Maturity
Westwood One	Media/Content/Info	Senior Secured	October 2016	Interest rate LIBOR + 6.50% or Floor rate of 8.00%	$5,113	4,824	4,824
Westwood One	Media/Content/Info	Senior Secured	October 2016	Interest rate LIBOR + 6.50% or Floor rate of 8.00%	$12,782	11,951	11,951

Total Westwood One						16,775	16,775
Zoom Media and Marketing	Media/Content/Info	Senior Secured	December 2014	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$4,000	3,820	3,727
Zoom Media and Marketing	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% or Floor rate 10.50%, PIK Interest 3.75%	$4,695	4,488	4,423

Total Zoom Media and Marketing						8,308	8,150

Subtotal: 1-5 Years Maturity						25,083	24,925

Subtotal: Media/Content/Info (3.87%)						25,083	24,925

Medical Devices & Equipment
Under 1 Year Maturity
Novasys Medical, Inc(9)	Medical Devices & Equipment	Senior Secured	June 2013	Interest rate FIXED of + 8.00%	$35	34	34
Optiscan Biomedical, Corp(6)	Medical Devices & Equipment	Senior Secured	December 2013	Interest rate PRIME + 8.20% or Floor rate of 11.45%	$8,260	9,704	9,704
Oraya Therapeutics, Inc.(9)	Medical Devices & Equipment	Senior Secured	December 2013	Interest rate FIXED + 7.00%	$500	500	500

Subtotal: Under 1 Year Maturity						10,238	10,238

1-5 Years Maturity
Home Dialysis Plus	Medical Devices & Equipment	Senior Secured	April 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$10,000	9,661	9,661
Lanx, Inc.	Medical Devices & Equipment	Senior Secured	October 2015	Interest rate (PRIME -5.25%) + 9.60% or Floor rate of 10.25%	$5,500	5,280	5,138

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
Lanx, Inc.	Medical Devices & Equipment	Senior Secured	October 2016	Interest rate PRIME + 8.50% or Floor rate of 11.75%, PIK Interest 2.00%	$13,184	$12,835	$13,092

Total Lanx, Inc.						18,115	18,230
Medrobotics Corporation	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$5,000	4,877	4,898
NinePoint Medical, Inc.	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$6,585	6,499	6,367
Oraya Therapeutics, Inc.(11)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%	$7,971	7,862	8,001
SonaCare Medical	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$4,000	3,930	3,785
SonaCare Medical(11)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$6,000	6,031	5,805

Total SonaCare Medical						9,961	9,590
United Orthopedic Group, Inc.	Medical Devices & Equipment	Senior Secured	July 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$25,000	24,401	25,151

Subtotal: 1-5 Years Maturity						81,375	81,898

Subtotal: Medical Devices & Equipment (14.32%)*						91,613	92,136

Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$1,247	1,232	1,207
SiTime Corporation	Semiconductors	Senior Secured	September 2016	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,500	3,442	3,442

Subtotal: 1-5 Years Maturity						4,674	4,649

Subtotal: Semiconductors (0.72%)*						4,674	4,649

Software
Under 1 Year Maturity
Clickfox, Inc.	Software	Senior Secured	September 2014	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	1,972	1,972
Tada Innovations, Inc.(8)	Software	Senior Secured	October 2013	Interest rate FIXED + 8.00%	$100	100	—

Subtotal: Under 1 Year Maturity						2,072	1,972

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
1-5 Years Maturity
Clickfox, Inc.	Software	Senior Secured	November 2015	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$6,511	$6,120	$6,120
EndPlay, Inc.	Software	Senior Secured	August 2015	Interest rate PRIME + 7.35% or Floor rate of 10.60%	$1,802	1,720	1,623
Hillcrest Laboratories, Inc.	Software	Senior Secured	July 2015	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$3,039	3,000	3,006
KXEN, Inc.(4)	Software	Senior Secured	January 2015	Interest rate PRIME + 5.08% or Floor rate of 8.33%	$1,545	1,622	1,622
Mobile Posse, Inc.	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$4,000	3,845	3,845
Neos Geosolutions, Inc.	Software	Senior Secured	May 2016	Interest rate PRIME + 5.75% or Floor rate of 10.50%	$4,000	4,010	3,895
StartApp	Software	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$2,500	2,488	2,488
Touchcommerce, Inc.	Software	Senior Secured	June 2017	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$5,000	4,686	4,686
Touchcommerce, Inc.	Software	Senior Secured	December 2014	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$3,111	3,060	3,060

Total Touchcommerce, Inc.						7,746	7,746

Subtotal: 1-5 Years Maturity						30,551	30,345

Subtotal: Software (5.02%)*						32,623	32,317

Specialty Pharmaceuticals
Under 1 Year Maturity
QuatRx Pharmaceuticals Company(9)	Specialty Pharmaceuticals	Senior Secured	March 2014	Interest rate FIXED + 8.00%	$82	82	267
QuatRx Pharmaceuticals Company(9)	Specialty Pharmaceuticals	Senior Secured	March 2014	Interest rate FIXED + 8.00%	$556	556	920
QuatRx Pharmaceuticals Company(9)	Specialty Pharmaceuticals	Senior Secured	March 2014	Interest rate FIXED + 8.00%	$1,250	1,250	2,071

Total QuatRx Pharmaceuticals Company						1,888	3,258

Subtotal: Under 1 Year Maturity						1,888	3,258

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Maturity Date	Interest Rate and Floor	Principal Amount	Cost	Value
1-5 Years Maturity
Rockwell Medical, Inc.	Specialty Pharmaceuticals	Senior Secured	December 2016	Interest rate PRIME + 9.25% or Floor rate of 12.50%	$20,000	$19,919	$19,919

Subtotal: 1-5 Years Maturity						19,919	19,919

Subtotal: Specialty Pharmaceuticals (3.60%)*						21,807	23,177

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(11)	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED + 12.95%	$7,250	7,174	7,174

Subtotal: 1-5 Years Maturity						7,174	7,174

Subtotal: Surgical Devices (1.12%)*						7,174	7,174

Total Debt (139.03%)*						910,412	894,493

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Series	Shares	Cost	Value
Equity
Biotechnology Tools
NuGEN Technologies, Inc.	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$691

Subtotal: Biotechnology Tools (0.11%)*					500	691

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	153
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	3,046
Stoke, Inc.	Communications & Networking	Equity	Preferred Series E	152,905	500	685

Subtotal: Communications & Networking (0.60%)*					1,602	3,884

Consumer & Business Products
Caivis Acquistion Corporation	Consumer & Business Products	Equity	Common Stock	295,861	819	598
IPA Holdings, LLC	Consumer & Business Products	Equity	LLC Interest	500,000	500	564
Market Force Information, Inc.	Consumer & Business Products	Equity	Preferred Series B	187,970	500	403

Subtotal: Consumer & Business Products (0.24%)*					1,819	1,565

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)	Drug Delivery	Equity	Common Stock	89,243	178	858
Merrion Pharm(3)(5)(10)	Drug Delivery	Equity	Common Stock	20,000	9	—
NuPathe, Inc.(3)	Drug Delivery	Equity	Common Stock	50,000	146	120
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Equity	Common Stock	41,570	500	132

Subtotal: Drug Delivery (0.17%)*					833	1,110

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	235,872	1471	4260
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	167,864	842	346
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Equity	Preferred Series B	20,107	503	202
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Equity	Preferred Series C	142,858	1,000	991

Total Dicerna Pharmaceuticals, Inc.				162,965	1,503	1,193
Inotek Pharmaceuticals Corporation	Drug Discovery & Development	Equity	Common Stock	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	546,448	2,000	2,071
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Equity	Common Stock	85,450	5	—
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Equity	Preferred Series H	244,158	1000	—

Total Paratek Pharmaceuticals, Inc.				329,608	1,005	—

Subtotal: Drug Discovery & Development (1.22%)*					8,321	7,870

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Series	Shares	Cost	Value
Electronics & Computer Hardware
Virident Systems, Inc.	Electronics & Computer Hardware	Equity	Preferred Series D	6,546,217	$5,000	$12,235

Subtotal: Electronics & Computer Hardware (1.90%)*					5,000	12,235

Information Services
Buzznet, Inc.	Information Services	Equity	Preferred Series C	263,158	250	—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Equity	Common Stock	500,000	603	—

Subtotal: Information Services (0.00%)*					853	—

Internet Consumer & Business Services
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	8,121	93	—
Progress Financial	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	250
Trulia, Inc.(3)	Internet Consumer & Business Services	Equity	Common Stock	29,340	141	1,697

Subtotal: Internet Consumer & Business Services (0.30%)*					484	1,947

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Equity	Preferred Series D	145,590	1,000	544

Subtotal: Media/Content/Info (0.08%)*					1,000	544

Medical Devices & Equipment
Gelesis, Inc.(6)	Medical Devices & Equipment	Equity	LLC Interest	2,024,092	925	513
Lanx, Inc.	Medical Devices & Equipment	Equity	Preferred Series C	1,203,369	1,000	2,000
Medrobotics Corporation	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	270
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	390
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	132
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Equity	Preferred Series D	20,251,220	1932	1859

Total Optiscan Biomedical, Corp.				28,364,096	5,587	2,381

Subtotal: Medical Devices & Equipment (0.80%)*					8,762	5,164

Software
Atrenta, Inc.	Software	Equity	Preferred Series C	1,196,845	986	1,780
Atrenta, Inc.	Software	Equity	Preferred Series D	635,513	508	1126

Total Atrenta, Inc.				1,832,358	1,494	2,906
Box, Inc.	Software	Equity	Preferred Series C	390,625	500	5,352
Box, Inc.	Software	Equity	Preferred Series D	158,133	500	2,166
Box, Inc.	Software	Equity	Preferred Series D-1	124,511	1,000	1,706
Box, Inc.	Software	Equity	Preferred Series D-2	220,751	2,001	3,024

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Series	Shares	Cost	Value
Box, Inc.	Software	Equity	Preferred Series E	38,183	$500	$523

Total Box, Inc.				932,203	4,501	12,771
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	50	71
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	1,401
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	302

Subtotal: Software (2.71%)*					6,750	17,451

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	166,419	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.	Surgical Devices	Equity	Preferred Series B	219,298	250	60
Gynesonics, Inc.	Surgical Devices	Equity	Preferred Series C	656,538	282	109
Gynesonics, Inc.	Surgical Devices	Equity	Preferred Series D	1,621,553	580	675

Total Gynesonics, Inc.				2,497,389	1,112	844
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	300
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series C	119,999	300	219
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series D	260,000	650	875

Total Transmedics, Inc.				468,960	2,050	1,394

Subtotal: Surgical Devices (0.35%)*					3,162	2,238

Subtotal: Equity (8.50%)*					39,836	54,699

Warrant
Biotechnology Tools
Cleveland BioLabs, Inc (3)	Biotechnology Tools	Warrant	Common Stock	156,250	105	105
Labcyte, Inc.	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	75
NuGEN Technologies, Inc.	Biotechnology Tools	Warrant	Preferred Series B	204,545	45	249
NuGEN Technologies, Inc.	Biotechnology Tools	Warrant	Preferred Series C	30,114	33	25

Total NuGEN Technologies, Inc.					78	274

Subtotal: Biotechnology Tools (0.07%)*					506	454

Clean Tech
Agrivida, Inc.	Clean Tech	Warrant	Preferred Series C	77,447	120	243
Alphabet Energy, Inc.	Clean Tech	Warrant	Preferred Series A	86,329	82	205
American Superconductor Corporation(3)	Clean Tech	Warrant	Preferred Common Stock	139,275	244	55
Brightsource Energy, Inc.	Clean Tech	Warrant	Preferred Series 1	175,000	780	175
Calera, Inc.	Clean Tech	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.	Clean Tech	Warrant	Preferred Series B	437,500	308	434
Fluidic, Inc.	Clean Tech	Warrant	Preferred Series C	59,665	102	102
Fulcrum Bioenergy, Inc.	Clean Tech	Warrant	Preferred Series C-1	280,897	275	198
Glori Energy, Inc.	Clean Tech	Warrant	Preferred Series C	145,932	165	46
GreatPoint Energy, Inc.	Clean Tech	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation	Clean Tech	Warrant	Preferred Series C	161,575	69	90
Propel Fuels	Clean Tech	Warrant	Preferred Series C	3,200,000	211	169
SCIEnergy, Inc.	Clean Tech	Warrant	Preferred Series D	1,061,623	360	25

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Series	Shares	Cost	Value
Scifiniti (pka Integrated Photovoltaics, Inc.)	Clean Tech	Warrant	Preferred Series B	390,000	$82	$114
Solexel, Inc.	Clean Tech	Warrant	Preferred Series B	1,171,625	1162	236
Stion Corporation	Clean Tech	Warrant	Preferred Series E	110,226	317	171
TAS Energy, Inc.	Clean Tech	Warrant	Preferred Series E	37,406	299	172
TPI Composites, Inc.	Clean Tech	Warrant	Preferred Series B	120	172	241
Trilliant, Inc.	Clean Tech	Warrant	Preferred Series A	320,000	162	36

Subtotal: Clean Tech (0.42%)*					5,971	2,712

Communications & Networking
Bridgewave Communications	Communications & Networking	Warrant	Preferred Series 5	29,426	753	—
Intelepeer, Inc.	Communications & Networking	Warrant	Preferred Series C	117,958	102	124
OpenPeak, Inc.	Communications & Networking	Warrant	Preferred Series E	25,646	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	52
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	304
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	80
Purcell Systems, Inc.	Communications & Networking	Warrant	Preferred Series B	110,000	123	730
Spring Mobile Solutions	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	776
Stoke, Inc.	Communications & Networking	Warrant	Preferred Series C	158,536	53	195
Stoke, Inc.	Communications & Networking	Warrant	Preferred Series D	72,727	65	84

Total Stoke, Inc.				231,263	118	279

Subtotal: Communications & Networking (0.36%)*					1,871	2,345

Consumer & Business Products
IPA Holdings, LLC	Consumer & Business Products	Warrant	Common Stock	650,000	275	322
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A	99,286	24	9
Seven Networks, Inc.	Consumer & Business Products	Warrant	Preferred Series C	1,821,429	174	3

Subtotal: Consumer & Business Products (0.05%)*					473	334

Diagnostic
Navidea Biopharmaceuticals, Inc. (pka Neoprobe) (3)	Diagnostic	Warrant	Common Stock	333,333	244	255
Tethys Bioscience, Inc.	Diagnostic	Warrant	Preferred Series E	2,689,945	147	—

Subtotal: Diagnostic (0.04%)*					391	255

Drug Delivery
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	37,639	645	3
BIND Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	71,359	367	267

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Series	Shares	Cost	Value
Intelliject, Inc.	Drug Delivery	Warrant	Preferred Series B	82,500	$594	$780
NuPathe, Inc.(3)	Drug Delivery	Warrant	Common Stock	106,631	139	83
Revance Therapeutics, Inc.	Drug Delivery	Warrant	Preferred Series D	802,675	557	317
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	61,452	87	4

Subtotal: Drug Delivery (0.23%)*					2,389	1,454

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	39,178	74	451
ADMA Biologics, Inc.	Drug Discovery & Development	Warrant	Common Stock	31,750	129	129
Anacor Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	528,375	1155	2919
Anthera Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	24
Cell Therapeutics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	679,040	300	483
Cempra, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	138,797	458	655
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	500
Concert Pharmaceuticals, Inc.	Drug Discovery & Development	Warrant	Preferred Series C	400,000	367	524
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	161
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Warrant	Preferred Series A	21,000	237	43
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Warrant	Preferred Series B	26,400	310	55

Total Dicerna Pharmaceuticals, Inc.				47,600	575	98
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,408	231	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	302,143	155	217
Neuralstem, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	648,798	295	972
Portola Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Preferred Series B	68,702	152	729
uniQure B.V.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series A	185,873	218	218

Subtotal: Drug Discovery & Development (1.26%)*					5,725	8,080

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Preferred Series B	50,000	12	17
Identive(3)	Electronics & Computer Hardware	Warrant	Common Stock	992,084	247	226

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Series	Shares	Cost	Value
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Warrant	Preferred Series A	552,467	$124	$58

Subtotal: Electronics & Computer Hardware (0.05%)*					383	301

Healthcare Services, Other
MDEverywhere, Inc.	Healthcare Services, Other	Warrant	Common Stock	129	94	58

Subtotal: Healthcare Services, Other (0.01%)*					94	58

Information Services
Buzznet, Inc.	Information Services	Warrant	Preferred Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Warrant	Preferred Series G	48,232	58	15
Eccentex Corporation	Information Services	Warrant	Preferred Series A	408,719	31	—
Intelligent Beauty, Inc.	Information Services	Warrant	Preferred Series B	190,234	230	797
InXpo, Inc.	Information Services	Warrant	Preferred Series C	915,449	123	54
InXpo, Inc.	Information Services	Warrant	Preferred Series C-1	314,966	24	19

Total InXpo, Inc.				1,230,415	147	73
Jab Wireless, Inc.	Information Services	Warrant	Preferred Series A	266,567	265	334
RichRelevance, Inc.	Information Services	Warrant	Preferred Series D	112,749	98	40

Subtotal: Information Services (0.20%)*					838	1,259

Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	439,336	323	506
Blurb, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	364

Total Blurb, Inc.				673,616	959	870
CashStar, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C-2	454,545	102	39
Gazelle	Internet Consumer & Business Services	Warrant	Preferred Series D	151,827	165	384
Invoke Solutions, Inc.	Internet Consumer & Business Services	Warrant	Common Stock	53,084	39	—
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,456	589	1199
Just.Me, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	102,299	20	—
Prism Education Group, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
Progress Financial	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	62
Reply! Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,225	320	144
ShareThis, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	473
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—
WaveMarket, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	1,083,333	106	47

Subtotal: Internet Consumer & Business Services (0.50%)*					3,019	3,218

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Series	Shares	Cost	Value
Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Warrant	Preferred Series C	110,018	$60	$72
Glam Media, Inc.	Media/Content/Info	Warrant	Preferred Series D	407,457	482	—
Zoom Media and Marketing	Media/Content/Info	Warrant	Preferred	1,204	348	379

Subtotal: Media/Content/Info (0.07%)*					890	451

Medical Devices & Equipment
Gelesis, Inc.(6)	Medical Devices & Equipment	Warrant	LLC Interest	263,688	78	9
Home Dialysis Plus	Medical Devices & Equipment	Warrant	Preferred Series A	300,000	245	245
Lanx, Inc.	Medical Devices & Equipment	Warrant	Preferred Series C	1,203,369	441	1,156
Medrobotics Corporation	Medical Devices & Equipment	Warrant	Preferred Series D	424,008	343	207
Medrobotics Corporation	Medical Devices & Equipment	Warrant	Preferred Series E	34,199	27	25

Total Medrobotics Corporation				458,207	370	232
MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	693,202	401	137
NinePoint Medical, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	260
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1252	290
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	95,498	66	39
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Preferred Series C	716,948	676	232

Total Oraya Therapeutics, Inc.				812,446	742	271
SonaCare Medical	Medical Devices & Equipment	Warrant	Preferred Series G	1,413,880	188	62
United Orthopedic Group, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	423,076	608	673

Subtotal: Medical Devices & Equipment (0.52%)*					4,628	3,335

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	173
Kovio, Inc.	Semiconductors	Warrant	Preferred Series B	319,352	92	—
SiTime Corporation	Semiconductors	Warrant	Preferred Series G	195,683	23	23

Subtotal: Semiconductors (0.03%)*					275	196

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment	Series	Shares	Cost	Value
Software
Atrenta, Inc.	Software	Warrant	Preferred Series D	392,670	$121	$345
Box, Inc.	Software	Warrant	Preferred Series B	271,070	73	3,535
Box, Inc.	Software	Warrant	Preferred Series C	199,219	117	2,475
Box, Inc.	Software	Warrant	Preferred Series D-1	62,255	193	378

Total Box, Inc.				532,544	383	6,388
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
Central Desktop, Inc.	Software	Warrant	Preferred Series B	522,823	108	206
Clickfox, Inc.	Software	Warrant	Preferred Series B	1,038,563	329	460
Clickfox, Inc.	Software	Warrant	Preferred Series C	592,019	730	289

Total Clickfox, Inc.				1,630,582	1,059	749
Daegis Inc. (pka Unify Corporation)(3)	Software	Warrant	Common Stock	718,860	1,434	38
EndPlay, Inc.	Software	Warrant	Preferred Series B	180,000	67	—
ForeScout Technologies, Inc.	Software	Warrant	Preferred Series E	80,587	41	223
Hillcrest Laboratories, Inc.	Software	Warrant	Preferred Series E	1,865,650	55	226
KXEN, Inc.	Software	Warrant	Preferred Series D	184,614	47	120
Mobile Posse, Inc.	Software	Warrant	Preferred Series C	396,430	130	141
Neos Geosolutions, Inc.	Software	Warrant	Preferred Series 3	221,150	22	—
SugarSync, Inc.	Software	Warrant	Preferred Series CC	332,726	78	85
SugarSync, Inc.	Software	Warrant	Preferred Series DD	107,526	34	29

Total SugarSync, Inc.				440,252	112	114
Touchcommerce, Inc.	Software	Warrant	Preferred Series E	992,595	251	426
White Sky, Inc.	Software	Warrant	Preferred Series B-2	124,295	54	5
WildTangent, Inc.	Software	Warrant	Preferred Series 3A	100,000	238	64

Subtotal: Software (1.41%)*					4,310	9,045

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	306	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					306	—

Surgical Devices
Gynesonics, Inc.	Surgical Devices	Warrant	Preferred Series C	180,480	74	26
Gynesonics, Inc.	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	362

Total Gynesonics, Inc.				1,756,445	394	388
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	10
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series D	175,000	100	340

Total Transmedics, Inc.				215,436	325	350

Subtotal: Surgical Devices (0.11%)*					719	738

Total Warrants (5.32%)*					32,788	34,235

Total Investments (152.85%)*					$983,036	$983,427

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $46.1 million, $46.3 million and $157,787 respectively. The tax cost of investments is $982.2 million.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2013

(unaudited)

(dollars in thousands)

(3)	Except for warrants in twenty-one publicly traded companies and common stock in nine publicly traded companies, all investments are restricted at September 30, 2013 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the Company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the Company.
(8)	Debt is on non-accrual status at September 30, 2013, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization (as defined in Note 4).

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures December 2014 Interest rate Prime + 7.30% or Floor rate of 10.55%	$20,532	$20,745	$21,007
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures September 2015 Interest rate Prime + 7.15% or Floor rate of 11.90%	$26,500	26,500	27,030
Cempra, Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures December 2015 Interest rate Prime + 6.30% or Floor rate of 9.55%	$10,000	9,862	9,902
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Senior Debt Matures November 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$4,111	4,718	4,759
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Debt Matures October 2015 Interest rate Prime + 3.25% or Floor rate of 8.50%	$20,000	19,633	18,983
Coronado BioSciences, Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures March 2016 Interest rate Prime + 6.00% or Floor rate of 9.25%	$15,000	14,761	14,761
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$9,166	8,996	8,929
Insmed, Inc.	Drug Discovery & Development	Senior Debt(11) Matures January 2016 Interest rate Prime + 4.75% or Floor rate of 9.25%	$20,000	19,305	19,674
Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures May 2016 Interest rate Prime + 5.30% or Floor rate of 10.55%	$40,000	39,670	39,670
NeurogesX, Inc.(3)	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$13,662	13,645	13,884
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt(9) Matures upon liquidation Interest rate Fixed 10.00%	$45	45	45
		Senior Debt(9) Matures upon liquidation Interest rate Fixed 10.00%	$36	31	31

Total Paratek Pharmaceuticals, Inc.				76	76

Total Debt Drug Discovery & Development (34.63%)*				177,911	178,675

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Bridgewave Communications	Communications & Networking	Senior Debt Matures March 2016 Interest rate Prime + 8.75% or Floor rate of 12.00%	$7,500	$7,003	$4,896
OpenPeak, Inc.	Communications & Networking	Senior Debt(11) Matures July 2015 Interest rate Prime + 8.75% or Floor rate of 12.00%	$15,000	15,008	15,158
PeerApp, Inc.(4)	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.50% or Floor rate of 11.50%	$501	588	588
UPH Holdings, Inc.	Communications & Networking	Senior Debt Matures April 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$7,000	6,880	6,772
		Senior Debt Matures September 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$347	343	333
		Senior Debt Matures December 2016 Interest rate Libor + 11.00% or Floor rate of 13.50%	$3,594	3,594	3,400

Total UPH Holdings, Inc.				10,817	10,505

Total Debt Communications & Networking (6.04%)*				33,416	31,147

Clustrix, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2015 Interest rate Prime + 6.50% or Floor rate of 9.75%	$235	227	227
Identive Group, Inc.	Electronics & Computer Hardware	Senior Debt Matures November 2015 Interest rate Prime + 7.75% or Floor rate 11.00%	$7,500	7,447	7,447

Total Debt Electronics & Computer Hardware (1.49%)				7,674	7,674

Box, Inc.(4)	Software	Senior Debt Matures March 2016 Interest rate Prime + 3.75% or Floor rate of 7.50%	$10,000	9,910	9,353
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,018	1,075	1,060
		Senior Debt(11) Matures July 2016 Interest rate Prime + 5.13% or Floor rate of 8.88%	$20,000	20,138	19,274

Total Box, Inc.				31,123	29,687

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Clickfox, Inc.	Software	Senior Debt Matures November 2015 Interest rate Prime + 8.25% or Floor rate of 11.50%	$8,000	$7,318	$7,558
EndPlay,Inc.	Software	Senior Debt Matures August 2015 Interest rate Prime + 7.35% or Floor rate 10.6%	$2,000	1,930	1,930
Hillcrest Laboratories, Inc	Software	Senior Debt Matures July 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$4,000	3,923	3,860
JackBe Corporation	Software	Senior Debt Matures January 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%	$3,000	2,900	2,900
Kxen, Inc.(4)	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$2,337	2,371	2,192
Tada Innovations, Inc.	Software	Senior Debt(9) Matures November 2012 Interest rate Fixed 8.00%	$100	100	—

Total Debt Software (9.33%)*				49,665	48,127

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$7,659	7,927	7,927
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt(9) Matures March 2014 Interest rate Fixed 8.00%	$1,888	1,888	2,394

Total Debt Specialty Pharmaceuticals (2.00%)*				9,815	10,321

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%	$1,847	1,803	1,783

Total Debt Semiconductors (0.34%)*				1,803	1,783

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11) Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$16,345	16,222	15,983
ADMA Biologics, Inc.	Drug Delivery	Senior Debt Matures February 2016 Interest rate Prime + 2.75% or Floor rate of 8.50%	$4,000	3,857	3,857

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11) Matures October 2013 Interest rate Prime + 6.50% or Floor rate of 10.75%	$5,052	$5,410	$5,410
BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$3,326	3,320	3,387
Intelliject, Inc.	Drug Delivery	Senior Debt(11) Matures June 2016 Interest rate Prime + 5.75% or Floor rate of 11.00%	$15,000	14,615	15,065
Nupathe, Inc.(3)	Drug Delivery	Senior Debt Matures May 2016 Interest rate Prime - 3.25% or Floor rate of 9.85%	$8,500	8,166	8,166
Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$18,446	$18,330	$18,263

Total Debt Drug Delivery (13.59%)*				69,920	70,131

Ahhha, Inc.(8)	Internet Consumer & Business Services	Senior Debt Matures January 2015 Interest rate Fixed 12.00%	$350	347	—
Blurb, Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2015 Interest rate Prime + 5.25% or Floor rate 8.50%	$8,000	7,708	7,429
Education Dynamics, LLC	Internet Consumer & Business Services	Senior Debt Matures March 2016 Interest rate Fixed 12.50%, PIK Interest 1.50%	$27,500	26,976	26,976
Just.Me, Inc.	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 2.50% or Floor rate 5.75%	$750	732	680
		Senior Debt Matures June 2015 Interest rate Prime + 5.00% or Floor rate 8.25%	$750	727	704

Total Just.Me, Inc.				1,459	1,384
Loku, Inc.	Internet Consumer & Business Services	Senior Debt(9) Matures June 2013 Interest rate Fixed 6.00%	$100	100	100
NetPlenish, Inc.	Internet Consumer & Business Services	Senior Debt Matures April 2015 Interest rate Fixed 10.00%	$500	490	452

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Reply! Inc.	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 6.875% or Floor rate of 10.125%	$11,749	$11,624	$11,337
		Senior Debt(11) Matures September 2015 Interest rate Prime + 7.25% or Floor rate of 11.00%	$2,000	1,946	1,971

Total Reply! Inc.				13,570	13,308
Second Rotation, Inc.	Internet Consumer & Business Services	Senior Debt Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25% , PIK Interest 2.50%	$5,843	5,860	5,880
		Senior Debt Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25% , PIK Interest 1.50%	$1,947	1,888	1,909
		Revolving Line of Credit Matures January 2013 Interest rate Fixed 10.50%, PIK Interest 0.25%	$327	313	313

Total Second Rotation, Inc.				8,061	8,102
ShareThis, Inc.	Internet Consumer & Business Services	Senior Debt Matures June 2016 Interest rate Prime + 7.50% or Floor rate of 10.75%	$15,000	14,268	14,268
Tectura Corporation	Internet Consumer & Business Services	Revolving Line of Credit Matures July 2013 Interest rate Libor + 8.00% or Floor rate of 11.00%	$16,340	17,850	17,797
		Senior Debt Matures December 2014 Interest rate Libor + 10.00% or Floor rate of 13.00%	$6,978	6,908	6,827
		Senior Debt Matures April 2013 Interest rate Libor + 10.00% or Floor rate of 13.00%	$1,390	1,325	1,325

Total Tectura Corporation				26,083	25,949
Trulia, Inc.(3)	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,921	4,729

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt(11) Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	$4,920	$4,547

Total Trulia, Inc.				9,841	9,276
Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	7,681	7,721
		Senior Debt Matures September 2015 Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$10,253	10,190	9,854

Total Vaultlogix, Inc.				17,871	17,575
Votizen, Inc.	Internet Consumer & Business Services	Senior Debt(9) Matures February 2013 Interest rate Fixed 5.00%	$100	100	6
Wavemarket, Inc.	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 9.50%	$10,000	9,840	9,444

Total Debt Internet Consumer & Business Services (26.02%)*				136,714	134,269

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$2,641	2,604	2,522
Eccentex Corporation	Information Services	Senior Debt(11) Matures May 2015 Interest rate Prime + 7.00% or Floor rate of 10.25%	$1,000	977	965
InXpo, Inc.	Information Services	Senior Debt Matures March 2014 Interest rate Prime + 7.50% or Floor rate of 10.75%	$2,550	2,466	2,434
Jab Wireless, Inc.	Information Services	Senior Debt Matures November 2017 Interest rate Prime + 6.75% or Floor rate of 8.00%	$30,000	29,852	29,850
RichRelevance, Inc.	Information Services	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$4,245	4,210	4,068
Womensforum.com, Inc.	Information Services	Senior Debt(11) Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$8,000	7,838	7,838

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt(11) Matures October 2016 Interest rate LIBOR + 7.50% or Floor rate of 10.25%	$4,500	$4,422	$4,422

Total Womensforum.com, Inc.				12,260	12,260

Total Debt Information Services (10.10%)*				52,369	52,099

Gynesonics, Inc.	Medical Device & Equipment	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$3,912	3,975	4,014
		Senior Debt Matures February 2013 Interest rate Fixed 8.00%	$253	247	247
		Senior Debt Matures September 2013 Interest rate Fixed 8.00%	$36	30	30

Total Gynesonics, Inc.				4,252	4,291
Lanx, Inc.	Medical Device & Equipment	Senior Debt Matures October 2016 Interest rate Prime + 6.50% or Floor rate of 10.25%	$15,000	14,428	14,428
		Revolving Line of Credit Matures October 2015 Interest rate Prime + 5.25% or Floor rate of 9.00%	$5,500	5,300	5,300

Total Lanx, Inc.				19,728	19,728
Novasys Medical, Inc.	Medical Device & Equipment	Senior Debt (9) Matures January 2013 Interest rate Fixed 8.00%	$65	65	65
		Senior Debt(9) Matures August 2013 Interest rate Fixed 8.00%	$22	20	20

Total Novasys Medical, Inc.				85	85
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$8,260	8,915	9,080
		Senior Debt(9) Matures April 2013 Interest rate Fixed 8.00%	$288	288	288
		Senior Debt(9) Matures September 2013 Interest rate Fixed 8.00%	$123	123	123

Total Optiscan Biomedical, Corp.				9,326	9,491
Oraya Therapeutics, Inc.	Medical Device & Equipment	Senior Debt (9) Matures December 2013 Interest rate Fixed 7.00%	$500	500	500

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt(11) Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 10.25%	$10,000	$9,798	$10,079

Total Oraya Therapeutics, Inc.				10,298	10,579
USHIFU, LLC	Medical Device & Equipment	Senior Debt (11) Matures April 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%	$6,000	5,856	5,856

Total Debt Medical Device & Equipment (9.69%)*				49,545	50,030

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%	$5,741	5,691	5,752
Tethys Bioscience Inc.	Diagnostic	Senior Debt(11) Matures December 2015 Interest rate Prime + 8.40% or Floor rate of 11.65%	$10,000	9,940	10,026

Total Debt Diagnostic (3.06%)*				15,631	15,778

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.60% or Floor rate of 11.85%	$761	834	834
		Senior Debt(11) Matures June 2016 Interest rate Prime + 6.70% or Floor rate of 9.95%	$5,000	4,890	4,995

Total Labcyte, Inc.				5,724	5,829

Total Debt Biotechnology Tools (1.13%)*				5,724	5,829

MedCall, LLC	Healthcare Services, Other	Senior Debt Matures January 2016 Interest rate 7.79% or Floor rate of 9.50%	$4,908	4,844	4,695
		Senior Debt Matures January 2016 Interest rate LIBOR +8.00% or Floor rate of 10.00%	$4,037	3,972	3,871

Total MedCall, LLC				8,816	8,566
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Debt Matures January 2015 Interest rate LIBOR + 9.00% or Floor rate of 11.50%	$3,661	3,713	3,713
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 7.50% or Floor rate of 10.00%	$1,500	1,490	1,490

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures January 2015 Interest rate LIBOR + 11.50% or Floor rate of 14.00%, PIK interest 3.75%	$5,900	$6,562	$6,562

Total Pacific Child & Family Associates, LLC				11,765	11,765
ScriptSave (Medical Security Card Company, LLC)	Healthcare Services, Other	Senior Debt Matures February 2016 Interest rate LIBOR + 8.75% or Floor rate of 11.25%	$16,375	16,168	16,150

Total Debt Health Services, Other (7.07%)*				36,749	36,481

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$2,463	2,431	2,427
Transmedics, Inc.	Surgical Devices	Senior Debt (11) Matures November 2015 Interest rate Fixed 12.95%	$7,250	7,464	7,464

Total Debt Surgical Devices (1.92%)*				9,895	9,891

Westwood One Communications	Media/Content/ Info	Senior Debt Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 8.00%	$20,475	18,994	17,575
Women’s Marketing, Inc.	Media/Content/ Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$9,681	10,002	10,002
		Senior Debt(11) Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%	$16,362	16,105	15,787

Total Women’s Marketing, Inc.				26,107	25,789
Zoom Media Corporation	Media/Content/ Info	Senior Debt Matures December 2015 Interest rate Prime + 7.25% or Floor rate of 10.50%, PIK 3.75%	$5,000	4,657	4,657
	Media/Content/ Info	Revolving Line of Credit Matures December 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$3,000	2,700	2,700

Total Zoom Media Corporation				7,357	7,357

Total Debt Media/Content/Info (9.83%)*				52,458	50,721

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Alphabet Energy, Inc.	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 5.75% or Floor rate of 9.00%	$1,614	$1,531	$1,531
American Supercondutor Corporation(3)	Clean Tech	Senior Debt(11) Matures December 2014 Interest rate Prime + 7.25% or Floor rate of 11.00%	$9,231	9,161	9,438
BrightSource Energy, Inc.	Clean Tech	Revolving Line of Credit Matures January 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$35,000	34,870	34,870
Comverge, Inc.	Clean Tech	Senior Debt Matures November 2017 Interest rate LIBOR + 8.00% or Floor rate of 9.50%	$20,000	19,577	19,577
	Clean Tech	Senior Debt Matures November 2017 Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$14,000	13,704	13,704

Total Comverge, Inc.				33,281	33,281
Enphase Energy, Inc.(3)	Clean Tech	Senior Debt(11) Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.00%	$3,758	3,739	3,716
	Clean Tech	Senior Debt Matures August 2016 Interest rate Prime + 8.25% or Floor rate of 11.50%	$7,400	7,321	7,321

Total Enphase Energy, Inc.				11,060	11,037
Glori Energy, Inc.	Clean Tech	Senior Debt(11) Matures June 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$8,000	7,832	7,988
Integrated Photovoltaics, Inc.	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 7.38% or Floor rate of 10.63%	$2,572	2,494	2,508
Polyera Corporation	Clean Tech	Senior Debt Matures June 2016 Interest rate Prime + 6.75% or Floor rate of 10.00%	$3,000	2,952	2,952
Redwood Systems, Inc.	Clean Tech	Senior Debt Matures February 2016 Interest rate Prime + 6.50% or Floor rate of 9.75%	$5,000	4,965	4,965
SCIenergy, Inc.(4)	Clean Tech	Senior Debt Matures September 2015 Interest rate Prime + 8.75% or Floor rate 12.00%	$5,296	5,103	5,262

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$2,884	$2,877	$2,877
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$331	330	330

Total Solexel, Inc.				3,207	3,207
Stion Corporation(4)	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$7,519	7,483	7,545

Total Debt Clean Tech (24.14%)*				123,938	124,584

Total Debt (160.38%)				$833,228	$827,540

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		46,446	$39	$53
		Preferred Stock Warrants	Series A	426,000	69	345
		Preferred Stock Warrants	Series B	110,270	35	64

Total Warrants Acceleron Pharmaceuticals, Inc.				582,716	143	462
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Common Stock Warrants		321,429	984	66
Cempra, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		39,038	187	46
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Preferred Stock Warrants	Series D	325,261	490	500
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Preferred Stock Warrants	Series C	400,000	367	126
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		73,009	142	81
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		50,000	28	16
		Preferred Stock Warrants	Series A	525,000	236	173
		Preferred Stock Warrants	Series B	660,000	311	217

Total Warrants Dicerna Pharmaceuticals, Inc.				1,235,000	575	406
EpiCept Corporation(3)	Drug Discovery & Development	Common Stock Warrants		325,204	4	—
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		22,408	231	—
Insmed, Incorporated(3)	Drug Discovery & Development	Common Stock Warrants		329,931	570	1,316
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		302,143	155	641
NeurogesX, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		3,421,500	503	400
PolyMedix, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		627,586	480	9
Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series B	687,023	152	298

Total Warrants Drug Discovery & Development (0.84%)*					4,983	4,351

Bridgewave Communications	Communications & Networking	Preferred Stock Warrants	Series 5	2,942,618	753	—
Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	117,958	101	190
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	Series A	450,000	94	23
OpenPeak, Inc.	Communications & Networking	Preferred Stock Warrants	Series E	25,646	149	9
PeerApp, Inc.(4)	Communications & Networking	Preferred Stock Warrants	Series B	298,779	61	47
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	135,000	95	352
Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	Series B	1,136,277	52	112
UPH Holdings, Inc.	Communications & Networking	Common Stock Warrants		145,877	131	52

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	110,000	$123	$62
Stoke, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	158,536	53	135
		Preferred Stock Warrants	Series D	72,727	65	57

Total Stoke, Inc.				231,263	118	192

Total Warrants Communications & Networking (0.20%)*					1,677	1,039

Atrenta, Inc.	Software	Preferred Stock Warrants	Series D	392,670	121	322
Box, Inc.(4)	Software	Preferred Stock Warrants	Series C	271,070	117	2,235
		Preferred Stock Warrants	Series B	199,219	73	3,242
		Preferred Stock Warrants	Series D-1	62,255	194	566

Total Box, Inc.				532,544	384	6,043
Braxton Technologies, LLC.	Software	Preferred Stock Warrants	Series A	168,750	188	—
Central Desktop, Inc.	Software	Preferred Stock Warrants	Series B	522,823	108	166
Clickfox, Inc.	Software	Preferred Stock Warrants	Series B	1,038,563	329	332
		Preferred Stock Warrants	Series C	592,019	730	213

Total Clickfox, Inc.				1,630,582	1,059	545
Daegis Inc. (pka Unify Corporation)(3)	Software	Common Stock Warrants		718,860	1,434	75
Endplay, Inc.	Software	Preferred Stock Warrants	Series B	180,000	67	39
Forescout Technologies, Inc.	Software	Preferred Stock Warrants	Series D	399,687	99	202
HighRoads, Inc.	Software	Preferred Stock Warrants	Series B	190,176	44	9
Hillcrest Laboratories, Inc.	Software	Preferred Stock Warrants	Series E	1,865,650	55	70
JackBe Corporation	Software	Preferred Stock Warrants	Series C	180,000	73	54
Kxen, Inc.(4)	Software	Preferred Stock Warrants	Series D	184,614	47	13
Rockyou, Inc.	Software	Preferred Stock Warrants	Series B	41,266	117
SugarSync Inc.	Software	Preferred Stock Warrants	Series CC	332,726	78	123
		Preferred Stock Warrants	Series DD	107,526	34	30

Total SugarSync Inc.				440,252	112	153
Tada Innovations, Inc.	Software	Preferred Stock Warrants	Series A	20,833	25
White Sky, Inc.	Software	Preferred Stock Warrants	Series B-2	124,295	54	3
WildTangent, Inc.	Software	Preferred Stock Warrants	Series 3A	100,000	238	82

Total Warrants Software (1.51%)*					4,225	7,776

Clustrix, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series B	49,732	12	13
Luminus Devices, Inc.	Electronics & Computer Hardware	Common Stock Warrants		26,386	600
Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series A-1	181,818	63	106

Total Warrant Electronics & Computer Hardware (0.02%)*					675	119

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	Series D	502,273	309	889
Pacira Pharmaceuticals, Inc.(3)	Specialty Pharmaceuticals	Common Stock Warrants		178,987	1,086	1,263
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	Series E	340,534	528	—

Total Warrants Specialty Pharmaceuticals (0.42%)*					1,923	2,152

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
IPA Holdings, LLC	Consumer & Business Products	Common Stock Warrants		650,000	$275	$485
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series A	99,286	24	84
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	1,821,429	174	130
ShareThis, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series B	535,905	547	543
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock Warrants		211,765	252	2,023
Wavemarket, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series E	1,083,333	106	61

Total Warrant Consumer & Business Products (0.64%)*					1,378	3,326

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	Series D	360,000	160	84
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	Series D	239,872	157
iWatt, Inc.	Semiconductors	Preferred Stock Warrants	Series C	558,748	45	14
		Preferred Stock Warrants	Series D	1,954,762	583	289

Total iWatt, Inc.				2,513,510	628	303
Kovio Inc.	Semiconductors	Preferred Stock Warrants	Series B	319,352	92
Quartics, Inc.	Semiconductors	Preferred Stock Warrants	Series C	69,139	53

Total Warrants Semiconductors (0.08%)*					1,090	387

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		274,508	356	406
ADMA Biologics, Inc.	Drug Delivery	Common Stock Warrants		25,000	129	128
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		37,639	645	8
BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	Series C-1	150,000	291	446
Intelliject, Inc.	Drug Delivery	Preferred Stock Warrants	Series B	82,500	594	574
NuPathe, Inc.(3)	Drug Delivery	Common Stock Warrants		106,631	139	165
Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	Series D	269,663	557	618
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		61,452	87	44

Total Warrant Drug Delivery (0.46%)*					2,798	2,389

Blurb, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	439,336	323	347
		Preferred Stock Warrants	Series C	234,280	636	218

Total Blurb, Inc.				673,616	959	565
Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		53,084	38	—
Just.Me	Internet Consumer & Business Services	Preferred Stock Warrants	Series A	102,299	20	20
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	200,000	43
Reply! Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	137,225	320	802
Second Rotation	Internet Consumer & Business Services	Preferred Stock Warrants	Series D	105,819	105	113
Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	Series B-1	253,378	51	12

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Trulia, Inc.(3)	Internet Consumer & Business Services	Common Stock Warrants		56,053	$188	$368

Total Warrants Internet Consumer & Business Services (0.37%)*					1,724	1,880

Buzznet, Inc.	Information Services	Preferred Stock Warrants	Series B	19,962	9
Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	Series F	48,232	58	5
Eccentex Corporation	Information Services	Preferred Stock Warrants	Series A	408,719	31	3
Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	Series B	190,234	230	579
InXpo, Inc.	Information Services	Preferred Stock Warrants	Series C	648,400	98	43
	Information Services	Preferred Stock Warrants	Series C-1	267,049	25	24

Total InXpo, Inc.	Information Services			915,449	123	67
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	Series A	266,567	265	420
RichRelevance, Inc.	Information Services	Preferred Stock Warrants	Series D	112,749	98	28
Solutionary, Inc.	Information Services	Preferred Stock Warrants	Series A-2	111,311	96	5

Total Warrants Information Services (0.22%)*					910	1,107

EKOS Corporation	Medical Device & Equipment	Preferred Stock Warrants	Series C	4,448,135	327
Gelesis, Inc.(6)	Medical Device & Equipment		LLC Interest	263,688	78	95
Lanx, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	1,203,369	441	445
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series D	580,447	131
		Common Stock Warrants		109,449	2

Total Novasys Medical, Inc.				689,896	133
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock Warrants	Series D	6,206,187	1,069	151
Oraya Therapeutics, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	716,948	676	314
		Common Stock Warrants		95,498	66	62

Total Oraya Therapeutics, Inc.				812,446	742	376
USHIFU, LLC	Medical Device & Equipment	Preferred Stock Warrants	Series G	141,388	188	188

Total Warrants Medical Device & Equipment (0.24%)*					2,978	1,255

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Common Stock Warrants		333,333	244	360
Tethys Bioscience, Inc.	Diagnostic	Preferred Stock Warrants	Series E	617,683	148	169

Total Warrants Diagnostic (0.10%)*					392	529

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Labcyte, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series C	1,127,624	$323	$247
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series B	204,545	45	161
		Preferred Stock Warrants	Series C	30,114	33	8

Total NuGEN Technologies, Inc.				234,659	78	169

Total Warrants Biotechnology Tools (0.08%)*					401	416

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	62,500	87	2
Transmedics, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	40,436	225	—
		Preferred Stock Warrants	Series D	175,000	100	100

Total Transmedics, Inc.					325	100
Gynesonics, Inc.	Surgical Devices	Preferred Stock Warrants	Series A	123,457	18	7
		Preferred Stock Warrants	Series C	1,474,261	387	298

Total Gynesonics, Inc.				1,597,718	405	305

Total Warrants Surgical Devices (0.08%)*					817	407

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock Warrants	Series C	110,018	60	55
Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants	Series D	407,457	482
Zoom Media Group, Inc.	Media/Content/ Info	Preferred Stock Warrants	n/a	1,204	348	346

Total Warrants Media/Content/Info (0.08%)*					890	401

Alphabet Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series A	79,083	68	148
American Supercondutor Corporation(3)	Clean Tech	Common Stock Warrants		139,275	244	122
BrightSource Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D	58,333	675	248
Calera, Inc.	Clean Tech	Preferred Stock Warrants	Series C	44,529	513
EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	Series B	437,500	308	435
Enphase Energy, Inc.(3)	Clean Tech	Common Stock Warrants		37,500	102	17
Fulcrum Bioenergy, Inc.	Clean Tech	Preferred Stock Warrants	Series C-1	187,265	211	104
Glori Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series C	145,932	165	62
GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D-1	393,212	548	1
Integrated Photovoltaics, Inc.	Clean Tech	Preferred Stock Warrants	Series A-1	390,000	82	119
Polyera Corporation	Clean Tech	Preferred Stock Warrants	Series C	161,575	69	68
Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	Series C	3,200,000	211	317
Redwood Systems, Inc.	Clean Tech	Preferred Stock Warrants	Series C	331,250	3	2
SCIenergy, Inc.(4)	Clean Tech	Preferred Stock Warrants	Series D	1,061,168	361	145
Solexel, Inc.	Clean Tech	Preferred Stock Warrants	Series B	245,682	1,161	7
Stion Corporation(4)	Clean Tech	Preferred Stock Warrants	Series E	110,226	317	167
Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	Series A	320,000	161	54

Total Warrants Clean Tech (0.39%)*					5,199	2,016

Total Warrants (5.73%)					32,060	29,550

Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		167,864	842	1,351
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series B	502,684	502	488
Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	Series C	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		546,448	2,000	3,328

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series H	244,158	$1,000	$283
		Common Stock		47,471	5	3

Total Paratek Pharmaceuticals, Inc.				291,629	1,005	286

Total Equity Drug Discovery & Development (1.06%)*					5,849	5,453

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	Series B	600,601	1,000	915
		Preferred Stock	Series C	93,456	242	205
		Preferred Stock	Series E	43,488	98	174
		Preferred Stock	Series F	19,268	61	77

Total Acceleron Pharmaceuticals, Inc.				756,813	1,401	1,371
Merrion Pharma, Plc.(3)(5)(10)	Drug Delivery	Common Stock		20,000	9	—
Nupathe, Inc.	Drug Delivery	Common Stock		50,000	146	142
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock		41,570	500	185

Total Equity Drug Delivery (0.33%)*					2,056	1,698

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	Series B	564,972	2,000	—
		Preferred Stock	Series C	649,998	372	—
		Preferred Stock	Series D	847,544	508	—
		Preferred Stock	Series E	1,987,605	374	—

Total E-band Communications, Corp.				4,050,119	3,254	—
Glowpoint, Inc.(3)	Communications & Networking	Common Stock		114,192	101	227
Neonova Holding Company	Communications & Networking	Preferred Stock	Series A	500,000	250	200
Peerless Network, Inc.	Communications & Networking	Preferred Stock	Series A	1,000,000	1,000	3,692
Stoke, Inc.	Communications & Networking	Preferred Stock	Series E	152,905	500	631
UPH Holdings, Inc.	Communications & Networking	Common Stock		742,887	—	624

Total Equity Communications & Networking (1.04%)*					5,105	5,374

Atrenta, Inc.	Software	Preferred Stock	Series C	1,196,845	508	1,042
		Preferred Stock	Series D	635,513	986	1,604

Total Atrenta, Inc.				1,832,358	1,494	2,646
Box, Inc.(4)	Software	Preferred Stock	Series C	390,625	500	5,117
		Preferred Stock	Series D	158,127	500	2,071
		Preferred Stock	Series D-1	124,511	1,000	1,632
		Preferred Stock	Series D-2	220,751	2,001	2,892
		Preferred Stock	Series E	38,183	500	500

Total Box, Inc.				932,197	4,501	12,212
Caplinked, Inc.	Software	Preferred Stock	Series A-3	53,614	52	77

Total Equity Software (2.89%)*					6,047	14,935

Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock	Series D	4,717,813	268	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Virident Systems	Electronics & Computer Hardware	Preferred Stock	Series D	6,546,217	$5,000	$4,922

Total Equity Electronics & Computer Hardware (0.95%)*					5,268	4,922

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	Series E	166,419	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*					750	—

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	Series A	295,861	819	597
Facebook, Inc.(3)	Consumer & Business Products	Common Stock	Series B	307,500	9,558	8,089
IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	LLC interest	500,000	500	711
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	Series B	187,970	500	657
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock	Series D	19,260	250	343

Total Equity Consumer & Business Products (2.02%)*					11,627	10,397

iWatt, Inc.	Semiconductors	Preferred Stock	Series E	2,412,864	490	752

Total Equity Semiconductors (0.15%)*					490	752

Buzznet, Inc.	Information Services	Preferred Stock	Series C	263,158	250	—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock		500,000	603	—
Solutionary, Inc.	Information Services	Preferred Stock	Series A-1	189,495	18	235
		Preferred Stock	Series A-2	65,834	325	82

Total Solutionary, Inc.				255,329	343	317

Total Equity Information Services (0.06%)*					1,196	317

Gelesis, Inc.(6)	Medical Device & Equipment		LLC Interest	674,208	—	435
			LLC Interest	674,208	425	610
			LLC Interest	675,676	500	525
Total Gelesis, Inc.				2,024,092	925	1,570
Lanx, Inc.	Medical Device & Equipment	Preferred Stock	Series C	1,203,369	1,000	1,155
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock	Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock	Series B	6,185,567	3,000	314
		Preferred Stock	Series C-2	1,927,309	655	251

Total Optiscan Biomedical, Corp.				8,112,876	3,655	565

Total Equity Medical Device & Equipment (0.64%)*					6,580	3,290

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	Series C	189,394	$500	$600

Total Equity Biotechnology Tools (0.12%)*					500	600

Transmedics, Inc.	Surgical Devices	Preferred Stock	Series B	88,961	1,100	—
		Preferred Stock	Series C	119,999	300	—
		Preferred Stock	Series D	260,000	650	650

Total Transmedics, Inc.				468,960	2,050	650
Gynesonics, Inc.	Surgical Devices	Preferred Stock	Series B	219,298	250	159
		Preferred Stock	Series C	656,512	282	251

Total Gynesonics, Inc.				875,810	532	410

Total Equity Surgical Devices (0.20%)*					2,582	1,060

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock	Series D	145,590	1,000	412

Total Equity Media/Content/Info (0.08%)*					1,000	412

Total Equity (9.54%)				45,081,540	49,050	49,210

					49,050	49,210

Total Investments (175.65%)					$914,338	$906,300

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)

Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $19.9 million, $27.6 million and $7.8 million respectively. The tax cost of investments is $916.9 million

(3)

Except for warrants in twenty publicly traded companies and common stock in eight publicly traded companies, all investments are restricted at December 31, 2012 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the Company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the Company.
(8)	Debt is on non-accrual status at December 31, 2012, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)

Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(11)	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization (as defined in Note 4).

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and energy and renewables technology industries at all stages of development. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY, Boulder, CO and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not yet applied for such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements.)

HT II and HT III hold approximately $163.9 million and $274.7 million in assets, respectively, and they accounted for approximately 10.4% and 17.5% of our total assets, respectively, prior to consolidation at September 30, 2013.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status.

The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIE. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2012. The year-end consolidated statement of assets and liabilities data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs ongoing reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the only VIE consolidated by the Company is its securitization VIE formed in conjunction with the issuance of the Asset-Backed Notes (See Note 4).

Valuation of Investments

The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). At September 30, 2013, 80.1% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in  Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee which incorporates the results of the independent valuation firm as appropriate;

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of September 30, 2013 (unaudited). In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

Investment Type -Level Three Debt Investments	Fair Value at September 30, 2013	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range
	(in thousands)
Pharmaceuticals - Debt	$271,642	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	12.84% - 17.62% (1.0%) - 0.00%
	3,258	Option Pricing Model (b)	Average Industry Volatility (c) Risk Free Interest Rate Estimated Time to Exit (in months)	55.86% 0.04% 6.07
	1,033	Liquidation	Investment Collateral	$1.0 - $3.2 million
Medical Devices - Debt	60,557	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	13.54% - 18.41% (1.0%) - 1.0%
Technology - Debt	148,459	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	7.84% - 21.22% (1.0%) - 2.0%
	2,377	Liquidation	Investment Collateral	$0.4 - $5.4 million
Clean Tech - Debt	174,487	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	13.29% - 17.86% (0.5%) - 1.5%
Lower Middle Market - Debt	232,580	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	12.67% - 17.17% (0.5%) - 0.75%
	100		Investment Collateral	$0.00 - $2.1 million

Total Level Three Debt Investments	$894,493

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services - Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Clean Tech, above, aligns with the Clean Tech Industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the fair value of the conversion feature of convertible notes.
(c)	Represents the range of industry volatility used by market participants when pricing the investment.

Investment Type -	Fair Value at September 30, 2013	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range
	(in thousands)
Level Three Equity Investments	$45,063	Market Comparable Companies	EBITDA Multiple (b) Revenue Multiple (b) Discount for Lack of Marketability (c)	5.7x - 47.0x 1.2x - 5.7x 10.8% - 27.4%
Level Three Warrant Investments	26,393	Market Comparable Companies	EBITDA Multiple (b) Revenue Multiple (b) Discount for Lack of Marketability (c)	5.7x - 47.0x 1.2x - 5.7x 10.8% - 27.4%
Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility (d) Risk-Free Interest Rate Estimated Time to Exit (in months)	34.9% - 103.5% 0.1% - 1.3% 12 - 48

Total Level Three Warrant and Equity Investments	$71,456

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest which has been accrued to principal as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date.

The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or, if under the in-exchange premise, when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of September 30, 2013 (unaudited) and as of December 31, 2012. The Company transfers investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the nine months ended September 30, 2013, there were no transfers between Levels 1 or 2.

		Investments at Fair Value as of September 30, 2013
(in thousands) Description	9/30/2013	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$894,493	$—	$—	894,493
Preferred stock	44,370	—	—	44,370
Common stock	10,329	9,636	—	693
Warrants	34,235	—	7,842	26,393

	$983,427	$9,636	$7,842	$965,949

		Investments at Fair Value as of December 31, 2012
(in thousands) Description	12/31/2012	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$827,540	$—	$—	$827,540
Preferred stock	33,889	—	—	33,889
Common stock	15,321	13,665	—	1,656
Warrants	29,550	—	7,410	22,140

	$906,300	$13,665	$7,410	$885,225

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the nine-months ended September 30, 2013 (unaudited) and year ended December 31, 2012.

(in thousands)	Balance, January 1, 2013	Net Realized Gains (losses) (1)	Net change in unrealized appreciation or depreciation (2)	Purchases	Sales	Repayments	Gross Transfers into Level 3 (3)	Gross Transfers out of Level 3 (3)	Balances, September 30, 2013
Senior Debt	$827,540	$(92)	$(10,233)	$409,139	$(8)	$(331,786)	$769	$(836)	$894,493
Preferred Stock	33,889	(609)	11,975	4,010	(3,995)	—	776	(1,676)	44,370
Common Stock	1,656	—	(1,056)	—	—	—	93	—	693
Warrants	22,140	5,075	3,792	4,542	(8,247)	—	—	(909)	26,393

Total	$885,225	$4,374	$4,478	$417,691	$(12,250)	$(331,786)	$1,638	$(3,421)	$965,949

(in thousands)	Balance, January 1, 2012	Net Realized Gains (losses) (1)	Net change in unrealized appreciation or depreciation (2)	Purchases	Sales	Repayments	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balances, December 31, 2012
Senior Debt	$585,767	$(5,178)	$(2,262)	$545,913	$(2,000)	$(294,294)	$—	$(406)	$827,540
Preferred Stock	30,289	(733)	4,112	10,562	(6,553)	—	356	(4,144)	33,889
Common Stock	90	(16)	5,523	9,558	(45)	—	—	(13,453)	1,656
Warrants	26,284	4,413	(2,453)	7,362	(9,211)	—	—	(4,256)	22,140

Total	$642,430	$(1,514)	$4,920	$573,395	$(17,809)	$(294,294)	$356	$(22,259)	$885,225

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)	Transfers in/out of Level 3 relate to the conversion of Optiscan Biomedical, Inc., Gynesonics, Inc. and Philotic, Inc. debt to equity, the conversion of OCZ Technology warrants to principal and the initial public offerings of Portola Pharmaceuticals, Inc., Acceleron Pharma, Inc. and Bind, Inc.

For the nine months ended September 30, 2013, approximately $7.6 million and $2.5 million in unrealized appreciation was recorded for equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $10.2 million in unrealized depreciation was recorded for Level 3 debt investments relating to assets still held at the reporting date.

For the year ended December 31, 2012, approximately $3.8 million in unrealized appreciation and $2.2 million in unrealized depreciation was recorded for equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $2.3 million in unrealized depreciation was recorded for Level 3 debt investments relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and nine-months ended September 30, 2013 and 2012 (unaudited). At September 30, 2013, the Company did not hold any Control Investments.

(in thousands)	Three months ended September 30, 2013						Nine months ended September 30, 2013
Portfolio Company	Type	Fair Value at September 30, 2013	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (loss)	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (loss)
Gelesis, Inc.	Affiliate	$523	$—	$(487)	$—	$—	$—	$(1,143)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	12,374	566	(505)	—	—	1,693	(325)	—	—

Total		$12,897	$566	$(992)	$—	$—	$1,693	$(1,468)	$—	$—

(in thousands)	Three months ended September 30, 2012						Nine months ended September 30, 2012
Portfolio Company	Type	Fair Value at September 30, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (loss)	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (loss)
E-Band Communication, Corp.	Affiliate	$1,483	$—	$21	$—	$—	$4	$(1,466)	$—	$—
Gelesis	Affiliate	1,792	239	92	—	—	683	(799)	—	—

Total		$3,275	$239	$113	$—	$—	$687	$(2,265)	$—	$—

The Company’s investment in E-Band Communications, Corp., a company that was a non-controlled affiliate investment as of September 30, 2012, was liquidated during the period ended June 30, 2013. Approximately $3.3 million of realized losses and $3.3 million of net change in unrealized appreciation was recognized on this non-controlled affiliate equity investment during the nine-months ended September 30, 2013.

During the year ended December 31, 2012, Optiscan BioMedical, Corp. became classified as a non-controlled affiliate.

A summary of the composition of the Company’s investment portfolio as of September 30, 2013 (unaudited) and December 31, 2012 at fair value is shown as follows:

	September 30, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$687,932	70.0%	$652,041	72.0%
Senior secured debt	240,796	24.5%	205,049	22.6%
Preferred stock	44,370	4.5%	33,885	3.7%
Common Stock	10,329	1.0%	15,325	1.7%

	$983,427	100.0%	$906,300	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of September 30, 2013 (unaudited) and December 31, 2012:

	September 30, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$948,214	96.4%	$901,041	99.4%
Netherlands	9,878	1.0%	—	0.0%
Canada	24,835	2.5%	—	0.0%
England	500	0.1%	5,259	0.6%

	$983,427	100.0%	$906,300	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at September 30, 2013 (unaudited) and December 31, 2012:

	September 30, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$209,624	21.3%	$188,479	20.8%
Clean Tech	173,305	17.6%	126,600	14.0%
Internet Consumer & Business Services	157,884	16.1%	136,149	15.0%
Medical Devices & Equipment	100,635	10.2%	54,575	6.0%
Software	58,813	6.0%	70,838	7.8%
Drug Delivery	54,748	5.6%	74,218	8.2%
Information Services	46,696	4.7%	53,523	5.9%
Communications & Networking	40,155	4.1%	37,560	4.1%
Electronics & Computer Hardware	33,272	3.4%	12,715	1.4%
Healthcare Services, Other	29,378	3.0%	36,481	4.0%
Media/Content/Info	25,920	2.6%	51,534	5.7%
Specialty Pharmaceuticals	23,177	2.4%	12,473	1.4%
Biotechnology Tools	11,638	1.2%	6,845	0.8%
Surgical Devices	10,150	1.0%	11,358	1.3%
Semiconductors	4,845	0.5%	2,922	0.3%
Consumer & Business Products	1,899	0.2%	13,723	1.5%
Diagnostic	1,288	0.1%	16,307	1.8%

	$983,427	100.0%	$906,300	100.0%

During the three and nine-months ended September 30, 2013, the Company funded investments in debt securities totaling approximately $67.5 million and $405.4 million, respectively. During the three and nine-months ended September 30, 2013, the Company funded equity investments totaling approximately $1.5 million and $3.5 million, respectively. The Company did not convert any debt to equity in the three-months ended September 30, 2013 and converted approximately $836,000 of debt to equity in three portfolio companies in the nine month period ended September 30, 2013. The Company converted approximately $803,000 of warrants to debt in the three and nine-month periods ended September 30, 2013.

During the three and nine-month periods ended September 30, 2012, the Company funded investments in debt securities, totaling approximately $90.8 million and $260.6 million, respectively. During the three and nine-month periods ended September 30, 2012, the Company funded equity investments of approximately $589,000 and $7.7 million respectively. During the nine-month period ended September 30, 2012, the Company converted approximately $356,000 of debt to equity in one portfolio company.

No single portfolio investment represents more than 10% of the fair value of the investments as of September 30, 2013 and September 30, 2012.

During the three and nine-months ended September 30, 2013, the Company recognized net realized gains of approximately $7.1 million and $11.3 million on the portfolio, respectively. During the three-months ended September 30, 2013, the Company recorded gross realized gains of approximately $7.8 million primarily from the sale of investments in 3 portfolio companies, including iWatt, Inc. (approximately $4.7 million), AcelRx, Inc. (approximately $1.1 million) and Facebook, Inc. (approximately $728,0000). These gains were partially offset by the liquidation of the Company’s investments in 6 portfolio companies of approximately $460,000 in gross realized losses.

During three month period ended September 30, 2012, the Company recognized net realized losses of approximately $9.1 million on the portfolio. During the quarter ended September 30, 2012, we recorded realized losses of approximately $8.7 million, $672,000 and $463,000, respectively, from the liquidation of MaxVision Holding, L.L.C, Zeta Interactive Corporation and Magi.com (pka Hi5 Networks, Inc.). These losses were partially offset by realized gains of approximately $825,000 related to the sale of Barrx Medical, Inc. During the nine-month period ended September 30, 2012, the Company recognized net realized gains of approximately $2.0 million on the portfolio.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $3.4 million and $2.0 million of unamortized fees at September 30, 2013 and December 31, 2012, respectively, and approximately $13.6 million and $6.8 million in exit fees receivable at September 30, 2013 and December 31, 2012, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $889,000 and $297,000 in PIK income during the three-months ended September 30, 2013 and 2012, respectively. The Company recorded approximately $2.7 million and $866,000 in PIK income in the nine-month periods ended September 30, 2013 and 2012, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the three and nine-month periods ended September 30, 2013.

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At September 30, 2013, approximately 66.9% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company (including their intellectual property), 31.9% of portfolio company loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1.2% of portfolio company loans had an equipment only lien.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes, 2019 Notes payable (the “April 2019 Notes” and the “September 2019 Notes”, together the “2019 Notes”), the Asset-Backed Notes and the SBA debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. At September 30, 2013, the April 2019 Notes were trading on the New York Stock Exchange for $1.026 per dollar at par value, and the September 2019 Notes were trading on the New York Stock Exchange for $1.023 per dollar at par value. Based on market quotations on or around September 30, 2013, the Convertible Senior Notes were trading for $1.305 per dollar at par value and the Asset-Backed Notes were trading for $1.005 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $239.1 million, compared to the carrying amount of $225.0 million as of September 30, 2013.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The liabilities of the Company below are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The following table provides additional information about the level in the fair value hierarchy of the Company’s liabilities:

(in thousands) Description	September 30, 2013	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$97,875	$—	$97,875	$—
April 2019 Notes	86,687	—	86,687	—
September 2019 Notes	87,833	—	87,833	—
Class A Notes	102,987	—	—	102,987
SBA Debentures	239,097	—	—	239,097

	$614,479	$—	$272,395	$342,084

4. Borrowings Long Term

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $38.0 million in HT II as of September 30, 2013, HT II has the capacity to issue a total of $76.0 million of SBA guaranteed debentures, subject to SBA approval, of which $76.0 million was outstanding as of September 30, 2013. As of September 30, 2013, HT II has paid commitment fees of approximately $1.5 million. As of

September 30, 2013, the Company held investments in HT II in 46 companies with a fair value of approximately $103.1 million, accounting for approximately 10.5% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of September 30, 2013, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of September 30, 2013. As of September 30, 2013, HT III has paid commitment fees of approximately $1.5 million. As of September 30, 2013, the Company held investments in HT III in 38 companies with a fair value of approximately $202.0 million, accounting for approximately 20.5% of the Company’s total portfolio.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA.

A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2013 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 27, 2013, were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the three-month period ended September 30, 2013 for HT II was approximately $76.0 million with an average interest rate of approximately 5.41%. The average amount of debentures outstanding for the three-month period ended September 30, 2013 for HT III was approximately $149.0 million with an average interest rate of approximately 3.46%.

HT II and HT III hold approximately $163.9 million and $274.7 million in assets, respectively, and accounted for approximately 10.4% and 17.5% of our total assets prior to consolidation at September 30, 2013.

In January 2011, the Company repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2011, the SBA approved a $25.0 million dollar commitment for HT III.

In February 2012, the Company repaid $24.25 million of SBA debentures under HT II, priced at 6.63%, including annual fees. In June 2012, the SBA approved a $24.25 million dollar commitment for HT III.

In August 2012, the Company repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees and $12.75 million priced at 6.38%, including annual fees.

As of September 30, 2013, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA, and a maximum amount of $225.0 million for funds under common control, subject to periodic adjustments by the SBA. In the aggregate, at September 30, 2013 there was $225.0 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries, the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

The Company reported the following SBA debentures outstanding on its Consolidated Statement of Assets and Liabilities as of September 30, 2013 (unaudited) and December 31, 2012:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate (1)	September 30, 2013	December 31, 2012
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$34,800	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 27, 2023	3.16%	24,750	24,750

Total SBA Debentures			$225,000	$225,000

(1)	Interest rate includes annual charge

Wells Facility

In August 2008, the Company entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, the Company renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, the Company entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015.

Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the three-month period ended September 30, 2013, this non-use fee was approximately $96,000. On June 20, 2011 the Company paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term.

The Wells Facility includes various financial and operating covenants applicable to the Company and its subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that the Company subsequently raises. As of September 30, 2013, the minimum tangible net worth covenant has increased to $478.5 million as a result of the Company’s follow-on public offerings. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at September 30, 2013.

At September 30, 2013, there were no borrowings outstanding on this facility.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, the Company renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets (“RBC”) have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012, the Company entered into an amendment to the Union Bank Facility which permitted the Company to issue additional senior notes relating to the offer and sale of our 2019 Notes. On September 17, 2012, the Company entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, the Company is permitted to increase its unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

On December 17, 2012, the Company further amended the Union Bank Facility to remove RBC from the Union Bank Facility. Following the removal of RBC, the Union Bank Facility consists solely of Union Bank’s commitment of $30.0 million. In connection with the amendment, the maximum availability under the Union Bank Facility, subject to a borrowing base, was reduced from $55.0 million to $30.0 million. The Union Bank Facility contains an accordion feature, in which the Company could increase the credit line by up to $95.0 million in the aggregate, funded by commitments from additional lenders and with the agreement of Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50%

annually. For the three-month period ended September 30, 2013, this non-use fee was approximately $38,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

The Union Bank Facility requires various financial and operating covenants. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of September 30, 2013, the minimum tangible net worth covenant has increased to $472.8 million as a result of the Company’s follow-on public offerings. The Union Bank Facility will mature on November 1, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at September 30, 2013.

At September 30, 2013, there were no borrowings outstanding on this facility.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the nine-months ended September 30, 2013, the Company reduced its realized gain by approximately $249,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising portfolio company warrants which were included in the collateral pool. The Company recorded an increase on participation liability and a decrease on unrealized appreciation by a net amount of approximately $54,000 as a result of appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $268,000 as of September 30, 2013 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.6 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between March 2014 and January 2017.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of its 6.00% convertible senior notes (the “Convertible Senior Notes”) due in 2016. As of September 30, 2013, the carrying value of the

Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $72.2 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. As of September 30, 2013, the conversion rate is 85.5334 shares of common stock per $1,000 principal amount of Convertible Senior Notes.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the accompanying consolidated statement of assets and liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively. At the time of issuance, the debt issuance costs and equity issuance costs were approximately $2.9 million and $224,000, respectively. At the time of issuance and as of September 30, 2013, the equity component, net of issuance costs, as recorded in the “capital in excess of par value” in the balance sheet was approximately $5.2 million.

As of September 30, 2013 (unaudited) and December 31, 2012, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	September 30, 2013	December 31, 2012
Principal amount of debt	$75,000	$75,000
Original issue discount, net of accretion	(2,752)	(3,564)

Carrying value of debt	$72,248	$71,436

For the three and nine-months ended September 30, 2013 and 2012, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows (unaudited):

	Three Months Ended September,		Nine Months Ended September,
(in thousands)	2013	2012	2013	2012
Stated interest expense	$1,125	$1,125	$3,375	$3,375
Accretion of original issue discount	271	271	812	812
Amortization of debt issuance cost	144	144	433	433

Total interest expense	$1,540	$1,540	$4,620	$4,620

Cash paid for interest expense	$—	$—	$2,250	$2,250

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.0% and 8.1% for the three and nine-months ended September 30, 2013 and approximately 8.1% and 8.2% for the three and nine-months ended September 30, 2012, respectively. As of September 30, 2013, the Company is in compliance with the terms of the indentures governing the Convertible Senior Notes.

2019 Notes

On March 6, 2012, the Company and the Trustee entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the Trustee entered into the First Supplemental Indenture to the Base Indenture, dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture, dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

2019 Notes payable is compromised of:

(in thousands)	September 30, 2013	December 31, 2012
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,874	85,874

Carrying Value of Debt	$170,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In July 2012, the Company re-opened our April 2019 Notes and issued an additional amount of approximately $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a) (1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the three and nine-months ended September 30, 2013 and 2012, the components of interest expense and related fees and cash paid for interest expense and fees for the April 2019 and September 2019 Notes are as follows (unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2013	2012	2013	2012
Stated interest expense	$2,981	$1,509	$8,944	$2,128
Amortization of debt issuance cost	243	130	725	179

Total interest expense and fees	$3,224	$1,639	$9,669	$2,307

Cash paid for interest expense and fees	$2,981	$—	$8,944	$—

As of September 30, 2013, the Company is in compliance with the terms of the indenture, and respective supplemental indenture, governing the April 2019 Notes and September 2019 Notes.

Asset-Backed Notes

On December 19, 2012, the Company completed a $230.7 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “Asset-Backed Notes”), which Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The Asset-Backed Notes were issued by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among the Company, Hercules Capital Funding 2012-1 LLC, as Trust Depositor (the “Trust Depositor”), Hercules Capital Funding Trust 2012- 1, as Issuer (the “Issuer”), and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. Interest on the Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The Asset-Backed Notes have a stated maturity of December 16, 2017.

As part of this transaction, the Company entered into a sale and contribution agreement with the Trust Depositor under which the Company has agreed to sell or have contributed to the Trust Depositor certain senior loans made to certain of our portfolio companies (the “Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the Loans as of the date of their transfer to the Trust Depositor.

In connection with the issuance and sale of the Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The Asset-Backed Notes are secured obligations of the Issuer and are non-recourse to the Company. The Issuer also entered into an indenture governing the Asset-Backed Notes, which indenture includes customary representations, warranties and covenants. The Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act. In addition, the Trust Depositor entered into an amended and restated trust agreement, which includes customary representation, warranties and covenants.

The Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the Loans. The Company is entitled to receive a monthly fee from the Issuer for servicing the Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

The Company also serves as administrator to the Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At September 30, 2013 and December 31, 2012, the Asset Backed Notes had an outstanding balance of $102.5 million and $129.3 million, respectively.

Under the terms of the Asset Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the Asset-Backed Notes. The Company has segregated these funds and classified them as Restricted Cash. There was approximately $3.6 million of Restricted Cash as of September 30, 2013 funded through interest collections. There was no cash segregated at December 31, 2012 due to immaterial monthly interest collections for the period ended December 31, 2012.

Outstanding Borrowings

At September 30, 2013 (unaudited) and December 31, 2012, the Company had the following borrowing capacity and outstanding borrowings:

	September 30, 2013		December 31, 2012
	Total Available	Carrying Value (1)	Total Available	Carrying Value (1)
(in thousands)
Union Bank Facility	$30,000	$—	$30,000	$—
Wells Facility	75,000	—	75,000	—
Convertible Senior Notes (2)	75,000	72,248	75,000	71,436
2019 Notes	170,364	170,364	170,364	170,364
Asset-Backed Notes	102,474	102,474	129,300	129,300
SBA Debentures (3)	225,000	225,000	225,000	225,000

Total	$677,838	$570,086	$704,664	$596,100

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $2.8 million at September 30, 2013 and $3.6 million at December 31, 2012.
(3)	At September 30, 2013 and at December 31, 2012, the total available borrowings under the SBA was $225.0 million, of which 76.0 million was available in HT II and $149.0 million was available in HT III.

5. Income taxes

The Company has elected to be taxed as a RIC under Subchapter M of the Code and intends to continue to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

During the three-months ended September 30, 2013, the Company declared a distribution of $0.28 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. If the Company had determined the tax attributes of our distributions year-to-date as of September 30, 2013, approximately 100% would be from ordinary income and spillover earnings from 2012. However there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2013 distributions to shareholders will actually be.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, the Company may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next tax year, dividends declared and paid by the Company in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

Taxable income for the nine-month period ended September 30, 2013 was approximately $51.3 million or $0.87 per share. Taxable net realized gains for the same period were $16.7 million or approximately $0.28 per share. Taxable income for the nine-month period ended September 30, 2012 was approximately $33.8 million or $0.70 per share. Taxable net realized gains for the same period were $10.8 million or approximately $0.22 per share.

The Company intends to distribute approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013.

6. Shareholders’ Equity

On July 25, 2012, our Board of Directors approved an extension of the stock repurchase plan under the same terms and conditions that allowed the Company to repurchase up to $35.0 million of our common stock. The stock repurchase plan expired on February 26, 2013 and no shares were repurchased in 2013.

On March 13, 2013, the Company raised approximately $95.8 million, before deducting offering expenses, in a public offering of 8,050,000 shares of its common stock.

The Company has issued stock options for common stock subject to future issuance, of which 1,397,470 and 2,574,749 were outstanding at September 30, 2013 and December 31, 2012, respectively.

On August 16, 2013, the Company entered into an “At-The-Market” (“ATM”) equity distribution agreement with JMP Securities LLC (“JMP”). The equity distribution agreement provides that the Company may offer and sell up to 8,000,000 shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. There were no sales under the ATM Program for the three-months ended September 30, 2013.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. On June 1, 2011, stockholders approved an amended and restated plan and provided an increase of 1,000,000 shares, authorizing the Company to issue 8,000,000 shares of common stock under the 2004 Plan.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

The following table summarizes the common stock options activities for the nine-months ended September 30, 2013 and 2012 (unaudited):

	For the Nine Months Ended September 30,
	2013		2012
	Common Stock Options	Weighted Average Exercise Price	Common Stock Options	Weighted Average Exercise Price
Outstanding at December 31,	2,574,749	$12.00	4,213,604	$11.40
Granted	325,000	$14.16	54,000	$10.97
Exercised	(1,321,941)	$12.17	(560,696)	$5.53
Forfeited	(115,338)	$10.38	(57,174)	$9.69
Expired	(65,000)	$13.30	(1,126,932)	$12.85

Outstanding at September 30,	1,397,470	$12.41	2,522,802	$12.09

Shares Expected to Vest at September 30,	499,959	$12.41	360,922	$12.09

The following table summarizes stock options outstanding and exercisable at September 30, 2013 (unaudited):

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21 - $8.67	31,415	2.47	$346,077	$4.23	31,415	2.47	$346,077	$4.23
$9.25 - $14.02	1,194,055	2.91	3,552,088	$12.28	866,096	1.68	2,438,629	$12.44
$14.86 - $14.86	172,000	6.96	67,080	$14.86	—	—	—	$—

$4.21 - $14.86	1,397,470	3.39	$3,965,245	$12.41	897,511	1.70	$2,784,706	$12.15

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At September 30, 2013, options for approximately 898,000 shares were exercisable at a weighted average exercise price of approximately $12.15 per share with weighted average of remaining contractual term of 1.70 years.

The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the nine-month periods ended September 30, 2013 and 2012:

	Nine Months Ended September 30,
	2013	2012
Expected Volatility	46.90%	46.39%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	0.56% - 1.63%	0.49% - 1.07%

During the nine months ended September 30, 2013 and 2012, the Company granted approximately 607,000 shares and 692,000 shares, respectively, of restricted stock pursuant to the Plans. All restricted stock grants under the 2004 Plan made prior to March 4, 2013 will continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. Under the 2004 Plan, restricted stock awarded subsequent to March 3, 2013 will vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months.

The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the nine-month periods ended September 30, 2013 and 2012 was approximately $7.7 million and $7.5 million, respectively. During the three-month periods ended September 30, 2013 and 2012, the Company expensed approximately $1.5 million and $1.0 million of compensation expense related to restricted stock, respectively. During the nine-month periods ended September 30, 2013 and 2012, the Company expensed approximately $4.1 million and $2.9 million of compensation expense related to restricted stock, respectively. As of September 30, 2013, there was approximately $11.7 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.42 years.

The following table summarizes the activities for our unvested restricted stock for the nine-months ended September 30, 2013 and 2012 (unaudited):

	For the Nine-Month Period Ended September 30,
	2013		2012
	Restricted Stock Units	Weighted Average Issuance Price	Restricted Stock Units	Weighted Average Issuance Price
Unvested at December 31	899,789	$10.73	621,509	$10.06
Granted	607,001	$12.72	691,859	$10.83
Vested	(364,844)	$10.56	(289,019)	$9.98
Forfeited	(10,739)	$11.37	(59,019)	$9.95
Unvested at September 30	1,131,207	$11.85	965,330	$10.64

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows (unaudited):

	Three months Ended September 30,		Nine months Ended September 30,
(in thousands, except per share data)	2013	2012	2013	2012
Numerator
Net increase in net assets resulting from operations	$36,981	$4,745	$74,549	$21,898
Less: Dividends declared-common and restricted shares	(17,277)	(11,952)	(47,292)	(35,292)

Undistributed earnings	19,704	(7,207)	27,257	(13,394)

Undistributed earnings-common shares	19,704	(7,207)	27,257	(13,394)
Add: Dividend declared-common shares	16,949	11,703	46,292	34,503

Numerator for basic and diluted change in net assets per common share	36,653	4,496	73,549	21,109

Denominator
Basic weighted average common shares outstanding	60,522	48,750	58,206	48,130
Common shares issuable	228	58	190	107

Weighted average common shares outstanding assuming dilution	60,750	48,808	58,396	48,237
Change in net assets per common share
Basic	$0.61	$0.09	$1.26	$0.44
Diluted	$0.59	$0.09	$1.23	$0.44

The Convertible Senior Notes may be surrendered for conversion during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day. For the purpose of calculating diluted earnings per share for the three and nine-month period ended September 30 2013, the underlying shares for the intrinsic value of the embedded options in the Convertible Senior Notes were included in this calculation because the trading price was greater than the conversion price in effect ($11.69) for such period for the Convertible Senior Notes.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the three and nine-months ended September 30, 2013 and 2012, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 2,081,780 and 2,574,749 shares, respectively.

At September 30, 2013, the Company was authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the nine-months ended September 30, 2013 and 2012:

	Nine Months Ended September 30,
	2013	2012
Per share data:
Net asset value at beginning of period	$9.75	$9.83
Net investment income (1)	0.93	0.73
Net realized gain (loss) on investments	0.19	0.04
Net unrealized appreciation (depreciation) on investments	0.15	(0.33)

Total from investment operations	1.27	0.44
Net increase/(decrease) in net assets from capital share transactions	0.15	(0.20)
Distributions	(0.82)	(0.71)
Stock-based compensation expense included in investment income (2)	0.07	0.06

Net asset value at end of period	$10.42	$9.42

Ratios and supplemental data:
Per share market value at end of period	$15.25	$11.01
Total return (3)	47.94%	24.25%
Shares outstanding at end of period	61,756	49,785
Weighted average number of common shares outstanding	58,206	48,130
Net assets at end of period	$643,376	$469,117
Ratio of operating expense to average net assets	11.84%	9.79%
Ratio of net investment income and investment gains and losses to average net assets	12.27%	9.77%
Average debt outstanding	$585,070	$322,193
Weighted average debt per common share	$10.05	$6.69

(1)	Net investment income per share is calculated as net investment income divided by the weighted average shares outstanding.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the nine-month periods ended September 30, 2013 and 2012 equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at September 30, 2013 totaled approximately $169.6 million. Approximately $93.1 million of these unfunded origination activity commitments as of September 30, 2013 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $57.3 million of non-binding term sheets outstanding at September 30, 2013. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent the Company’s future cash requirements.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $296,000 and $900,000 during the three and nine-month periods ended September 30, 2013. There was approximately $294,000 and $868,000 recorded in the same periods ended September 30, 2012, respectively. Future commitments under the credit facility and operating leases were as follows at September 30, 2013:

	Payments due by period
	(in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings (3) (4)	$570,086	$—	$102,474	$72,248	$395,364
Operating Lease Obligations (5)	7,964	1,447	2,944	3,107	466

Total	$578,050	$1,447	$105,418	$75,355	$395,830

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4 to the Company’s consolidated financial statements.
(3)	Includes $225.0 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $102.5 million in aggregate principal amount of the Asset-Backed Notes and $72.2 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $2.8 million at September 30, 2013.
(5)	Long-term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so the Company anticipates no impact from adopting this standard on the Company’s statement of assets and liabilities or results of operations. The Company is currently assessing the additional disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

12. Subsequent Events

Dividend Declaration

On November 4, 2013 the Board of Directors increased the quarterly dividend by $0.03, or approximately 10.7%, and declared a cash dividend of $0.31 per share to be paid on November 25, 2013 to shareholders of record as of November 18, 2013. This dividend will represent the Company’s thirty-third consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $8.75 per share.

Portfolio Company Developments

In October 2013, ADMA Biologics, Inc. (OTCBB: ADMA) completed its initial public offering of 3,352,941 shares of its common stock at $8.50 per share.

In October 2013, Western Digital Corp (NASDAQ: WDC) completed its acquisition of Hercules portfolio company Virident Systems, Inc. This liquidity event represents a net realized gain of approximately $7.5 million, an internal rate of return of 76.5% (excluding proceeds in escrow) and a gross multiple of 2.5x on Hercules total investment in Virident Systems, Inc.

In October 2013, EnerSys (NYSE: ENS) completed its acquisition of Hercules portfolio company Purcell Systems, Inc. This liquidity event represents a net realized gain of approximately $617,000, an internal rate of return of 15.6% (excluding proceeds in escrow), and a gross multiple of 6.0x on Hercules total investment in Purcell Systems, Inc.

In November 2013, Biomet, Inc. completed its acquisition of Hercules portfolio company Lanx, Inc. This liquidity event represents an expected net realized gain of approximately $1.9 million, an expected internal rate of return of 38.6% (excluding proceeds in escrow), and an expected gross multiple of 2.3x on Hercules total investment in Lanx, Inc.

$400,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, up to $400,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and cleantechnology industries at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as additional offices in Boston, MA, New York, NY, Chicago, IL, Boulder, CO and McLean, VA. Our goal is to be the leading structured debt financing provider of choice for venture capital-backed companies in technology-related markets requiring sophisticated and customized financing solutions. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies and to a lesser extent public companies.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “HTGC.” On June 11, 2013, the last reported sale price of a share of our common stock on the NYSE, was $13.32. The net asset value per share of our common stock at March 31, 2013 (the last date prior to the date of this prospectus on which we determined net asset value) was $10.00.

An investment in our securities may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 11 to read about risks that you should consider before investing in our securities, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.htgc.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of any securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 12, 2013

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $400,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries and their affiliated securitization trusts.

Our Company

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean-technology industries at all stages of development. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As of March 31, 2013, our total assets were approximately $1,211.2 million, of which our investments comprised $968.0 million at fair value and $977.7 million at cost. Since inception through March 31, 2013, we have made debt and equity commitments of approximately $3.6 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company (“SBIC”) subsidiaries, Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”). HT II and HT III hold approximately $152.7 million and $257.5 million in assets, respectively, and accounted for approximately 9.8% and 16.5% of our total assets prior to consolidation at March 31, 2013. We have issued $225.0 million in SBA-guaranteed debentures in our SBIC subsidiaries, which is the maximum amount allowed for a group of SBICs under common control. See “Regulation-Small Business Administration Regulations” in this prospectus for additional information regarding our SBIC subsidiaries.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “Regulation—Qualifying Assets” in the accompanying prospectus. As of March 31, 2013, our proprietary structured query language (SQL)-based database system included over 31,700 technology-related companies and approximately 8,350 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Silicon Valley, and we have additional offices in Boston, MA, New York, NY, Chicago, IL, Boulder, CO and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed companies in technology-related markets requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies in technology-related markets, including, technology, biotechnology, life science, and clean-technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in private companies and to a lesser extent public companies. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies including the right to convert some portion of our debt into equity in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

As of March 31, 2013, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 34 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (generally 12-60 months), security interests in the assets of our portfolio companies, and, on select investments, covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, to expansion-stage companies, including select publicly listed companies and select lower middle market companies and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance.

Dividend Reinvestment Plan

We have adopted an opt-out dividend reinvestment plan through which distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

Prior to 2006, we were taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended, which we refer to in this prospectus as the Code. We elected to be treated for federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Code with the filing of our federal corporate income tax return for 2006, which election was effective as of January 1, 2006. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Certain United States Federal Income Tax Considerations.” To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be able to maintain our RIC status. If we do not qualify as a RIC, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling our securities for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. We received an exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources” for additional information related to our outstanding debt.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Certain Material United States Federal Income Tax Considerations.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year.

Principal Risk Factors

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our securities.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY, Chicago, IL, Boulder, CO and McLean, VA. We maintain a website on the Internet at www.htgc.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	—	%(4)

Annual Expenses (as a percentage of net assets attributable to common stock):(9)
Operating expenses	5.5	%(5)(6)
Interest and fees paid in connection with borrowed funds	6.7	%(7)

Total annual expenses	12.2	%(8)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement to this prospectus will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement to this prospectus will disclose the estimated offering expenses.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	“Operating expenses” represent our estimated operating expenses by annualizing our actual operating expenses incurred for the three-months ended March 31, 2013, excluding interests and fees on indebtedness. This percentage for the year ended December 31, 2012 was 5.4%. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Compensation of Executive Officers and Directors”.
(6)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(7)	“Interest and fees paid in connection with borrowed funds” represents estimated interest and fee payments on borrowed funds by annualizing our actual interest, fees and credit facility expenses incurred for the three-months ended March 31, 2013, including our Wells Facility, Union Bank Facility, the Convertible Senior Notes, the 2019 Notes, the Asset-Backed Notes and the SBA debentures, each of which is defined herein. This percentage for the year ended December 31, 2012 was 4.9%.
(8)	“Total annual expenses” is the sum of “operating expenses,” and “interest and fees paid in connection with borrowed funds.” This percentage for the year ended December 31, 2012 was 10.3%.
(9)	“Net assets attributable to common stock” equals the weighted average net assets as of March 31, 2013, which is approximately $520.9 million.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$150	$331	$493	$825

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal year 2012, 2011 2010, 2009 and 2008 and the financial statement of operations data for fiscal 2012, 2011 and 2010 have been derived from our audited financial statements. The historical data are not necessarily indicative of results to be expected for any future period.

	Three-Months Ended March 31, (unaudited)		For the year ended December 31,
	2013	2012	2012	2011	2010	2009	2008
Investment income:
Interest	28,929	20,300	$87,603	$70,346	$54,700	$62,200	$67,283
Fees	2,028	2,067	9,917	9,509	4,774	12,077	8,552

Total investment income	30,957	22,367	97,520	79,855	59,474	74,277	75,835

Operating expenses:
Interest	7,631	3,896	19,835	13,252	8,572	9,387	13,121
Loan fees	1,079	1,076	3,917	2,635	1,259	1,880	2,649
General and administrative	2,252	1,817	8,108	7,992	7,086	7,281	6,899
Employee Compensation:
Compensation and benefits	3,798	3,395	13,326	13,260	10,474	10,737	11,595
Stock-based compensation	1,165	808	4,227	3,128	2,709	1,888	1,590

Total employee compensation	4,963	4,203	17,553	16,388	13,183	12,625	13,185

Total operating expenses	15,925	10,992	49,413	40,267	30,100	31,173	35,854
Net investment income	15,032	11,375	48,107	39,588	29,374	43,104	39,981
Net realized gain (loss) on investments	1,991	2,877	3,168	2,741	(26,382)	(30,801)	2,643
Provision for Excise Tax			—	—	—	—	(203)
Net increase (decrease) in unrealized appreciation on investments	(334)	2,853	(4,516)	4,607	1,990	1,269	(21,426)

Net realized and unrealized gain (loss)	1,657	5,730	(1,348)	7,348	(24,392)	(29,532)	(18,986)

Net increase (decrease) in net assets resulting from operations	$16,689	$17,105	$46,759	$46,936	$4,982	$13,572	$20,995

Cash and stock dividends declared per common share	$0.25	$0.23	$0.95	$0.88	$0.80	$1.26	$1.32

	As of March 31, 2013 (unaudited)	As of December 31,
($ in thousands, except per share data)		2012	2011	2010	2009	2008
Balance sheet data:
Investments, at value	$967,984	$906,300	$652,870	$472,032	$374,669	$578,211
Cash and cash equivalents	206,928	182,994	64,474	107,014	124,828	17,242
Total assets	1,211,186	1,123,643	747,394	591,247	508,967	608,672
Total liabilities	595,578	607,675	316,354	178,716	142,452	226,214
Total net assets	615,608	515,968	431,041	412,531	366,515	382,458

Other Data:
Total debt investments, at value	881,011	827,540	$585,767	$401,618	$325,134	$536,964
Total warrant investments, at value	33,249	29,550	30,045	23,690	14,450	17,883
Total equity investments, at value	53,724	49,210	37,058	46,724	35,085	23,364
Unfunded commitments	137,100	61,851	168,196	117,200	11,700	82,000
Net asset value per share(1)	$10.00	$9.75	$9.83	$9.50	$10.29	$11.56

(1)	Based on common shares outstanding at period end.

The following tables set forth certain quarterly financial information for each of the nine quarters up to and ending March 31, 2013. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

For the Quarter End (unaudited)
March 31, 2013
Total investment income	$30,957
Net investment income before investment gains and losses	15,032
Net increase in net assets resulting from operations	16,689
Net increase in net assets resulting from operations per common share (basic)	$0.30

	For the Quarter End (unaudited)
(Amounts in thousands, except per share data	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Selected Quarterly Data (unaudited):
Total investment income	$27,395	$23,901	23,858	22,367
Net investment income before investment gains and losses	13,071	11,351	12,310	11,375
Net increase in net assets resulting from operations	24,861	4,745	48	17,105
Net increase in net assets resulting from operations per common share (basic)	$0.25	$0.09	$—	$0.36

	For the Quarter End
(Amounts in thousands, except per share data)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Selected Quarterly Data (unaudited):
Total investment income	$21,200	$18,684	$20,820	$19,152
Net investment income before investment gains and losses	10,831	8,593	10,360	9,804
Net increase (decrease) in net assets resulting from operations	17,574	6,223	24,317	(1,177)
Net increase in net assets resulting from operations per common share (basic)	$0.25	$0.14	$0.24	$0.23

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below in this prospectus and those set forth in any prospectus supplement accompanying this prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the supplement accompanying this prospectus, before you decide whether to make an investment in our common stock. The risks set out below and in this prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our common stock, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to our Business Structure

We are dependent upon key management personnel for their time availability and our future success, particularly Manuel A. Henriquez, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, we do not have an employment agreement with Mr. Henriquez and our senior management is not restricted from creating new investment vehicles subject to compliance with applicable law. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make commercial loans with interest rates that are comparable to or lower than the rates that we typically offer. We may lose prospective portfolio companies if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code would impose on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify, or that we will be able to fully invest our available capital.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain realized net capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. In addition, our results of operations and financial condition could be adversely affected.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. If we are not able to service our substantial indebtedness, our business could be harmed materially.

Our secured credit facilities with Wells Fargo Capital Finance LLC (the “Wells Facility”) and Union Bank, N.A. (the “Union Bank Facility,” and together with the Wells Facility, our “Credit Facilities”) our Convertible Senior Notes, our 2019 Notes and our Asset-Backed Notes (as each term is defined below) contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of March 31, 2013, we did not have any outstanding borrowings under our Credit Facilities. In addition, as of March 31, 2013, we had approximately $225.0 million of indebtedness outstanding incurred by our SBIC subsidiaries, $75.0 million of Convertible Senior Notes payable, approximately $170.4 million of 2019 Notes and approximately $120.1 million in aggregate principal amount of fixed rate asset-backed notes (the “Asset-Backed Notes”) in connection with our $230.7 million debt Securitization (the “Debt Securitization”). There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a business development company, generally, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of March 31, 2013 our asset coverage ratio under our regulatory requirements as a business development company was 329.1%, excluding our SBIC debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(25.30%)	(15.47%)	(5.63%)	4.21%	14.05%

(1)	Assumes $1,211.2 million in total assets, $590.4 million in debt outstanding, $615.6 million in stockholders’ equity, and an average cost of funds of 5.87%, which is the approximate average cost of borrowed funds, including our Credit Facilities, our Convertible Senior Notes, 2019 Notes, our SBA debentures and our Asset-Backed Notes for the period ended March 31, 2013. Actual interest payments may be different.

It is likely that the terms of any current or future long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

Under our borrowings and Credit Facilities, current lenders have, and any future lender or lenders may have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. Our Credit Facilities and borrowings also subject us to various financial and operating covenants, including, but not limited to, maintaining certain financial ratios and minimum tangible net worth amounts. Future credit facilities and borrowings will likely subject us to similar or additional covenants. In addition, we may grant a securities interest in our assets in connection with any such credit facilities and borrowings.

Our Credit Facilities generally contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, our Credit Facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially the business of our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under the facilities and accelerated maturity dates for all amounts outstanding under the facilities, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we finance through the facilities. This could reduce our revenues and, by delaying any cash payment allowed to us under our facilities until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and our ability to make distributions sufficient to maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operation flexibility. If we are unable to obtain sufficient capital in the future, we may be forced to reduce or discontinue our operations, not be able to make new investments, or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory requirements that restrict our ability to raise capital, our Credit Facilities, the Convertible Senior Notes and the 2019 Notes contain various covenants which, if not complied with, could accelerate repayment under the facility or require us to repurchase the Convertible Senior Notes and the 2019 Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The credit agreements governing our Credit Facilities, the Convertible Senior Notes and the 2019 Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under our Credit Facilities or the trustee or holders under the Convertible Senior Notes and could accelerate repayment under the facilities or the Convertible Senior Notes or the 2019 Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Management’s Discussion and Analysis of Results of Operations and Financial Condition—Borrowings” in this prospectus and any supplement to this prospectus.

We are subject to certain risks as a result of our interests in connection with the Debt Securitization and our equity interest in the Securitization Issuer.

On December 19, 2012, in connection with the Debt Securitization and the offering of the Asset-Backed Notes by Hercules Capital Funding Trust 2012-1 (the “Securitization Issuer”), we sold and/or contributed to Hercules Capital Funding 2012-1 LLC, as Trust Depositor (the “Trust Depositor”), certain senior loans made to certain of our portfolio companies (the “Loans”), which the Trust Depositor in turn sold and/or contributed to the

Securitization Issuer in exchange for 100% of the equity interest in the Securitization Issuer, cash proceeds and other consideration. Following these transfers, the Securitization Issuer, and not the Trust Depositor or us, held all of the ownership interest in the Loans.

As a result of the Debt Securitization, we hold, indirectly through the Trust Depositor, 100% of the equity interest in the Securitization Issuer. As a result, we consolidate the financial statements of the Trust Depositor and the Securitization Issuer, as well as our other subsidiaries, in our consolidated financial statements. Because each of the Trust Depositor and the Securitization Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by us to the Trust Depositor, and by the Trust Depositor to the Securitization Issuer, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows. Further, a failure of the Securitization Issuer to be treated as a disregarded entity for U.S. federal income tax purposes would constitute an event of default pursuant to the indenture under the Debt Securitization, upon which the trustee under the Debt Securitization (the “Trustee”) may and will at the direction of a supermajority of the holders of the Asset-Backed Notes (the “Noteholders”) declare the Asset-Backed Notes to be immediately due and payable and exercise remedies under the indenture, including (i) to institute proceedings for the collection of all amounts then payable on the Asset-Backed Notes or under the indenture, enforce any judgment obtained, and collect from the Securitization Issuer and any other obligor upon the Asset-Backed Notes monies adjudged due; (ii) institute proceedings from time to time for the complete or partial foreclosure of the indenture with respect to the property of the Securitization Issuer; (iii) exercise any remedies as a secured party under the relevant UCC and take other appropriate action under applicable law to protect and enforce the rights and remedies of the Trustee and the Noteholders; or (iv) sell the property of the Securitization Issuer or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any matter permitted by law. Any such exercise of remedies could have a material adverse effect on our business, financial condition, results of operations or cash flows.

An event of default in connection with the Debt Securitization could give rise to a cross-default under our other material indebtedness.

The documents governing our other material indebtedness contain customary cross-default provisions that could be triggered if an event of default occurs in connection with the Debt Securitization. An event of default with respect to our other indebtedness could lead to the acceleration of such indebtedness and the exercise of other remedies as provided in the documents governing such other indebtedness. This could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We may not receive cash distributions in respect of our indirect ownership interest in the Securitization Issuer.

Apart from fees payable to us in connection with our role as servicer of the Loans and the reimbursement of related amounts under the Debt Securitization documents, we receive cash in connection with the Debt Securitization only to the extent that the Trust Depositor receives payments in respect of its equity interest in the Securitization Issuer. The holder of the equity interest in the Securitization Issuer is the residual claimant on distributions, if any, made by the Securitization Issuer after the Noteholders and other claimants have been paid in full on each payment date or upon maturity of the notes, subject to the priority of payments under the Debt Securitization documents. To the extent that the value of the Securitization Issuer’s portfolio of Loans is reduced as a result of conditions in the credit markets (relevant in the event of a liquidation event), other macroeconomic factors, distressed or defaulted Loans or the failure of individual portfolio companies to otherwise meet their obligations in respect of the Loans, or for any other reason, the ability of the Securitization Issuer to make cash distributions in respect of the Trust Depositor’s equity interest would be negatively affected and consequently, the value of the equity interest in the Securitization Issuer would also be reduced. In the event that we fail to receive cash indirectly from the Securitization Issuer, we could be unable to make distributions, if at all, in amounts sufficient to maintain our status as a RIC.

The interests of the Noteholders may not be aligned with our interests.

The Asset-Backed Notes are debt obligations ranking senior in right of payment to the rights of the holder of the equity interest in the Securitization Issuer, as residual claimant in respect of distributions, if any, made by the Securitization Issuer. As such, there are circumstances in which the interests of the Noteholders may not be aligned with the interests of holders of the equity interest in the Securitization Issuer. For example, under the terms of the documents governing the Debt Securitization, the Noteholders have the right to receive payments of principal and interest prior to holders of the equity interest.

For as long as the Asset-Backed Notes remain outstanding, the Noteholders have the right to act in certain circumstances with respect to the Loans in ways that may benefit their interests but not the interests of holder of the equity interest in the Securitization Issuer, including by exercising remedies under the documents governing the Debt Securitization.

If an event of default occurs, the Noteholders will be entitled to determine the remedies to be exercised, subject to the terms of the documents governing the Debt Securitization. For example, upon the occurrence of an event of default with respect to the Asset-Backed Notes, the Trustee may and will at the direction of the holders of a supermajority of the Asset-Backed Notes declare the principal, together with any accrued interest, of the notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the Securitization Issuer. The Asset-Backed Notes then outstanding will be paid in full before any further payment or distribution on the equity interest is made. There can be no assurance that there will be sufficient funds through collections on the Loans or through the proceeds of the sale of the Loans in the event of a bankruptcy or insolvency to repay in full the obligations under the Asset-Backed Notes, or to make any distribution to holder of the equity interest in the Securitization Issuer.

Remedies pursued by the Noteholders could be adverse to our interests as the indirect holder of the equity interest in the Securitization Issuer. The Noteholders have no obligation to consider any possible adverse effect on such other interests. Thus, there can be no assurance that any remedies pursued by the Noteholders will be consistent with the best interests of the Trust Depositor or that we will receive, indirectly through the Trust Depositor, any payments or distributions upon an acceleration of the Asset-Backed Notes. Any failure of the Securitization Issuer to make distributions in respect of the equity interest that we indirectly hold, whether as a result of an event of default and the acceleration of payments on the Asset-Backed Notes or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

Certain events related to the performance of Loans could lead to the acceleration of principal payments on the Asset-Backed Notes.

The following constitute rapid amortization events (“Rapid Amortization Events”) under the documents governing the Debt Securitization: (i) the aggregate outstanding principal balance of delinquent Loans and restructured Loans that would have been delinquent Loans had such Loans not become restructured Loans exceeds 10% of the current aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans (the “Pool Balance”) for a period of three consecutive months; (ii) the aggregate outstanding principal balance of defaulted Loans exceeds 5% of the initial Pool Balance determined as of December 19, 2012 for a period of three consecutive months; (iii) the aggregate outstanding principal balance of the Asset-Backed Notes exceeds the borrowing base for a period of three consecutive months; (iv) the Securitization Issuer’s pool of Loans contains Loans to ten or fewer obligors; and (v) the occurrence of an event of default under the documents governing the Debt Securitization. After a Rapid Amortization Event has occurred, subject to the priority of payments under the documents governing the Debt Securitization, principal collections on the Loans will be used to make accelerated payments of principal on the Asset-Backed Notes until the payment of principal balance of the Asset-Backed Loans is reduced to zero. Such an event could delay, reduce or eliminate the ability of the Securitization Issuer to make distributions in respect of the equity interest that we indirectly hold, which could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We have certain repurchase obligations with respect to the Loans transferred in connection with the Debt Securitization.

As part of the Debt Securitization, we entered into a sale and contribution agreement and a sale and servicing agreement under which we would be required to repurchase any Loan (or participation interest therein) which was sold to the Securitization Issuer in breach of certain customary representations and warranty made by us or by the Trust Depositor with respect to such Loan or the legal structure of the Debt Securitization. To the extent that such there is a breach of such representations and warranties and we fail to satisfy any such repurchase obligation, the Trustee may, on behalf of the Securitization Issuer, bring an action against us to enforce these repurchase obligations.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

At March 31, 2013, portfolio investments, which are valued at fair value by the Board of Directors, were approximately 79.9% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Valuation Committee. In making a good faith determination of the value of these securities, we generally start with the cost basis of each security, which includes the amortized OID and PIK interest, if any. The Valuation Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make, which includes but is not limited to deriving a hypothetical exit price. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit an investment in a timely manner because we are in a control position or have access to inside information in the portfolio company could result in a realized loss on the investment.

If we obtain a control investment in a portfolio company our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation” in this prospectus.

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation” in this prospectus.

To the extent original issue discount and paid-in-kind interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments and contractual payment-in-kind, or PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•	OID accruals may create uncertainty about the source of our distributions to stockholders;

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

•	OID and PIK instruments may represent a higher credit risk than coupon loans.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), and we cannot pass such net operating losses through to our stockholders.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

In accordance with U.S. federal tax requirements, we include in income for tax purposes certain amounts that we have not yet received in cash, such as contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such payment-in-kind interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with Internal Revenue Service requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute generally an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our Credit Facilities limit our ability to declare dividends if we default under certain provisions.

We have and may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold federal income tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable dividends that are payable in part in our common stock.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including, but not limited to, the interest rate payable on the debt securities that we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, changes in our portfolio composition, the degree to which we encounter competition in our markets, market volatility in our publicly traded securities and the securities of our portfolio companies, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. In addition, any of these factors could negatively impact our ability to achieve our investment objectives, which may cause our net asset value of our common stock to decline.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup, a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement on the pool of loans and certain warrants formerly collateralized under its then existing credit facility (the “Citigroup Facility”). Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citigroup Facility is terminated until the Maximum Participation Limit has been reached.

During the three-months ended March 31, 2013, we reduced our realized gain by approximately $207,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising a portfolio company warrant which was included in the collateral pool. We recorded a decrease on participation liability and an increase on unrealized appreciation by a net amount of approximately $181,000 as a result of current quarter depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $132,000 as of March 31, 2013 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $1.6 million under the warrant participation agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between April 2013 and January 2017.

Pending legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Two of our wholly-owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiaries HT II and HT III are licensed to act as SBICs and are regulated by the SBA. As of March 31, 2013, HT II’s and HT III’s portfolio companies accounted for approximately 13.3% and 23.0%, respectively, of our total portfolio. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause HT II and HT III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either HT II or HT III fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit HT II or HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2013 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation—Small Business Administration Regulations” in this prospectus.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. A proposed bill in the U.S. Senate, the Expanding Access to Capital for Entrepreneurial Act, or Senate Bill 511, would increase the total SBIC leverage capacity for affiliated SBIC funds from $225 million to $350 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

An SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of March 31, 2013, we have issued $225.0 million in SBA-guaranteed debentures in our SBIC Subsidiaries, which is the maximum allowed for a group of SBICs under common control. During times that we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically assure that our SBIC subsidiaries will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us.

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the New York Stock Exchange, or NYSE, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

Risks Related to Current Economic and Market Conditions

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While indicators suggest improvement in the capital markets, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

The current financial market situation, as well as various social and political tensions in the United States and around the world, particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn or a return to the recessionary period in the United States could adversely impact our investments. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Depending on funding requirements, we may need to raise additional capital to meet our unfunded commitments either through equity offerings or through additional borrowings.

As of March 31, 2013, we had unfunded debt commitments of approximately $137.1 million. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements or future earning assets. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Credit Facilities and proceeds from the Convertible Senior Notes, 2019 Notes and the Asset-Backed Notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies.

As of March 31, 2013, approximately 59.4% of the fair value of our portfolio was composed of investments in four industries: 20.3% was composed of investments in the drug discovery and development industry, 14.7% was composed of investments in the internet consumer and business services industry, 14.1% was composed of investments in the clean technology industry and 10.3% was composed of investments in the medical device and equipment industry. As a result, a downturn in technology-related industry sectors and particularly those in which we are heavily concentrated could materially adversely affect our financial condition.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at March 31, 2013 (unaudited) that represent greater than 5% of net assets:

	March 31, 2013
(in thousands)	Fair Value	Percentage of Net Assets
Box, Inc.	$48,455	7.9%
Merrimack Pharmaceuticals, Inc.	$43,816	7.1%
BrightSource Energy, Inc.	$34,801	5.7%
Comverge, Inc.	$33,358	5.4%

Box, Inc. is an online storage and sharing service that gives users access to their files from anywhere.

Merrimack Pharmaceuticals, Inc. is a biopharmaceutical company discovering, developing and preparing to commercialize innovative medicines paired with companion diagnostics for the treatment of serious diseases, with an initial focus on cancer.

Brightsource Energy, Inc. designs, develops and sells solar thermal power systems that deliver reliable, clean energy to utilities and industrial companies.

Comverge, Inc. provides clean energy solutions.

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Our investments may be in portfolio companies which may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the current recession and European financial crisis may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Investing in publicly traded companies can involve a high degree of risk and can be speculative.

We have invested, and expect to continue to invest, a portion of our portfolio in publicly traded companies or companies that are in the process of completing their initial public offering, or IPO. As publicly traded companies, the securities of these companies may not trade at high volumes, and prices can be volatile, which may restrict our ability to sell our positions and may have a material impact on us.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

A natural disaster may also impact the operations of our portfolio companies, including our technology- related portfolio companies. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. A portion of our technology-related portfolio companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of our technology-related portfolio companies.

We will invest in technology-related companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S. Congress or otherwise could have a material adverse affect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Our investments in the clean technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns and potential litigation.

Our investments in clean technology, or cleantech, companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. In addition, our cleantech companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of clean technology companies can and often do fluctuate suddenly and dramatically and the markets in which clean technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for cleantech and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy. Our investments in cleantech companies also face potential litigation, including significant warranty and product liability claims, as well as class action and government claims arising from the increased attention to the industry from the failure of Solyndra. Such litigation could adversely affect the business and results of operations of our cleantech portfolio companies. There is also particular uncertainty about whether agreements providing incentives for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides incentives for reductions in greenhouse gas emissions, without which such investments in clean technology dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes expire or are adversely modified. This could, in turn, materially adversely affect the value of the clean technology companies in our portfolio.

Cleantech companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

As part of our investment strategy, we plan to invest in portfolio companies in Cleantech sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

In addition, there is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for Cleantech companies. Without such regulatory policies, investments in Cleantech companies may not be economical and financing for Cleantech companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

Our investments in the life science industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration, or the FDA, and to a lesser extent, other federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints effecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the drug discovery industry are subject to numerous risks, including competition, extensive government regulation, product liability and commercial difficulties.

Our investments in the drug discovery industry are subject to numerous risks. The successful and timely implementation of the business model of our drug discovery portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety, patient’s and clinician’s ease of use and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by drug discovery companies requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the US and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Future legislation, and/or regulations and policies adopted by the FDA or other U.S. or foreign regulatory authorities may increase the time and cost required by some of our portfolio companies to conduct and complete clinical trials for the product candidates that they develop, and there is no assurance that these companies will obtain regulatory approval to market and commercialize their products in the U.S. and in foreign countries

The FDA has established regulations, guidelines and policies to govern the drug development and approval process, as have foreign regulatory authorities, which affect some of our portfolio companies. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials.

In addition, increased scrutiny by the U.S. Congress of the FDA’s and other authorities approval processes may significantly delay or prevent regulatory approval, as well as impose more stringent product labeling and post-marketing testing and other requirements. Foreign regulatory authorities may also increase their scrutiny of approval processes resulting in similar delays. Increased scrutiny and approvals processes may limit the ability of our portfolio companies to market and commercialize their products in the U.S. and in foreign countries.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio.

Depending on market conditions, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or slowdowns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and have a material adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions in both the U.S. and foreign countries (including the economic downturn that began in 2007), and may be unable to repay our loans during such periods. Therefore, during such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could materially adversely affect our financial condition and operating results.

Generally, we do not control our portfolio companies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

The business, financial condition and results of operations of our portfolio companies could be adversely affected by worldwide economic conditions, as well as political and economic conditions in the countries in which they conduct business.

The business and operating results of our portfolio companies may be impacted by worldwide economic conditions. Although the U.S. economy has in recent quarters shown signs of recovery from the 2008–2009 global recession, the strength and duration of any economic recovery will be impacted by worldwide economic growth. For instance, a number of recent reports indicate that growth in China and other emerging markets may be slowing relative to historical growth rates. The significant debt in U.S. and European countries is expected to hinder growth in those countries for the foreseeable future. Multiple factors relating to the international operations of some of our portfolio companies and to particular countries in which they operate could negatively impact their business, financial condition and results of operations.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the U.S. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could materially adversely affect our ability to service our outstanding borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

A lack of initial public offering opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

To the extent venture capital or private equity firms decrease or discontinue funding to their portfolio companies, our portfolio companies may not be able to meet their obligations under the debt securities that we hold.

Most of our portfolio companies rely heavily on future rounds of funding from venture capital or private equity firms in order to continue operating their businesses and repaying their obligations to us under the debt securities that we hold. Venture capital and private equity firms in turn rely on their limited partners to pay in capital over time in order to fund their ongoing and future investment activities.

To the extent that venture capital and private equity firms’ limited partners are unable to fulfill their ongoing funding obligations, the venture capital or private equity firms may be unable to continue financially supporting the ongoing operations of our portfolio companies. As a result, our portfolio companies may be unable to repay their obligations under the debt securities that we hold, which would harm our financial condition and results of operations.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We believe that our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions, or from cash flow from operations. However, to attempt to mitigate credit risks, we will typically take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In many cases, our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Moreover, in the case of some of our structured debt with warrants, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies.

Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns and our results of operations and financial condition.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns and our results of operations and financial condition.

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Portfolio company litigation could result in additional costs, the diversion of management time and resources and have an adverse impact on the fair value of our investment.

In the course of providing significant managerial assistance to certain of our portfolio companies, we may serve as directors on the boards of such companies. In addition, in the course of making portfolio company investments, we may elect to take an equity position in any given company. To the extent that litigation arises out of our investments, we may be named as a defendant, which could result in additional costs and the diversion of management time and resources. In addition, litigation involving a portfolio company may be costly and affect the operations of the business, which could in turn have an adverse impact on the fair value of our investment.

We may not be able to realize our entire investment on equipment-based loans in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Our total investments at value in foreign companies were approximately $4.2 million or 0.4% of total investments at March 31, 2013. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Some of our portfolio companies may need additional capital, which may not be readily available and may be needed if necessary regulatory review processes are extended or approvals not obtained.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements, and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, of if regulatory review processes extend longer than anticipated, and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in the particular company. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. In determining whether to make an additional investment our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could adversely affect our ability to service our outstanding borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors in accordance with procedures approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale, or are otherwise illiquid, because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of the investments at a favorable price and, as a result, we may suffer losses.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to incur other debt, or issue other equity securities, that rank equally with, or senior to, our investment By their terms, .such instruments may provide that the holders thereof are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on a pari passu basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we would not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

Our equity related investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

We may not realize expected returns on warrants received in connection with our debt investments.

We generally receive warrants in connection with our debt investments. At March 31, 2013, we held warrant positions received in connection with many of our debt investment; however, these warrant positions accounted for only approximately 3.4% of the total value of our portfolio investments. If we do not receive the returns that are anticipated on the warrants, our investment returns on our portfolio companies, and the value of an investment in us, may be lower than expected.

We generally do not control our portfolio companies and therefore our portfolio companies may make decisions with which we disagree.

Generally, we do not control any of our portfolio companies, even though we may have board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In 2012, we received early loan repayments and pay down of working capital loans of approximately $245.8 million. We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our financial results could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge on the intellectual property of our portfolio companies.

In some cases, we collateralize our investments by obtaining a first priority security interest in a portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a first priority security interest in a portion of a portfolio company’s assets and a negative pledge covering a company’s intellectual property and a first priority security interest in the proceeds from such intellectual property. In the case of a negative pledge, the portfolio company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. As a result, a negative pledge may affect our ability to fully recover our principal investment. In addition, there can be no assurance that our security interest in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court.

At March 31, 2013, approximately 63.9% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company (including their intellectual property), 34.6% of portfolio company loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1.5% of portfolio company loans had an equipment only lien.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans or we could be subject to lender liability claims.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans. These investments represent approximately 9.0% of the outstanding balance of our portfolio as of March 31, 2013. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Risks Related to Our Securities

Investing in shares of our common stock involves an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. If we receive such approval from the stockholders, we may again issue shares of our common stock at a price below the then current net asset value per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Such approval has allowed and may again allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders have approved the practice of making such sales.

Although we are not currently authorized to issue shares of our common stock at a price below our net asset value per share, we may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of shareholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our securities at a price below net asset value during the three-months ended March 31, 2013.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. Our shares have traded above and below our NAV. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•

market rates of interest higher or lower than rates borne by the debt securities. You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Notes.

The Convertible Senior Notes are convertible into shares of our common stock beginning October 15, 2015, or, under certain circumstances, earlier. Upon conversion of the Convertible Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately $11.89 per share of common stock, in each case subject to adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders will incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our common stock price has been and continues to be volatile and may decrease substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors, which include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, SBICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a small business investment company and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made and are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

We have compiled certain industry estimates presented in this prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market for those periods prior to April 30, 2012 and the NYSE thereafter, the sales price as a percentage of net asset value and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend per Share
	NAV(1)	High	Low
2011
First quarter	$9.20	$11.40	$10.42	23.9%	13.3%	$0.220
Second quarter	$9.67	$11.36	$10.09	17.5%	4.3%	$0.220
Third quarter	$9.61	$10.80	$8.51	12.4%	(11.4%)	$0.220
Fourth quarter	$9.83	$9.99	$8.20	1.6%	(16.6%)	$0.220
2012
First quarter	$7.76	$10.53	$8.72	35.7%	12.4%	$0.230
Second quarter	$9.54	$10.84	$9.76	13.6%	2.3%	$0.240
Third quarter	$9.42	$11.26	$10.50	19.5%	11.5%	$0.240
Fourth quarter	$9.75	$11.18	$9.84	14.7%	0.9%	$0.240
2013
First quarter	$10.00	$12.59	$11.00	25.9%	10.0%	$0.25
Second quarter (through May 10, 2013)	*	$13.14	$11.47	*	*	$0.27

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on May 10, 2013 was $13.13 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

The following table summarizes dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17, 2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27

			$8.16

*	Dividend paid in cash and stock.

On April 29, 2013 the Board of Directors increased the quarterly dividend by $0.02, or approximately 8.00%, and declared a cash dividend of $0.27 per share to be paid on May 21, 2013 to shareholders of record as of May 14, 2013. This dividend would represent our thirty-first consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $8.16 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits generally would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon its taxable income for the full year and distributions paid for the full year. Of the dividends declared during the year ended December 31, 2012 and 2011, 100% were distributions of ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2012 distributions to stockholders will actually be.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless you specifically “opt out” of the dividend reinvestment plan and choose to receive cash dividends. During 2012 and 2011, we issued approximately 219,000 and 167,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains in excess of capital losses for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to timely distribute to our stockholders with respect to each taxable year at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation”.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

RATIO OF EARNINGS TO FIXED CHARGES

The following contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the three-months ended March 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008
Earnings to Fixed Charges(1)	2.92	2.97	3.95	1.51	2.20	2.33

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and clean-technology industries at all stages of development. We source our investments through our principal office located in Silicon Valley, as well as through our additional offices in Boston, MA, New York, NY, Chicago, IL, Boulder, CO and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital-backed companies in technology-related markets requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related markets including technology, biotechnology, life science, and clean-technology industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies and to a lesser extent public companies. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related markets with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related markets is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through two wholly-owned SBICs, HT II and HT III. HT II and HT III hold approximately $152.7 million and $257.5 million in assets, respectively, and accounted for approximately 9.8% and 16.5% of our total assets prior to consolidation at March 31, 2013. We have issued $225.0 million in SBA-guaranteed debentures in our SBIC subsidiaries, which is the maximum amount allowed for a group of SBICs under common control.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, and high-quality debt investments that mature in one year or less.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. As of January 1, 2006, we have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.”

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We or our subsidiaries may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total value of our investment portfolio was $968.0 million at March 31, 2013 as compared to $906.3 million at December 31, 2012.

The fair value of the loan portfolio at March 31, 2013 was approximately $881.0 million, compared to a fair value of approximately $827.5 million at December 31, 2012. The fair value of the equity portfolio at March 31, 2013 was approximately $53.7 million, compared to a fair value of approximately $49.2 million at December 31, 2012. The fair value of the warrant portfolio at March 31, 2013 was approximately $33.3 million, compared to a fair value of approximately $29.5 million at December 31, 2012.

Portfolio Activity

Our investments in portfolio companies take a variety of forms, including unfunded contractual commitments and funded investments. From time to time, unfunded contractual commitments are dependent upon a portfolio company reaching certain milestones before the debt commitment is available to the portfolio company. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Debt commitments generally fund over the two succeeding quarters from close. Not all debt investments represent our future cash requirements. Similarly, unfunded contractual commitments may expire without being drawn and do not represent our future cash requirements.

Prior to entering into a contractual commitment, we generally issue a non-binding term sheet to a prospective portfolio company. Non-binding terms sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent our future cash requirements.

Our portfolio activity for the three-month periods ended March 31, 2013 (unaudited) and December 31, 2012 was comprised of the following:

(in millions)	March 31, 2013	December 31, 2012
Debt Commitments(1)
New portfolio company	$162.5	$362.3
Existing portfolio company	58.5	274.3

Total	$221.0	$636.6
Funded Debt Investments
New portfolio company	$46.3	$267.9
Existing portfolio company	90.0	191.4

Total	$136.3	$459.3
Funded Equity Investments
New portfolio company	$—	$6.0
Existing portfolio company	2.0	3.7

Total	$2.0	$9.7
Unfunded Contractual Commitments(2)
Total	$137.1	$61.9
Non-Binding Term Sheets
New portfolio company	$89.0	$70.0
Existing portfolio company	4.0	—

Total	$93.0	$70.0

(1)	Includes restructured loans and renewals.
(2)	Includes unfunded contractual commitments in 28 new and existing portfolio companies. Approximately $83.6 million of these unfunded origination activity commitments as of March 31, 2013 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. During the three-month period ended March 31, 2013, we received approximately $76.0 million in principal repayments, including approximately $35.0 million of principal repayments related to a renewal of an existing debt investment, $9.1 million of early principal repayments and approximately $31.9 million in scheduled principal payments.

Total portfolio investment activity (inclusive of unearned income) for the three-month period ended March 31, 2013 (unaudited) and for the year ended December 31, 2012 was as follows:

(in millions)	March 31, 2013	December 31, 2012
Beginning Portfolio	$906.3	$652.9
New Fundings	138.3	469.9
Warrants not related to current period fudings	0.7	(0.2)
Principal payments received on investments	(76.0)	(120.7)
Early payoffs	—	(125.1)
Restructure payoffs	(9.7)	(48.5)
Restructure fundings	9.7	85.0
Accretion of loan discounts and paid-in-kind principal	5.6	21.3
New loan fees	(2.2)	(12.8)
Conversion of “Other Assets”	—	9.6
Debt Converted to Equity	—	0.6
Proceeds from sale of investments	(1.4)	(7.2)
Net realized (loss) gain on investments	(1.6)	(14.1)
Net change in unrealized appreciation (depreciation)	(1.7)	(4.4)

Ending Portfolio	$968.0	$906.3

The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2013 (unaudited) and December 31, 2012.

	March 31, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$700,498	72.4%	$652,041	72.0%
Senior secured debt	213,762	22.1%	205,049	22.6%
Preferred stock	39,504	4.1%	33,885	3.7%
Common Stock	14,220	1.4%	15,325	1.7%

	$967,984	100.0%	$906,300	100.0%

A summary of our investment portfolio at value by geographic location is as follows:

	March 31, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$963,809	99.6%	$901,041	99.4%
England	4,175	0.4%	5,259	0.6%

	$967,984	100.0%	$906,300	100.0%

As of March 31, 2013, we held warrants or equity positions in five companies which have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, ADMA Biologics, Inc., iWatt, Inc., Omthera Pharmaceuticals, Inc., Paratek Pharmaceuticals, Inc. and one company filed a Form S-1 Registration confidentially under the JOBS Act. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all.

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $25.0 million. Our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from Prime to approximately 14.0% as of March 31, 2013. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees, PIK provisions or prepayment fees which may be required to be included in income prior to receipt. Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $2.6 million and $2.0 million of unamortized fees at March 31, 2013 and December 31, 2012, respectively, and approximately $8.6 million and $6.8 million in exit fees receivable at March 31, 2013 and December 31, 2012, respectively.

We have loans in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $779,000 and $298,000 in PIK income in the three-month periods ended March 31, 2013 and 2012.

In some cases, we may collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property.

At March 31, 2013, approximately 63.9% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 34.6% of the loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1.5% of portfolio company loans had an equipment only lien.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth, expansion-stage and established-stage companies. In addition, certain loans may include an interest-only period ranging from three to eighteen months for emerging-growth and expansion-stage companies and longer for established-stage companies. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

The effective yield on our debt investments during the three-month periods ended March 31, 2013 and 2012 was 14.3% and 14.6%. Excluding the effect of fee accelerations that occurred from early payoffs and one-time events, the adjusted effective yield for the three-month period ended March 31, 2013 was 13.8%. The adjusted effective yield for the three-month period ended December 31, 2012 was 13.6%. The effective yield is derived by dividing total investment income by the weighted average earning investment portfolio assets outstanding during the quarter which exclude non-interest earning assets such as warrants and equity investments. The overall weighted average yield to maturity of our loan investments was approximately 13.01% at March 31, 2013, a slight increase compared to 12.91% at December 31, 2012. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

Portfolio Composition

Our portfolio companies are primarily privately held companies and, to a lesser extent, public companies which are active in the drug discovery and development, internet consumer and business services, clean technology, software, drug delivery, medical device and equipment, media/content/info, communications and networking, information services, healthcare services, diagnostic, specialty pharmaceuticals, biotechnology tools, surgical devices, consumer and business products, semiconductors, electronics and computer hardware and therapeutic industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

As of March 31, 2013, approximately 59.4% of the fair value of our portfolio was composed of investments in four industries: 20.3% was composed of investments in the drug discovery and development industry, 14.7% was composed of investments in the internet consumer and business services industry, 14.1% was composed of investments in the clean technology industry and 10.3% was composed of investments in the medical device and equipment industry.

The following table shows the fair value of our portfolio by industry sector at March 31, 2013 (unaudited) and December 31, 2012:

	March 31, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$196,506	20.3%	$188,479	20.8%
Internet Consumer & Business Services	142,362	14.7%	136,149	15.0%
Clean Tech	137,054	14.1%	126,600	14.0%
Medical Device & Equipment	99,896	10.3%	54,575	6.0%
Software	75,383	7.8%	70,838	7.8%
Drug Delivery	65,660	6.8%	74,218	8.2%
Information Services	52,342	5.4%	53,523	5.9%
Media/Content/Info	52,215	5.4%	51,534	5.7%
Healthcare Services, Other	31,416	3.2%	36,481	4.0%
Communications & Networking	30,681	3.2%	37,560	4.1%
Electronics & Computer Hardware	23,569	2.4%	12,715	1.4%
Diagnostic	15,196	1.6%	16,307	1.8%
Specialty Pharma	14,289	1.5%	12,473	1.4%
Surgical Devices	11,527	1.2%	11,358	1.3%
Consumer & Business Products	10,430	1.1%	13,723	1.5%
Biotechnology Tools	6,596	0.7%	6,845	0.8%
Semiconductors	2,862	0.3%	2,922	0.3%

	$967,984	100.0%	$906,300	100.0%

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the three-months ended March 31, 2013 and the year ended December 31 2012, our ten largest portfolio companies represented approximately 33.1% and 35.2% of the total fair value of our investments in portfolio companies, respectively. At March 31, 2013 and December 31, 2012, we had four and eight investments, respectively, that represented 5% or more of our net assets. At March 31, 2013, we had five equity investments representing approximately 60.0% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2012, we had six equity investments which represented approximately 70.9% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments.

As of March 31, 2013, over 98.5% of our debt investments were in a senior secured first lien position, and more than 98.8% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR based interest rate floor. As a result, we believe we are well positioned to benefit should market rates increase. Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price equal to the most recent equity financing round. As of March 31, 2013, we held warrants in 117 portfolio companies, with a fair value of approximately $33.3 million. The fair value of the warrant portfolio has increased by approximately 12.9% as compared to the fair value of $29.5 million at December 31, 2012. These warrant holdings would require us to invest approximately $72.7 million to exercise such warrants. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants which have monetized since inception, we have realized warrant gain multiples in the range of approximately 1.04x to 10.20x based on the historical rate of return on our investments. However, these warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant interests.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control”. Generally, under the 1940 Act, we are deemed to “control” a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of ours, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three-month periods ended March 31, 2013 and 2012 (unaudited):

(in thousands)	March 31, 2013
Portfolio Company	Type	Fair Value at March 31, 2013	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)
Gelesis, Inc.	Non-Controlled Affiliate	1,888	—	222	—	—
Optiscan BioMedical, Corp.	Non-Controlled Affiliate	12,308	610	212	—	—

Total		$14,196	$610	$434	$—	$—

(in thousands)	March 31, 2012
Portfolio Company	Type	Fair Value at March 31, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)
MaxVision Holding, LLC.	Control	$675	$13	$26	$—	$—
E-Band Communications, Corp.	Non-Controlled Affiliate	1,094	6	1,076	—	—

Total		$1,769	$19	$1,102	$—	$—

At March 31, 2013, we did not hold any Control Investments. The Company’s investment in MaxVision Holding, L.L.C., a company that was a Control Investment as of March 31, 2012, was liquidated during the year ended December 31, 2012. On July 31, 2012, we received payment of $2.0 million for its total debt investments in Maxvision Holding, L.L.C. Approximately $8.7 million of realized losses and $10.5 million of net change in unrealized appreciation was recognized on this control debt and equity investment during the year ended December 31, 2012.

During the year ended December 31, 2012, Gelesis, Inc. and Optiscan BioMedical, Corp. became non-controlled affiliates because we own 5% or more but less than 25% of the voting securities of the company.

We have one additional non-controlled affiliate investment, E-band Communications, Corp, that has a fair value of zero at March 31, 2013, and no investment income, unrealized depreciation, realized depreciation or realized loss for the three-month period ended March 31, 2013.

Portfolio Grading

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of March 31, 2013 (unaudited) and December 31, 2012, respectively:

	March 31, 2013			December 31, 2012
(in thousands)	Number of Companies	Investments at Fair Value	Percentage of Total Portfolio	Number of Companies	Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	16	$154,766	17.6%	9	$134,166	16.2%
2	50	580,767	65.9%	52	542,885	65.6%
3	19	134,650	15.3%	16	127,560	15.4%
4	3	5,278	0.6%	5	22,929	2.8%
5	3	5,550	0.6%	1	—	—

		$881,011	100.0%		$827,540	100.0%

As of March 31, 2013, our investments had a weighted average investment grading of 2.03 as compared to 2.06 at December 31, 2012. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria and their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve.

At March 31, 2013, we had two loans on non-accrual, one with a fair value of approximately $5.6 million and the other with no fair market value compared to one loan on non-accrual at December 31, 2012 with no fair market value.

Results of Operations

Comparison of the three-month period ended March 31, 2013 and 2012

Investment Income

Total investment income for the three-month period ended March 31, 2013 was approximately $31.0 million compared to $22.4 million in the first quarter of 2012.

Interest income for the three-month periods ended March 31, 2013 and 2012, totaled approximately $29.0 million compared to $20.3 million, respectively. The increase in interest income is attributable to an increase of loan interest income of approximately $7.0 million, back-end interest income of approximately $846,000, PIK interest income of approximately $481,000 and default interest income of approximately $461,000 for the three-month period ended March 31, 2013. The increase in interest income is attributable to growth in the overall loan portfolio.

Income from commitment, facility and loan related fees for the three-month periods ended March 31, 2013 and 2012, totaled approximately $2.0 million compared to $2.1 million, respectively. The decrease in fee income is attributable to fewer accelerations of fee income in the three-month period ended March 31, 2013.

The following table shows the PIK-related activity for the three-months ended March 31, 2013 and 2012, at cost (unaudited):

	Three months ended March 31, 2013
(in thousands)	2013	2012
Beginning PIK loan balance	$3,309	$2,041
PIK interest capitalized during the period	697	280
Payments received from PIK loans	(142)	—

Ending PIK loan balance	$3,864	$2,321

The increase in payments received from PIK loans and PIK interest capitalized during the three-months ended March 31, 2013 is due to the addition of seven PIK loans and the payoff of one PIK loan during the period ended March 31, 2013.

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. We had no income from advisory services in the three-month periods ended March 31, 2013 and 2012, respectively.

Operating Expenses

Operating expenses, which are comprised of interest and fees on borrowings, general and administrative and employee compensation, totaled approximately $15.9 million and $11.0 million during the three month periods ended March 31, 2013 and 2012, respectively.

Interest and fees on borrowings totaled approximately $8.7 million and $5.0 million during the three month periods ended March 31, 2013 and 2012, respectively. The increase is primarily attributed to interest and fee expenses of $3.2 million related to the 2019 Notes issued in April 2012 and September 2012 and $1.3 million related to the Asset-Backed Notes issued in December 2012. These expenses were partially offset by a decrease in interest and fees of approximately $710,000 associated with our SBA debentures due to the pay down in August 2012 of $12.0 million priced at 6.43%, including annual fees, and $12.75 million priced at 6.38%, including annual fees. Additional borrowings in November 2012 of SBA debentures priced on March 27, 2013 at 3.16%, including annual fees.

We had a weighted average cost of debt comprised of interest and fees of approximately 5.9% at March 31, 2013, as compared to 6.8% during March 31, 2012. The decrease was primarily driven by the Asset-Backed Notes issued in December 2012, which account for approximately 20.8% of our outstanding debt and accrue interest at 3.32%. As of March 31, 2013 the weighted average debt outstanding was approximately $593.9 million.

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, workout and various other expenses. Expenses increased to $2.2 million from $1.8 million for the three month periods ended March 31, 2013 and 2012, respectively. These increases were primarily due to increases of approximately $127,000, $112,000 and $67,000 related to office, transportation and outside consulting services as a result of increased headcount partially offset by a decrease of approximately $70,000 for accounting expenses in the three-month period ended March 31, 2013.

Employee compensation and benefits totaled approximately $3.8 million and $3.4 million during the three-month periods ended March 31, 2013 and 2012, respectively. The increase was primarily attributable to additional headcount to 61 employees at March 31, 2013 from 52 employees at March 31, 2012. Stock-based compensation totaled approximately $1.2 million and $826,000 during the three-month periods ended March 31, 2013 and 2012, respectively. These increases were due primarily to the expense on restricted stock grants of approximately 606,001 shares issued in the first quarter of 2013. See “Financial Condition, Liquidity, and Capital Resources” for disclosure of additional expenses.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the three-month period ended March 31, 2013 totaled approximately $15.0 million as compared to $11.4 million in the three-month period ended March 31, 2012. The changes are made up of the items described above under “Investment Income” and “Operating Expenses”.

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the three-month periods ended March 31, 2013 and 2012 is as follows:

	March 31,
(in thousands)	2013	2012
Realized gains	$3,613	$3,690
Realized losses	(1,622)	(813)

Net realized gains (losses)	$1,991	$2,877

During the three-month period ended March 31, 2013, we recognized net realized gains of approximately $2.0 million on the portfolio. During the three-month period ended March 31, 2013, we recorded gross realized gains of approximately $3.6 million from the sale of investments in three portfolio companies. These gains were partially offset by the liquidation of our investments in five portfolio companies of approximately $1.6 million in gross realized losses.

During the three-month period ended March 31, 2012, we recognized net realized gains of approximately $2.9 million on the portfolio. We recorded approximately $2.2 million and $1.3 million of realized gains from the sale of equity in BARRX Medical, Inc. and Aegerion Pharmaceuticals, Inc., respectively. These gains were partially offset by realized losses of approximately $459,000 from the sale of our common stock in two public portfolio companies and due to the liquidation of our warrants in one private portfolio company that had a cost basis of approximately $355,000.

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. The following table itemizes the change in net unrealized appreciation/depreciation of investments for the three-month periods ended March 31, 2013 and 2012:

	March 31,
(in thousands)	2013	2012
Gross unrealized appreciation on portfolio investments	$13,224	$19,330
Gross unrealized depreciation on portfolio investments	(14,059)	(12,502)
Reversal of prior period net unrealized appreciation upon a realization event	(2,461)	(4,508)
Reversal of prior period net unrealized depreciation upon a realization event	1,613	429
Citigroup Warrant Participation	181	104

Net unrealized appreciation (depreciation) on portfolio investments	$(1,502)	$2,853

During the three-months ended March 31, 2013, we recorded approximately $1.5 million of net unrealized depreciation from our debt, equity and warrant investments. Approximately $1.9 million is attributed to net unrealized appreciation on equity, of which approximately $93,000 is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $268,000 is due to the reversal of prior period net unrealized depreciation upon being realized as a loss. Approximately $3.8 million is attributed to net unrealized appreciation on our warrant investments, of which approximately $1.9 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $1.3 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss. We recorded approximately $7.2 million of net unrealized depreciation on our debt investments.

During the three-month period ended March 31, 2013, net unrealized investment appreciation recognized by us was increased by approximately $181,000 as a result of current quarter depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement.

During the three-month period ended March 31, 2012, we recorded approximately $1.5 million of net unrealized depreciation on our debt investments and approximately $2.7 million and $1.5 million of net unrealized appreciation on our equity and warrant investments, respectively.

The following table itemizes the change in net unrealized appreciation/(depreciation) in the investment portfolio by category for the three-month periods ended March 31, 2013 and 2012.

	Three Months Ended March 31, 2013
(unaudited, in millions)	Loans	Equity	Warrants	Total
Collateral based impairments	$(5.7)	$—	$—	$(5.7)

Reversals due to Loan Payoffs & Warrant/Equity sales	—	0.2	(1.0)	(0.8)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	0.1	0.2	0.3
Level 3 Assets	(1.5)	1.6	4.4	4.5

Total Fair Value Market/Yield Adjustments	(1.5)	1.7	4.6	4.8

Total Unrealized Appreciation/(Depreciation)	$(7.2)	$1.9	$3.6	$(1.7)

	Three Months Ended March 31, 2012
(unaudited, in millions)	Loans	Equity	Warrants	Total
Reversals of Prior Period Collateral based impairments	$1.3	$—	$—	$1.3

Reversals due to Loan Payoffs & Warrant/Equity sales	—	(2.9)	(1.2)	(4.1)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(0.3)	1.1	0.8
Level 3 Assets	(2.8)	5.9	1.6	4.7

Total Fair Value Market/Yield Adjustments	(2.8)	5.6	2.7	5.5

Total Unrealized Appreciation/(Depreciation)	$(1.5)	$2.7	$1.5	$2.7

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We intend to distribute approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013.

Net Increase in Net Assets Resulting from Operations and Change in Net Assets per Share

For the three-month periods ended March 31, 2013 and 2012, the net increase in net assets resulting from operations totaled approximately $16.7 million and $17.1 million, respectively. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share was $0.30 and $0.36 for the three-month periods ended March 31, 2013 and 2012, respectively.

Comparison of periods ended December 31, 2012 and 2011

Investment Income

Interest income totaled approximately $87.6 million and $70.3 million for 2012 and 2011, respectively. Income from commitment, facility and loan related fees totaled approximately $9.9 million 2012, compared with $9.5 million for 2011. The increase in interest income was directly related to an increase in the average investment portfolio outstanding in 2012 than in 2011.

In 2012 and 2011, interest income included approximately $8.4 million and $7.4 million of income from exit fees, respectively. The year over year increase is attributed to an increase in early payoffs for the year ended December 31, 2012 and an increase in the average investment portfolio outstanding in 2012 than in 2011.

At December 31, 2012 and 2011, we had approximately $11.4 million and $10.3 million of deferred income related to commitment, facility and loan related fees, respectively. The increase in deferred income was attributed to increased investment originations in 2012.

The following table shows the PIK-related activity for the years ended December 31, 2012 and 2011, at cost:

	Years ended December 31,
(in thousands)	2012	2011
Beginning PIK loan balance	$2,041	$3,955
PIK interest capitalized during the period	1,400	2,093
Payments received from PIK loans	(132)	(3,567)
PIK converted to other securities	—	(440)

Ending PIK loan balance	$3,309	$2,041

The decrease in payments received from PIK loans and PIK interest capitalized during the year ended December 31, 2012 is due to approximately $1.4 million, $1.0 million, $493,000, $302,000, and $268,000 of PIK collected in conjunction with the sale of our investment in Infologix, Inc. and the early payoffs of IPA Holdings, LLC., Unify Corporation, HighJump Acquisition, LLC., and Velocity Technology Solutions, Inc., respectively, in the year ended December 31, 2011. The decrease in PIK converted to other securities during the year December 31, 2012 is due to approximately $440,000 related to the conversion of MaxVision Holding, LLC. debt to equity during the year ended December 31, 2011.

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. We had no income from advisory services during the year ended December 31, 2012.

Operating Expenses

Operating expenses, which are comprised of interest and fees on borrowings, general and administrative and employee compensation, totaled approximately $49.4 million and $40.3 million during the periods ended December 31, 2012 and 2011, respectively.

Interest and fees on borrowings totaled approximately $23.8 million and $15.9 million during the periods ended December 31, 2012 and 2011, respectively. This $7.9 million year over year increase is largely attributed to $1.6 million of incremental interest and fee expense due to the Convertible Senior Notes issued on April 15, 2011 and $5.6 million related to the 2019 Notes. Additionally, we incurred approximately $577,000 of non cash interest expense during the period ended December 31, 2012 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. We had a weighted average cost of debt comprised of interest and fees of approximately 6.58% at December 31, 2012, as compared to 6.23% as of December 31, 2011.

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, workout and various other expenses. Expenses increased to $8.1 million from $8.0 million for the periods ended December 31, 2012 and 2011, respectively.

Employee compensation and benefits totaled approximately $13.3 million during both the periods ended December 31, 2012 and 2011. Stock-based compensation totaled approximately $4.2 million and $3.1 million during the periods ended December 31, 2012 and 2011, respectively. This increase was due primarily to the expense on restricted stock grants of approximately 672,000 shares issued in the first quarter of 2012.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2012 totaled $48.1 million as compared with a net investment income before income tax expense in 2011 of approximately $39.6 million. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2012 and 2011 is as follows:

	December 31,
(in thousands)	2012	2011
Realized gains	$17,481	$11,092
Realized losses	(14,313)	(8,351)

Net realized gains (losses)	$3,168	$2,741

During the year ended December 31, 2012, we recognized gross realized gains of approximately $17.5 million and gross realized losses of approximately $14.3 million, respectively, on the portfolio. During the year ended December 31, 2012, we recorded realized gains of approximately $5.1 million, $3.1 million, $2.6 million, $2.4 million and $2.4 million from the sale of our investments in NEXX Systems, BARRX Medical, Inc., DeCode Genetics, Aegerion Pharmaceuticals, and Annie’s, respectively. These gains were partially offset by the liquidation of our investments in MaxVision Holding, L.L.C, Razorgator Interactive Group, Zeta Interactive Corporation and Magi.com (pka Hi5 Networks, Inc.), of approximately $8.7 million, $2.2 million, $672,000 and $463,000, respectively.

During the year ended December 31, 2011 we recognized total gross realized gains of approximately $11.1 million primarily due to the sale of warrants and equity investments in three portfolio companies. We recognized gross realized losses in 2011 of approximately $8.4 million on the disposition of investments in 13 portfolio companies.

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. The following table itemizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2012 and 2011:

	December 31,
(in thousands)	2012	2011
Gross unrealized appreciation on portfolio investments	$65,871	$58,980
Gross unrealized depreciation on portfolio investments	(73,158)	(49,327)
Reversal of prior period net unrealized appreciation upon a realization event	(12,575)	(13,224)
Reversal of prior period net unrealized depreciation upon a realization event	14,944	8,395
Citigroup Warrant Participation	402	(217)

Net unrealized appreciation (depreciation) on portfolio investments	$(4,516)	$4,607

During the year ended December 31, 2012, we recorded approximately $4.5 million of net unrealized depreciation from our debt, equity and warrant investments. Approximately $1.3 million is attributed to net unrealized appreciation on equity, of which approximately $6.0 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $5.7 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

We recorded approximately $3.4 million and $2.3 million of net unrealized depreciation on our warrant and debt investments, respectively, of which approximately $6.6 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $9.2 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

During the year ended December 31, 2012, net unrealized investment appreciation recognized by the Company was reduced by approximately $402,000 due to the warrant participation agreement with Citigroup.

During the year ended December 31, 2011 net change in unrealized appreciation totaled approximately $4.6 million from debt, warrant and equity investments. Approximately $9.0 million was due to net unrealized appreciation on debt investments attributable to reversal of unrealized depreciation to realized loss of approximately $5.0 million on one technology debt investment and due to the reversal of unrealized depreciation of approximately $3.1 million on one life science debt investment as a result of improvements at the portfolio company. Approximately $5.8 million of net unrealized depreciation on equity investments during the year ended December 31, 2011, was primarily attributable to the sale of InfoLogix, Inc. resulting in the reversal of $7.7 million of unrealized appreciation on equity investments to realized gains offset by approximately $1.9 million of net appreciation due to net increases in private and public portfolio company valuations.

The following table itemizes the change in net unrealized appreciation/(depreciation) in the investment portfolio by category for the year ended December 31, 2012.

	Year Ended December 31, 2012
(in millions)	Loans	Equity	Warrants	Other Assets	Total
Collateral based impairments	$(11.4)	$(2.1)	$(1.2)	$—	$(14.7)
Reversals of Prior Period Collateral based impairments	10.0	0.5	0.7	—	11.2
Reversals due to Loan Payoffs & Warrant/Equity sales	7.0	(0.3)	(5.0)	(0.5)	1.6
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(6.5)	1.9	—	(4.6)
Level 3 Assets	(7.9)	9.7	0.2	—	1.6

Total Fair Value Market/Yield Adjustments	(7.9)	3.2	2.1	—	(3.0)

Net Unrealized Appreciation/(Depreciation)	$(2.3)	$1.3	$(3.4)	$(0.5)	$(4.9)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

During the year ended December 31, 2012, we recorded approximately $7.9 million net unrealized depreciation on our debt investments related to fluctuations in current market interest rates.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We intend to distribute approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2012 net increase in net assets resulting from operations totaled approximately $46.8 million compared to net income of approximately $46.9 million for the period ended December 31, 2011. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $0.93 and $0.93, respectively, for the year ended December 31, 2012, compared to a basic and fully diluted net income per share of $1.08 and $1.07, respectively, for the year ended December 31, 2011.

Comparison of periods ended December 31, 2011 and 2010

Investment Income

Interest income totaled approximately $70.3 million and $54.7 million for 2011 and 2010, respectively. Income from commitment, facility and loan related fees such as amendment fees and pre-payment penalties totaled approximately $9.5 million and $4.8 million for 2011 and 2010, respectively. The increase in interest income was directly related to an increase in the average investment portfolio outstanding in 2011 than in 2010.

In 2011 and 2010, interest income included approximately $7.4 million and $6.2 million of income from accrued exit gees, respectively. The year over year increase was attributed to an increase in the average investment portfolio outstanding in 2011 than in 2010.

At December 31, 2011 and 2010, we had approximately $10.3 million and $6.6 million of deferred income related to commitment, facility and loan related fees, respectively. The increase in deferred income was attributed to increased investment originations in 2011.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $40.3 million and $30.1 million during the periods ended December 31, 2011 and 2010, respectively.

Interest and fees totaled approximately $15.9 million and $9.8 million during the periods ended December 31, 2011 and 2010, respectively. This $6.1 million year over year increase is largely attributed to $1.4 million of incremental interest and fee expense due to the increase in SBA debentures from $170.0 million as of December 31, 2010 to $225.0 million as of December 31, 2011 and $4.5 million of interest and fee expenses during the period ended December 31, 2011 related to the $75.0 million of Convertible Senior Notes issued on April 15, 2011. Additionally, we incurred approximately $767,000 of non cash interest expense during the period ended December 31, 2011 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. We had a weighted average cost of debt comprised of interest and fees of approximately 6.23% at December 31, 2011, as compared to 6.27% as of December 31, 2010. The increase was primarily attributed to the weighted average cost of debt on the senior convertible notes of 8.1% offset by a lower weighted average cost of debt on outstanding SBA debentures at 5.0% in 2011 as compared to 6.1% in 2010.

General and administrative expenses include legal, consulting, accounting fees, printer fees, insurance premiums, rent, workout and various other expenses. Expenses increased to approximately $8.0 million from $7.1 million for the periods ended December 31, 2011 and 2010, respectively, largely due to an increase in accounting and printer fees from approximately $1.0 million to $1.6 million during the same periods, respectively.

Employee compensation and benefits totaled approximately $13.3 million and $10.5 million during the periods ended December 31, 2011 and 2010, respectively. The $2.8 million increase is due to $1.6 million of increases in compensation expense attributable to increases in headcount, executive severance payments and payroll taxes associated with restricted stock vesting and $1.2 million in increases in variable compensation expense. Stock-based compensation totaled approximately $3.1 million and $2.7 million during the periods ended December 31, 2011 and 2010, respectively. This increase is due to the incremental expense attributed to restricted stock grants issued in the first quarter of 2011.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2011 totaled $39.6 million as compared with a net investment income before income tax expense in 2010 of approximately $29.4 million. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

In 2011, we generated realized gains totaling approximately $11.1 million primarily due to the sale of warrants and equity investments in 3 portfolio companies. We recognized realized losses in 2011 of approximately $8.4 million on the disposition of investments in 13 portfolio companies. We recognized realized gains of approximately $4.7 million during the year ended December 31, 2010 primarily due to the sale of warrants and common stock of twelve portfolio companies. We recognized realized losses in 2010 of approximately $31.1 million on the disposition of investments in ten portfolio companies. A summary of realized gains and losses for the years end December 31, 2011 and 2010 is as follows:

	December 31,
(in thousands)	2011	2010
Realized gains	$11,092	$4,677
Realized losses	(8,351)	(31,059)

Net realized gains (losses)	$2,741	$(26,382)

During the year ended December 31, 2011 net change in unrealized appreciation totaled approximately $4.6 million from loan, warrant and equity investments. Approximately $9.0 million was due to net unrealized appreciation on debt investments attributable to reversal of unrealized depreciation to realized loss of approximately $5.0 million on one technology debt investment and due to the reversal of unrealized depreciation of approximately $3.1 million on one life science debt investment as a result of improvements at the portfolio company. Approximately $5.8 million of net unrealized depreciation on equity investments during the year ended December 31, 2011, was primarily attributable to the sale of InfoLogix, Inc. resulting in the reversal of $7.7 million of unrealized appreciation on equity investments to realized gains offset by approximately $1.9 million of net appreciation due to net increases in private and public portfolio company valuations. For the year ended December 31, 2010 approximately $ 3.6 million and approximately $500,000 of the net unrealized depreciation was attributable to debt and warrant investments, respectively, and approximately $5.2 million of appreciation that was attributable to equity investments. During the year ended December 31, 2011, net unrealized investment appreciation recognized by the Company was reduced by approximately $217,000 due to the warrant participation agreement with Citigroup. For a more detailed discussion of the warrant participation agreement, see the discussion set forth under “—Borrowings.”

The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2011 and 2010:

	December 31,
(in thousands)	2011	2010
Gross unrealized appreciation on portfolio investments	$58,980	$40,696
Gross unrealized depreciation on portfolio investments	(49,327)	(64,465)
Reversal of prior period net unrealized appreciation upon a realization event	(13,224)	(3,902)
Reversal of prior period net unrealized depreciation upon a realization event	8,395	29,674
Citigroup Warrant Participation	(217)	(13)

Net unrealized appreciation/(depreciation) on portfolio investments	$4,607	$1,990

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2011 net increase in net assets resulting from operations totaled approximately $46.9 million compared to net income of approximately $5.0 million for the period ended December 31, 2010. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $1.08 and $1.07, respectively, for the year ended December 31, 2011, compared to a basic and fully diluted net income per share of $0.12 and $0.12, respectively, for the year ended December 31, 2010.

Financial Condition, Liquidity, and Capital Resources

Our liquidity and capital resources are derived from our Wells Facility, Union Bank Facility (together the “Credit Facilities”), SBA debentures, Convertible Senior Notes, 2019 Notes, Asset Backed Notes and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the rotation of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration and private offerings of securities, by securitizing a portion of our investments or borrowing, including from the SBA through our SBIC subsidiaries.

At March 31, 2013, we had $75.0 million of Convertible Senior Notes payable, $170.4 million of 2019 Notes, $120.1 million of Asset-Backed Notes and $225.0 million of SBA debentures payable. At December 31, 2012, we had $75.0 million of Convertible Senior Notes payable, $170.4 million of 2019 Notes, $129.3 million of Asset-Backed Notes and $225.0 million of SBA debentures payable. We had no borrowings outstanding under either the Wells Facility or the Union Bank Facility at December 31, 2012 or March 31, 2013.

At March 31, 2013 we had $311.9 million in available liquidity, including $206.9 million in cash and cash equivalents. At December 31, 2012, we had $288.0 million in available liquidity, including $183.0 million in cash and cash equivalents. At March 31, 2013 and December 31, 2012, we had available borrowing capacity of approximately $75.0 million under the Wells Facility and $30.0 million under the Union Bank Facility, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

At March 31, 2013, we had approximately $810,000 of restricted cash. Our restricted cash consists of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized Asset-Backed Notes, based on current characteristics of the securitized loan portfolios, the restricted funds may be used to pay monthly interest and principal on the securitized debt and are not distributed to us or available for our general operations. During the three months ended March 31, 2013, we principally funded our operations from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) cash proceeds from the realization of portfolio investments through the repayments of loan investments and the sale of loan and equity investments. There was no cash segregated at December 31, 2012 due to immaterial monthly interest collections for the period ended December 31, 2012.

During the three-months ended March 31, 2013, our operating activities used $47.7 million of cash and cash equivalents, compared to $17.7 million used during the three-months ended March 31, 2012. The $30.0 million increase in cash used in operating activities resulted primarily from additional purchases of investments of approximately $74.1 million partially offset by an increase in principal payments received on investments of approximately $40.0 million. During the three months ended March 31, 2013, our investing activities used $864,000 of cash, compared to $12,000 during three months ended March 31, 2012. This $852,000 increase in cash used by investing activities was primarily due to an increase in cash collections of interest and principal payments, classified as restricted cash, on assets that are securitized. During the three-months ended March 31, 2013, our financing activities provided $72.5 million of cash, compared to $1.7 million during the three-monthsended March 31, 2012. This $70.9 million increase in cash provided by financing activities was primarily due to an increase in proceeds from issuance of common stock of $47.4 million and a decrease in repayments of credit facilities of $25.6 million.

During the year ended December 31, 2012, our operating activities used $193.9 million of cash and cash equivalents, compared to $139.5 million used during the year ended December 31, 2011. The $54.4 million increase in cash used in operating activities resulted primarily from additional purchases of investments of approximately $62.0 million partially offset by a decrease in proceeds from sale of investments of approximately $8.2 million. During the year ended December 31, 2012, our financing activities provided $312.5 million of cash, compared to $97.2 million during the year ended December 31, 2011. This $215.3 million increase in cash provided by financing activities was due primarily due to the issuance of $170.4 million of 2019 Notes Payable and $129.3 million of Asset-Backed Notes, partially offset by a decrease in borrowings of from our Credit Facilities and increase in repayments of to our Credit Facilities of approximately $28.5 million and $46.9 million, respectively, as well as an increase in dividends paid of approximately $8.8 million due to the public offerings of 8.1 million shares of common stock.

As of March 31, 2013, net assets totaled $615.6 million, with a net asset value per share of $10.00. As of December 31, 2012, net assets totaled $516.0 million, with a net asset value per share of $9.75. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

Additionally, we expect to raise additional capital to support our future growth through future equity and debt offerings, and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2013 Annual Shareholder Meeting held on May 29, 2013, our stockholders authorized us to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share, if so authorized by our stockholders. There can be no assurance that these capital resources will be available.

On July 25, 2012, our Board of Directors approved an extension of the stock repurchase plan under the same terms and conditions that allowed us to repurchase up to $35.0 million of our common stock. The stock repurchase plan expired on February 26, 2013 and no shares were repurchased in 2013.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As of March 31, 2013 our asset coverage ratio under our regulatory requirements as a business development company was 329.1%, excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when including our SBA debentures was 203.7% at March 31, 2013. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage.

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of March 31, 2013, we had unfunded commitments of approximately $137.1 million. Approximately $83.6 million of these unfunded debt commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, we had approximately $93.0 million of non-binding term sheets outstanding to seven new and existing companies, which generally convert to contractual commitments within approximately 45 to 60 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of March 31, 2013 (unaudited):

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$587,123	$—	$120,051	$71,707	$395,365
Operating Lease Obligations(5)	8,555	1,334	2,901	3,063	1,257

Total	$595,678	$1,334	$122,952	$74,770	$396,622

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have a warrant participation agreement with Citigroup. See Note 4 to our consolidated financial statements.
(3)

Includes $225.0 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $120.1 million in aggregate principal amount of the Asset-Backed Notes and $71.7 million of the Convertible Senior Notes.

(4)

Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $3.3 million at March 31, 2013.

(5)	Long-term facility leases.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $329,000 and $285,000 during the three-month periods ended March 31, 2013 and 2012, respectively.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Outstanding Borrowings

At March 31, 2013 (unaudited) and December 31, 2012, we had the following borrowing capacity and outstanding amounts:

	March 31, 2013		December 31, 2012
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$30,000	$—	$30,000	$—
Wells Facility	75,000	—	75,000	—
Convertible Senior Notes(2)	75,000	71,707	75,000	71,436
2019 Notes	170,364	170,364	170,364	170,364
Asset-Backed Notes	120,051	120,051	129,300	129,300
SBA Debentures(3)	225,000	225,000	225,000	225,000

Total	$695,415	$587,122	$704,664	$596,100

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.

(2)

Represents the aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $3.3 million at March 31, 2013 and $3.6 million at December 31, 2012.

(3)	At March 31, 2013 and at December 31, 2012, the total available borrowings under the SBA was $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.

Our net asset value may decline as a result of economic conditions in the United States. Our continued compliance with the covenants under our Credit Facilities, Convertible Senior Notes, 2019 Notes Payable, Asset-Backed Notes and SBA debentures depend on many factors, some of which are beyond our control. Material net asset devaluation could have a material adverse effect on our operations and could require us to reduce our borrowings in order to comply with certain covenants, including the ratio of total assets to total indebtedness. We believe that our current cash and cash equivalents, cash generated from operations, and funds available from our Credit Facilities will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Debt financing costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, as of March 31, 2013 (unaudited) and December 31, 2012 were as follows:

(in thousands)	March 31, 2013	December 31, 2012
Wells Facility	$789	$867
SBA Debenture	5,668	5,877
Convertible Senior Notes	1,756	1,900
Asset-Backed Notes	3,809	4,074
2019 Notes	6,046	6,287

	$18,068	$19,005

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. HT II has a total of $76.0 million of SBA guaranteed debentures outstanding as of March 31, 2013 and has paid the SBA commitment fees of approximately $1.5 million. As of March 31, 2013, we held investments in HT II in 49 companies with a fair value of approximately $128.3 million, accounting for approximately 13.3% of our total portfolio at March 31, 2013.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With our net investment of $74.5 million in HT III as of March 31, 2013, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of March 31, 2013. As of March 31, 2013, HT III has paid commitment fees of approximately $1.5 million. As of March 31, 2013, we held investments in HT III in 37 companies with a fair value of approximately $222.9 million accounting for approximately 23.0% of our total portfolio at March 31, 2013.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2013 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the three-months ended March 31, 2013 for HT II was approximately $76.0 million with an average interest rate of approximately 5.30%. The average amount of debentures outstanding for the three-months ended March 31, 2013 for HT III was approximately $149.0 million with an average interest rate of approximately 3.26%.

In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2011, the SBA approved a $25.0 million commitment for HT III. In February 2012, we repaid $24.25 million of SBA debentures under HT II, priced at 6.63%, including annual fees. In June 2012, the SBA approved a $24.25 million commitment for HT III. In August 2012, we repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees and $12.75 million priced at 6.38%, including annual fees.

As of March 31, 2013, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA, and a maximum amount of $225.0 million for funds under common control, subject to periodic adjustments by the SBA. In the aggregate, at March 31, 2013 there was $225.0 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries, bringing us to the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

We reported the following SBA debentures outstanding as of March 31, 2013 (unaudited) and December 31, 2012:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	March 31, 2013	December 31, 2012
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$34,800	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$225,000	$225,000

(1)	Interest rate includes annual charge

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, we entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015. Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the three-month period ended March 31, 2013, this non-use fee was approximately $94,000. For the three-month period ended December 31, 2012, this non-use fee was approximately $96,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term. At December 31, 2012 and March 31, 2013, there were no borrowings outstanding on this facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that we subsequently raise. As of March 31, 2013, the minimum tangible net worth covenant has increased to

$478.5 million as a result of the October 2012 follow-on public offering of 3.1 million shares of common stock for proceeds of approximately $33.6 million and the March 2013 follow-on public offering of 8.1 million shares of common stock for proceeds of approximately $95.8 million. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2012 and March 31, 2013.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets (“RBC”) have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012 we entered into an amendment to the Union Bank Facility which permitted us to issue additional senior notes relating to the offer and sale of our 2019 Notes. On September 17, 2012, we entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, we are permitted to increase our unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

On December 17, 2012, we further amended the Union Bank Facility to remove RBC from the Union Bank Facility. Following the removal of RBC, the Union Bank Facility consists solely of Union Bank’s commitment of $30.0 million. In connection with the amendment, the maximum availability under the Union Bank Facility, subject to a borrowing base, was reduced from $55.0 million to $30.0 million. The Union Bank Facility contains an accordion feature, in which we could increase the credit line by up to $95.0 million in the aggregate, funded by commitments from additional lenders and with the agreement of Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended March 31, 2013, this nonuse fee was approximately $37,500. For the three-month period ended December 31, 2012, this non-use fee was approximately $65,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. At December 31, 2012 and March 31, 2013 there were no borrowings outstanding on this facility.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of March 31, 2013, the minimum tangible net worth covenant has increased to $472.8 million as a result of the January and October 2012 follow-on public offerings of 5.0 and 3.1 million shares of common stock, respectively, for total net proceeds of approximately $80.9 million and the March 2013 follow-on public offering of 8.1 million shares of common stock for total net proceeds of approximately $95.6 million. The Union Bank Facility will mature on November 1, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2012 and March 31, 2013.

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, we paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the three-months ended March 31, 2013, we reduced our realized gain by approximately $207,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising a portfolio company warrant which was included in the collateral pool. We recorded a decrease on participation liability and an increase on unrealized appreciation by a net amount of approximately $181,000 as a result of current quarter depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $132,000 as of March 31, 2013 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $1.6 million under the warrant participation agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between April 2013 and January 2017.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016. As of March 31, 2013 and December 31, 2012, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, was approximately $71.7 million and $71.4 million, respectively.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

In accounting for the Convertible Senior Notes, we estimated that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes has initially been recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 7.9%

The components of the carrying value of the Convertible Senior Notes were as follows as of March 31, 2013 (unaudited) and December 31, 2012:

(unaudited, in thousands)	As of March 31, 2013	As of December 31, 2012
Principal amount of debt	$75,000	$75,000
Original issue discount, net of accretion	(3,294)	(3,564)

Carrying value of debt	$71,706	$71,436

For the three-months ended March 31, 2013 and 2012 and the year ended December 31, 2012, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Three Months Ended March 31,		December 31,
(unaudited, in thousands)	2013	2012	2012
Stated interest expense	$1,125	$1,125	$4,500
Accretion of original issue discount	271	271	1,083
Amortization of debt issuance cost	144	144	577

Total interest expense	$1,540	$1,540	$6,160

Cash paid for interest expense	$—	$—	$4,500

As of March 31, 2013, we are in compliance with the terms of the indentures governing the Convertible Senior Notes. See Note to our consolidated financial statements for more detail on the Convertible Senior Notes.

2019 Notes

On March 6, 2012, we and U.S. Bank National Association (the “Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, we and the Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to our issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, we and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to our issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes” and, together with the April 2019 Notes, the “2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The April 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75.0 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our Credit Facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance, LLC.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring our compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

In July 2012, we reopened our April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the three months ended March 31, 2013 and 2012 and the year ended December 31, 2012, the components of interest expense and cash paid for interest expense for the April 2019 Notes and September 2019 Notes are as follows:

	Three Months Ended March 31,		December 31,
(unaudited, in thousands)	2013	2012	2012
Stated interest expense	$2,981	$—	$5,139
Amortization of debt issuance cost	240	—	423

Total interest expense and fees	$3,222	$—	$5,562

Cash paid for interest expense and fees	$2,998	$—	$4,790

As of March 31, 2013 and December 31, 2012, we are in compliance with the terms of the indenture governing the 2019 Notes. See Note 4 to our consolidated financial statements for more detail on the 2019 Notes.

Asset-Backed Notes

On December 19, 2012, we completed a $230.7 million term debt securitization in connection with which an affiliate of ours made an offering of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “Asset-Backed Notes”), which Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The Asset-Backed Notes were issued by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among us, Hercules Capital Funding 2012-1 LLC, as Trust Depositor (the “Trust Depositor”), Hercules Capital Funding Trust 2012-1, as Issuer (the “Issuer”), and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by us. Interest on the Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The Asset-Backed Notes have a stated maturity of December 16, 2017.

As part of this transaction, we entered into a sale and contribution agreement with the Trust Depositor under which we have agreed to sell or have contributed to the Trust Depositor certain senior loans made to certain of our portfolio companies (the “Loans”). We have made customary representations, warranties and covenants in the sale and contribution agreement with respect to the Loans as of the date of their transfer to the Trust Depositor.

In connection with the issuance and sale of the Asset-Backed Notes, we have made customary representations, warranties and covenants in the note purchase agreement. The Asset-Backed Notes are secured obligations of the Issuer and are non-recourse to us. The Issuer also entered into an indenture governing the Asset-Backed Notes, which indenture includes customary representations, warranties and covenants. The Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act. In addition, the Trust Depositor entered into an amended and restated trust agreement, which includes customary representation, warranties and covenants.

The Loans are serviced by us pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. We perform certain servicing and administrative functions with respect to the Loans. We are entitled to receive a monthly fee from the Issuer for servicing the Loans. This servicing fee equals the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

We also serve as administrator to the Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At March 31, 2013 and December 31, 2012, the Asset-Backed Notes had an outstanding balance of $120.1 million and $129.3 million, respectively.

Under the terms of the Asset Backed Notes, we are required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the Asset-Backed Notes. We have segregated these funds and classified them as Restricted Cash. There was approximately $810,000 of Restricted Cash as of March 31, 2013 funded through interest collections. There was no cash segregated at December 31, 2012 due to immaterial monthly interest collections for the period ended December 31, 2012.

Dividends

The following table summarizes our dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27

			$8.16

*	Dividend paid in cash and stock.

On April 29, 2013 the Board of Directors increased the quarterly dividend $0.02, or approximately 8.0%, and declared a cash dividend of $0.27 per share that is to be paid on May 21, 2013 to shareholders of record as of May 14, 2013. This dividend is our thirty-first consecutive quarterly dividend declaration since our initial public offering, and will bring the total cumulative dividend declared to date to $8.16 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the year ended December 31, 2012 and 2011, 100% were distributions of ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2013 distributions to stockholders will actually be.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures (formerly known as SFAS No. 157, Fair Value Measurements). At March 31, 2013, approximately 79.9% of our total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean technology industries. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with our investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee which incorporates the results of the independent valuation firm as appropriate.

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2012. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at March 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(unaudited, in thousands)
Pharmaceuticals—Debt	$264,707	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	13.84% -19.29% (2.0%) - 1.0%
		Option Pricing Model(b)	Average Industry Volatility(c) Risk Free Interest Rate Estimated Time to Exit (in months)	57.97% 0.170% 12.17

Medical Devices—Debt	60,674	Market Comparable Companies	Hypothetical Market Yield Premium	16.77% 0.00% - 1.00%

Technology—Debt	164,844	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	12.36% - 19.30% (2.00%) - 2.00%
		Liquidation	Investment Collateral	$0.00 - $7.08 million

Clean Tech—Debt	105,436	Market Comparable Companies	Hypothetical Market Yield Premium	13.03% - 17.17% 0.00% - 1.00%

Lower Middle Market—Debt	285,350	Market Comparable Companies	Hypothetical Market Yield Premium	11.07% - 21.85% 0.00% - 1.00%
		Broker Quote(d)	Price Quotes	81.0% - 100% of par
			Market Comparable Index Yield Spreads	3.50% - 5.93%
			Par Value	$30.0 million

Total Level Three Debt Investments	$881,011

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Software, Electronics and Computer Hardware, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Clean Tech, above, aligns with the Clean Tech industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the fair value of the conversion feature of convertible notes.
(c)	Represents the range of industry volatility used by market participants when pricing the investment.
(d)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

Investment Type -	Fair Value at March 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(unaudited, in thousands)
Level Three Equity Investments	$40,106	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c)	4.30x - 24.55x 0.59x - 16.29x 10.4% - 25.20%

Level Three Warrant Investments	28,030	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c)	4.30x - 24.55x 0.59x - 16.29x 10.4% - 25.20%

Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility(d)	43.53% - 140.36%
			Risk-Free Interest Rate	0.15% - 0.64%
			Estimated Time to Exit (in months)	12 - 48

Total Level Three Warrant and Equity Investments	$68,136

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean-technology industries at all stages of development. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest which has been accrued to principal as earned. We then apply the valuation methods as set forth below.

We apply a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. We value our syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity related securities. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition.

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. At March 31, 2013, we had two loans on non-accrual, one with a fair value of approximately $5.6 million and the other with no fair market value compared to one loan at December 31, 2012 with no fair market value.

Paid-In-Kind and End of Term Income.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $779,000 and $298,000 in PIK income in the three-month periods ended March 31, 2013 and 2012, respectively.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are being amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

Stock-Based Compensation.

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period.

Federal Income Taxes.

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We are subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable income and 98.2% of our capital gain net income for each one year period ending on October 31. At December 31, 2012, 2011, 2010 and 2009, no excise tax was recorded. We intend to distribute approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Subsequent Events

Dividend Declaration

On April 29, 2013 the Board of Directors increased the quarterly dividend by $0.02, or approximately 8.0%, and declared a cash dividend of $0.27 per share to be paid on May 21, 2013 to shareholders of record as of May 14, 2013. This dividend would represent our thirty-first consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $8.16 per share.

Closed and Pending Commitments

As of April 29, 2013, we have:

a.	Closed commitments of approximately $20.0 million to new and existing portfolio companies, and funded approximately $28.0 million since the close of the first quarter of 2013.

b.	Pending commitments (signed non-binding term sheets) of approximately $179.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
Q1-13 Closed Commitments	$224.0
Q2-13 Closed Commitments (as of April 29, 2013)	$20.0
Total year-to-date 2013 Closed Commitments(a)	$244.0
Pending Commitments (as of April 29, 2013)(b)	$179.0
Total 2013	$423.0

Notes:

a.	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Company Developments

In April 2013, Kroll Bond Rating Agency (“KBRA”) assigned Hercules an investment grade corporate rating of BBB+. In addition, our two outstanding bond issuances of 7.00% Senior Notes due 2019, which trade on the NYSE under the symbols “HTGZ” and “HTGY,” were assigned a rating of BBB+.

Portfolio Company Developments

In April 2013, Japanese company Ajinomoto Co., Inc. (TYO: 2802) completed its acquisition of our portfolio company Althea Technologies.

In April 2013, Omthera Pharmaceuticals, Inc., (“OMTH”) completed its initial public offering of 8,000,000 shares of its common stock at $8.00 per share.

In April 2013, Portola Pharmaceuticals, Inc. filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission relating to a proposed initial public offering of its common stock. The number of shares to be offered and the price range for the offering have not yet been determined.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net investment income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

We are subject to financial market risks, including changes in interest rates. During the three month period ended March 31, 2013, approximately 98.8% of the loans in our portfolio had variable rates based on floating Prime or LIBOR, or variable rates with a floor. Assuming no changes to our balance sheet as of March 31, 2013, a hypothetical one percent increase in Prime or LIBOR on our floating rate assets would increase our net investment income by approximately $0.11 per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2013, a hypothetical one percent decrease in Prime or LIBOR on our floating rate assets would have no impact on our net investment income per average share over the next twelve months. This hypothetical result includes additional 1% interest on our idle cash funds as well as additional interest income on our investment portfolio. Our liabilities bear interest at fixed rates. We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. During the three-month period ended March 31, 2013, we did not engage in interest rate hedging activities.

Interest rates on our borrowings are based primarily on LIBOR. Borrowings under our SBA program are fixed at the ten year treasury rate every March and September for borrowings of the preceding nine-months. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in nine-month periods. The rates of borrowings under the various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 2.25% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the three-month period ended March 31, 2013 for HT II was approximately $76.0 million with an average interest rate of approximately 5.3%. The average amount of debentures outstanding for the three-month period ended March 31, 2013 for HT III was approximately $149.0 million with an average interest rate of approximately 3.26%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. For the three-month period ended March 31, 2013, this non-use fee was approximately $94,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. At March 31, 2013, there was no debt outstanding under the Wells Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility required the payment of an unused fee of 0.50% annually. For the three-month period ended March 31, 2013, this non-use fee was approximately $37,500. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no outstanding borrowings under this facility at March 31, 2013. On November 2, 2011, we renewed and amended the Union Bank Facility. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate. The Union Bank Facility will mature on November 1, 2014, revolving through the first 24 months with a term out provision for the remaining 12 months.

Borrowings under the Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to the our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012.

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012.

The April 2019 Notes and September 2019 Notes will be our direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance.

In connection with our $230.7 million Debt Securitization, the Securitization Issuer made an offering of $129.3 million in aggregate principal amount of the Asset-Backed Notes. Interest on the Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The Asset-Backed Notes have a stated maturity of December 16, 2017.

As of the closing date of the Debt Securitization, all of the floating rate Loans sold and/or contributed to the Securitization Issuer are subject to interest rate floors. As of the closing date of the Debt Securitization, all of the floating rate Loans are accruing interest at the applicable interest rate floors specified thereunder, which rate floors are in excess of the fixed rate of interest accruing on the Asset-Backed Notes, which naturally hedges the Securitization Issuer’s assets and liabilities. However, there is no requirement for any Loan to have an interest rate floor and there can be no assurance that any such interest rate floor will fully mitigate any decrease in “excess spread” (i.e. the difference between the interest collected on the Loans and the sum of the interest payable on the Asset-Backed Notes and certain transaction fees and expenses payable by the Issuer) that otherwise would be available to make payments on the Asset-Backed Notes, as credit support, or as otherwise provided in the priority of payments under the documents governing the Debt Securitization. In the unlikely event that a breach of the representations and warranties under the documents governing the Debt Securitization with respect to the Loans in the pool as of the closing date of the Debt Securitization were to occur, a substantial volume of substitutions of Loans in the pool could result. There can be no assurance that the applicable margins and any applicable interest rate floors on such substitute Loans would be in excess of the interest on the Asset-Backed Notes. As a result of such substitutions, and subject in the case of floating rate Loans to changes in the level of LIBOR or any other applicable floating rate index, a mismatch could therefore arise between the rates of interest accruing in connection with the Loans in the pool and the fixed rate of interest accruing on the Asset-Backed Notes. Consequently, amounts payable by the Securitization Issuer could exceed collections on the Loans in the pool, which could delay, reduce or eliminate the ability of the Securitization Issuer to make distributions in respect of the equity interest that we indirectly hold.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

Disclosure Controls and Procedures

Our chief executive and chief financial officers, under the supervision and with the participation of our management, conducted an evaluation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934. As of the end of the period covered by this quarterly report on Form 10-Q, our chief executive and chief financial officers have concluded that our disclosure controls and procedures were effective to ensure that information required to be disclosed by us in reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed by us in the reports that it files or submits under the Securities Exchange Act of 1934 is accumulated and communicated to our management, including its chief executive and chief financial officers, as appropriate to allow timely decisions regarding required disclosure.

Internal Control Over Financial Reporting

Management’s Annual Report on Internal Control Over Financial Reporting

The Company is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the SEC, internal control over financial reporting is a process designed under the supervision of the Company’s principal executive and principal financial and accounting officer, approved and monitored by the Company’s Board of Directors, and implemented by management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. generally accepted accounting principles.

The Company’s internal control over financial reporting is supported by written policies and procedures, that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management of the Company conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“the COSO Framework”). Based on this assessment, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2012.

Attestation Report of the Independent Registered Public Accounting Firm

The effectiveness of the Company’s internal control over financial reporting as of December 31, 2012 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm who also audited the Company’s consolidated financial statements, as stated in their report, which is included in this prospectus.

Changes in Internal Control Over Financial Reporting in 2012

There have been no changes in our internal control over financing reporting, as defined in Rules 13a-15(f) and 15d-15(f) of the Securities Exchange Act of 1934, that occurred during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

BUSINESS

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and clean-technology industries at all stages of development. We source our investments through our principal office located in Silicon Valley, as well as through additional offices in Boston, MA, New York, NY, Chicago, IL, Boulder, CO and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital-backed companies in technology-related markets, requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related markets including technology, biotechnology, life science and clean technology industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in private companies and to a lesser extent public companies. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related markets with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related markets is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through two wholly-owned, SBIC subsidiaries, HT II and HT III. HT II and HT III hold approximately $152.7 million and $257.5 million in assets, respectively, and accounted for approximately 9.8% and 16.5% of our total assets prior to consolidation at March 31, 2013. We have issued $225.0 million in SBA-guaranteed debentures in our SBIC subsidiaries, which is the maximum amount allowed for a group of SBICs under common control. See “—Regulation—Small Business Administration Regulations” for additional information regarding our SBIC subsidiaries.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “—Regulation—Qualifying Assets.”

We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Corporate History and Offices

We are a Maryland Corporation formed in December 2003 that began investment operations in September 2004. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the Small Business Administration, or the SBA, and any preferred stock we may issue in the future, of at least 200% subsequent to each borrowing or issuance of senior securities. See “Regulation”.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. As of January 1, 2006, we have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.”

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY, Chicago, IL, Boulder, CO and McLean, VA. We maintain a website on the Internet at www.htgc.com. Information contained on our website is not incorporated by reference into this Annual Report, and you should not consider that information to be part of this Annual Report.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 230 technology-related companies, representing $3.6 billion in commitments from inception to March 31, 2013, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select lower middle market companies and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31,2013, our proprietary SQL-based database system included over 31,700 technology-related companies and approximately 8,350 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments and Operations

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to 12 months subject to market conditions.

We expect that our investments will generally range from $1.0 million to $40.0 million. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include an interest-only period of three to 12 months for emerging growth and expansion-stage companies and longer for established-stage companies. Our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates which generally ranged from Prime to approximately 14.0% as of March 31, 2013. As of March 31, 2013, 98.8% of our loans were at floating rates or floating rates with a floor and 1.2% of the loans were at fixed rates. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees, commitment fees, success fees, payment-in-kind (“PIK”) provisions or prepayment fees, which we may be required to include in income prior to receipt. We also generate revenue in the form of commitment, facility fees and amendment fees.

In addition, the majority of our investments in the structured debt of venture capital-backed companies generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to seven years or one to three years after completion of an initial public offering. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

•

Structured Debt with Warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Traditional “mezzanine” debt is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically have maturities of between two and seven years, with full amortization after an interest only period for emerging-growth or expansion-stage companies and longer deferred amortization for select established-stage companies. Our structured debt with warrants generally carry a contractual interest rate between Prime and approximately 14.0% and may include an additional end-of-term payment or PIK. In most cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•

Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and will be secured by accounts receivable and/or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts up to $3.0 million but may be up to $15.0 million for certain clean technology venture investments, carry a contractual interest rate between Prime and Prime plus 9.0%, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand alone direct equity investments into portfolio companies in which we may not have any debt investment in the company. As of March 31, 2013, we held equity interests in 131 portfolio companies.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Structured debt with warrants	Senior Debt	Equipment Loans	Equity related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock
Investment Horizon	Long term, ranging from 2 to 7 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years
Ranking/Security	Senior secured, either first out or last out, or second lien	Senior/First lien	Secured only by underlying equipment	None/unsecured
Covenants	Less restrictive; Mostly financial	Generally borrowing base and financial	None	None
Risk Tolerance	Medium/High	Low	High	High
Coupon/Dividend	Cash pay—fixed and floating rate; Payment-in-kind in limited cases	Cash pay—floating or fixed rate	Cash pay-floating or fixed rate and may include Payment-in-kind	Generally none
Customization or Flexibility	More flexible	Little to none	Little to none	Flexible
Equity Dilution	Low to medium	None to low	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital-backed companies in technology-related markets, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. As of March 31, 2013, approximately 59.4% of the fair value of our portfolio was composed of investments in four industries: 20.3% was composed of investments in the drug discovery and development industry, 14.7% was composed of investments in the internet consumer and business services industry, 14.1% was composed of investments in the clean technology industry and 10.3% was composed of investments in the medical device and equipment industry.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate having commitments for their first institutional round of equity financing for early stage companies. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of six to 12 months.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio companies’ tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants: cross-default, or material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. As of March 31, 2013, our investment origination team, which consists of approximately 34 investment professionals, is headed by our Senior Managing Directors of Technology, Clean Technology, and Life Science, and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into middle market, technology, clean technology, and life science sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2013, our proprietary SQL-based database system included over 31,700 technology-related companies and approximately 8,350 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identify key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The approval of a majority of our investment committee and an affirmative vote by our Chief Executive Officer is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Financial Officer, our Chief Credit Officer and the Senior Managing Directors of Technology, Clean Technology and Life Science. The investment committee generally meets weekly and more frequently on an as-needed basis. The Senior Managing Directors abstain from voting with respect to investments they originate.

Documentation

Our documentation group, currently headed by our Associate General Counsel, administers the front-end documentation process for our investments. This group is responsible for documenting the term sheet approved by the investment committee to memorialize the transaction with a prospective portfolio company. This group negotiates loan documentation and, subject to the approval of the Associate General Counsel, final documents are prepared for execution by all parties. The documentation group generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer and Chief Credit Officer, administers loans and tracks covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the investment committee and the Valuation Committee of our Board of Directors, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our loan and compliance administration group uses an investment grading system to characterize and monitor our outstanding loans. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Valuation Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We may incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.	The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2 or maintain it at a grade 3 as the company continues to pursue its business plan.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At March 31, 2013, our investments had a weighted average investment grading of 2.03.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital-backed companies in technology-related markets. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Employees

As of March 31, 2013, we had 61 employees, including approximately 34 investment and portfolio management professionals, all of whom have extensive experience working on financing transactions for technology-related companies.

Legal Proceedings

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of March 31, 2013 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies.

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Maturity: Upon Liquidation

Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt(9)
75 Kneeland Street Boston, MA 02111		Matures upon liquidation Interest rate Fixed 10.00%	$45	$45	$45
		Senior Debt(9)
		Matures upon liquidation Interest rate Fixed 10.00%	$36	31	31
		Senior Debt(9)
		Matures upon liquidation No initial interest rate	$28	28	28

Total Paratek Pharmaceuticals, Inc.				104	104

Maturity: Under 1 Year Maturity

Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Senior Debt
93 Milton Park Abington, Oxfordshire OX14 4RY		Matures November 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$3,007	3,714	3,675

Maturity: 1-5 Years Maturity

ADMA Biologics, Inc.	Drug Discovery & Development	Senior Debt
65 Commerce Way Hackensack, NJ 07601		Matures April 2016 Interest rate Prime + 2.75% or Floor rate of 8.50%	$5,000	4,844	4,844

Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Senior Debt(11)
25801 Industrial Blvd Suite B Hayward, CA 94545		Matures December 2014 Interest rate Prime + 7.30% or Floor rate of 10.55%	$18,199	18,574	18,574

Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Debt(11)
75 Sidney Street 4th Floor Cambridge, MA 02139		Matures September 2015 Interest rate Prime + 7.15% or Floor rate of 11.90%	$26,500	26,500	27,030

Cell Therapeutics, Inc.(3)	Drug Discovery & Development	Senior Debt
501 Elliott Avenue West, Suite 400 Seattle, WA 98119		Matures October 2016 Interest rate Prime + 9.00% or Floor rate of 12.25%	$10,000	9,670	9,670

Cempra, Inc.(3)	Drug Discovery & Development	Senior Debt(11)
6340 Quadrangle Drive, Suite 100 Chapel Hill NC, 27517		Matures December 2015 Interest rate Prime + 6.30% or Floor rate of 9.55%	$10,000	9,898	9,815

Concert Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt(4)
99 Hayden Avenue, Suite 100 Lexington, MA 02421-7966		Matures October 2015 Interest rate Prime + 3.25% or Floor rate of 8.50%	$20,000	19,687	18,946

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Coronado BioSciences, Inc.(3)	Drug Discovery & Development	Senior Debt(11)
24 New England Executive Park, Suite 105 Burlington, MA 01803		Matures March 2016 Interest rate Prime + 6.00% or Floor rate of 9.25%	$15,000	$14,838	$14,430

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt
480 Arsenal Street, Bldg 1 Suite 120 Watertown, MA 02472		Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$8,168	8,039	7,921

Insmed, Inc.	Drug Discovery & Development	Senior Debt(11)
9 Deer Park Drive Suite C Monmouth Junction, NJ 08852		Matures January 2016 Interest rate Prime + 4.75% or Floor rate of 9.25%	$20,000	19,438	19,498

Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt
One Kendall Square, Suite B7201 Cambridge, MA 02139		Matures May 2016 Interest rate Prime + 5.30% or Floor rate of 10.55%	$40,000	39,840	39,840

Neuralstem, Inc.(3)	Drug Discovery & Development	Senior Debt
9700 Great Seneca Pkwy Rockville, MD 20850		Matures June 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%	$8,000	7,654	7,654

NeurogesX, Inc.(3)	Drug Discovery & Development	Senior Debt
999 Baker Way Suite 200 San Mateo, CA 94404		Matures February 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$4,041	4,429	4,397

Total Debt Drug Discovery & Development (30.28%)*				187,229	186,398

Maturity: Under 1 Year Maturity

PeerApp, Inc.	Communications & Networking	Senior Debt(4)
375 Elliot Street, Suite 150K Newton Upper Falls, MA 02464		Matures April 2013 Interest rate Prime + 7.50% or Floor rate of 11.50%	$159	248	248

Maturity: 1-5 Years Maturity

Bridgewave Communications	Communications & Networking	Senior Debt
3350 Thomas Road Santa Clara, CA 95054		Matures March 2016 Interest rate Prime + 8.75% or Floor rate of 12.00%	$7,500	7,163	4,369

OpenPeak, Inc.	Communications & Networking	Senior Debt(11)
1750 Clint Moore Road Boca Raton, FL 33487		Matures July 2015 Interest rate Prime + 8.75% or Floor rate of 12.00%	$14,129	14,330	14,472

UPH Holdings, Inc.(8)	Communications & Networking	Senior Debt
6500 River Place Blvd, Building 2, Ste 200 Austin, TX 78730		Matures April 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$6,600	6,489	3,478
		Senior Debt
		Matures September 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$338	333	178
		Senior Debt
		Matures January 2017 Interest rate Libor + 11.00% or Floor rate of 13.50%	$3,594	3,594	1,894

Total UPH Holdings, Inc.				10,416	5,550

Total Debt Communications & Networking (4.00%)*				32,157	24,639

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Maturity: 1-5 Years Maturity

Clustrix, Inc.	Electronics & Computer Hardware	Senior Debt
201 Mission Street, Suite 800 San Francisco, CA 94105		Matures December 2015 Interest rate Prime + 6.50% or Floor rate of 9.75%	$696	$669	$678

Identive Group, Inc.	Electronics & Computer Hardware	Senior Debt
1900-B Carnegie Avenue, Building B Santa Ana, CA 92705		Matures November 2015 Interest rate Prime + 7.75% or Floor rate 11.00%	$7,500	7,562	7,562

OCZ Technology Group, Inc.(3)	Electronics & Computer Hardware	Senior Debt
6373 San Ignacio Ave San Jose, CA 95119		Matures April 2016 Interest rate Prime + 8.75% or Floor rate of 12.50%, PIK Interest 3.00%	$10,000	9,473	9,473

Total Debt Electronics & Computer Hardware (2.88%)				17,704	17,713

Maturity: Upon Liquidation

Tada Innovations, Inc.	Software	Senior Debt(9)
5900 Hollis Street, Suite W Emeryville, CA 94608		Matures upon liquidation Interest rate Fixed 8.00%	$100	100	—

Maturity: 1-5 Years Maturity

Box, Inc.	Software	Senior Debt(4)
4440 El Camino Real Los Altos, CA 94022		Matures March 2016 Interest rate Prime + 3.75% or Floor rate of 7.50%	$10,000	9,947	9,513
		Senior Debt(4)
		Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$866	930	919
		Senior Debt(11)
		Matures July 2016 Interest rate Prime + 5.13% or Floor rate of 8.88%	$20,000	20,211	19,574

Total Box, Inc.				31,088	30,006

Clickfox, Inc.	Software	Senior Debt
3445 Peachtree Road, Suite 450 Atlanta, GA 30326		Matures November 2015 Interest rate Prime + 8.25% or Floor rate of 11.50%	$7,788	7,209	7,443

EndPlay, Inc.	Software	Senior Debt
5870 W. Jefferson Blvd., Studio H Los Angeles, CA 90016		Matures August 2015 Interest rate Prime + 7.35% or Floor rate 10.60%	$2,000	1,945	1,945

Hillcrest Laboratories, Inc.	Software	Senior Debt
15245 Shady Grove Road, Suite 400 Rockville, MD 20850		Matures July 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$3,764	3,701	3,664

JackBe Corporation	Software	Senior Debt
4600 North Park Avenue Suite G1N Chevy Chase, MD 20815		Matures January 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%	$3,000	2,922	2,929

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Kxen, Inc.	Software	Senior Debt(4)
201 Mission Street Suite 1950 San Francisco, CA 94105		Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$2,078	$2,126	$1,980

Neos Geosolutions, Inc.	Software	Senior Debt
10350 Richmond Avenue, Ste 550 Houston, TX 77042		Matures May 2016 Interest rate Prime + 5.75% or Floor rate of 9.50%	$4,000	3,955	3,955

Total Debt Software (8.44%)*				53,046	51,922

Maturity: Under 1 Year Maturity

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt
11040 Roselle Street San Diego, CA 92121		Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$6,933	7,285	7,285

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt(9)
777 East Eisenhower Pkwy, Suite 100 Ann Arbor, MI 48108		Matures March 2014 Interest rate Fixed 8.00%	$1,888	1,888	2,767

Total Debt Specialty Pharmaceuticals (1.63%)*				9,173	10,052

Maturity: 1-5 Years Maturity

Achronix Semiconductor Corporation	Semiconductors	Senior Debt
2953 Bunker Hill Lane, Suite 101 Santa Clara, CA 95054		Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%	$1,653	1,618	1,602

Total Debt Semiconductors (0.26%)*				1,618	1,602

Maturity: Under 1 Year Maturity

Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11)
2091 Stierlin Court Mountain View, CA 94303		Matures October 2013 Interest rate Prime + 6.50% or Floor rate of 10.75%	$3,594	3,994	3,994

Maturity: 1-5 Years Maturity

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11)
575 Chespeake Drive Redwood City, CA 94063		Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$14,452	14,402	14,108

BIND Biosciences, Inc.	Drug Delivery	Senior Debt
325 Vassar St Cambridge, MA 02139		Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$2,838	2,875	2,926

Intelliject, Inc.	Drug Delivery	Senior Debt(11)
111 Virginia St, Suite 405 Richmond, VA 23219		Matures June 2016 Interest rate Prime + 5.75% or Floor rate of 11.00%	$15,000	14,705	15,155

Nupathe, Inc.(3)	Drug Delivery	Senior Debt
227 Washington St, Suite 200 Conshohocken, PA 19428		Matures May 2016 Interest rate Prime - 3.25% or Floor rate of 9.85%	$8,500	8,220	8,220

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Revance Therapeutics, Inc.	Drug Delivery	Senior Debt
7555 Gateway Blvd Newark, CA 94560		Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$16,594	$16,582	$16,379

Total Debt Drug Delivery (9.87%)*				60,778	60,782

Maturity: Under 1 Year Maturity

Loku, Inc.	Internet Consumer & Business Services	Senior Debt(9)
2850 McGee Avenue, Unit A Berkeley, CA 94703		Matures June 2013 Interest rate Fixed 6.00%	$100	100	100

Tectura Corporation	Internet Consumer & Business Services	Revolving Line of Credit
411 Borel Avenue Suite 205 San Mateo, CA 94402		Matures July 2013 Interest rate LIBOR + 8.00% or Floor rate of 11.00%	$16,340	18,033	17,663
		Senior Debt
		Matures April 2013 Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	553	553
		Senior Debt
		Matures July 2013 Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$1,000	1,000	1,000

Total Tectura Corporation				19,586	19,216

Maturity: 1-5 Years Maturity

Ahhha, Inc.(8)	Internet Consumer & Business Services	Senior Debt
2000 University Avenue Palo Alto, CA, 94301		Matures January 2015 Interest rate Fixed 12.00%	$350	347	—

Blurb, Inc.	Internet Consumer & Business Services	Senior Debt
580 California Street, Suite 300 San Francisco, CA 94104		Matures December 2015 Interest rate Prime + 5.25% or Floor rate 8.50%	$8,000	7,749	7,547

Education Dynamics, LLC	Internet Consumer & Business Services	Senior Debt
5 Marine View Plaza, Suite 212 Hoboken, NJ 07030		Matures March 2016 Interest rate Fixed 12.50%, PIK Interest 1.50%	$26,750	26,386	25,563

Just.Me, Inc.	Internet Consumer & Business Services	Senior Debt
301 Barclay Court Palo Alto, CA 94306		Matures June 2015 Interest rate Prime + 2.50% or Floor rate 5.75%	$750	737	689
		Senior Debt
		Matures June 2015 Interest rate Prime + 5.00% or Floor rate 8.25%	$750	732	709

Total Just.Me, Inc.				1,469	1,398

NetPlenish, Inc.	Internet Consumer & Business Services	Senior Debt
505 Poli Street, Suite 308 Ventura, CA 93001		Matures April 2015 Interest rate Fixed 10.00%	$500	492	460

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Reply! Inc.	Internet Consumer & Business Services	Senior Debt(11)
12667 Alcosta Blvd., Suite 200 San Ramon, CA 94583		Matures September 2015 Interest rate Prime + 6.875% or Floor rate of 10.125%	$11,749	$11,638	$11,525
		Senior Debt(11)
		Matures September 2015 Interest rate Prime + 7.25% or Floor rate of 11.00%	$2,000	1,957	2,005
		Senior Debt
		Matures February 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%	$3,000	2,977	2,977

Total Reply! Inc.				16,572	16,507

Second Rotation, Inc.	Internet Consumer & Business Services	Senior Debt
25 Thomson Place, 3rd Floor Boston, MA 02210		Matures April 2016 Interest rate Prime + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$12,142	12,013	12,013

ShareThis, Inc.	Internet Consumer & Business Services	Senior Debt
4009 Miranda Avenue, Suite 200 Palo Alto, CA 94304		Matures June 2016 Interest rate Prime + 7.50% or Floor rate of 10.75%	$15,000	14,349	14,349

Tectura Corporation	Internet Consumer & Business Services	Senior Debt
411 Borel Avenue Suite 205 San Mateo, CA 94402		Matures December 2014 Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,412	6,230

Trulia, Inc.(3)	Internet Consumer & Business Services	Senior Debt(11)
116 New Montgomery St Suite 300 San Francisco, CA 94105		Matures September 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,934	4,794
		Senior Debt(11)
		Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,933	4,640

Total Trulia, Inc.				9,867	9,434

Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt
75 Sylvan Street Danvers, MA 01923		Matures September 2016 Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	7,740	7,680
		Senior Debt
		Matures September 2015 Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$9,903	9,864	9,580

Total Vaultlogix, Inc.				17,604	17,260

Wavemarket, Inc.	Internet Consumer & Business Services	Senior Debt(11)
5980 Horton Street Emeryville, CA 94608		Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 9.50%	$10,000	9,876	9,458

Total Debt Internet Consumer & Business Services (22.67%)*				142,822	139,535

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Maturity: Under 1 Year Maturity

InXpo, Inc.	Information Services	Senior Debt
770 N. Halsted Street, Suite 6s Chicago, IL 60642		Matures March 2014 Interest rate Prime + 7.50% or Floor rate of 10.75%	$2,550	$2,432	$2,316

Maturity: 1-5 Years Maturity

Cha Cha Search, Inc.	Information Services	Senior Debt
14550 Clay Terrace Blvd. Suite 130 Carmel, IN 46032		Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$2,364	2,334	2,277

Eccentex Corporation	Information Services	Senior Debt(11)
6101 W. Centinela Ave, Suite 110 Culver City, CA 90230		Matures May 2015 Interest rate Prime + 7.00% or Floor rate of 10.25%	$966	949	449

Jab Wireless, Inc.	Information Services	Senior Debt
400 Inverness Parkway Suite 330 Englewood, CO 80112		Matures November 2017 Interest rate Prime + 6.75% or Floor rate of 8.00%	$30,000	29,861	29,850

RichRelevance, Inc.	Information Services	Senior Debt
275 Battery Street Suite 1150 San Francisco, CA 94111		Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$3,778	3,762	3,661

Womensforum.com, Inc.	Information Services	Senior Debt(11)
444 N. Michigan Ave #3550 Chicago, IL 60611		Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$8,000	7,853	7,853
		Senior Debt(11)
		Matures October 2016 Interest rate LIBOR + 7.50% or Floor rate of 10.25%	$4,500	4,451	4,451

Total Womensforum.com, Inc.				12,304	12,304

Total Debt Information Services (8.26%)*				51,642	50,857

Maturity: Upon Liquidation

Novasys Medical, Inc.	Medical Device & Equipment	Senior Debt(9)
39684 Eureka Drive Newark, CA 94560		Matures upon liquidation Interest rate Fixed 8.00%	$65	65	65

Maturity: Under 1 Year Maturity

Gynesonics, Inc.	Medical Device & Equipment	Senior Debt
604 5th Avenue, Suite D Redwood City, CA 94063		Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$3,073	3,178	3,178

Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Senior Debt
21021 Corsair Blvd. Hayward, CA 94545		Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$8,260	9,101	9,265

Oraya Therapeutics, Inc.	Medical Device & Equipment	Senior Debt(9)
8000 Jarvis Avenue Newark, CA 94560		Matures December 2013 Interest rate Fixed 7.00%	$500	500	500

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Maturity: 1-5 Years Maturity

Lanx, Inc.	Medical Device & Equipment	Senior Debt
310 Interlocken Parkway, Suite 120 Broomfield, CO 80021		Matures October 2016 Interest rate Prime + 8.00% or Floor rate of 11.75%	$15,000	$14,651	$15,101
		Revolving Line of Credit
		Matures October 2015 Interest rate Prime + 6.75% or Floor rate of 10.50%	$5,500	5,313	5,276

Total Lanx, Inc.				19,964	20,377

Medrobotics Corporation	Medical Device & Equipment	Senior Debt
475 Paramount Drive Raynham, MA 02767		Matures March 2016 Interest rate Prime + 7.85% or Floor rate of 11.10%	$5,000	4,766	4,766

MELA Sciences, Inc.	Medical Device & Equipment	Senior Debt
50 South Buckhout Street, Suite 1 Irvington, NY 10533		Matures November 2016 Interest rate Prime + 7.20% or Floor rate of 10.45%	$6,000	5,919	5,919

NinePoint Medical, Inc.	Medical Device & Equipment	Senior Debt
1 Kendall Square, B7501 Cambridge, MA 02139		Matures January 2016 Interest rate Prime + 5.85% or Floor rate of 9.10%	$7,000	6,805	6,805

Oraya Therapeutics, Inc.	Medical Device & Equipment	Senior Debt(11)
8000 Jarvis Avenue Newark, CA 94560		Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 10.25%	$9,711	9,542	9,678

United Orthopedic Group, Inc.	Medical Device & Equipment	Senior Debt
5796 Armada Dr Carlsbad, CA 92008		Matures July 2016 Interest rate Prime + 8.60% or Floor rate of 11.85%	$25,000	24,215	24,215

SonaCare Medical, LLC	Medical Device & Equipment	Senior Debt(11)
801 E Morehead St., Ste 201 Charlotte, NC 28202		Matures April 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%	$6,000	5,919	5,855

Total Debt Medical Device & Equipment (14.72%)*				89,974	90,623

Maturity: 1-5 Years Maturity

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Senior Debt
425 Metro Place North, Suite 300 Dublin, OH 43017		Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%	$5,086	5,086	5,147

Tethys Bioscience Inc.	Diagnostic	Senior Debt(11)
5858 Horton Street, Ste 280 Emeryville, CA 94608		Matures December 2015 Interest rate Prime + 8.40% or Floor rate of 11.65%	$10,000	10,057	9,614

Total Debt Diagnostic (2.40%)*				15,143	14,761

Maturity: Under 1 Year Maturity

Labcyte, Inc.	Biotechnology Tools	Senior Debt
1190 Borregas Avenue Sunnyvale, CA 94089		Matures May 2013 Interest rate Prime + 8.60% or Floor rate of 11.85%	$315	394	394

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Maturity: 1-5 Years Maturity

Labcyte, Inc.		Senior Debt(11)
1190 Borregas Avenue Sunnyvale, CA 94089		Matures June 2016 Interest rate Prime + 6.70% or Floor rate of 9.95%	$5,000	$4,932	$4,980

Total Debt Biotechnology Tools (0.87%)*				5,326	5,374

Maturity: 1-5 Years Maturity

MedCall, LLC	Healthcare Services, Other	Senior Debt
202 E. Industry Drive Oxford, NC 27565		Matures January 2016 Interest rate 7.79% or Floor rate of 9.50%	$4,778	4,727	4,606
		Senior Debt
		Matures January 2016 Interest rate LIBOR +8.00% or Floor rate of 10.00%	$3,931	3,873	3,801

Total MedCall, LLC				8,600	8,407

Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Debt
216 N. Eighth Street Santa Paula, CA 93060		Matures January 2015 Interest rate LIBOR + 8.00% or Floor rate of 11.50%	$2,737	2,741	2,686
		Revolving Line of Credit
		Matures January 2015 Interest rate LIBOR + 11.00% or Floor rate of 14.00%, PIK interest 3.75%	$5,900	6,641	6,382

Total Pacific Child & Family Associates, LLC				9,382	9,068

ScriptSave (Medical Security Card Company, LLC)	Healthcare Services, Other	Senior Debt
4911 E. Broadway, Suite 200 Tucson, AZ 85711		Matures February 2016 Interest rate LIBOR + 8.75% or Floor rate of 11.25%	$14,067	13,893	13,941

Total Debt Health Services, Other (5.10%)*				31,875	31,416

Maturity: 1-5 Years Maturity

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt
12672 Silicon Drive, Suite 150 San Antonio, TX 78249		Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$2,183	2,168	2,171

Transmedics, Inc.	Surgical Devices	Senior Debt(11)
200 Minuteman Road, Suite 302 Andover, MA 01810		Matures November 2015 Interest rate Fixed 12.95%	$7,250	7,097	7,097

Total Debt Surgical Devices (1.51%)*				9,265	9,268

Maturity: 1-5 Years Maturity

Westwood One Communications	Media/Content/ Info	Senior Debt
220 West 42nd Street New York NY, 10036		Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 8.00%	$19,614	18,253	17,890

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Women’s Marketing, Inc.	Media/Content/ Info	Senior Debt
1221 Post Road East Suite 201 Westport, CT 06880		Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$9,681	$10,092	$10,189
		Senior Debt(11)
		Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%	$15,612	15,389	15,175

Total Women’s Marketing, Inc.				25,481	25,364

Zoom Media Corporation	Media/Content/ Info	Senior Debt
112 Madison Avenue, 8th floor New York, NY 10016		Matures December 2015 Interest rate Prime + 7.25% or Floor rate of 10.50%, PIK 3.75%	$5,000	4,738	4,738
	Media/Content/ Info	Revolving Line of Credit
		Matures December 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$3,500	3,238	3,238

Total Zoom Media Corporation				7,976	7,976

Total Debt Media/Content/Info (8.32%)*				51,710	51,230

Maturity: Under 1 Year Maturity

BrightSource Energy, Inc.	Clean Tech	Senior Debt
1999 Harrison Street, Suite 2150 Oakland, CA 94612		Matures January 2014 Interest rate Prime + 8.25% or Floor rate of 11.50%	$35,000	34,645	34,645

Solexel, Inc.	Clean Tech	Senior Debt
1530 McCarthy Blvd. Milpitas, CA 95035		Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$1,476	1,474	1,474
		Senior Debt
		Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$169	169	169

Total Solexel, Inc.				1,643	1,643

Maturity: 1-5 Years Maturity

Alphabet Energy, Inc.	Clean Tech	Senior Debt
26225 Eden Landing Road, Suite D Hayward, CA 94545		Matures February 2015 Interest rate Prime + 5.75% or Floor rate of 9.00%	$1,772	1,679	1,679

American Superconductor Corporation(3)	Clean Tech	Senior Debt(11)
		Matures December 2014 Interest rate Prime + 7.25% or Floor rate of 11.00%	$8,077	8,139	8,344

Comverge, Inc.	Clean Tech	Senior Debt
5390 Triangle Parkway, Suite 300 Norcross, GA 30092		Matures November 2017 Interest rate LIBOR + 8.00% or Floor rate of 9.50%	$20,000	19,605	19,605
	Clean Tech	Senior Debt
		Matures November 2017 Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$14,000	13,754	13,754

Total Comverge, Inc.				33,359	33,359

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Enphase Energy, Inc.(3)	Clean Tech	Senior Debt(11)
1420 North McDowell Blvd. Petaluma, CA 94954		Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.00%	$3,167	$3,169	$3,135
	Clean Tech	Senior Debt
		Matures August 2016 Interest rate Prime + 8.25% or Floor rate of 11.50%	$7,400	7,353	7,353

Total Enphase Energy, Inc.				10,522	10,488

Glori Energy, Inc.	Clean Tech	Senior Debt(11)
4315 South Drive Houston, TX 77053		Matures June 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$8,000	7,913	7,961

Integrated Photovoltaics, Inc.	Clean Tech	Senior Debt
51 Daggett Drive San Jose, CA 95134		Matures February 2015 Interest rate Prime + 7.38% or Floor rate of 10.63%	$2,305	2,239	2,237

Polyera Corporation	Clean Tech	Senior Debt
8045 Lamon Avenue Skokie, IL 60077		Matures June 2016 Interest rate Prime + 6.75% or Floor rate of 10.00%	$3,000	2,971	2,971

Redwood Systems, Inc.	Clean Tech	Senior Debt
3839 Spinnaker Ct Fremont, CA 94538		Matures February 2016 Interest rate Prime + 6.50% or Floor rate of 9.75%	$5,000	4,993	4,993

SCIenergy, Inc.	Clean Tech	Senior Debt(4)
2107 Dwight Way #120 Berkeley, CA 94704		Matures September 2015 Interest rate Prime + 8.75% or Floor rate 12.00%	$5,296	5,194	5,353

Stion Corporation	Clean Tech	Senior Debt(4)
6321 San Ignacio Avenue San Jose, CA 95119		Matures February 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$6,732	6,765	6,754

TAS Energy, Inc.	Clean Tech	Senior Debt
6110 Cullen Blvd Houston, TX 77021		Matures February 2015 Interest rate Prime + 7.75% or Floor rate of 11.00%	$10,000	9,630	9,630
		Senior Debt
		Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$5,000	4,782	4,782

Total TAS Energy, Inc.				14,412	14,412

Total Debt Clean Tech (21.90%)*				134,474	134,839

Total Debt (140.11%)				893,936	881,011

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

ADMA Biologics, Inc.	Drug Discovery & Development	Common Stock Warrants	0.47%		25,000	$129	$115
65 Commerce Way Hackensack, NJ 07601

Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants	0.05%		46,446	39	55
128 Sidney Street Cambridge, MA 02139		Preferred Stock Warrants	0.11%	Series B	110,270	35	45

Total Warrants Acceleron Pharmaceuticals, Inc.					156,716	74	100

Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Common Stock Warrants	0.22%		321,429	984	61
25801 Industrial Blvd Suite B Hayward, CA 94545

Cell Therapeutics, Inc.(3)	Drug Discovery & Development	Common Stock Warrants	0.64%		679,040	300	322
501 Elliott Avenue West, Suite 400 Seattle, WA 98119

Cempra, Inc.(3)	Drug Discovery & Development	Common Stock Warrants	0.16%		39,038	187	49
6340 Quadrangle Drive, Suite 100 Chapel Hill NC, 27517

Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Preferred Stock Warrants	0.61%	Series D	325,261	490	500
93 Milton Park Abington, Oxfordshire OX14 4RY

Concert Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	0.53%	Series C	400,000	367	133
99 Hayden Avenue, Suite 100 Lexington, MA 02421-7966

Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Common Stock Warrants	0.29%		73,009	142	292
24 New England Executive Park, Suite 105 Burlington, MA 01803

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants	0.08%		50,000	28	15
480 Arsenal Street, Bldg 1 Suite 120 Watertown, MA 02472		Preferred Stock Warrants	0.80%	Series A	525,000	236	161
		Preferred Stock Warrants	1.00%	Series B	660,000	311	202

Total Warrants Dicerna Pharmaceuticals, Inc.					1,235,000	575	378

EpiCept Corporation(3)	Drug Discovery & Development	Common Stock Warrants	0.29%		325,204	4	—
777 Old Saw Mill River Road Tarrytown, NY 10591

Horizon Pharma, Inc.(3)	Drug Discovery & Development	Common Stock Warrants	0.00%		22,408	231	—
1033 Skokie Boulevard, Suite 355 Northbrook, IL 60062

Insmed, Incorporated(3)	Drug Discovery & Development	Common Stock Warrants	1.05%		329,931	570	1,482
9 Deer Park Drive, Suite C Monmouth Junction, NJ 08852

Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock Warrants	0.32%		302,143	155	644
One Kendall Square, Suite B7201 Cambridge, MA 02139

Neuralstem, Inc.(3)	Drug Discovery & Development	Common Stock Warrants	0.88%		608,695	295	291
9700 Great Seneca Pkwy Rockville, MD 20850

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

NeurogesX, Inc.(3)	Drug Discovery & Development	Common Stock Warrants	10.27%		3,421,500	$503	$71
999 Baker Way Suite 200 San Mateo, CA 94404

Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	0.24%	Series B	687,023	151	268
270 E Grand Avenue South San Francisco, CA 94080

Total Warrants Drug Discovery & Development (0.76%)*						5,157	4,706

Bridgewave Communications	Communications & Networking	Preferred Stock Warrants	0.01%	Series 5	2,942,618	753	—
3350 Thomas Road Santa Clara, CA 95054

Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	0.32%	Series C	117,958	102	184
2855 Campus Drive, Suite 200 San Mateo, CA 94403

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	1.76%	Series A	450,000	94	21
1000 Perimeter Park Drive, Suite K Morrisville, NC 27560

OpenPeak, Inc.	Communications & Networking	Preferred Stock Warrants	0.19%	Series E	25,646	149	11
1750 Clint Moore Road Boca Raton, FL 33487

PeerApp, Inc.	Communications & Networking	Preferred Stock Warrants	0.42%	Series B	298,779	61	64
375 Elliot Street, Suite 150K Newton Upper Falls, MA 02464

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	0.44%	Series A	135,000	94	384
222 South Riverside Plaza Suite 2730 Chicago, IL 60606

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	0.70%	Series B	1,136,277	52	118
1099 18th Street, Suite 2950 Denver, CO 80202

UPH Holdings, Inc.(8)	Communications & Networking	Common Stock Warrants	0.72%		145,877	131	—
6500 River Place Blvd, Building 2, Ste 200 Austin, TX 78730

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	1.19%	Series B	110,000	123	69
16125 East Euclid Avenue Spokane, WA 99216

Stoke, Inc.	Communications & Networking	Preferred Stock Warrants	0.22%	Series C	158,536	53	184
5403 Betsy Ross Dr. Santa Clara, CA 95054		Preferred Stock Warrants	0.10%	Series D	72,727	65	80

Total Stoke, Inc.					231,263	118	264

Total Warrants Communications & Networking (0.18%)*						1,677	1,115

Atrenta, Inc.	Software	Preferred Stock Warrants	0.31%	Series D	392,670	121	325
2077 Gateway Place, Suite 300 San Jose, CA 95110

Box, Inc.	Software	Preferred Stock Warrants	0.21%	Series C	271,070	117	2,380
4440 El Camino Real Los Altos, CA 94022		Preferred Stock Warrants	0.29%	Series B	199,219	73	3,408
		Preferred Stock Warrants	0.07%	Series D-1	62,255	193	319

Total Box, Inc.					532,544	383	6,107

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

Braxton Technologies, LLC.	Software	Preferred Stock Warrants	0.63%	Series A	168,750	$188	$—
770 Wooten Road, Suite 105 Colorado Springs, CO 80915

Central Desktop, Inc.	Software	Preferred Stock Warrants	1.91%	Series B	522,823	108	186
129 N Hill Ave # 202 Pasadena, CA 91106

Clickfox, Inc.	Software	Preferred Stock Warrants	1.48%	Series B	1,038,563	329	364
3445 Peachtree Road, Suite 450 Atlanta, GA 30326		Preferred Stock Warrants	0.84%	Series C	592,019	730	234

Total Clickfox, Inc.					1,630,582	1,059	598

Daegis Inc. (pka Unify Corporation)(3)	Software	Common Stock Warrants	4.88%		718,860	1,434	77
1420 Rocky Ridge Drive, Suite 380 Roseville, CA 95661

Endplay, Inc.	Software	Preferred Stock Warrants	0.62%	Series B	180,000	67	21
5870 W. Jefferson Blvd., Studio H Los Angeles, CA 90016

Forescout Technologies, Inc.	Software	Preferred Stock Warrants	0.85%	Series D	399,687	99	348
10001 De Anza Blvd., Suite 220 Cupertino, CA 95014

Hillcrest Laboratories, Inc.	Software	Preferred Stock Warrants	0.75%	Series E	1,865,650	55	54
15245 Shady Grove Road, Suite 400 Rockville, MD 20850

JackBe Corporation	Software	Preferred Stock Warrants	0.00%	Series C	180,000	73	56
4600 North Park Avenue Suite G1N Chevy Chase, MD 20815

Kxen, Inc.	Software	Preferred Stock Warrants	0.46%	Series D	184,614	47	7
201 Mission Street Suite 1950 San Francisco, CA 94105

Neos Geosolutions, Inc.	Software	Preferred Stock Warrants	0.22%	Series 3	221,150	22	23
10350 Richmond Avenue, Ste 550 Houston, TX 77042

Rockyou, Inc.	Software	Preferred Stock Warrants	0.08%	Series B	41,266	117	—
208 Utah St Suite 300 San Francisco, CA 94103

SugarSync Inc.	Software	Preferred Stock Warrants	0.41%	Series CC	332,726	78	168
1810 Gateway Dr, Suite 200 San Mateo, CA 94404		Preferred Stock Warrants	0.13%	Series DD	107,526	34	41

Total SugarSync Inc.					440,252	112	209

Tada Innovations, Inc.	Software	Preferred Stock Warrants	0.44%	Series A	20,833	25	—
5900 Hollis Street, Suite W Emeryville, CA 94608

White Sky, Inc.	Software	Preferred Stock Warrants	0.44%	Series B-2	124,295	54	3
1825 S. Grant Street Suite 250 San Mateo, CA 94402

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

WildTangent, Inc.	Software	Preferred Stock Warrants	0.17%	Series 3A	100,000	$238	$55
18578 NE 67th Court, Building 5 Redmond, WA 98052

Total Warrants Software (1.31%)*						4,202	8,069

Clustrix, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	0.08%	Series B	49,732	12	6
201 Mission Street, Suite 800 San Francisco, CA 94105

OCZ Technology Group, Inc.(3)	Electronics & Computer Hardware	Common Stock Warrants	1.02%		688,073	619	648
6373 San Ignacio Ave San Jose, CA 95119

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	0.26%	Series A-1	181,818	63	201
5870 Hellyer Avenue San Jose, CA 95138

Total Warrant Electronics & Computer Hardware (0.14%)*						694	855

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	3.16%	Series D	502,273	309	4,237
11040 Roselle Street San Diego, CA 92121

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	1.25%	Series E	340,534	308	—
777 East Eisenhower Pkwy, Suite 100 Ann Arbor, MI 48108

Total Warrants Specialty Pharmaceuticals (0.69%)*						617	4,237

IPA Holdings, LLC	Consumer & Business Products	Common Stock Warrants	2.21%		650,000	275	368
2775 Premiere Parkway, Suite 100 Deluth, GA 30097

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	0.31%	Series A	99,286	24	87
PO Box 270355 Louisville, CO 80027

Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	0.51%	Series C	1,821,429	174	80
2100 Seaport Blvd, Suite 100 Redwood City CA, 94063

ShareThis, Inc.	Consumer & Business Products	Preferred Stock Warrants	1.42%	Series B	535,905	547	498
4009 Miranda Avenue, Suite 200 Palo Alto, CA 94304

Wavemarket, Inc.	Consumer & Business Products	Preferred Stock Warrants	0.34%	Series E	1,083,333	106	62
5980 Horton Street Emeryville, CA 94608

Total Warrant Consumer & Business Products (0.18%)*						1,126	1,095

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	0.48%	Series D	360,000	160	105
2953 Bunker Hill Lane, Suite 101 Santa Clara, CA 95054

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	0.13%	Series D	239,872	157	—
53 Frontage Road, Suite 210 Perryville III Corporate Park Hampton, NJ 08807

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

iWatt, Inc.	Semiconductors	Preferred Stock Warrants	0.22%	Series C	558,748	$46	$16
675 Campbell Technology Parkway Campbell, CA 95008		Preferred Stock Warrants	0.78%	Series D	1,954,762	582	316

Total iWatt, Inc.					2,513,510	628	332

Kovio Inc.	Semiconductors	Preferred Stock Warrants	0.31%	Series B	319,352	92	30
2865 Zanker Road San Jose, CA 95134

Total Warrants Semiconductors (0.07%)*						1,037	437

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants	0.74%		274,508	356	564
575 Chespeake Drive Redwood City, CA 94063

Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants	0.24%		37,639	645	2
2091 Stierlin Court Mountain View, CA 94303

BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	0.51%	Series C-1	150,000	291	422
325 Vassar St Cambridge, MA 02139

Intelliject, Inc.	Drug Delivery	Preferred Stock Warrants	0.50%	Series B	82,500	594	965
111 Virginia St, Suite 405 Richmond, VA 23219

NuPathe, Inc.(3)	Drug Delivery	Common Stock Warrants	0.37%		106,631	139	166
227 Washington St, Suite 200 Conshohocken, PA 19428

Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	0.69%	Series D	269,663	557	577
7555 Gateway Blvd Newark, CA 94560

Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants	0.33%		61,452	87	55
1003 W. Cutting Blvd, Suite 110 Point Richmond, CA 94804

Total Warrant Drug Delivery (0.45%)*						2,669	2,751

Blurb, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	0.89%	Series B	439,336	323	318
580 California Street, Suite 300 San Francisco, CA 94104		Preferred Stock Warrants	0.48%	Series C	234,280	636	505

Total Blurb, Inc.					673,616	959	823

Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants	0.32%		53,084	38	—
375 Totten Pond Road, Suite 400 Waltham, MA 02451

Just.Me, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	0.91%	Series A	102,299	20	29
301 Barclay Court Palo Alto, CA 94306

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	0.92%	Series B	200,000	43	—
233 Needham Street Newton, MA 02464

Reply! Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	0.83%	Series B	137,225	320	769
12667 Alcosta Blvd., Suite 200 San Ramon, CA 94583

Second Rotation, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	0.81%	Series D	151,827	165	202
25 Thomson Place, 3rd Floor Boston, MA 02210

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	0.22%	Series B-1	253,378	$51	$—
411 Borel Avenue Suite 205 San Mateo, CA 94402

Total Warrants Internet Consumer & Business Services (0.30%)*						1,596	1,823

Buzznet, Inc.	Information Services	Preferred Stock Warrants	0.01%	Series B	19,962	9	—
6464 Sunset Blvd., Suite 650 Los Angeles, CA 90028

Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	0.21%	Series F	48,232	58	7
14550 Clay Terrace Blvd. Suite 130 Carmel, IN 46032

Eccentex Corporation	Information Services	Preferred Stock Warrants	0.35%	Series A	408,719	31	—
6101 W. Centinela Ave, Suite 110 Culver City, CA 90230

Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	0.36%	Series B	190,234	230	611
2301 Rosecrans Ave., Suite 4100 Manhattan Beach, CA 90245

InXpo, Inc.	Information Services	Preferred Stock Warrants	0.64%	Series C	648,400	98	32
770 N. Halsted Street, Suite 6s Chicago, IL 60642		Preferred Stock Warrants	0.57%	Series C-1	582,015	48	43

Total InXpo, Inc.					1,230,415	146	75

Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	0.78%	Series A	266,567	265	343
400 Inverness Parkway Suite 330 Englewood, CO 80112

RichRelevance, Inc.	Information Services	Preferred Stock Warrants	0.16%	Series D	112,749	98	39
275 Battery Street Suite 1150 San Francisco, CA 94111

Solutionary, Inc.	Information Services	Preferred Stock Warrants	0.14%	Series A-2	111,311	96	62
9420 Underwood Avenue 3rd Floor Omaha, NE 68114

Total Warrants Information Services (0.18%)*						933	1,137

EKOS Corporation	Medical Device & Equipment	Preferred Stock Warrants	1.22%	Series C	4,448,135	327	—
11911 North Creek Parkway S. Suite 101 Bothell, WA 98011

Gelesis, Inc.(6)	Medical Device & Equipment		0.48%	LLC Interest	263,688	78	108
222 Berkeley Street, Suite 1040 Boston, MA 02116

Lanx, Inc.	Medical Device & Equipment	Preferred Stock Warrants	0.48%	Series C	1,203,369	441	755
310 Interlocken Parkway, Suite 120 Broomfield, CO 80021

Medrobotics Corporation	Medical Device & Equipment	Preferred Stock Warrants	0.78%	Series D	424,008	343	404
475 Paramount Drive Raynham, MA 02767

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

NinePoint Medical, Inc.	Medical Device & Equipment	Preferred Stock Warrants	0.81%	Series A	350,000	$170	$204
1 Kendall Square, B7501 Cambridge, MA 02139

Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock Warrants	0.26%	Series D	580,447	131	—
39684 Eureka Drive Newark, CA 94560		Common Stock Warrants	0.05%		109,449	2	—

Total Novasys Medical, Inc.					689,896	133	—

Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock Warrants	1.17%	Series D	6,206,187	1,252	432
21021 Corsair Blvd. Hayward, CA 94545

Oraya Therapeutics, Inc.	Medical Device & Equipment	Preferred Stock Warrants	0.94%	Series C	716,948	676	266
8000 Jarvis Avenue Newark, CA 94560		Common Stock Warrants	0.12%		95,498	66	47

Total Oraya Therapeutics, Inc.					812,446	742	313

United Orthopedic Group, Inc.	Medical Device & Equipment	Preferred Stock Warrants	2.17%	Series A	423,076	608	599
5796 Armada Dr Carlsbad, CA 92008

SonaCare Medical, LLC	Medical Device & Equipment	Preferred Stock Warrants	0.56%	Series G	141,388	188	110
801 E Morehead St., Ste 201 Charlotte, NC 28202

Total Warrants Medical Device & Equipment (0.47%)*						4,282	2,925

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Common Stock Warrants	0.29%		333,333	244	318
425 Metro Place North, Suite 300 Dublin, OH 43017

Tethys Bioscience, Inc.	Diagnostic	Preferred Stock Warrants	0.79%	Series E	617,683	147	117
5858 Horton Street, Suite 280 Emeryville, CA 94608

Total Warrants Diagnostic (0.07%)*						391	435

Labcyte, Inc.	Biotechnology Tools	Preferred Stock Warrants	0.93%	Series C	1,127,624	323	254
1190 Borregas Avenue Sunnyvale, CA 94089

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	0.94%	Series B	204,545	45	202
201 Industrial Road, Suite 310 San Carlos, CA 94070		Preferred Stock Warrants	0.14%	Series C	30,114	33	11

Total NuGEN Technologies, Inc.					234,659	78	213

Total Warrants Biotechnology Tools (0.08%)*						401	467

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	0.49%	Series B	62,500	87	—
12672 Silicon Drive, Suite 150 San Antonio, TX 78249

Transmedics, Inc.	Surgical Devices	Preferred Stock Warrants	0.13%	Series B	40,436	225	—
200 Minuteman Road, Suite 302 Andover, MA 01810		Preferred Stock Warrants	0.56%	Series D	175,000	100	227

Total Transmedics, Inc.					215,436	325	227

Gynesonics, Inc.	Surgical Devices	Preferred Stock Warrants	1.18%	Series C	1,756,444	412	343
604 5th Avenue, Suite D Redwood City, CA 94063

Total Warrants Surgical Devices (0.09%)*						824	570

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock Warrants	0.25%	Series C	110,018	$60	$76
345 Hudson St. 16th Floor New York, NY 10014

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants	0.19%	Series D	407,457	482	—
2000 Sierra Point Pkwy, Suite 1000 Brisbane, CA 94005

Zoom Media Corporation	Media/Content/Info	Preferred Stock Warrants	0.51%	n/a	1,204	348	337
112 Madison Avenue, 8th floor New York, NY 10016

Total Warrants Media/Content/Info (0.07%)*						890	413

Alphabet Energy, Inc.	Clean Tech	Preferred Stock Warrants	0.43%	Series A	86,328	83	141
26225 Eden Landing Road, Suite D Hayward, CA 94545

American Superconductor Corporation(3)	Clean Tech	Common Stock Warrants	0.24%		139,275	244	123
64 Jackson Road Devens, MA 01434

BrightSource Energy, Inc.	Clean Tech	Preferred Stock Warrants	0.01%	Series D	174,999	779	156
1999 Harrison Street, Suite 2150 Oakland, CA 94612

Calera, Inc.	Clean Tech	Preferred Stock Warrants	0.17%	Series C	44,529	513	—
100 Albright Way, Suite A Los Gatos, CA 95032

EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	0.82%	Series B	437,500	308	490
17000 Federal Dr., Suite 200 Allen Park, MI 48101

Enphase Energy, Inc.(3)	Clean Tech	Common Stock Warrants	0.09%		37,500	102	55
1420 North McDowell Blvd. Petaluma, CA 94954

Fulcrum Bioenergy, Inc.	Clean Tech	Preferred Stock Warrants	0.19%	Series C-1	187,265	211	133
4900 Hopyard Road Suite 220 Pleasanton, CA 94588

Glori Energy, Inc.	Clean Tech	Preferred Stock Warrants	0.26%	Series C	145,932	165	71
4315 South Drive Houston, TX 77053

GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	0.12%	Series D-1	393,212	548	—
222 Third Street, Suite 2163 Cambridge, MA 02142

Integrated Photovoltaics, Inc.	Clean Tech	Preferred Stock Warrants	1.24%	Series A-1	390,000	82	108
51 Daggett Drive San Jose, CA 95134

Polyera Corporation	Clean Tech	Preferred Stock Warrants	0.56%	Series C	161,575	69	70
8045 Lamon Avenue Skokie, IL 60077

Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	1.07%	Series C	3,200,000	211	227
690 Broadway St Redwood City, CA 94063

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

Redwood Systems, Inc.	Clean Tech	Preferred Stock Warrants	0.53%	Series C	331,250	$3	$—
3839 Spinnaker Ct Fremont, CA 94538

SCIenergy, Inc.	Clean Tech	Preferred Stock Warrants	2.36%	Series D	1,061,168	361	163
2107 Dwight Way #120 Berkeley, CA 94704

Solexel, Inc.	Clean Tech	Preferred Stock Warrants	0.25%	Series B	245,682	1,161	9
1530 McCarthy Blvd. Milpitas, CA 95035

Stion Corporation	Clean Tech	Preferred Stock Warrants	0.21%	Series E	110,226	317	142
6321 San Ignacio Avenue San Jose, CA 95119

TAS Energy, Inc.	Clean Tech	Preferred Stock Warrants	0.33%	Series A	37,406	299	272
6110 Cullen Blvd Houston, TX 77021

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	0.13%	Series A	320,000	162	54
1100 Island Drive Redwood City, CA 94065

Total Warrants Clean Tech (0.36%)*						5,618	2,214

Total Warrants (5.40%)						32,114	33,249

Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock	0.34%		167,864	842	1,234
75 Sidney Street 4th Floor Cambridge, MA 02139

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	0.76%	Series B	502,684	502	454
480 Arsenal Street, Bldg 1 Suite 120 Watertown, MA 02472

Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	0.10%	Series C	15,334	1,500	—
131 Hartwell Ave. Suite 105 Lexington, MA 02421

Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock	0.57%		546,448	2,000	3,333
One Kendall Square, Suite B7201 Cambridge, MA 02139

Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	0.52%	Series H	244,158	1,000	376
75 Kneeland Street Boston, MA 02111		Common Stock	0.10%		47,471	5	5

Total Paratek Pharmaceuticals, Inc.					291,629	1,005	381

Total Equity Drug Discovery & Development (0.88%)*						5,849	5,402

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	0.18%	Series A	186,674	69	239
128 Sidney Street Cambridge, MA 02139		Preferred Stock	0.59%	Series B	600,601	243	227
		Preferred Stock	0.09%	Series C	93,456	97	226
		Preferred Stock	0.04%	Series E	43,488	61	63
		Preferred Stock	0.02%	Series F	19,268	1,000	1,011

Total Acceleron Pharmaceuticals, Inc.					943,487	1,470	1,766

Merrion Pharma, Plc.(3)(5)(10)	Drug Delivery	Common Stock	0.11%		20,000	9	—
3200 Lake Drive, Citywest Business Campus Dublin 24, Ireland

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

Nupathe, Inc.	Drug Delivery	Common Stock	0.17%		50,000	$146	$162
227 Washington St, Suite 200 Conshohocken, PA 19428

Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock	0.22%		41,570	500	199
1003 W. Cutting Blvd, Suite 110 Point Richmond, CA 94804

Total Equity Drug Delivery (0.35%)*						2,125	2,127

Trulia, Inc.	Internet Consumer & Business Services	Common Stock	0.10%		29,740	141	1,005
116 New Montgomery St Suite 300 San Francisco, CA 94105

Philotic, Inc.	Internet Consumer & Business Services	Common Stock	0.00%		8,121	93	—
2105 Martin Luther Berkeley, CA 94704

Total Equity Internet Consumers & Business Services (0.16%)*						234	1,005

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	3.01%	Series B	564,972	2,000	—
10095 Scripps Ranch Ct. Suite A. San Diego, CA 92131		Preferred Stock	1.61%	Series C	649,998	372	—
		Preferred Stock	2.13%	Series D	847,544	508	—
		Preferred Stock	3.50%	Series E	1,987,605	374	—

Total E-band Communications, Corp.					4,050,119	3,254	—

Glowpoint, Inc.(3)	Communications & Networking	Common Stock	0.41%		114,192	101	168
430 Mountain Ave, Suite 301 Murray Hill, NJ 07974

Neonova Holding Company	Communications & Networking	Preferred Stock	1.96%	Series A	500,000	250	190
1000 Perimeter Park Drive, Suite K Morrisville, NC 27560

Peerless Network, Inc.	Communications & Networking	Preferred Stock	3.23%	Series A	1,000,000	1,000	4,031
222 South Riverside Plaza Suite 2730 Chicago, IL 60606

Stoke, Inc.	Communications & Networking	Preferred Stock	0.22%	Series E	152,905	500	538
5403 Betsy Ross Dr. Santa Clara, CA 95054

Total Equity Communications & Networking (0.80%)*						5,105	4,927

Atrenta, Inc.	Software	Preferred Stock	0.94%	Series C	1,196,845	508	1,058
2077 Gateway Place, Suite 300 San Jose, CA 95110		Preferred Stock	0.50%	Series D	635,513	986	1,622

					1,832,358	1,494	2,680

Box, Inc.	Software	Preferred Stock	0.41%	Series C	390,625	500	5,172
4440 El Camino Real Los Altos, CA 94022		Preferred Stock	0.17%	Series D	158,127	500	2,094
		Preferred Stock	0.13%	Series D-1	124,511	1,000	1,648
		Preferred Stock	0.23%	Series D-2	220,751	2,001	2,923
		Preferred Stock	0.00%	Series E	38,183	500	505

Total Box, Inc.					932,197	4,501	12,342

Caplinked, Inc.	Software	Preferred Stock	0.55%	Series A-3	53,614	52	73
1500 Rosecrans Avenue, Suite 500 Manhattan Beach, CA 90266

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

Highroads, Inc.	Software	Preferred Stock	0.85%	Series A-3	190,170	$307	$297
150 Presidential Way, Suite 330 Woburn, MA 01801

Total Equity Software (2.50%)*						6,354	15,392

Virident Systems	Electronics & Computer Hardware	Preferred Stock	2.21%	Series D	6,546,217	5,000	5,001
500 Yosemite Drive, Suite 108 Milpitas, CA 95035

Total Equity Electronics & Computer Hardware (0.81%)*						5,000	5,001

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	0.61%	Series E	166,419	750	—
777 East Eisenhower Pkwy, Suite 100 Ann Arbor, MI 48108

Total Equity Specialty Pharmaceuticals (0.00%)*						750	—

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	0.75%	Series A	295,861	819	598
104 West 27th Street, Suite 200 New York, NY 10001

Facebook, Inc.(3)	Consumer & Business Products	Common Stock	0.01%	Series B	307,500	9,558	7,517
1601 Willow Road Menlo Park, CA 94025

IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	1.70%	LLC interest	500,000	500	539
2775 Premiere Parkway, Suite 100 Deluth, GA 30097

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	0.60%	Series B	187,970	500	682
PO Box 270355 Louisville, CO 80027

Total Equity Consumer & Business Products (1.52%)*						11,377	9,336

iWatt, Inc.	Semiconductors	Preferred Stock	0.97%	Series E	2,412,864	490	823
675 Campbell Technology Parkway Campbell, CA 95008

Total Equity Semiconductors (0.13%)*						490	823

Buzznet, Inc.	Information Services	Preferred Stock	0.10%	Series C	263,158	250	—
6464 Sunset Blvd., Suite 650 Los Angeles, CA 90028

Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock	0.17%		500,000	603	—
101 Redwood Shores Parkway, Suite 400 Redwood Shores, CA 95065

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

Solutionary, Inc.	Information Services	Preferred Stock	0.24%	Series A-1	189,495	$17	$158
9420 Underwood Avenue 3rd Floor Omaha, NE 68114		Preferred Stock	0.08%	Series A-2	65,834	326	189

Total Solutionary, Inc.					255,329	343	347

Total Equity Information Services (0.06%)*						1,196	347

Gelesis, Inc.(6)	Medical Device & Equipment		2.68%	LLC Interest	674,208	—	493
222 Berkeley Street, Suite 1040 Boston, MA 02116			2.68%	LLC Interest	674,208	425	691
			2.68%	LLC Interest	675,676	500	596

Total Gelesis, Inc.					2,024,092	925	1,780

Lanx, Inc.	Medical Device & Equipment	Preferred Stock	0.48%	Series C	1,203,369	1,000	1,958
310 Interlocken Parkway, Suite 120 Broomfield, CO 80021

Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock	1.83%	Series D-1	4,118,444	1,000	—
39684 Eureka Drive Newark, CA 94560

Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock	1.16%	Series B	6,185,567	3,000	476
21021 Corsair Blvd. Hayward, CA 94545		Preferred Stock	0.36%	Series C-2	1,927,309	655	156
		Preferred Stock	4.98%	Series D	20,251,220	1,932	1,978

Total Optiscan Biomedical, Corp.					28,364,096	5,587	2,610

Total Equity Medical Device & Equipment (1.03%)*						8,512	6,348

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	0.87%	Series C	189,394	500	756
201 Industrial Road, Suite 310 San Carlos, CA 94070

Total Equity Biotechnology Tools (0.12%)*						500	756

Transmedics, Inc.	Surgical Devices	Preferred Stock	0.29%	Series B	88,961	1,100	53
200 Minuteman Road, Suite 302 Andover, MA 01810		Preferred Stock	0.39%	Series C	119,999	300	131
		Preferred Stock	0.83%	Series D	260,000	650	720

Total Transmedics, Inc.					468,960	2,050	904

Gynesonics, Inc.	Surgical Devices	Preferred Stock	0.15%	Series B	219,298	250	62
604 5th Avenue, Suite D Redwood City, CA 94063		Preferred Stock	0.44%	Series C	656,512	282	117
		Preferred Stock	1.09%	Series D	1,621,553	580	605

Total Gynesonics, Inc.					875,810	1,112	784

Total Equity Surgical Devices (0.28%)*						3,162	1,688

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage ownership	Series	Shares	Cost(2)	Value(3)

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock	0.33%	Series D	145,590	$1,000	$572
345 Hudson St. 16th Floor New York, NY 10014

Total Equity Media/Content/Info (0.09%)*						1,000	572

Total Equity (8.73%)						51,654	53,724

Total Investments (157.24%)						$977,704	$967,984

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $39,533 million, $48,528 million and $8,995 million respectively. The tax cost of investments is $978,533 million
(3)	Except for warrants in nineteen publicly traded companies and common stock in eight publicly traded companies, all investments are restricted at March 31, 2013 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as a company in which the Company owns as least 5% but not more than 25% of the voting securities of the Company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as a company in which the Company owns as least 25% but not more than 50% of the voting securities of the company.
(8)	Debt is on non-accrual status at March 31, 2013, and is therefore considered non-income producing.
(9)	Convertible Senior Debt.
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional nonqualifying assets.
(11)	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization (as defined in Note 4 to our financial statements).

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004 and as of March 31, 2013. The information for the periods ended December 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004 has been derived from our audited financial statements for these periods. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2012 is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C.
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
December 31, 2011	—	—	N/A
December 31, 2012	—	—	N/A
December 31, 2013 (as of March 31, 2013, unaudited)	—	—	N/A
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	73,369	N/A
December 31, 2012	—	—	N/A
December 31, 2013 (as of March 31, 2013, unaudited)	—	—	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012	—	—	N/A
December 31, 2013 (as of March 31, 2013, unaudited)	—	—	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013 (as of March 31, 2013, unaudited)	$76,000,000	$15,937	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013 (as of March 31, 2013, unaudited)	$149,000,000	$8,129	N/A
Senior Convertible Notes
December 31, 2011	$70,352,983	$10,623	$885
December 31, 2012	$71,435,783	$15,731	$1,038
December 31, 2013 (as of March 31, 2013, unaudited)	$71,706,483	$16,891	$1,095
April 2019 Notes Payable
December 31, 2012	$84,489,500	$13,300	$986
December 31, 2013 (as of March 31, 2013, unaudited)	$84,489,500	$14,335	$1,023.2
September 2019 Notes Payable
December 31, 2012	$85,875,000	$13,086	$1,003
December 31, 2013 (as of March 31, 2013, unaudited)	$85,875,000	$14,104	$1,036
Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691	$1,000
December 31, 2013 (as of March 31, 2013, unaudited)	$120,051,395	$10,089	$1,005

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of four members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and three who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	49	Chairman of the Board of Directors, President and Chief Executive Officer
Independent Directors:
Robert P. Badavas	60	Director
Joseph W. Chow	60	Director
Allyn C. Woodward, Jr.	72	Director

Executive Officers:
Jessica Baron	38	Vice President of Finance and Chief Financial Officer
Scott Bluestein	34	Chief Credit Officer
Todd Jaquez-Fissori	42	Senior Managing Director and Clean Technology Group Head
K. Nicholas Martitsch	54	Secretary, Associate General Counsel and Chief Compliance Officer
Parag I. Shah	41	Senior Managing Director and Life Sciences Group Head

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.

Set forth below is information regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, the nominee and each continuing director brings strong and unique experience, qualifications, attributes, and skills to the Board. This provides the Board, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the nominating and corporate governance committee believes that it is important to seek a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Interested Director

Manuel A. Henriquez is a co-founder of the Company and has been our Chairman and CEO since December 2003 and our President since April 2005. Prior to co-founding the Company, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez serves on the board of directors of Northeastern University, a global, experiential research university, the Lucile Packard Foundation for Children’s Health, the sole fundraising entity for Lucile Packard Children’s Hospital and the child health programs at Stanford University School of Medicine, as well as the Children’s Health Council, a diagnostic and treatment center for children and adolescents facing developmental and behavioral challenges. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Henriquez brings to the Company a unique business expertise and knowledge of financing technology related companies as well as extensive financial and risk assessment abilities. Mr. Henriquez possesses a vast array of knowledge in venture capital financing which assists us in the markets in which we compete. Mr. Henriquez’s years of experience as our Chairman and CEO since co-founding the Company demonstrates his leadership skills that are valuable in his role as our Chairman and CEO.

Independent Directors

Each of the following directors is “independent” under the NYSE rules and are not “interested directors” as defined in Section 2(a)(19) of the 1940 Act.

Robert P. Badavas has served as a director since March 2006. Since January 2012, Mr. Badavas has served as President and Chief Executive Officer of PlumChoice, Inc., a venture backed technology care, software and services company. Mr. Badavas also has served on the board of directors of PlumChoice since November 2010. Previously, Mr. Badavas served as President of Petros Ventures, Inc., a management and advisory services firm. Mr. Badavas was President and Chief Executive Officer of TAC Worldwide, a multi-national, technical workforce management and business services company, from December 2005 through October 2009, and was Executive Vice President and Chief Financial Officer of TAC Worldwide from November 2003 to December 2005. Prior to joining TAC Worldwide, Mr. Badavas was a Partner and Chief Operating Officer of Atlas Venture, an international venture capital firm, from September 2001 to September 2003 and Chief Executive Officer at Cerulean Technology, Inc., a venture capital backed wireless application software company. Since May 2007, Mr. Badavas has served on the board of directors and is chairman of the Audit Committee of Constant Contact, Inc. (NASDAQ: CTCT), a provider of email and other engagement marketing products and services for small and medium sized organizations. In addition, Mr. Badavas serves as vice-chairman of the board of trustees of Bentley University in Waltham, MA. Mr. Badavas also serves on the board of Hellenic College/Holy Cross School of Theology in Brookline, MA where he serves on the Executive Committee of the board as its Treasurer and Chair of the Real Estate and Investment Committees. Mr. Badavas is Chairman Emeritus of The Learning Center for the Deaf in Framingham, MA and currently serves on the board’s Advancement and Finance Committees. Mr. Badavas is a certified public accountant with nine years of experience at PricewaterhouseCoopers, LLP, an independent registered public accounting firm. Also, Mr. Badavas has completed a program that studied strategies to make corporate boards more effective at the Harvard Business School. Mr. Badavas is active in board of director organizations and regularly attends professional seminars addressing issues of current import to boards of directors. Mr. Badavas is a magna cum laude graduate of Bentley University with a BS in Accounting and Finance.

Through his prior experience as a director, chief executive officer, chief operating officer and chief financial officer, Mr. Badavas brings business expertise, executive leadership experience, finance, and audit skills to his Board service with the Company. Mr. Badavas’ expertise, experience and skills closely align with our operations, and his prior investment experience with venture capital firms and technology companies facilitates an in-depth understanding of our investment business. Mr. Badavas’ expertise and experience also qualify him to serve as Chairman of our Audit Committee and as our audit committee financial expert.

Joseph W. Chow has served as a director since February 2004. Mr. Chow retired in March 2011 as Executive Vice President at State Street Corporation (NYSE: STT), a leading global provider of asset servicing and investment management services to institutional investors, where he was responsible for the development of business strategies for emerging economies. He served on the company’s Asia Pacific and European Executive Boards, as a board director of State Street’s Technology Center in China, and chaired State Street’s Corporate Environmental Sustainability Committee. Previously, having retired from State Street in 2003 and returned in 2004, he assumed the role of Executive Vice President and chief risk and corporate administration officer responsible for Enterprise Risk Management, Compliance, Regulatory Affairs, Basel Capital Accord Implementation, and Community Affairs; he was a member of the Operating Group, the company’s most senior 11-member strategy and policy management committee. Prior to 2003, Mr. Chow was State Street’s Executive Vice President and head of credit and risk policy responsible for corporate-wide risk management, focusing on credit, market, operational, fiduciary, and compliance risks. He chaired the company’s Major Risk Committee, Fiduciary Review Committee, and Securities Finance Risk Management Committee and served as a member of the Asset Liability Management Committee and Financial Policy Committee. Before joining State Street, Mr. Chow worked at Bank of Boston in various international and corporate banking roles from 1981 to 1990 and specialized in the financing of emerging-stage high technology companies. Mr. Chow is a board trustee/director and serves on the audit committee of the Delaware Investments Family of Funds and a director of the Hong Kong Association of Massachusetts. He served on the board of directors of China Universal Asset Management, Inc. in Shanghai, the Greater Boston Chamber of Commerce, and the Asian Community Development Corporation, a not-for-profit community development corporation focused on building affordable housing in Boston. Mr. Chow also is a trustee of the Boston Children’s Museum. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received a Master in City Planning from the Massachusetts Institute of Technology and an M.S. in Management (Finance) from the MIT Sloan School of Management.

Through his experience as a senior executive of a major financial institution, Mr. Chow brings business expertise, finance and risk assessment skills to his Board service with the Company. Mr. Chow’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments in technology related companies. Mr. Chow’s risk management expertise and credit related experience also qualify him to serve as Chairman of our Valuation Committee.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward was Vice Chairman of Adams Harkness Financial Group (AHFG-formerly Adams, Harkness & Hill) from April 2001 until January 2006 when AHFG was sold to Canaccord, Inc., an independent investment dealer. He previously served as President of AHFG from 1995 to 2001. AHFG was an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining AHFG, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April 1995, initially as Executive Vice President and Co-founder of the Wellesley, MA office and subsequently as Senior Executive Vice President and Chief Operating Officer of the parent bank in California. Silicon Valley Bank is a commercial bank, headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England, Boston, MA where he was employed from 1963-1990. He is also a former Director and Chairman of LeCroy Corporation, which was sold in August 2012, and a former director of Viewlogic Systems, Inc. and Cayenne Software, Inc. Mr. Woodward serves on the boards of three private companies and is on the boards of advisors of five venture capital funds. Mr. Woodward holds an Executive Master Professional Director Certification, their highest level award, from the American College of Corporate

Directors, a public company director education and credentialing organization, is a member of the Board Leaders Group, and is a member of the National Association of Corporate Directors. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250 bed hospital located in Newton, MA. Mr. Woodward is on the Board of Overseers, a member of the Investment Committee, the Finance Committee and the Private Equity Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University.

Mr. Woodward’s executive and board experience brings extensive business, finance and investment expertise to his Board service with the Company. His experiences with financial services, bank and technology related companies provide a unique perspective on matters involving business, finance and technology. Mr. Woodward’s many board related experiences makes him skilled in leading committees requiring substantive expertise. He is uniquely qualified to lead in the continued development of our Board’s policies regarding compensation and governance best practices by serving as Chairman of our Compensation Committee and Nominating and Corporate Governance Committee and by serving as our Lead Independent Director.

Non-director Executive Officers

Jessica Baron joined our Company in October 2006 as Corporate Controller and was promoted to Vice President of Finance in October 2010. Effective June 1, 2011, our Board appointed Ms. Baron as Vice President of Finance and Interim Chief Financial Officer, and effective March 27, 2012, our Board appointed her as our permanent Chief Financial Officer. During her tenure at the Company, Ms. Baron has been involved in financial reporting, financial process and systems design and implementation. Prior to joining Hercules, she was served in strategic finance roles at Cisco Systems, Inc. from 2004 to 2006 and at Levi Strauss and Company from 2002 to 2004. Ms Baron also served as a finance and accounting manager at Dominion Ventures and Dominion Capital Management from 2000 to 2002. She also was at PricewaterhouseCoopers LLP in supervisory roles in both its consulting and business assurance divisions from 1997 to 2000. Ms. Baron earned a Bachelor of Arts degree in Human Biology and a Master of Arts degree in Sociology from Stanford University and a Master of Business Administration degree with an emphasis in Finance from the University of California, Berkeley, Haas School of Business. She is a Certified Public Accountant in the state of California.

Parag I. Shah joined our Company in November 2004 as Managing Director of Life Sciences and was promoted to Senior Managing Director in June 2006. During March 2008 Mr. Shah was promoted by our Board to the position of Life Science Group Head. Prior to joining Hercules, Mr. Shah served as Managing Director for Biogenesys Capital from April 2004 to November 2004. From April 2000 to April 2004, Mr. Shah was employed by Imperial Bank, where he served as a Senior Vice President in Imperial Bank’s Life Sciences Group, beginning in October 2000, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his Masters degrees in Technology, Management and Policy as well as his Bachelor’s degree in Molecular Biology at the Massachusetts Institute of Technology (MIT). During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Scott Bluestein joined our Company in November 2010 as Chief Credit Officer. Mr. Bluestein previously served as founder and partner of Century Tree Capital Management from February 2009 until June 2010. Prior to that, he was managing director at Laurus-Valens Capital Management, a New York based investment firm specializing in providing financing to small and micro cap growth oriented businesses through a combination of secured debt and equity securities, including new investments, portfolio management, and restructurings from June 2003 until February 2010. Previously, Mr. Bluestein worked at UBS Investment Bank, where he was a member of their Financial Institutions Coverage Group focused on the Financial Technology space. Mr. Bluestein received his Bachelor of Business Administration from Emory University.

Todd Jaquez-Fissori joined our Company in November 2009 as Managing Director and was promoted by our Board to the position of Clean Technology Group Head in May 2011 and Technology Group Head in October 2011. In July, 2012, Mr. Jaquez-Fissori was appointed to the position of Senior Managing Director and Clean Technology Group Head. Before joining Hercules Technology in 2009, Mr. Jaquez-Fissori served as a director at TriplePoint Capital from February 2008 to December 2008 and was the general partner in charge of clean technology investing at Siemens Venture Capital from March 2004 to February 2008. Prior to working at Siemens Venture Capital, Mr. Jaquez-Fissori served as a principal at Boulder Ventures from March 2000 to March 2004 and as an analyst at Mayfield from May 1996 to September 1998. Mr. Jaquez-Fissori received a B.A. from Penn State University and an M.B.A. from the University of Pennsylvania Wharton School of Business.

K. Nicholas Martitsch joined the Company in February 2007 as Associate General Counsel. In August 2012, he was appointed Chief Compliance Officer and Secretary. Mr. Martitsch has more than 20 years of experience in the financial services industry as both an attorney and operating executive. Prior to joining Hercules Technology, Mr. Martitsch worked in the fields of mergers and acquisitions and asset-based finance with Goldman Sachs & Co., a leading investment bank, from 1981-1983 and as Senior Counsel at The CIT Group, a leading middle market financing company, from 1993 to 1997. In addition, Mr. Martitsch was general counsel of Dell Financial Services LP, a financing company, from 1997 to 1999, as part of the founding management team of that vendor-finance joint venture between Dell Computer Corporation and The CIT Group. Mr. Martitsch also worked in venture lending and leasing and international finance with Silicon Valley Bank, a leading commercial bank, from 1999 to 2000 and 2002 to 2003. Mr. Martitsch also has experience in private law practice with Brown & Wood (now Sidley Austin LLP) from 1986 to 1998 and Jackson Tufts Cole & Black LLP, focusing on secured transactions, equipment leasing and securitizations, from 1988 to 1993. Between 2003 and 2007, Mr. Martitsch served in various legal and financial capacities at several start-up companies and other financial services companies. Mr. Martitsch holds a B.A. in Philosophy from Princeton University and a J.D. from Washington and Lee University School of Law.

Board of Directors

The number of directors is currently fixed at four directors.

Our Board of Directors is divided into three classes. Class I directors hold office for a term expiring at the annual meeting of stockholders to be held in 2014, Class II directors hold office for a term expiring at the annual meeting of stockholders to be held in 2015 and Class III directors hold office for a term expiring at the annual meeting of stockholders to be held in 2013. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Mr. Woodward’s term expires in 2015, Mr. Henriquez’s term expires in 2013 and Messrs. Badavas and Chow’s terms expire in 2014. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Compensation of Directors

The Compensation Committee has the authority from the Board for the appointment, compensation and oversight of the Company’s outside compensation consultant. The Compensation Committee generally engages a compensation consultant every other year to assist the Compensation Committee with its responsibilities related to the Company’s director compensation program.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Robert P. Badavas	$181,000	—	—	$3,950	$184,950
Joseph W. Chow	$181,000	—	—	$3,950	$184,950
Allyn C. Woodward, Jr.	$194,000	$52,950	$25,612	$3,183	$275,745
Manuel A. Henriquez(5)	—	—	—	—	—

(1)	Mr. Badavas, Mr. Chow and Mr. Woodward earned $131,000, $131,000 and $144,000, respectively, and each elected to receive an additional retainer fee of 4,528 shares of our common stock in lieu of cash. The total value of the shares issued to each of Mr. Badavas, Mr. Chow and Mr. Woodward for services in fiscal 2012 was $50,000.
(2)	During 2012, the Company granted Mr. Woodward a restricted stock award of 5,000 shares. See the discussion set forth under “2006 Non-Employee Director Plan” below. The amount reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock grant is measured based on the closing price of our common stock on the date of grant.
(3)	During 2012, the Company granted Mr. Woodward a stock option award of 15,000 shares. See the discussion set forth under “2006 Non-Employee Director Plan”. The amount reflects the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, please refer to Note 7 to the consolidated financial statements.
(4)	Represents dividends paid on unvested restricted stock awards during 2012.
(5)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as Chief Executive Officer of the Company is disclosed in the Summary Compensation Table as set forth herein.

As of December 31, 2012, Messrs. Badavas, Chow and Woodward had outstanding options in the amount of 35,000, 35,000 and 40,000, respectively. As of December 31, 2012, Messrs. Badavas, Chow and Woodward held unvested shares of restricted stock in the amount of 3,333, 3,333 and 5,000, respectively.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $50,000 and the chairperson of each committee receives an additional $15,000 annual fee. Each independent director also receives $2,000 for each Board or committee meeting they attend, whether in person or telephonically. In 2012, we granted each independent director an additional retainer of $50,000, which was distributed as shares of common stock in lieu of cash. Employee directors and non-independent directors do not receive compensation for serving on the Board. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board meetings.

Directors do not receive any perquisites or other personal benefits from the Company.

Under current SEC rules and regulations applicable to business development companies (“BDC”), a BDC may not grant options or restricted stock to non-employee directors unless it receives exemptive relief from the SEC. The Company filed an exemptive relief request with the SEC to allow options and restricted stock to be issued to its non-employee directors, which was approved on October 10, 2007. On June 22, 2010, the Company received approval from the SEC regarding its exemptive relief request permitting its employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

On June 21, 2007, the stockholders approved amendments to the 2004 Equity Incentive Plan and the 2006 Non-Employee Director Plan allowing for the grant of restricted stock. The 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the 2004 Equity Incentive Plan and 2006 Non- Employee Director Plan to 10% of the outstanding shares of the Company’s common stock on the effective date of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of common stock issued or delivered by the Company during the terms of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by directors plays a role in effectively aligning the interests of directors with those of our stockholders and strongly motivates the building of long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each director is required to beneficially own at least three times the individual’s annual retainer fee in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each director has exceeded his respective guideline as of December 31, 2012.

CORPORATE GOVERNANCE

Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer, our Chief Financial Officer, our Chief Credit Officer, our Secretary, Associate General Counsel and Chief Compliance Officer, and other officers and employees, and by reviewing materials provided to them and participating in meetings of the Board and its committees.

Corporate Governance Changes in Fiscal Year 2012 and for Fiscal Year 2013

Because our Board is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the NYSE’s listing standards. The Board has approved Corporate Governance Guidelines that provide a framework for the operation of the Board and address key governance practices. The Board has adopted a number of policies to support our values and good corporate governance, including Corporate Governance Guidelines, Board committee charters, Insider Trading Policy, Code of Ethics, Code of Business Conduct and Related Person Transaction Approval Policy.

During fiscal year 2012 and for fiscal year 2013, our Board made changes to our corporate governance policies and practices, including:

•	reviewed our Compliance Manual and made changes, where required, with the approval of our Board;

•

reviewed all of our corporate governance policies and our committee charters to ensure compliance with the NYSE corporate governance listing standards following our listing on the NYSE in April 2012; and

•

as a result of the ongoing plan to integrate our comprehensive compliance program, conducting training sessions in 2013 to remind employees of their obligations as employees and officers of the BDC and the specific policies and procedures that have been designed by us to reasonably ensure that the our employees are in compliance with federal securities laws and other laws.

Board Leadership Structure

Chairman and Chief Executive Officer

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since 2004, Mr. Henriquez has served as both Chairman of the Board and Chief Executive Officer.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:

•	three of the four current directors of the Company are independent directors;

•	all of the members of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Valuation Committee are independent directors;

•	the Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;

•	the Board and its committees regularly conduct meetings which specifically include Mr. Henriquez;

•

the Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors; and

•	the Board and its committees interact with employees of the Company outside the ranks of senior management.

Lead Independent Director

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Allyn C. Woodward, Jr., the Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee, currently serves as the Lead Independent Director. The Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	has the authority to call meetings of the independent directors;

•	frequently consults with the Chairman and Chief Executive Officer about strategic policies;

•	provides the Chairman and Chief Executive Officer with input regarding Board meetings;

•	serves as a liaison between the Chairman and Chief Executive Officer and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and Chief Executive Officer, coupled with a substantial majority of independent, experienced directors, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board Oversight of Risk

While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for oversight of the material risks faced by our Company at both the full Board level and at the committee level.

The Board’s Audit Committee has oversight responsibility not only for financial reporting with respect to the Company’s major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing the Company. In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be implicated by our executive compensation program.

Management provides regular updates throughout the year to the Board regarding the management of the risks they oversee at each regular meeting of the Board. Also, the Board receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, the full Board reviews the Company’s short and long-term strategies, including consideration of significant risks facing the Company and their potential impact.

Director Independence

The NYSE’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our Board and every member of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent.” Under the NYSE’s listing standards and our Corporate Governance Guidelines, no director will be considered to be independent unless and until our Board affirmatively determines that such director has no direct or indirect material relationship with the Company or our management. Our Board reviews the independence of its members annually.

In determining that Messrs. Badavas, Chow and Woodward are independent, the Board, through the Nominating and Corporate Governance Committee, considered the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and the Company and its subsidiaries, on the other hand.

Committees of the Board

The Board has established an Audit Committee, a Valuation Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. A brief description of each committee is included in this Proxy Statement and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are available on the Investor Relations section of the Company’s website at http://investor.htgc.com/governance.cfm

The table below provides current membership (M) and chairmanship (C) information for each standing Board committee.

Name	Audit	Valuation	Compensation	Nominating and Corporate Governance
Robert P. Badavas	C	M	M	M
Joseph W. Chow	M	C	M	M
Allyn C. Woodward, Jr.	M	M	C	C
Manuel A. Henriquez	—	—	—	—

During 2012, the Board held 23 Board meetings, 26 committee meetings and acted by written consent. All of the directors attended at least 95% of the Board meetings and all of the respective committee meetings on which they serve. Each director makes a diligent effort to attend all Board and committee meetings, as well as the Annual Meeting of Stockholders. Each of the directors attended the Company’s 2012 Annual Meeting of Stockholders in person.

Audit Committee. Our Board has established an Audit Committee. The Audit Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Badavas currently serves as Chairman of the Audit Committee and is an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities related to: (i) appointing, overseeing and replacing, if necessary, the independent auditor; (ii) overseeing the accounting and financial reporting processes of the Company and its subsidiaries; (iii) overseeing the integrity of the financial statements of the Company and its subsidiaries; (iv) establishing procedures for complaints relating to accounting, internal accounting controls or auditing matters, (v) examining the independence qualifications and; (vi) preparing the report required by the SEC to be included in the Company’s annual proxy statement; (vii) assisting the Board’s oversight of the Company’s compliance with legal and regulatory requirements; and (viii) assisting the Board in fulfilling its oversight responsibilities related to the systems of internal controls and disclosure controls which management has established regarding finance, accounting, and regulatory compliance. During the last fiscal year, the Audit Committee held ten meetings and acted by written consent.

The Audit Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

annually, evaluating the appointment, compensation and retention of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and its subsidiaries, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•	preapproving any independent auditors’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent auditors);

•

receiving formal written statements, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company; discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, addressing, at least annually, the matters, required by applicable requirements of the Public Company Accounting Oversight Board; recommending to the Board actions to satisfy the Board of the independence of the audit; and, if so determined by the Committee, recommending that the Board take appropriate action to oversee the independence of the auditor;

•

at least annually, obtaining and reviewing a report from the independent auditor detailing the firm’s internal quality control procedures, any material issues raised by the independent auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm and all relationships between the independent auditor and the Company;

•

annually, obtaining from the independent auditors a formal written statement of the fees billed in the last fiscal year for categories of services rendered by the independent auditors, and listed in the Committee charter;

•

monitoring the rotation of the lead (or coordinating) audit partner (or other employees of the independent auditor if required by SEC rules and regulations) having primary responsibility for the audit and the audit partner responsible for reviewing the audit;

•

considering the effect on the Company of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; and (ii) any changes in service providers, such as the accountants, that could impact the Company’s internal control over financial reporting;

•

evaluating the efficiency and appropriateness of the services provided by the independent auditors, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information;

•	reviewing with the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

•	reviewing with the independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation;

•

interacting with the independent auditors, including meeting with the independent auditors at least four times during each fiscal year, reviewing and, where necessary, resolving any problems or difficulties the independent auditor may have encountered in connection with the annual audit or otherwise, any management letters provided to the Committee and the Company’s responses;

•

reviewing and discussing with management and the independent auditor the Company’s system of internal controls (including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data), its financial and critical accounting practices, and policies relating to risk assessment and management;

•

receiving and reviewing reports of the independent auditor discussing: (i) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•	reviewing and discussing with management and the independent auditor the Company’s annual and quarterly financial statements;

•	discussing the Company’s earnings press releases, as well as the nature of financial information provided to analysts and rating agencies;

•	reviewing material pending legal proceedings involving the Company and other contingent liabilities;

•

periodically, meeting separately with management (or other personnel responsible for the internal audit function) and with independent auditors to discuss results of examinations of the Company’s internal controls and procedures;

•	discussing with the independent auditors the matters required to be communicated to the Audit Committee in accordance with Statement on Auditing Standards No. 61;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees, consultants or contractors of concerns regarding questionable accounting or accounting matters;

•	setting hiring policies relating to the Company’s hiring of employees or former employees of the independent auditors;

•	producing a Committee report for inclusion in the Company’s annual report on Form 10-K or proxy statement for the annual meeting of stockholders;

•	reviewing the adequacy of this audit committee charter annually and submitting an audit committee charter to Board for approval;

•	reporting recommendations to the Board on a regular basis and annually performing, or participating in, an evaluation of the Committee;

•	reviewing such other matters as the Board or the Committee shall deem appropriate; and

•	determining funding necessary for ordinary administrative expenses that are necessary or appropriate in carrying out the Committee’s duties.

Valuation Committee. Our Board has established a Valuation Committee. The Valuation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Chow currently serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board the fair value of debt and equity securities in accordance with established valuation procedures. The Valuation Committee may utilize the services of an independent valuation firm in determining the fair value of these securities. During the last fiscal year, the Valuation Committee held seven meetings.

The Valuation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

determining the fair value of the Company’s portfolio debt and equity securities and other assets in accordance with the 1940 Act and the valuation policies and procedures adopted by the Board, as amended from time to time, in order to recommend the portfolio valuation to the full Board for approval; and

•

retaining, terminating and determining the compensation for an independent valuation firm and any legal, accounting or other expert or experts to assist in: (i) reviewing the Company’s valuation processes applicable to non-publicly traded companies; (ii) reviewing fair market value calculations as requested from time to time with respect to select companies; and (iii) carrying out the Valuation Committee’s duties and responsibilities.

Compensation Committee. Our Board has established a Compensation Committee. The Compensation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. During the last fiscal year, the Compensation Committee held seven meetings and acted by written consent.

The Compensation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•	assisting the Board in developing and evaluating potential candidates for executive positions (including the Chief Executive Officer) and overseeing the development of executive succession plans;

•

annually, reviewing and approving corporate objectives relevant to the Chief Executive Officer and other executive officer’s total compensation, evaluating the Chief Executive Officer’s and other executive officers’ performance to ensure that it is designed to achieve the objectives of rewarding the Company’s executive officers appropriately for their contributions to corporate growth and profitability and, together with the Company’s Chief Executive Officer, evaluating and approving the compensation of the Company’s other executive officers;

•	annually, determining and approving the compensation paid to the Company’s Chief Executive Officer;

•

annually, reviewing the corporation’s compensation practices and the relationship among risk, risk management and compensation in light of the corporation’s objectives, including its safety and soundness and the avoidance of practices that would encourage excessive risk;

•

periodically, reviewing the Company’s incentive compensation plans and perquisites, making recommendations to the Board regarding the adoption of new employee incentive compensation plans and equity-based plans, and administering the Company’s existing incentive compensation plans and equity-based plans;

•	periodically, evaluating the compensation of directors and making recommendations regarding adjustments to such compensation;

•

producing a Committee report on executive compensation for inclusion in the Company’s annual report on Form 10-K or proxy statement for the Annual Meeting in accordance with Item 407(e)(5) of Regulation S-K;

•

annually reviewing and discussing with Company management the executive compensation disclosure to be included in the Company’s annual report on Form 10-K or the Company’s proxy statement for the Annual Meeting, including the Compensation Discussion and Analysis (“CD&A”) required by Item 402 of Regulation S-K, and subsequent to such review determining whether to recommend to the Board that such disclosure be included in the Company’s annual report on Form 10-K or the Company’s proxy statement for the Annual Meeting;

•	periodically, reviewing and assessing the adequacy of the Compensation Committee charter and submitting any changes to the Board for approval;

•	determining funding necessary for ordinary administrative expenses that are necessary or appropriate in carrying out the Committee’s duties;

•	regularly, reporting recommendations to the Board, and annually performing, or participating in, an evaluation of the Committee, the results of which shall be presented to the Board;

•

when it is determined by the Committee that a consulting firm (or other expert) is to assist in the assessment of the CEO’s or other senior executive officer’s compensation, the Committee is responsible for retaining and terminating such firm or experts and approving the consulting firm or other expert’s fee and other retention terms;

•	retaining legal, accounting or other experts that the Committee determines to be necessary to carry out its duties and determining compensation for such advisors; and

•	reviewing such other matters as the Board or the Committee deem appropriate.

Nominating and Corporate Governance Committee. Our Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will nominate to the Board for consideration candidates for election as directors to the Board. During the last fiscal year, the Nominating and Corporate Governance Committee held two meetings. The Nominating and Corporate Governance Committee met in December 2012 to consider candidates for election to the Board for our 2013 Annual Meeting.

The Nominating and Corporate Governance Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

identifying individuals qualified to become Board members, consistent with criteria approved by the Board, receiving nominations for such qualified individuals, selecting, or recommending that the Board select, the director nominees for the next Annual Meeting taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;

•	recommending to the Board candidates for election to the Board and evaluating the Board in accordance with criteria set forth in the Committee charter;

•	monitoring Board composition and recommending candidates as necessary to ensure that the number of independent directors serving on the Board satisfies the NYSE and SEC requirements;

•

developing and periodically evaluating initial orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

•	establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating and Corporate Governance Committee for consideration for nomination as a director;

•	recommending to the Board qualified individuals to serve as committee members on the various Board committees;

•

recommending to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board, the Chairman of the Board and the Chief Executive Officer of the Company, and its standing Audit Committee, Compensation Committee and Valuation Committee;

•

clearly articulating to each director what is expected of their tenure on the Board, including directors’ basic duties and responsibilities with respect to attendance at Board meetings and advance review of meeting materials;

•

developing and periodically evaluating orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

•

reviewing the Company’s practices and policies with respect to directors, including the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the Board and the structure of Board meetings and making recommendations to the Board with respect thereto;

•	overseeing the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company;

•	monitoring and making recommendations to the Board on matters of Company policies and practices relating to corporate governance;

•	annually, evaluating the Company’s Code of Business Conduct and Ethics and, if appropriate, recommending changes to that code;

•	in concert with the Board, reviewing the Company’s policies with respect to significant issues of corporate public responsibility, including charitable contributions;

•	considering and reporting to the Board any questions of possible conflicts of interest of Board members;

•	reviewing stockholder proposals regarding corporate governance and making recommendations to the Board;

•	reviewing and assessing the adequacy of the Committee charter and the charters of other existing Board committees, submitting any changes to the Board for approval;

•	reporting committee actions to the Board on a regular basis and annually performing, or participating in, an evaluation of the Committee;

•	annually, performing or participating in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board;

•	retaining and terminating a search firm to assist in the identification of director candidates, and approving the search firm’s fees and other retention terms; and

•	retaining legal, accounting or other experts that the Committee determines to be necessary to carry out its duties, and to determine compensation for such advisors.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board;

•	whether or not the nominee is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the Nominating and Corporate Governance Committee recommends to expand the size of the Board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and the Board provide suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Consultants may also be engaged to assist in identifying qualified individuals.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations department at (650) 289-3060. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Hercules Technology Growth Capital, Inc., c/o K. Nicholas Martitsch, Secretary, Chief Compliance Officer and Associate General Counsel, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of the Board.

Allyn C. Woodward, Jr., the Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee, currently serves as the Lead Independent Director, and presides over all meetings of the directors, including executive sessions of the independent directors. Parties may communicate directly with Mr. Woodward by sending their communications to Hercules Technology Growth Capital, Inc., c/o K. Nicholas Martitsch, Secretary, Chief Compliance Officer and Associate General Counsel. All communications received in this manner will be delivered to Mr. Woodward.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or the Codes, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our Secretary and Associate General Counsel. The communication will be forwarded to the chair of the Audit Committee if the Secretary and Associate General Counsel determines that the matter has been submitted in conformity with our whistleblower procedures or otherwise determines that the communication should be so directed.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Ethics

Our code of ethics, which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics which is available on our website at http://investor.htgc.com/governance.cfm, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of the Compensation Program

This section describes the compensation programs for our Chairman and Chief Executive Officer and Chief Financial Officer in fiscal year 2012 and our three most highly compensated executive officers employed at the end of fiscal year 2012. We refer to the individuals collectively as our named executive officers, or NEOs.

Our current NEOs are:

•	Manuel Henriquez, Chairman and Chief Executive Officer;

•	Jessica Baron, Chief Financial Officer;

•	Parag Shah, Senior Managing Director and Life Science Group Head;

•	Scott Bluestein, Chief Credit Officer; and

•	Todd Jaquez-Fissori, Senior Managing Director and Clean Technology Group Head.

Executive Summary

Our compensation programs are intended to align our NEOs’ interests with those of our stockholders by rewarding performance that meets or exceeds the expectations of the Compensation Committee. In line with our compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of our annual and long-term performance objectives. Our NEOs’ total compensation is comprised of a mix of annual base salary, annual cash bonus and short-term equity incentive awards in the form of restricted stock awards based on corporate and executive performance factors, and long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

In 2012, we achieved the following portfolio and financial highlights:

•	ended the year with total investments of approximately $906.3 million, an increase of 38.8% year over year and our highest level since inception;

•

originated approximately $636.6 million in total commitments to new and existing portfolio companies during 2012, bringing total committed capital to $3.4 billion to over 220 companies since commencing originations in 2004;

•	funded approximately $469.1 million of debt and equity investments during 2012;

•

increased net investment income by 21.5% to approximately $48.1 million, as compared to $39.6 million for fiscal year 2011. Net investment income per share increased by approximately 5.5% to $0.96 on 49.1 million basic shares outstanding, as compared to $0.91 per share on 43.0 million shares outstanding for fiscal year 2011;

•	maintained consistent credit quality with a weighted average loan grade of 2.06 on the portfolio as of December 31, 2012, as compared to 2.01 as of December 31, 2011;

•	finished 2012 in a strong liquidity position with approximately $288.0 million in available liquidity, including $183.0 million in cash and $105.0 million in bank credit facility availability;

•	completed a $170.4 million public offering of 7.00% senior notes due 2019;

•	completed two public offerings of common stock for approximately $81.7 million in gross proceeds; and

•	issued $129.0 million of Asset Backed Notes rated A2 by Moody’s Investors Service, Inc. in a securitization transaction.

Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Annual Report on Form 10-K for a more detailed description of our fiscal year 2012 results.

Compensation Philosophy

The compensation and benefit programs of the Company adopted by our Compensation Committee are designed with the goal of providing compensation that is fair, reasonable and competitive and are intended to help us align the compensation paid to our NEOs with both our short and long-term objectives. The Compensation Committee reviews various metrics when determining compensation for the executive officers. The Compensation Committee does not use specific metrics for the compensation of our Chief Executive Officer in accordance with the 1940 Act.

The key elements of our compensation philosophy include:

•	designing compensation programs that enable us to attract and retain the best talent in the industries in which we compete;

•	using short and long-term equity incentive and retention awards to align employee and stockholder interests;

•	aligning executive compensation packages with the Company’s performance; and

•	ensuring that our compensation program complies with the requirements of the 1940 Act.

We have designed compensation programs based on the following:

•

Achievement of Corporate Objectives and Executive Performance Factors—We believe that the best way to align compensation with the interests of our stockholders is to link executive compensation with individual performance and contribution along with the achievement of certain corporate objectives. The Compensation Committee determines executive compensation consistent with the achievement of certain corporate objectives and executive performance factors.

•

Discretionary Annual Bonus Pool—Over the course of the year, the Compensation Committee, together with input from our Chief Executive Officer, develops a range of amounts likely to be available for the discretionary annual cash bonus pool. The range for this bonus pool is dependent upon the Company’s current financial outlook and executive performance contributing to achieving our corporate objectives, does not utilize specified targets and is subject to the sole discretion of the Compensation Committee. This range is further refined during our third and fourth fiscal quarters into a specified pool to be used for discretionary annual cash bonuses for our NEOs. If executive performance exceeds performance expectations established during the year, compensation levels for the NEOs may exceed the specified pool amount at the discretion of our Compensation Committee. If executive performance falls below expectations, compensation levels may fall below the specified pool amount.

•

Competitiveness and Market Alignment—Our compensation and benefit programs are designed to be competitive with those provided by companies with whom we compete for investment and management personnel and to be sufficient to attract and retain the best talent for top performers within the industries in which we compete. We compete for employee talent with venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies including certain specialized commercial banks. Thus, we believe that our employee compensation and benefit plans should be designed to be competitive in the businesses in which we compete and sufficient to attract and retain talent. Our benefit programs, which include general health and welfare benefits, consisting of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan, are designed to provide competitive benefits and are not based on performance. As part of its annual review process, the Compensation Committee reviews the competitiveness of the Company’s current compensation levels of its NEOs relative to that of our comparative group companies identified below.

•

Alignment with Requirements of the 1940 Act—Our compensation program must align with the requirements of the 1940 Act, which imposes certain limitations on the structure of a BDC’s compensation program. For example, the 1940 Act prohibits a BDC from maintaining an incentive stock option award plan and a profit sharing arrangement simultaneously. As a result, if a BDC has an incentive stock option award plan, such as we do, it is prohibited from using specific performance measurements commonly utilized by non-BDC companies as a form of compensation or a profit sharing arrangement, such as a carried interest formula, a common form of compensation in the private equity industry. These limitations and other similar restrictions imposed by the 1940 Act limit the compensation arrangements that we can utilize in order to attract and retain our NEOs.

Components of Total Compensation

The Compensation Committee determined that the compensation packages for 2012 for our NEOs should consist of the following three key components:

•	annual base salary;

•	annual cash bonus and short-term equity incentive awards in the form of restricted stock awards based on corporate and executive performance factors; and

•	long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

Annual Base Salary

The annual base salary is designed to provide a minimum, fixed level of cash compensation to our NEOs in order to attract and retain experienced executive officers who can drive the achievement of our corporate objectives. While our NEOs’ initial base salaries are determined by an assessment of competitive market levels for comparable experience and responsibilities, the performance factors used in determining changes in base salary include individual performance, changes in role and/or responsibility and changes in the market environment.

Annual Cash Bonus and Short-Term Equity Incentive Awards

The annual cash bonus and short-term equity incentive in the form of restricted stock awards are designed to reward our NEOs that have achieved certain corporate and executive performance factors. The amount of the annual cash bonus and short-term equity incentive awards are determined by the Compensation Committee on a discretionary basis and are dependent on the achievement of certain executive performance factors, as described herein under the heading “Assessment of Corporate Performance” during the year. The Compensation Committee established these performance factors because it believes they are related to our achievement of both short and long-term corporate objectives and the creation of stockholder value.

Long-Term Equity Incentive and Retention Awards

The Compensation Committee’s principal goals in awarding long-term incentive stock options and/or restricted stock are to retain executive officers as well as align each NEO’s interests with our success and the long-term financial interests of our stockholders by linking a portion of the NEO’s compensation with the performance of the Company and the value delivered to stockholders. The Compensation Committee evaluates a number of criteria, including the past service of each NEO, the present and potential performance contributions of such NEO to our success, years of service, position, and such other factors as the Compensation Committee believes to be relevant in connection with accomplishing the purposes of the long-term goals of the Company. The Compensation Committee neither assigns a formula, nor assigns specific weights to any of these factors when making its determination of the NEOs’ long-term incentive awards. The Compensation Committee awards incentive stock options and/or restricted stock on a subjective basis, and such awards depend in each case on the performance of the NEO under consideration, and in the case of new hires, on their potential performance.

Short and Long-Term Equity Incentive Awards

Option awards under the 2004 Equity Incentive Plan are generally awarded upon initial employment and generally vest, subject to continued employment, over a period of time. Options are granted as incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to the extent permitted, with the remainder granted as nonqualified stock options.

All restricted stock grants under the 2004 Equity Incentive Plan made prior to March 4, 2013 will continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. Under the 2004 Equity Incentive Plan, restricted stock awards vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months.

We believe that by having two forms of equity incentive awards we are able to reward stockholder value creation in different ways. Stock options have exercise prices equal to the market price of our common stock on the date of the grant and reward employees only if our stock price increases. Restricted stock, although affected by both stock price increases and decreases, maintains value during periods of market volatility.

In May 2007, we received SEC exemptive relief, and our stockholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, permitting us to grant restricted stock awards.

The 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan to 10% of the outstanding shares of our stock on the effective date of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of stock issued or delivered by our Company during the terms of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. The approved amendments further specify that no one person will be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Equity Incentive Plan. Further, the amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 25% of our outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors and executive officers, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 20% of our outstanding voting securities.

Eligibility includes all of our NEOs. Each grant of restricted stock under the 2004 Equity Incentive Plan to our NEOs will contain such terms and conditions, including consideration and vesting, as our Board deems appropriate and as allowed for within the provisions of the 2004 Equity Incentive Plan. Under the 2006 Non-Employee Director Plan, restricted stock vests one-third each year on the anniversary of the date of the grant over a three-year period.

Benefits and Perquisites

Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefit program is designed to provide competitive benefits and is not based on performance. Other than the benefits described below, our NEOs do not receive any other benefits, including retirement benefits, or perquisites from the Company. Our NEOs and other full-time employees receive general health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2012, our 401(k) plan provided for a match of contributions by the Company for up to $6,500 per full-time employee. In September 2012, our Compensation Committee approved an increase for a match of contributions by the Company for up to $17,000 per full-time employee effective January 1, 2013.

Tax and Accounting Implications

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan in accordance with the requirements of FASB ASC Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on the grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, the Compensation Committee considers the income tax consequences to the Company of its compensation policies and procedures. In particular, the Compensation Committee considers Section 162(m) of the Internal Revenue Code, which limits the deductibility of non-performance-based compensation paid to certain of the NEOs to $1,000,000 per affected NEO. The Compensation Committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the Company’s capability to take an immediate compensation expense deduction. The Board believes that the best interests of the Company and its stockholders are served by executive compensation programs that encourage and promote the Company’s principal compensation philosophy, enhancement of stockholder value, and permit the Compensation Committee to exercise discretion in the design and implementation of compensation packages. Accordingly, the Company may from time to time pay compensation to its NEOs that may not be fully tax deductible, including certain bonuses and restricted stock. Stock options granted under our stock plan are intended to qualify as performance-based compensation under Section 162(m) and are generally fully deductible. We will continue to review the Company’s executive compensation plans periodically to determine what changes, if any, should be made as a result of the limitation on deductibility.

Establishing Compensation Levels

Role of the Compensation Committee

The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, independent directors as defined by the NYSE rules, and are not “interested persons” of our Company, as defined by Section 2(a)(19) of the 1940 Act. The Compensation Committee currently consists of Messrs. Woodward, Badavas and Chow.

The Compensation Committee operates pursuant to a charter that sets forth the mission of the Compensation Committee and its specific goals and responsibilities. A key component of the Compensation Committee’s goals and responsibilities is to evaluate and make recommendations to the Board regarding the compensation of the NEOs of the Company, and to review their performance relative to their compensation to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed above. In addition, the Compensation Committee evaluates and makes recommendations to the Board regarding the compensation of the directors for their services. Annually, the Compensation Committee:

•

reviews and approves corporate objectives relevant to the NEOs’ total compensation, evaluates the Chief Executive Officer’s performance to ensure that the compensation program is designed to achieve the objective of rewarding our Chief Executive Officer appropriately for his contributions to corporate performance;

•

reviews the Chief Executive Officer’s evaluation of the other NEOs’ performance to ensure that the compensation program is designed to achieve the objectives of rewarding our other NEOs appropriately for their contributions to corporate performance;

•	determines and approves the compensation paid to the Company’s Chief Executive Officer; and

•	together with our Chief Executive Officer’s input, reviews and approves the compensation of the other NEOs.

Periodically, the Compensation Committee reviews our incentive compensation plans and perquisites, if any, to ensure that such plans are consistent with our corporate objectives and appropriately align our NEOs’ interests with those of the Company’s stockholders and makes recommendations to the Board regarding adoption of new employee incentive compensation plans and equity-based plans. The Compensation Committee administers our stock incentive arrangements with our NEOs. The Compensation Committee may not delegate its responsibilities discussed above.

Role of Management

The key member of management involved in the compensation process is our Chief Executive Officer, Manuel Henriquez. Mr. Henriquez identifies and proposes certain corporate and executive performance factors that have been established to achieve short and long-term corporate objectives that are used by the Compensation Committee to determine total compensation. Over the course of the year, our Chief Executive Officer provides inputs to the Compensation Committee with his recommendations for the funding level for our discretionary annual cash bonus pool as it applies to our NEOs. These recommendations are based upon his evaluation of our current financial outlook and the performance of our NEOs, including their contributions to achieving our short and long-term corporate objectives as they relate to each NEO’s specific roles and responsibilities within our Company. Mr. Henriquez’s recommendations are presented to the Compensation Committee for its review and approval. Mr. Henriquez is not a member of the Compensation Committee and is not involved in the deliberations of the Compensation Committee.

The Compensation Committee makes all decisions with respect to compensation of all of our NEOs, including the allocation between long-term and current compensation, subject to review by the full Board. Our Compensation Committee meets outside of the presence of our Chief Executive Officer when reviewing and determining his compensation.

Role of the Compensation Consultant

The Compensation Committee has the authority from the Board for the appointment, compensation and oversight of the Company’s outside compensation consultant. The Compensation Committee generally engages a compensation consultant every other year to assist the Compensation Committee with its responsibilities related to the Company’s executive compensation programs. In the latter part of 2012, the Compensation Committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent compensation consultant, to provide summary compensation information regarding the compensation to be awarded to the Company’s executive officers for the fiscal year ended December 31, 2012 (the “2012 Report”), along with certain regulatory and governance guidance.

In connection with the retention, the Compensation Committee determined that Pearl Meyer had the necessary experience, skill and independence to advise the Committee. Pearl Meyer does not provide services to the Company other than under its engagement by the Compensation Committee related to compensation matters. Pearl Meyer was retained for an estimated fee of $30,000 for the 2012 Report and its related services and does not provide any other services to the Company. The Board conducted an independence assessment of Pearl Meyer and determined that no conflicts of interest exist between Compensation Committee members, directors or executive officers, and Pearl Meyer.

The Compensation Committee reviewed the 2012 Report when evaluating the Company’s executive compensation program for the fiscal year ended December 31, 2012. The compensation consultant, together with inputs from the Chief Executive Officer and the Compensation Committee, developed a list of comparative group companies, primarily other BDCs, based on market size, industries, geographic regions and other factors to be used for compensation and financial analyses. The compensation consultant incorporated data from the comparative group companies. Through this process, the Compensation Committee compares the Company’s compensation for NEOs, including the CEO, to competitive market data.

The comparative group includes 12 internally managed companies, six of which are BDCs. The Compensation Committee primarily looked to the comparative group companies to perform compensation comparisons. Comparative group companies included the following:

•	American Capital, Ltd.

•	Bofl Holdings, Inc.

•	Bridge Capital Holdings

•	Capital Southwest Corporation

•	Fortress Investment Group LLC

•	ICG Group, Inc.
•	KCAP Financial, Inc.

•	Main Street Capital Corporation

•	MCG Capital Corporation

•	PacWest Bancorp

•	SVB Financial Group

•	Triangle Capital Corporation

Many of our direct competitors for talent are private partnerships without external financial reporting requirements. As a result, specific compensation with respect to many competitors typically may not be publicly available.

Company Compensation Policies

The Compensation Committee reviews performance factors which relate to achieving corporate objectives when approving the compensation provided to our NEOs. Compensation levels for NEOs are determined based on their performance and the achievement of certain corporate and executive performance factors. In approving the individual compensation for the Company’s NEOs, the Compensation Committee considers the total compensation to be awarded to each NEO and exercises discretion in approving the portion allocated to the various components of total compensation. We believe that the focus on total compensation provides the ability to align compensation decisions with the short and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated compensation plans to the NEOs which are aimed at rewarding and retaining key talent. In determining the 2012 compensation packages for the Company’s NEOs, the Compensation Committee considered certain attributes of the NEOs, specifically the demonstrated skill level, including special or unique knowledge, cumulative experience, level of responsibility, decision making authority, and caliber of overall performance, as well as designing such compensation packages to help ensure the Company’s retention of its NEOs. Based on these considerations, the Compensation Committee approved what it believed to be the appropriate short-term cash as well as short and long-term equity compensation for each of our NEOs.

Short-term cash and short-term equity incentive awards are designed and awarded in an amount appropriate to compensate for annual performance relating to short-term objectives that NEOs should be rewarded for in the year performed. Long-term equity incentive awards are intended to reward NEOs for meeting longer term corporate objectives in a manner that ties NEOs’ compensation to the continued success of the Company.

Use of Comparative Compensation Data

The Compensation Committee considers comparative data in approving our NEOs’ compensation. However, comparative data are not determinative factors in setting compensation. The Compensation Committee annually reviews comparative compensation data, including reports provided from time to time by any outside compensation consultants, such as the 2012 Report provided by Pearl Meyer. Comparative compensation data reviewed by the Compensation Committee also include certain of the Company’s NEO’s salary history, scope of responsibilities and promotion history, and other factors deemed relevant by the Compensation Committee as discussed below. The Compensation Committee uses the comparative compensation data to obtain an overview of all elements of actual and potential future compensation for its NEOs so that the Compensation Committee may analyze individual elements of compensation as well as the aggregate total amount of actual and projected compensation for each NEO. The use of comparative compensation data also enables the Compensation Committee to consider total compensation for all NEOs together with the attributes discussed above when considering internal pay equity among each of the Company’s NEOs.

Upon review of the comparative compensation data, the Compensation Committee determined that 2012 annual compensation amounts and awards for our NEOs were within a reasonable range with the compensation amounts and awards of our listed comparative group companies, including the CEO who was in the 75th percentile.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, we believe it is important to compare compensation paid to each NEO not only with compensation in our comparative group companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of the Compensation Committee review, we made a comparison of our Chief Executive Officer’s total compensation paid for the year ending December 31, 2012 against that paid to our other NEOs during the same year. Upon review, the Compensation Committee determined that the Chief Executive Officer’s compensation relative to that of the other NEOs was justified relative to the compensation paid to our other NEOs because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by the Compensation Committee as compared to the other NEOs. The Compensation Committee also reviewed the mix of the individual elements of compensation paid to the NEOs for this period. In the course of its review, the Compensation Committee also considered the individual performance of each NEO and any changes in responsibilities of the NEO. Based on its review, the Compensation Committee determined that our Chief Executive Officer’s total compensation comprised of base salary, annual cash bonus and short and long-term equity incentive and retention awards was properly aligned in comparison to total compensation paid to the other NEOs.

Benchmarking

We do not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities. This is because we believe that our primary competitors in both our business and for recruiting executives are venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys, such as those noted above and from other private sources may become available to us with regard to these private equity firms, we believe that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for us to set formal benchmarking procedures.

Assessment of Corporate Performance

In reviewing and approving the 2012 discretionary annual cash bonuses for the NEOs, the Compensation Committee considered the relative achievement of strategic and corporate objectives, executive performance factors and the individual performance of each of our NEOs, as critical to achieving our corporate objectives. Listed below are the most significant performance factors taken into account for 2012:

•	increasing total investment income;

•	increasing total net investment income;

•	maximizing realized and unrealized gains and minimizing realized and unrealized losses;

•	growing yield to maturity and effective yield of the investment portfolio;

•	maintaining consistent overall credit performance of the total investment portfolio;

•	building liquidity;

•	improving operating efficiency performance;

•	continuing to grow the overall investment portfolio;

•	adding resources and expanding the organizations at all levels, including adding and retaining our NEOs within the organization as the organization continues to grow;

•	improving and innovating the Company’s information systems;

•	achieving appropriate dividend distributions to stockholders;

•	raising additional debt capital;

•	raising additional equity;

•	increasing return on average assets; and

•	increasing return on average equity.

In 2012, we delivered the following portfolio and financial achievements:

•	delivered strong investment portfolio growth for fiscal year 2012 as seen in the year over year comparison set forth below:

	Fiscal Year 2012 (in millions)	Fiscal Year 2011 (in millions)	Change %
Investments	$906.3	$652.9	38.8%
Total Assets	$1,123.6	$747.4	50.3%
Total Net Assets	$516.0	$431.0	19.7%

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originated approximately $636.6 million in total commitments to new and existing portfolio companies during 2012, bringing total committed capital to $3.4 billion to over 220 companies since commencing originations in 2004;

•	funded approximately $469.1 million of debt and equity investments during 2012;

•

increased net investment income by 21.5% to approximately $48.1 million, as compared to $39.6 million for fiscal year 2011. Net investment income per share increased by approximately 5.5% to $0.96 on 49.1 million basic shares outstanding, as compared to $0.91 per share on 43.0 million shares outstanding for fiscal year 2011;

•	maintained consistent credit quality with a weighted average loan grade of 2.06 on the portfolio as of December 31, 2012, as compared to 2.01 as of December 31, 2011;

•	finished 2012 in a strong liquidity position with approximately $288.0 million in available liquidity, including $183.0 million in cash and $105.0 million in bank credit facility availability;

•	completed a $170.4 million public offering of 7.00% senior notes due 2019;

•	completed two public offerings of common stock for approximately $81.7 million in gross proceeds; and

•	issued $129.0 million of Asset Backed Notes rated A2 by Moody’s Investors Service, Inc. in a securitization transaction.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by executives plays a role in effectively aligning the interests of these employees with those of our stockholders and strongly motivates executives to build long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each member of senior management is required to beneficially own at least two times the individual’s annual salary in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each NEO has exceeded his respective guideline as of April 22, 2013.

Determination of 2012 Annual Base Salaries of Our NEOs

NEO compensation is determined based on the achievement of corporate and individual performance expectations discussed above. In determining the amount of each NEO’s base salary, the Compensation Committee considers the scope of his or her responsibilities, taking into account available competitive market compensation paid by other companies for similar positions as discussed above. The Compensation Committee considered the Chief Executive Officer’s experience, performance, and contribution to our overall corporate performance when determining his base salary for 2012. Base salaries for our other NEOs were also set by the Compensation Committee, together with the Chief Executive Officer’s input, based upon each NEO’s individual experience and contribution to the overall performance of our Company.

Base salaries for the NEOs are intended to be competitive with the compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses of comparable size. In order to attract and retain the outstanding levels of executives that we need, the Compensation Committee reviews the Company’s base salaries relative to those offered by other comparative group companies, venture capital funds and private equity firms, mezzanine lenders, hedge funds, and other specialty finance companies, including certain specialized commercial banks. Variation relative to the salaries of the listed comparative group companies and venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks is made in the judgment of management and/or the Compensation Committee, as appropriate, based on the value of the NEO’s experience, performance, change in role or responsibility or specific skill set. Upon review, the Compensation Committee determines whether adjustments to certain NEO’s salaries are necessary to realign salaries with the market for a given position, to recognize NEO’s assumption of significant additional responsibilities and related performance increases, or to achieve an appropriate compensation level due to promotion or other internal equity matters. The Compensation Committee makes all decisions with respect to the base salary compensation of the Chief Executive Officer and together with the Company’s Chief Executive Officer evaluates and approves the Company’s other NEOs’ salary compensation. Our Compensation Committee meets outside of the presence of our Chief Executive Officer when reviewing and determining his base salary compensation.

In connection with the Board’s promotion of Ms. Baron from the Company’s Interim Chief Financial Officer to its Chief Financial Officer on March 27, 2012, Ms. Baron’s annual base salary was increased to $235,000. In connection with the Board’s appointment of Mr. Jaquez-Fissori to Senior Managing Director and Clean Technology Group Head on July 17, 2012, Mr. Jaquez-Fissori’s annual base salary was increased to $225,000. On September 5, 2012, the Compensation Committee approved an increase in Mr. Bluestein’s salary to $270,000.

In addition, after review of compensation information, the Compensation Committee approved an increase in annual base salaries for Ms. Baron, Mr. Bluestein and Mr. Jaquez-Fissori on March 4, 2013 as set forth below. Also, on March 4, 2013, the Compensation Committee approved a 3% increase in base salary for those of our NEOs who did not otherwise receive an increase in base salary in 2012 and 2013. The following is a table of the annual base salaries for our NEOs as set for Fiscal Year 2013 as well as for the preceding two years:

	Fiscal Year 2013 Base Salary	Fiscal Year 2012 Base Salary	Fiscal Year 2011 Base Salary
Manuel Henriquez	$757,050	$735,000	$735,000
Jessica Baron	$285,000	$235,000	$175,000
Parag Shah	$347,162	$337,050	$337,050
Scott Bluestein	$300,000	$270,000	$250,000
Todd Jaquez-Fissori	$260,000	$225,000	$175,000

Determination of 2012 Annual Cash Bonus for Our NEOs

Over the course of the year the Compensation Committee, together with input from our Chief Executive Officer, developed a specific bonus pool for the 2012 operating year to be available for our discretionary annual cash bonus program. The amount determined to be available for this bonus program was at the discretion of the Compensation Committee, and was dependent upon many factors as outlined previously, including, but not limited to, our current financial performance and performance related contributions of our NEOs in achieving our performance objectives.

The annual cash bonus is “at risk” discretionary compensation that is designed to motivate our NEOs to achieve financial and non-financial objectives that are consistent with the Company’s 2012 operating plan. “At risk” discretionary compensation means that it is up to the Compensation Committee to determine whether any cash bonus amount will be awarded to any of our NEOs. In approving the amount of a NEO’s variable compensation, the annual cash bonus, the Compensation Committee reviews the Chief Executive Officer’s evaluation of the performance of each NEO and considers each NEO’s performance in light of the factors identified above. Within those guidelines, the Compensation Committee considers the overall funding available for such cash bonus awards, the performance of NEOs and the desired mix between the various components of total compensation. Discretion is exercised in determining the overall total compensation to be awarded to the NEOs. As a result, the amounts delivered in the form of an annual cash bonus are designed to work together in conjunction with base salary to deliver an appropriate total cash compensation level to the NEOs.

We believe that the discretionary design of our variable cash compensation program supports our overall compensation objectives by allowing for significant differentiation of cash compensation based on executive performance and by providing the flexibility necessary to ensure that overall compensation packages for our NEOs are competitive relative to our market. In evaluating the cash bonus compensation to be awarded to our NEOs, the Compensation Committee determined that less than 50% of the discretionary bonuses awarded to our NEOs should be paid in cash with the remaining portion to be paid in shares of restricted stock in an effort to better align the interests of the NEOs with those of our stockholders.

We typically determine and award cash bonuses for our NEOs during the first quarter of the following year. In evaluating the performance of our NEOs to arrive at their 2012 cash bonus awards, the Compensation Committee considered the performance factor achievements against our corporate objectives as discussed above under “Assessment of Corporate Performance.” The Compensation Committee also reviewed the Chief Executive Officer’s evaluation of the NEOs’ performance achievements. When an NEO’s performance exceeds expectations, actual cash bonus compensation for the NEO may exceed the specified bonus pool amount at the discretion of our Compensation Committee.

After due deliberation, the Compensation Committee awarded our NEOs the following annual cash bonuses relating to their performance during the year ending December 31, 2012:

2012 Annual Cash Bonus
Manuel Henriquez	$880,000
Jessica Baron	$180,000
Parag Shah	$195,000
Scott Bluestein	$185,000
Todd Jaquez-Fissori	$225,000

Equity Retention and Incentive Awards

Our principal objective in awarding stock option and/or restricted stock awards to eligible NEOs is to retain and align each NEO’s interests with our success and the financial interests of our stockholders by linking a portion of such NEO’s compensation with the Company’s short and long-term goals. We continue to believe that the use of stock and stock-based awards offers the best approach to achieving our retention and short and long-term performance goals. Our equity program is designed to encourage NEOs to work with a short and long-term view of the Company’s performance and to reinforce their long-term affiliation with the Company by imposing vesting schedules over several years of employment.

The Compensation Committee awards stock option and/or restricted stock awards on a discretionary basis and such awards depend in each case on the performance of the NEOs under consideration, and in the case of new hires, their potential performance. Stock option awards are priced at the closing price of the stock on the date the Compensation Committee meets and the grant is issued.

Determination of Equity Incentive Awards for Our NEOs

In early 2012, the Compensation Committee reviewed the performance of our NEOs. As a result of these deliberations, the Compensation Committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock to our NEOs related to their performance during the prior fiscal year as set forth in the table below. The value of the restricted stock was determined to be the Company’s closing price on the date of the grants. Each restricted stock award made in 2012 vests 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule.

	Grant Date	2012 Restricted Stock Awards	Fair Value of Restricted Stock Awards
Manuel Henriquez	03/09/2012	245,000	$2,648,450
Jessica Baron	03/09/2012	35,000	$378,350
Jessica Baron	03/27/2012	25,000	$275,250
Parag Shah	03/09/2012	105,500	$1,140,455
Scott Bluestein	03/09/2012	35,000	$378,350
Todd Jaquez-Fissori	03/09/2012	25,000	$270,250
Todd Jaquez-Fissori	07/17/2012	15,000	$169,200

Following the end of the 2012 fiscal year, the Compensation Committee reviewed the performance of our NEOs following the end of our 2012 fiscal year relative to the short and long-term equity incentive and retention awards program the Compensation Committee administers. As a result of these deliberations, the Compensation Committee awarded the following short and long-term equity incentive and retention awards, in the form of restricted stock to our NEOs related to their performance during the 2012 fiscal year as set forth in the table below. The value of the restricted stock for Messrs. Henriquez, Shah, Bluestein and Jaquez-Fissori and

Ms. Baron was determined to be the Company’s closing price on March 4, 2013, the date of their grants. Restricted stock awards vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months. No stock options were awarded to our NEOs for the 2012 fiscal year.

Short-term Awards

	Grant Date	2013 Short-term Restricted Stock Awards	Fair Value of Restricted Stock Awards
Manuel Henriquez	03/04/2013	103,774	$1,320,005
Jessica Baron	03/04/2013	14,151	$180,001
Parag Shah	03/04/2013	15,330	$194,998
Scott Bluestein	03/04/2013	15,723	$199,997
Todd Jaquez-Fissori	03/04/2013	13,267	$168,756

Long-term Awards

	Grant Date	2013 Long-term Restricted Stock Awards	Fair Value of Restricted Stock Awards
Manuel Henriquez	03/04/2013	196,540	$2,499,989
Jessica Baron	03/04/2013	18,082	$230,003
Parag Shah	03/04/2013	51,101	$650,005
Scott Bluestein	03/04/2013	39,308	$499,998
Todd Jaquez-Fissori	03/04/2013	9,827	$124,999

Severance

No NEO or employee of the Company has a written severance agreement.

Potential Payments Upon Termination or Change of Control

No NEO or employee of the Company has a written employment agreement.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully exercisable prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the covered transaction following exercise, and the award will terminate upon consummation of the covered transaction. A covered transaction includes the following: (i) a merger or other transaction in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities; (ii) a sale of substantially all of the Company’s assets; (iii) a dissolution or liquidation of the Company; or (iv) a change in a majority of the Board’s composition unless approved by a majority of the directors continuing in office.

Say-on-Pay

At the 2012 Annual Meeting of Stockholders, we provided our stockholders with the opportunity to cast an advisory vote on the compensation of our NEOs as disclosed in the proxy statement for the 2012 Annual Meeting, and our stockholders approved the proposal with more than 78% of the votes cast in favor. At the 2011 Annual Meeting, we asked our stockholders to indicate if we should hold an advisory vote on the compensation of our NEOs every one, two or three years, with our Board recommending an annual advisory vote. Because we view it as a good corporate governance practice, and because at our 2011 Annual Meeting more than 87% of the votes cast were in favor of an annual advisory vote, we again are asking our stockholders to approve the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules. Please refer to “Proposal 3. Advisory vote to approve the Company’s named executive officer compensation.”

Risk Assessment of the Compensation Programs

The Board believes that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The “Compensation Discussion and Analysis” section describes generally our compensation policies and practices that are applicable for executive and management employees. The Company uses common variable compensation designs across all employees of the Company with a significant focus on individual performance and contribution along with achievement of certain corporate objectives as generally described in this Proxy Statement.

In view of the current economic and financial environment, the Compensation Committee and our Board reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of the Company. The Compensation Committee has designed our compensation programs to reward our employees for achieving annual profitability and long-term increase in stockholder value.

The Board recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the return realized by stockholders. Accordingly, the Compensation Committee has designed our executive compensation program to mitigate these possibilities and to ensure that our compensation practices and decisions are consistent with our risk profile. These features include the following:

•	bonus payouts and short-term equity incentive awards that are not based solely on corporate performance objectives, but also require achievement of individual performance objectives;

•	the financial opportunity in our long-term equity incentive program that is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking;

•	annual cash bonuses that are paid in one installment after the end of the fiscal year to which the bonus payout relates; and

•	final decision making by the Compensation Committee and the Board on all awards.

Additionally, the Compensation Committee considered an assessment of compensation-related risks for all of our employees. Based on this assessment, the Compensation Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Compensation Committee reviewed the key design elements of our compensation programs in relation to industry “best practices,” as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the Board. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives and concluded that such incentive programs do not encourage excessive risk-taking.

Executive Compensation Tables

Summary Compensation Table

The following table provides information concerning the compensation of the Company’s Chairman and Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers for fiscal 2012, 2011 and 2010.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Current NEOs
Manuel Henriquez	2012	$735,000	$880,000	$2,648,450	—	$439,683	$4,703,133
Chairman & Chief Executive Officer	2011	$735,000	$825,000	$1,395,000	—	$288,834	$3,243,834
	2010	$700,000	$925,000	$2,362,500	—	$226,812	$4,214,312

Jessica Baron	2012	$235,000	$180,000	$653,600	—	$69,720	$1,138,320
Chief Financial Officer	2011	$175,000	$85,000	$139,500	—	$19,701	$419,201
	2010	$157,500	$70,000	$77,485	—	$11,000	$315,985

Parag Shah	2012	$337,050	$195,000	$1,140,455	—	$212,965	$1,885,470
Senior Managing Director and Life Science Group Head	2011	$337,050	$275,000	$697,500	—	$160,652	$1,470,202
	2010	$315,000	$210,000	$1,340,850	—	$130,450	$1,996,300

Scott Bluestein	2012	$270,000	$185,000	$378,350	—	$45,075	$878,425
Chief Credit Officer	2011	$250,000	$135,000	$83,700	—	$7,033	$475,733
	2010	$250,000	$—	$—	$205,564	$—	$455,564

Todd Jaquez-Fissori	2012	$225,000	$225,000	$439,450	—	$44,550	$934,000
Senior Managing Director and Clean Technology Group Head	2011	$175,000	$145,000	$111,600	—	$6,600	$438,200
	2010	$175,000	$125,000	—	—	$1,312	$301,312

(1)	Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)	The amounts reflect the aggregate grant date fair value of stock awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant.
(4)	The amount reflects the aggregate grant date fair value of option awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model.
(5)	Represents matching contributions of $6,500 in 2012 to Messrs. Henriquez, Shah, Bluestein and Jacquez-Fissori and Ms. Baron, $6,500 in 2011 and 2010 to Messrs. Henriquez, Shah and Ms Baron, $2,083 to Mr. Bluestein in 2011 and $1,312 to Mr. Jacquez-Fissori in 2010 to its 401(k) plan. Dividends to Messrs. Henriquez, Shah, Bluestein, Jacquez-Fissori, and Ms. Baron in the amount of $433,183, $206,465, $38,575, $38,050 and $63,220, respectively, were paid on unvested restricted stock awards during 2012. Dividends to Messrs. Henriquez, Shah, Bluestein, Jaquez-Fissori, and Ms. Baron in the amount of $282,334, $154,152, $4,950, $6,600 and $13,201, respectively, were paid on unvested restricted stock awards during 2011. Dividends to Messrs. Henriquez, Shah, and Ms. Baron in the amount of $220,312, $123,950, and $4,500, respectively, were paid on unvested restricted stock awards during 2010. NEOs did not receive any other perquisites or personal benefits from the Company.

Grants of Plan Based Awards

The following table sets forth certain information with respect to the restricted stock awards granted during the fiscal year ended December 31, 2012 to each of our NEOs. No stock options were awarded to our NEOs during the fiscal year ended December 31, 2012.

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options	Grant Date Fair Value of Stock and Option Awards(2)
Current NEOs
Manuel Henriquez	03/09/2012	245,000	—	$2,648,450
Chairman and Chief Executive Officer

Jessica Baron(3)	03/09/2012	35,000	—	$378,350
Chief Financial Officer	03/27/2012	25,000	—	$275,250

Parag Shah	03/09/2012	105,500	—	$1,140,455
Senior Managing Director and Life Sciences Group Head

Scott Bluestein	03/09/2012	35,000	—	$378,350
Chief Credit Officer

Todd Jaquez-Fissori(4)	03/09/2012	25,000	—	$270,250
Senior Managing Director and Clean Technology Group Head	07/17/2012	15,000		$169,200

(1)	Restricted stock awards vest 25% one year after the date of grant and ratably over the succeeding 36 months. When payable, dividends are paid on a current basis on the unvested shares.
(2)	The amounts reflect the aggregate grant date fair value of restricted stock awards made to our NEOs during 2012 computed in accordance with FASB ASC Topic 718.
(3)	Effective March 27, 2012, the Board promoted Ms. Baron from the Company’s Interim Chief Financial Officer to the Company’s Chief Financial Officer. In connection with such promotion, Ms. Baron was awarded 25,000 shares of restricted common stock.
(4)	On July 17, 2012, the Board appointed Mr. Jaquez-Fissori to Senior Managing Director and Clean Technology Group Head. In connection with such appointment, Mr. Jaquez-Fissori’s was awarded 15,000 shares of restricted common stock.

Outstanding Equity Awards at Fiscal Year End

The following table shows outstanding stock option awards classified as exercisable and unexercisable and stock awards as of December 31, 2012 for each of the NEOs:

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
Manuel Henriquez	97,400	—		$12.14	06/16/13	—	—
Chairman and Chief Executive Officer	450,000	—		$14.02	01/25/14	—	—
	250,716	—		$12.20	02/25/15	—	—
	—	—		—	—	6,251	$69,574
	—	—		—	—	70,313	$782,584
	—	—		—	—	70,313	$782,584
	—	—		—	—	245,000	$2,726,850

Jessica Baron	20,000	—		$12.84	10/02/13	—	—
Chief Financial Officer	3,000	—		$14.02	01/25/14	—	—
	15,759	—		$12.20	02/25/15	—	—
	—	—		—	—	625	$6,956
	—	—		—	—	7,032	$78,266
	—	—		—	—	1,719	$19,132
	—	—		—	—	35,000	$389,550
	—	—		—	—	25,000	$278,250

Parag Shah	94,400	—		$12.14	06/16/13	—	—
Senior Managing Director and Life Science Group Head	80,000	—		$14.02	01/25/14	—	—
	204,155	—		$12.20	02/25/15	—	—
	15,500	—		$10.49	08/15/15	—	—
	—	—		—	—	2,813	$31,309
	—	—		—	—	32,813	$365,209
	—	—		—	—	7,813	$86,959
	—	—		—	—	35,157	$391,297
	—	—		—	—	105,500	$1,174,215

Scott Bluestein	87,646	37,354	(1)	$9.90	11/23/17	4,219	$46,957
Chief Credit Officer	—	—		—	—	35,000	$389,550

Todd Jaquez-Fissori	—	—		—	—	5,625	$62,606
Senior Managing Director and Clean Technology Group Head	—	—		—	—	25,000	$278,250
	—	—		—	—	15,000	$166,950

(1)	The options vested 33% on November 23, 2011 and then ratably on a monthly basis ending November 23, 2013.
(2)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2012 by the number of shares.

Options Exercised and Restricted Stock Vested

The following table sets forth certain information with respect to options exercised and the shares of restricted stock that vested during the fiscal year ended December 31, 2012 to each of our NEOs.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Current NEOs
Manuel Henriquez	125,001	$841,257	150,000	$1,631,442
Chairman & Chief Executive Officer

Jessica Baron	6,251	$41,027	7,343	$80,778
Chief Financial Officer

Parag Shah	128,989	$842,995	81,343	$883,461
Senior Managing Director and Life Science Group Head

Scott Bluestein	—	—	3,281	$36,292
Chief Credit Officer

Todd Jaquez-Fissori	21,000	$18,981	4,375	$48,394
Senior Managing Director and Clean Technology Group Head

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2012 with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted-average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders:
2004 Equity Incentive Plan	2,464,749	$12.05	2,453,247
2006 Non-Employee Director Plan	110,000	$10.76	853,332
Equity compensation plans not approved by stockholders	—	—	—
Total	2,574,749	$11.41	3,306,579

2004 Equity Incentive Plan

Our Board and our stockholders have approved the 2004 Equity Incentive Plan for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2004 Equity Incentive Plan our Compensation Committee may award incentive stock options (“ISOs”), within the meaning of Section 422 of the Code, and non-qualified stock options to employees and employee directors. The following is a summary of the material features of the 2004 Equity Incentive Plan.

Under the 2004 Equity Incentive Plan, we have authorized for issuance up to 8,000,000 shares of common stock of which 1,830,935 shares were available for issuance as of April 15, 2013. Participants in the 2004 Equity Incentive Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our Compensation Committee. Options granted under the 2004 Equity Incentive Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our Board, the 2004 Equity Incentive Plan will terminate on the tenth anniversary of the date it was last approved by our stockholders. Such approval was last given by our stockholders on June 1, 2011. The 2004 Equity Incentive Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under the 2004 Equity Incentive Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2004 Equity Incentive Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under the 2004 Equity Incentive Plan, we are permitted to issue shares of restricted stock to all key employees of the Company and its affiliates consistent with such terms and conditions as the Board shall deem appropriate. Our Board determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not vested at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to the Company and will be available for future awards under this plan.

Our Board administers the 2004 Equity Incentive Plan and has the authority, subject to the provisions of the 2004 Equity Incentive Plan, to determine who will receive awards under the 2004 Equity Incentive Plan and the terms of such awards. The Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), all outstanding awards under the 2004 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

On March 4, 2013, the Board granted short and long-term equity incentive and retention awards, in the form of restricted stock. The Board granted short-term restricted stock awards of 103,774 shares, 15,330 shares, 15,723 shares, 13,267 shares and 14,151 shares to Messrs. Henriquez, Shah, Bluestein, Jaquez-Fissori, and Ms. Baron, respectively, and granted long-term restricted stock awards of 196,540 shares, 51,101 shares, 39,308 shares, 9,827 shares and 18,082 shares to Messrs. Henriquez, Shah, Bluestein, Jaquez-Fissori and Ms. Baron, respectively.

2006 Non-Employee Director Plan

Our Board and our stockholders have approved the 2006 Non-Employee Director Plan. Under current SEC rules and regulations applicable to BDCs absent exemptive relief, a BDC may not grant options or shares of restricted stock to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our Board. On May 23, 2007, we received exemptive relief from the SEC to permit us to grant shares of restricted stock to non-employee directors as a portion of their compensation for service on our Board. The following is a summary of the material features of the 2006 Non-Employee Director Plan.

The Company has instituted the 2006 Non-Employee Director Plan for the purpose of advancing the interests of the Company by providing for the grant of awards under the 2006 Non-Employee Director Plan to eligible non-employee directors. Under the 2006 Non-Employee Director Plan, we have authorized for issuance up to 1,000,000 shares of common stock of which 853,332 shares were available for issuance as of April 15, 2013. The 2006 Non-Employee Director Plan authorizes the issuance to non-employee directors of non-statutory stock options (“NSOs”) to purchase shares of common stock at a specified exercise price per share and/or restricted stock. NSOs granted under the 2006 Non-Employee Director Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by the Board on the date of the grant. The amount of the options that may be granted are limited by the terms of the 2006 Non-Employee Director Plan, which prohibits any grant that would cause the Company to be in violation of Section 61(a)(3) of the 1940 Act.

Under the 2006 Non-Employee Director Plan, non-employee directors will each receive an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director shall automatically be granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to the Board and such grant will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. The Compensation Committee has, subject to SEC approval, the authority to determine from time to time which of the persons eligible under the 2006 Non-Employee Director Plan shall be granted awards; when and how each award shall be granted, including the time or times when a person shall be permitted to exercise an award; and the number of shares of stock with respect to which an award shall be granted to such person. The exercise price of options granted under the 2006 Non-Employee Director Plan is set at the closing price of the Company’s market price on the NYSE as of the date of grant and will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the staff of the SEC that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

Unless sooner terminated by the Board, the 2006 Non-Employee Director Plan will terminate on June 21, 2017 and no additional awards may be made under the 2006 Non-Employee Director Plan after that date. The 2006 Non-Employee Director Plan provides that all awards granted under the 2006 Non-Employee Director Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act. The Compensation Committee will determine the period during which any options granted under the 2006 Non-Employee Director Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under the 2006 Non-Employee Director Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to the Company. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee director’s services to the Company will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to the Company terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to the Company not terminated. In addition, if the Board determines that a non-employee director’s service to the Company terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

Under the 2006 Non-Employee Director Plan, we also are permitted to issue shares of restricted stock to our non-employee directors. Upon initial election to such position, non-employee directors will automatically be granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock will vest as to one-half of such shares on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director shall automatically be granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to the Board and the forfeiture restrictions on such shares will vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

The Compensation Committee administers the 2006 Non-Employee Director Plan. If there is a change in the capital structure of the Company by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the number and class of shares of stock subject to the 2006 Non-Employee Director Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation of the Company or other similar events (a “Covered Transaction”), the Board may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

The Board may, subject to SEC prior approval, at any time or times amend the 2006 Non-Employee Director Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Non-Employee Director Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Non-Employee Director Plan the Board may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless the Board expressly reserved the right to do so at the time of the grant of the award.

On May 30, 2012, Mr. Woodward was granted an option to purchase 15,000 shares and 5,000 shares of restricted stock as a non-employee director elected to the Board.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 14, 2013, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 14, 2013 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 61,595,924 shares of common stock outstanding as of May 14, 2013.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Company. Our address is 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Manuel A. Henriquez(2)	2,425,964	3.9%

Independent Directors
Robert P. Badavas(3)	142,133	*
Joseph W. Chow(4)	143,092	*
Allyn C. Woodward, Jr.(5)	226,488	*

Named Executive Officers
Scott Bluestein(6)	211,487	*
Todd Jaquez-Fissori(7)	71,157	*
Parag Shah(8)	607,703	*
Jessica Baron(9)	142,603	*
Executive officers and directors as a group(10)	3,970,627	6.4%

*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)	Includes 700,716 shares of common stock that can be acquired upon the exercise of outstanding options and 585,315 shares of restricted stock. Includes shares of our common stock held by certain trusts controlled by Mr. Henriquez. Includes 1,064,393 shares held in a margin account.
(3)	Includes 30,000 shares of common stock that can be acquired upon the exercise of outstanding options and 3,333 shares of restricted common stock.
(4)	Includes 30,000 shares of common stock that can be acquired upon the exercise of outstanding options and 3,333 shares of restricted common stock.
(5)	Includes 30,000 shares of common stock that can be acquired upon the exercise of outstanding options and 5,000 shares of restricted common stock.
(6)	Includes 79,019 shares of common stock that can be acquired upon the exercise of outstanding options and 83,417 shares of restricted common stock.
(7)	Includes 60,595 shares of restricted common stock.
(8)	Includes 299,655 shares of common stock that can be acquired upon the exercise of outstanding options and 200,902 shares of restricted common stock.

(9)	Includes 23,000 shares of common stock that can be acquired upon the exercise of outstanding options and 82,965 shares of restricted common stock.
(10)	Includes 1,192,390 shares of common stock that can be acquired upon the exercise of outstanding options and 1,024,860 shares of restricted common stock.

The following table sets forth as of May 14, 2013, the dollar range of our securities owned by our directors and portfolio management employees.

Name	Dollar Range of Equity Securities in the Company(1)
Independent Directors:
Robert P. Badavas	over $100,000
Joseph W. Chow	over $100,000
Allyn C. Woodward, Jr.	over $100,000
Interested Director/Portfolio Management Employee:
Manuel A. Henriquez	over $100,000
Portfolio Management Employees:
Scott Bluestein	over $100,000
Todd Jaquez-Fissori	over $100,000
Parag I. Shah	over $100,000
Jessica Baron	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our preferred stock or common stock that will hold our preferred stock or common stock as a capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our preferred stock or common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units comprised of combinations of securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of beneficial owners with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the purchase, ownership and disposition of our preferred stock or common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our securities will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

Through December 31, 2005, we were subject to Federal income tax as an ordinary corporation under subchapter C of the Code. Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal income tax return for 2006. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. On December 31, 2005, immediately before the effective date of our RIC election, we held assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis as of such date. We elected to recognize all of our net built-in gains at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 federal income tax return. In making this election, we marked our portfolio to market at the time of our RIC election and paid approximately $294,000 in tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute at least 90% of our net ordinary income and realized net short-term gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”);

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute (or are deemed to distribute) to stockholders with respect to that year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore will not be subject to built-in gains tax when we sell those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable dividends that are payable in part in our common stock.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC Distribution Requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to the RIC’s stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses, and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability. Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our preferred stock or common stock who is for United States federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional preferred stock or common stock. To the extent such distributions paid by us through 2012 (unless extended by legislation) to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 20%, in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional preferred stock or common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a U.S. stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the U.S. stockholder’s gross income and the tax deemed paid by the U.S. stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our common stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our preferred stock or common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

However, for taxable years beginning before January 1, 2014, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders and if made in a taxable year beginning on or before January 1, 2014 and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies generally. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth, expansion-stage or established-stage companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above, a business development company must either control the issuer of the securities or must offer to make available significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see Note 7 to the Notes to our Consolidated Financial Statements for the year ended December 31, 2012.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business Structure—Because we borrow money, there could be increased risk in investing in our company.”

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

At our Annual Meeting of Stockholders on May 29, 2013, our stockholders did not approve the proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to Board approval of the offering. We may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of stockholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value.

As a result, investors will experience further dilution and additional discounts to the price of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is posted on our website at www.htgc.com and was filed with the SEC as an exhibit to the registration statement (Registration No. 333-126604) for our initial public offering. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received exemptive relief from the SEC that permits us to exclude the indebtedness that our wholly-owned subsidiary, HT II, which is qualified as a small business investment company, issues to the Small Business Administration from the 200% asset coverage requirement applicable to us.

On May 2, 2007, we received approval from the SEC regarding our exemptive request permitting us to issue restricted stock to our employees, officers and directors. On June 21, 2007, our shareholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Incentive Plan permitting such restricted grants.

On June 22, 2010, we received approval from the SEC regarding our exemptive request permitting our employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

Proposed New BDC Legislation

Recently, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to business development companies. The legislation provides for (i) increasing the amount of funds business development companies may borrow by reducing asset to debt limitations from 2:1 to 3:2, (ii) permitting business development companies to file registration statements with the U.S. Securities and Exchange Commission that incorporate information from already-filed reports by reference, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing business development companies to own investment adviser subsidiaries.

There are no assurances as to when the legislation will be enacted by Congress, if at all, or, if enacted, what final form the legislation would take.

Other

We will be periodically examined by the SEC for compliance with the 1934 Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated K. Nicholas Martitsch, our Associate General Counsel, as our Chief Compliance Officer who is responsible for administering these policies and procedures.

Small Business Administration Regulations

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With our net investment of $38.0 million in HT II as of March 31, 2013, HT II has the capacity to issue a total of $76.0 million of SBA guaranteed debentures, subject to SBA approval, of which $76.0 million was outstanding as of March 31, 2013. As of March 31, 2013, HT II has paid the SBA commitment fees of approximately $1.5 million. As of March 31, 2013, we held investments in HT II in 49 companies with a fair value of approximately $128.3 million, accounting for approximately 13.3% of our total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With our net investment of $74.5 million in HT III as of March 31, 2013, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of March 31, 2013. As of March 31, 2013, HT III has paid commitment fees of approximately $1.5 million. As of March 31, 2013, we held investments in HT III in 37 companies with a fair value of approximately $222.9 million, accounting for approximately 23.0% of our total portfolio.

We have issued $225.0 million in SBA-guaranteed debentures in HT II and HT III, which is the maximum amount allowed for a group of SBICs under common control. A proposed bill in the U.S. Senate, the Expanding Access to Capital for Entrepreneurial Act, or Senate Bill 511, would increase the total SBIC leverage capacity for affiliated SBIC funds from $225 million to $350 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of their investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2013 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 27, 2013, were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the three-month period ended March 31, 2013 for HT II was approximately $76.0 million with an average interest rate of approximately 5.30%. The average amount of debentures outstanding for the three-month period ended March 31, 2013 for HT III was approximately $149.0 million with an average interest rate of approximately 3.26%.

HT II and HT III hold approximately $152.7 million and $257.5 million in assets, respectively, and accounted for approximately 9.8% and 16.5% of our total assets prior to consolidation at March 31, 2013.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, HT II and HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our

SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this report, we do not have any preferred stock outstanding.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures. At March 31, 2013, approximately 79.9% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio companies on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with our investment committee;

(3) the valuation committee of the board of directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but doesn’t expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean-technology industries at all stages of development. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest which has been accrued to principal as earned. We then apply the valuation methods as set forth below.

We apply a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. We value our syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or if under the in exchange premise the value of a debt security were to greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity related. We periodically review the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Although we are not currently authorized to issue shares of our common stock at a price below our net asset value, we may seek stockholder approval of this proposal at a special meeting of stockholders or our next annual meeting of stockholders. In connection with the receipt of such stockholder approval, we would expect to agree to limit the number of shares that we issue at a price below net asset value pursuant to the authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current net asset value and NAV are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The supplement to this prospectus pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The supplement to this prospectus pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730	—	$50,001	—
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive dividend distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 61,595,924 shares are outstanding as of May 14, 2013. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	61,595,924

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiaries, HT II and HT III, have obtained SBIC licenses. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risks—Risks Related to an Investment in our Securities—” Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

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we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

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the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

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under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

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modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

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if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

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if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

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we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

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we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

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if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

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we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement to this prospectus will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $400,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act,

during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Hercules, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the three-months ended March 31, 2013, we paid approximately $7,200 in brokerage commissions. For the years ended December 31, 2012, 2011 and 2010 we paid approximately $13,700, $9,000 and $11,000 in brokerage commissions, respectively.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The consolidated financial statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2012 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Board of Directors and Shareholders of

Hercules Technology Growth Capital, Inc.

In our opinion, the consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2012 and 2011 and the related consolidated statements of operations, of changes in net assets, and of cash flows for each of the three years in the period ended December 31, 2012, present fairly, in all material respects, the financial position of Hercules Technology Growth Capital, Inc. and its subsidiaries at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing under Item 9A. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2013

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31,
	2012	2011
Assets
Investments:
Non-control/Non-affiliate investments (cost of $896,031 and $642,038, respectively)	$894,428	$651,843
Affiliate investments (cost of $18,307 and $3,236, respectively)	11,872	—
Control investments (cost of $0 and $11,266, respectively)	—	1,027

Total investments, at value (cost of $914,338 and $656,540, respectively)	906,300	652,870
Cash and cash equivalents	182,994	64,474
Interest receivable	9,635	5,820
Other assets	24,714	24,230

Total assets	$1,123,643	$747,394

Liabilities
Accounts payable and accrued liabilities	$11,575	$10,813
Wells Fargo Loan	—	10,187
Long-term Liabilities (Convertible Senior Notes)	71,436	70,353
Asset-Backed Notes	129,300	—
2019 Notes	170,364	—
Long-term SBA Debentures	225,000	225,000

Total liabilities	$607,675	$316,353
Commitments and Contingencies (Note 9)

Net assets consist of:
Common stock, par value	53	44
Capital in excess of par value	564,508	484,244
Unrealized depreciation on investments	(7,947)	(3,431)
Accumulated realized losses on investments	(36,916)	(43,042)
Distributions in excess of investment income	(3,730)	(6,774)

Total net assets	$515,968	$431,041

Total liabilities and net assets	$1,123,643	$747,394

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	52,925	43,853
Net asset value per share	$9.75	$9.83

The following table presents the assets and liabilities of our consolidated variable interest entity (“VIE”). The assets of the VIE can only be used to settle obligations of the consolidated VIE, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statements of Assets and Liabilities above.

	December 31,
(Dollars in thousands)	2012	2011
ASSETS
Total investments, at value (cost of $226,844 and $0, respectively)	$226,997	$—

Total assets	$226,997	$—

LIABILITIES
Asset-Backed Notes	$129,300	$—

Total liabilities	$129,300	$—

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)

Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures December 2014 Interest rate Prime + 7.30% or Floor rate of 10.55%		$20,532	$20,745	$21,007
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures September 2015 Interest rate Prime + 7.15% or Floor rate of 11.90%		$26,500	26,500	27,030
Cempra, Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures December 2015 Interest rate Prime + 6.30% or Floor rate of 9.55%		$10,000	9,862	9,902
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Senior Debt Matures November 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%		$4,111	4,718	4,759
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Debt Matures October 2015 Interest rate Prime + 3.25% or Floor rate of 8.50%		$20,000	19,633	18,983
Coronado BioSciences, Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures March 2016 Interest rate Prime + 6.00% or Floor rate of 9.25%		$15,000	14,761	14,761
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%		$9,166	8,996	8,929
Insmed, Inc.	Drug Discovery & Development	Senior Debt(11) Matures January 2016 Interest rate Prime + 4.75% or Floor rate of 9.25%		$20,000	19,305	19,674
Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures May 2016 Interest rate Prime + 5.30% or Floor rate of 10.55%		$40,000	39,670	39,670
NeurogesX, Inc.(3)	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%		$13,662	13,645	13,884
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt(9) Matures upon liqudation Interest rate Fixed 10.00%		$45	45	45
		Senior Debt(9) Matures upon liqudation Interest rate Fixed 10.00%		$36	31	31

Total Paratek Pharmaceuticals, Inc.					76	76

Total Debt Drug Discovery & Development (34.63%)*					177,911	178,675

Bridgewave Communications	Communications & Networking	Senior Debt Matures March 2016 Interest rate Prime + 8.75% or Floor rate of 12.00%		$7,500	7,003	4,896

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
OpenPeak, Inc.	Communications & Networking	Senior Debt(11) Matures July 2015 Interest rate Prime + 8.75% or Floor rate of 12.00%		$15,000	$15,008	$15,158
PeerApp, Inc.(4)	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.50% or Floor rate of 11.50%		$501	588	588
UPH Holdings, Inc.	Communications & Networking	Senior Debt Matures April 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%		$7,000	6,880	6,772
		Senior Debt Matures September 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%		$347	343	333
		Senior Debt Matures December 2016 Interest rate Libor + 11.00% or Floor rate of 13.50%		$3,594	3,594	3,400

Total UPH Holdings, Inc.					10,817	10,505

Total Debt Communications & Networking (6.04%)*					33,416	31,147

Clustrix, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2015 Interest rate Prime + 6.50% or Floor rate of 9.75%		$235	227	227
Identive Group, Inc.	Electronics & Computer Hardware	Senior Debt Matures November 2015 Interest rate Prime + 7.75% or Floor rate 11.00%		$7,500	7,447	7,447

Total Debt Electronics & Computer Hardware (1.49%)					7,674	7,674

Box, Inc.(4)	Software	Senior Debt Matures March 2016 Interest rate Prime + 3.75% or Floor rate of 7.50%		$10,000	9,910	9,353
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%		$1,018	1,075	1,060
		Senior Debt(11) Matures July 2016 Interest rate Prime + 5.13% or Floor rate of 8.88%		$20,000	20,138	19,274

Total Box, Inc.					31,123	29,687
Clickfox, Inc.	Software	Senior Debt Matures November 2015 Interest rate Prime + 8.25% or Floor rate of 11.50%		$8,000	7,318	7,558
EndPlay,Inc.	Software	Senior Debt Matures August 2015 Interest rate Prime + 7.35% or Floor rate 10.6%		$2,000	1,930	1,930

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Hillcrest Laboratories, Inc	Software	Senior Debt Matures July 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%		$4,000	$3,923	$3,860
JackBe Corporation	Software	Senior Debt Matures January 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%		$3,000	2,900	2,900
Kxen, Inc.(4)	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%		$2,337	2,371	2,192
Tada Innovations, Inc.	Software	Senior Debt(9) Matures November 2012 Interest rate Fixed 8.00%		$100	100	—

Total Debt Software (9.33%)*					49,665	48,127

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%		$7,659	7,927	7,927
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt(9) Matures March 2014 Interest rate Fixed 8.00%		$1,888	1,888	2,394

Total Debt Specialty Pharmaceuticals (2.00%)*					9,815	10,321

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%		$1,847	1,803	1,783

Total Debt Semiconductors (0.34%)*					1,803	1,783

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11) Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%		$16,345	16,222	15,983
ADMA Biologics, Inc.	Drug Delivery	Senior Debt Matures Febuary 2016 Interest rate Prime + 2.75% or Floor rate of 8.50%		$4,000	3,857	3,857
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11) Matures October 2013 Interest rate Prime + 6.50% or Floor rate of 10.75%		$5,052	5,410	5,410
BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%		$3,326	3,320	3,387
Intelliject, Inc.	Drug Delivery	Senior Debt(11) Matures June 2016 Interest rate Prime + 5.75% or Floor rate of 11.00%		$15,000	14,615	15,065
Nupathe, Inc.(3)	Drug Delivery	Senior Debt Matures May 2016 Interest rate Prime–3.25% or Floor rate of 9.85%		$8,500	8,166	8,166

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%		$18,446	$18,330	$18,263

Total Debt Drug Delivery (13.59%)*					69,920	70,131

Ahhha, Inc.(8)	Internet Consumer & Business Services	Senior Debt Matures January 2015 Interest rate Fixed 12.00%		$350	347	—
Blurb, Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2015 Interest rate Prime + 5.25% or Floor rate 8.50%		$8,000	7,708	7,429
Education Dynamics, LLC	Internet Consumer & Business Services	Senior Debt Matures March 2016 Interest rate Fixed 12.50%, PIK Interest 1.50%		$27,500	26,976	26,976
Just.Me, Inc.	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 2.50% or Floor rate 5.75%		$750	732	680
		Senior Debt Matures June 2015 Interest rate Prime + 5.00% or Floor rate 8.25%		$750	727	704

					1,459	1,384
Loku, Inc.	Internet Consumer & Business Services	Senior Debt(9) Matures June 2013 Interest rate Fixed 6.00%		$100	100	100
NetPlenish, Inc.	Internet Consumer & Business Services	Senior Debt Matures April 2015 Interest rate Fixed 10.00%		$500	490	452
Reply! Inc.	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 6.875% or Floor rate of 10.125%		$11,749	11,624	11,337
		Senior Debt(11) Matures September 2015 Interest rate Prime + 7.25% or Floor rate of 11.00%		$2,000	1,946	1,971

Total Reply! Inc.					13,570	13,308
Second Rotation, Inc.	Internet Consumer & Business Services	Senior Debt Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25% , PIK Interest 2.50%		$5,843	5,860	5,880
		Senior Debt Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25% , PIK Interest 1.50%		$1,947	1,888	1,909

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
		Revolving Line of Credit Matures January 2013 Interest rate Fixed 10.50%, PIK Interest 0.25%		$327	$313	$313

Total Second Rotation, Inc.					8,061	8,102
ShareThis, Inc.	Internet Consumer & Business Services	Senior Debt Matures June 2016 Interest rate Prime + 7.50% or Floor rate of 10.75%		$15,000	14,268	14,268
Tectura Corporation	Internet Consumer & Business Services	Revolving Line of Credit Matures July 2013 Interest rate LIBOR + 8.00% or Floor rate of 11.00%		$16,340	17,850	17,797
		Senior Debt Matures December 2014 Interest rate LIBOR + 10.00% or Floor rate of 13.00%		$6,978	6,908	6,827
		Senior Debt Matures April 2013 Interest rate LIBOR + 10.00% or Floor rate of 13.00%		$1,390	1,325	1,325

Total Tectura Corporation					26,083	25,949
Trulia, Inc.(3)	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%		$5,000	4,921	4,729
		Senior Debt(11) Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%		$5,000	4,920	4,547

Total Trulia, Inc.					9,841	9,276
Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%		$7,500	7,681	7,721
		Senior Debt Matures September 2015 Interest rate LIBOR + 7.00% or Floor rate of 8.50%		$10,253	10,190	9,854

Total Vaultlogix, Inc.					17,871	17,575
Votizen, Inc.	Internet Consumer & Business Services	Senior Debt(9) Matures February 2013 Interest rate Fixed 5.00%		$100	100	6
Wavemarket, Inc.	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 9.50%		$10,000	9,840	9,444

Total Debt Internet Consumer & Business Services (26.02%)*					136,714	134,269

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%		$2,641	2,604	2,522

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Eccentex Corporation	Information Services	Senior Debt(11) Matures May 2015 Interest rate Prime + 7.00% or Floor rate of 10.25%		$1,000	$977	$965
InXpo, Inc.	Information Services	Senior Debt Matures March 2014 Interest rate Prime + 7.50% or Floor rate of 10.75%		$2,550	2,466	2,434
Jab Wireless, Inc.	Information Services	Senior Debt Matures November 2017 Interest rate Prime + 6.75% or Floor rate of 8.00%		$30,000	29,852	29,850
RichRelevance, Inc.	Information Services	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%		$4,245	4,210	4,068
Womensforum.com, Inc.	Information Services	Senior Debt(11) Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 9.25%		$8,000	7,838	7,838
		Senior Debt(11) Matures October 2016 Interest rate LIBOR + 7.50% or Floor rate of 10.25%		$4,500	4,422	4,422

Total Womensforum.com, Inc.					12,260	12,260

Total Debt Information Services (10.10%)*					52,369	52,099

Gynesonics, Inc.	Medical Device & Equipment	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$3,912	3,975	4,014
		Senior Debt Matures February 2013 Interest rate Fixed 8.00%		$253	247	247
		Senior Debt Matures September 2013 Interest rate Fixed 8.00%		$36	30	30

Total Gynesonics, Inc.					4,252	4,291
Lanx, Inc.	Medical Device & Equipment	Senior Debt Matures October 2016 Interest rate Prime + 6.50% or Floor rate of 10.25%		$15,000	14,428	14,428
		Revolving Line of Credit Matures October 2015 Interest rate Prime + 5.25% or Floor rate of 9.00%		$5,500	5,300	5,300

Total Lanx, Inc.					19,728	19,728
Novasys Medical, Inc.	Medical Device & Equipment	Senior Debt(9) Matures January 2013 Interest rate Fixed 8.00%		$65	65	65

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
		Senior Debt(9) Matures August 2013 Interest rate Fixed 8.00%		$22	$20	$20

Total Novasys Medical, Inc.					85	85
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%		$8,260	8,915	9,080
		Senior Debt(9) Matures April 2013 Interest rate Fixed 8.00%		$288	288	288
		Senior Debt(9) Matures September 2013 Interest rate Fixed 8.00%		$123	123	123

Total Optiscan Biomedical, Corp.					9,326	9,491
Oraya Therapeutics, Inc.	Medical Device & Equipment	Senior Debt(9) Matures December 2013 Interest rate Fixed 7.00%		$500	500	500
		Senior Debt(11) Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 10.25%		$10,000	9,798	10,079

Total Oraya Therapeutics, Inc.					10,298	10,579
USHIFU, LLC	Medical Device & Equipment	Senior Debt(11) Matures April 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%		$6,000	5,856	5,856

Total Debt Medical Device & Equipment (9.69%)*					49,545	50,030

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%		$5,741	5,691	5,752
Tethys Bioscience Inc.	Diagnostic	Senior Debt(11) Matures December 2015 Interest rate Prime + 8.40% or Floor rate of 11.65%		$10,000	9,940	10,026

Total Debt Diagnostic (3.06%)*					15,631	15,778

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.60% or Floor rate of 11.85%		$761	834	834
		Senior Debt(11) Matures June 2016 Interest rate Prime + 6.70% or Floor rate of 9.95%		$5,000	4,890	4,995

Total Labcyte, Inc.					5,724	5,829

Total Debt Biotechnology Tools (1.13%)*					5,724	5,829

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
MedCall, LLC	Healthcare Services, Other	Senior Debt Matures January 2016 Interest rate 7.79% or Floor rate of 9.50%		$4,908	$4,844	$4,695
		Senior Debt Matures January 2016 Interest rate LIBOR +8.00% or Floor rate of 10.00%		$4,037	3,972	3,871

Total MedCall, LLC					8,816	8,566
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Debt Matures January 2015 Interest rate LIBOR + 9.00% or Floor rate of 11.50%		$3,661	3,713	3,713
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 7.50% or Floor rate of 10.00%		$1,500	1,490	1,490
		Senior Debt Matures January 2015 Interest rate LIBOR + 11.00% or Floor rate of 14.00%, PIK interest 3.75%		$5,900	6,562	6,562

Total Pacific Child & Family Associates, LLC					11,765	11,765
ScriptSave (Medical Security Card Company, LLC)	Healthcare Services, Other	Senior Debt Matures Febuary 2016 Interest rate LIBOR + 8.75% or Floor rate of 11.25%		$16,375	16,168	16,150

Total Debt Health Services, Other (7.07%)*					36,749	36,481

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%		$2,463	2,431	2,427
Transmedics, Inc.	Surgical Devices	Senior Debt(11) Matures November 2015 Interest rate Fixed 12.95%		$7,250	7,464	7,464

Total Debt Surgical Devices (1.92%)*					9,895	9,891

Westwood One Communications	Media/ Content/Info	Senior Debt Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 8.00%		$20,475	18,994	17,575
Women’s Marketing, Inc.	Media/ Content/Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%		$9,681	10,002	10,002
		Senior Debt(11) Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%		$16,362	16,105	15,787

Total Women’s Marketing, Inc.					26,107	25,789

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Zoom Media Corporation	Media/ Content/Info	Senior Debt Matures December 2015 Interest rate Prime + 7.25% or Floor rate of 10.50%, PIK 3.75%		$5,000	$4,657	$4,657
	Media/ Content/Info	Revolving Line of Credit Matures December 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%		$3,000	2,700	2,700

Total Zoom Media Corporation					7,357	7,357

Total Debt Media/Content/Info (9.83%)*					52,458	50,721

Alphabet Energy, Inc.	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 5.75% or Floor rate of 9.00%		$1,614	1,531	1,531
American Supercondutor Corporation(3)	Clean Tech	Senior Debt(11) Matures December 2014 Interest rate Prime + 7.25% or Floor rate of 11.00%		$9,231	9,161	9,438
BrightSource Energy, Inc.	Clean Tech	Revolving Line of Credit Matures January 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%		$35,000	34,870	34,870
Comverge, Inc.	Clean Tech	Senior Debt Matures November 2017 Interest rate LIBOR + 8.00% or Floor rate of 9.50%		$20,000	19,577	19,577
	Clean Tech	Senior Debt Matures November 2017 Interest rate LIBOR + 9.50% or Floor rate of 11.00%		$14,000	13,704	13,704

Total Comverge, Inc.					33,281	33,281
Enphase Energy, Inc.(3)	Clean Tech	Senior Debt(11) Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.00%		$3,758	3,739	3,716
	Clean Tech	Senior Debt Matures August 2016 Interest rate Prime + 8.25% or Floor rate of 11.50%		$7,400	7,321	7,321

Total Enphase Energy, Inc.					11,060	11,037
Glori Energy, Inc.	Clean Tech	Senior Debt(11) Matures June 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%		$8,000	7,832	7,988
Integrated Photovoltaics, Inc.	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 7.38% or Floor rate of 10.63%		$2,572	2,494	2,508
Polyera Corporation	Clean Tech	Senior Debt Matures June 2016 Interest rate Prime + 6.75% or Floor rate of 10.00%		$3,000	2,952	2,952

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Redwood Systems, Inc.	Clean Tech	Senior Debt Matures February 2016 Interest rate Prime + 6.50% or Floor rate of 9.75%		$5,000	$4,965	$4,965
SCIenergy, Inc.(4)	Clean Tech	Senior Debt Matures September 2015 Interest rate Prime + 8.75% or Floor rate 12.00%		$5,296	5,103	5,262
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$2,884	2,877	2,877
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%		$331	330	330

Total Solexel, Inc.					3,207	3,207
Stion Corporation(4)	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%		$7,519	7,483	7,545

Total Debt Clean Tech (24.14%)*					123,938	124,584

Total Debt (160.38%)					833,228	827,540

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		46,446	$39	$53
		Preferred Stock Warrants	Series A	426,000	69	345
		Preferred Stock Warrants	Series B	110,270	35	64

Total Warrants Acceleron Pharmaceuticals, Inc.				582,716	143	462
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Common Stock Warrants		321,429	984	66
Cempra, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		39,038	187	46
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Preferred Stock Warrants	Series D	325,261	490	500
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Preferred Stock Warrants	Series C	400,000	367	126
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		73,009	142	81
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		50,000	28	16
		Preferred Stock Warrants	Series A	525,000	236	173
		Preferred Stock Warrants	Series B	660,000	311	217

Total Warrants Dicerna Pharmaceuticals, Inc.				1,235,000	575	406

EpiCept Corporation(3)	Drug Discovery & Development	Common Stock Warrants		325,204	4	—
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		22,408	231	—
Insmed, Incorporated(3)	Drug Discovery & Development	Common Stock Warrants		329,931	570	1,316
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		302,143	155	641
NeurogesX, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		3,421,500	503	400
PolyMedix, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		627,586	480	9
Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series B	687,023	152	298

Total Warrants Drug Discovery & Development (0.84%)*					4,983	4,351

Bridgewave Communications	Communications & Networking	Preferred Stock Warrants	Series 5	2,942,618	753	—
Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	117,958	101	190
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	Series A	450,000	94	23
OpenPeak, Inc.	Communications & Networking	Preferred Stock Warrants	Series E	25,646	149	9
PeerApp, Inc.(4)	Communications & Networking	Preferred Stock Warrants	Series B	298,779	61	47
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	135,000	95	352
Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	Series B	1,136,277	52	112
UPH Holdings, Inc.	Communications & Networking	Common Stock Warrants		145,877	131	52

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	110,000	$123	$62
Stoke, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	158,536	53	135
		Preferred Stock Warrants	Series D	72,727	65	57

Total Stoke, Inc.				231,263	118	192

Total Warrants Communications & Networking (0.20%)*					1,677	1,039

Atrenta, Inc.	Software	Preferred Stock Warrants	Series D	392,670	121	322
Box, Inc. (4)	Software	Preferred Stock Warrants	Series C	271,070	117	2,235
		Preferred Stock Warrants	Series B	199,219	73	3,242
		Preferred Stock Warrants	Series D-1	62,255	194	566

Total Box, Inc.				532,544	384	6,043
Braxton Technologies, LLC.	Software	Preferred Stock Warrants	Series A	168,750	188	—
Central Desktop, Inc.	Software	Preferred Stock Warrants	Series B	522,823	108	166
Clickfox, Inc.	Software	Preferred Stock Warrants	Series B	1,038,563	329	332
		Preferred Stock Warrants	Series C	592,019	730	213

Total Clickfox, Inc.				1,630,582	1,059	545
Daegis Inc. (pka Unify Corporation)(3)	Software	Common Stock Warrants		718,860	1,434	75
Endplay, Inc.	Software	Preferred Stock Warrants	Series B	180,000	67	39
Forescout Technologies, Inc.	Software	Preferred Stock Warrants	Series D	399,687	99	202
HighRoads, Inc.	Software	Preferred Stock Warrants	Series B	190,176	44	9
Hillcrest Laboratories, Inc.	Software	Preferred Stock Warrants	Series E	1,865,650	55	70
JackBe Corporation	Software	Preferred Stock Warrants	Series C	180,000	73	54
Kxen, Inc.(4)	Software	Preferred Stock Warrants	Series D	184,614	47	13
Rockyou, Inc.	Software	Preferred Stock Warrants	Series B	41,266	117	—
SugarSync Inc.	Software	Preferred Stock Warrants	Series CC	332,726	78	123
		Preferred Stock Warrants	Series DD	107,526	34	30

Total SugarSync Inc.				440,252	112	153
Tada Innovations, Inc.	Software	Preferred Stock Warrants	Series A	20,833	25	—
White Sky, Inc.	Software	Preferred Stock Warrants	Series B-2	124,295	54	3
WildTangent, Inc.	Software	Preferred Stock Warrants	Series 3A	100,000	238	82

Total Warrants Software (1.51%)*					4,225	7,776

Clustrix, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series B	49,732	12	13
Luminus Devices, Inc.	Electronics & Computer Hardware	Common Stock Warrants		26,386	600	—
Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series A-1	181,818	63	106

Total Warrant Electronics & Computer Hardware (0.02%)*					675	119

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	Series D	502,273	$309	$889
Pacira Pharmaceuticals, Inc.(3)	Specialty Pharmaceuticals	Common Stock Warrants		178,987	1,086	1,263
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	Series E	340,534	528	—

Total Warrants Specialty Pharmaceuticals (0.42%)*					1,923	2,152

IPA Holdings, LLC	Consumer & Business Products	Common Stock Warrants		650,000	275	485
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series A	99,286	24	84
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	1,821,429	174	130
ShareThis, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series B	535,905	547	543
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock Warrants		211,765	252	2,023
Wavemarket, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series E	1,083,333	106	61

Total Warrant Consumer & Business Products (0.64%)*					1,378	3,326

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	Series D	360,000	160	84
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	Series D	239,872	157	—
iWatt, Inc.	Semiconductors	Preferred Stock Warrants	Series C	558,748	45	14
		Preferred Stock Warrants	Series D	1,954,762	583	289

Total iWatt, Inc.				2,513,510	628	303
Kovio Inc.	Semiconductors	Preferred Stock Warrants	Series B	319,352	92	—
Quartics, Inc.	Semiconductors	Preferred Stock Warrants	Series C	69,139	53	—

Total Warrants Semiconductors (0.08%)*					1,090	387

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		274,508	356	406
ADMA Biologics, Inc.	Drug Delivery	Common Stock Warrants		25,000	129	128
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		37,639	645	8
BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	Series C-1	150,000	291	446
Intelliject, Inc.	Drug Delivery	Preferred Stock Warrants	Series B	82,500	594	574
NuPathe, Inc.(3)	Drug Delivery	Common Stock Warrants		106,631	139	165
Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	Series D	269,663	557	618
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		61,452	87	44

Total Warrant Drug Delivery (0.46%)*					2,798	2,389

Blurb, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	439,336	323	347
		Preferred Stock Warrants	Series C	234,280	636	218

Total Blurb, Inc.				673,616	959	565
Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		53,084	38	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Just.Me	Internet Consumer & Business Services	Preferred Stock Warrants	Series A	102,299	$20	$20
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	200,000	43	—
Reply! Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	137,225	320	802
Second Rotation	Internet Consumer & Business Services	Preferred Stock Warrants	Series D	105,819	105	113
Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	Series B-1	253,378	51	12
Trulia, Inc.(3)	Internet Consumer & Business Services	Common Stock Warrants		56,053	188	368

Total Warrants Internet Consumer & Business Services (0.37%)*					1,724	1,880

Buzznet, Inc.	Information Services	Preferred Stock Warrants	Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	Series F	48,232	58	5
Eccentex Corporation	Information Services	Preferred Stock Warrants	Series A	408,719	31	3
Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	Series B	190,234	230	579
InXpo, Inc.	Information Services	Preferred Stock Warrants	Series C	648,400	98	43
	Information Services	Preferred Stock Warrants	Series C-1	267,049	25	24

Total InXpo, Inc.	Information Services			915,449	123	67
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	Series A	266,567	265	420
RichRelevance, Inc.	Information Services	Preferred Stock Warrants	Series D	112,749	98	28
Solutionary, Inc.	Information Services	Preferred Stock Warrants	Series A-2	111,311	96	5

Total Warrants Information Services (0.22%)*					910	1,107

EKOS Corporation	Medical Device & Equipment	Preferred Stock Warrants	Series C	4,448,135	327	—
Gelesis, Inc.(6)	Medical Device & Equipment		LLC interest	263,688	78	95
Lanx, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	1,203,369	441	445
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series D	580,447	131	—
		Common Stock Warrants		109,449	2	—

Total Novasys Medial, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock Warrants	Series D	6,206,187	1,069	151

Total Optiscan Biomedical, Corp.				6,206,187	1,069	151
Oraya Therapeutics, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	716,948	676	314
		Common Stock Warrants		95,498	66	62

Total Oraya Therapeutics, Inc.				812,446	742	376
USHIFU, LLC	Medical Device & Equipment	Preferred Stock Warrants	Series G	141,388	188	188

Total Warrants Medical Device & Equipment (0.24%)*					2,978	1,255

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Common Stock Warrants		333,333	244	360
Tethys Bioscience, Inc.	Diagnostic	Preferred Stock Warrants	Series E	617,683	148	169

Total Warrants Diagnostic (0.10%)*					392	529

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Labcyte, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series C	1,127,624	$323	$247
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series B	204,545	45	161
		Preferred Stock Warrants	Series C	30,114	33	8

Total NuGEN Technologies, Inc.				234,659	78	169

Total Warrants Biotechnology Tools (0.08%)*					401	416

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	62,500	87	2
Transmedics, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	40,436	225	—
		Preferred Stock Warrants	Series D	175,000	100	100

Total Transmedics, Inc.					325	100

Gynesonics, Inc.	Surgical Devices	Preferred Stock Warrants	Series A	123,457	18	7
		Preferred Stock Warrants	Series C	1,474,261	387	298

Total Gynesonics, Inc.				1,597,718	405	305

Total Warrants Surgical Devices (0.08%)*					817	407

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock Warrants	Series C	110,018	60	55
Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants	Series D	407,457	482	—
Zoom Media Group, Inc.	Media/Content/ Info	Preferred Stock Warrants	n/a	1,204	348	346

Total Warrants Media/Content/Info (0.08%)*					890	401

Alphabet Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series A	79,083	68	148
American Supercondutor Corporation(3)	Clean Tech	Common Stock Warrants		139,275	244	122
BrightSource Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D	58,333	675	248
Calera, Inc.	Clean Tech	Preferred Stock Warrants	Series C	44,529	513	—
EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	Series B	437,500	308	435
Enphase Energy, Inc.(3)	Clean Tech	Common Stock Warrants		37,500	102	17
Fulcrum Bioenergy, Inc.	Clean Tech	Preferred Stock Warrants	Series C-1	187,265	211	104
Glori Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series C	145,932	165	62
GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D-1	393,212	548	1
Integrated Photovoltaics, Inc.	Clean Tech	Preferred Stock Warrants	Series A-1	390,000	82	119
Polyera Corporation	Clean Tech	Preferred Stock Warrants	Series C	161,575	69	68
Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	Series C	3,200,000	211	317
Redwood Systems, Inc.	Clean Tech	Preferred Stock Warrants	Series C	331,250	3	2
SCIenergy, Inc.(4)	Clean Tech	Preferred Stock Warrants	Series D	1,061,168	361	145
Solexel, Inc.	Clean Tech	Preferred Stock Warrants	Series B	245,682	1,161	7
Stion Corporation(4)	Clean Tech	Preferred Stock Warrants	Series E	110,226	317	167
Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	Series A	320,000	161	54

Total Warrants Clean Tech (0.39%)*					5,199	2,016

Total Warrants (5.73%)					32,060	29,550

Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		167,864	842	1,351
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series B	502,684	502	488

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	Series C	15,334	$1,500	$—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		546,448	2,000	3,328
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series H	244,158	1,000	282
		Common Stock		47,471	5	3

Total Paratek Pharmaceuticals, Inc.				291,629	1,005	286

Total Equity Drug Discovery & Development (1.06%)*					5,849	5,453

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	Series B	600,601	1,000	915
		Preferred Stock	Series C	93,456	242	205
		Preferred Stock	Series E	43,488	98	174
		Preferred Stock	Series F	19,268	61	77

Total Acceleron Pharmaceuticals, Inc.				756,813	1,401	1,371
Merrion Pharma, Plc.(3)(5)(10)	Drug Delivery	Common Stock		20,000	9	—
Nupathe, Inc.	Drug Delivery	Common Stock		50,000	146	142
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock		41,570	500	185

Total Equity Drug Delivery (0.33%)*					2,056	1,698

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	Series B	564,972	2,000	—
		Preferred Stock	Series C	649,998	372	—
		Preferred Stock	Series D	847,544	508	—
		Preferred Stock	Series E	1,987,605	374	—

Total E-band Communications, Corp.				4,050,119	3,254	—
Glowpoint, Inc.(3)	Communications & Networking	Common Stock		114,192	101	227
Neonova Holding Company	Communications & Networking	Preferred Stock	Series A	500,000	250	200
Peerless Network, Inc.	Communications & Networking	Preferred Stock	Series A	1,000,000	1,000	3,692
Stoke, Inc.	Communications & Networking	Preferred Stock	Series E	152,905	500	631
UPH Holdings, Inc.	Communications & Networking	Common Stock		742,887	—	624

Total Equity Communications & Networking (1.04%)*					5,105	5,374

Atrenta, Inc.	Software	Preferred Stock	Series C	1,196,845	508	1,042
		Preferred Stock	Series D	635,513	986	1,604

				1,832,358	1,494	2,646
Box, Inc.(4)	Software	Preferred Stock	Series C	390,625	500	5,117
		Preferred Stock	Series D	158,127	500	2,071
		Preferred Stock	Series D-1	124,511	1,000	1,632
		Preferred Stock	Series D-2	220,751	2,001	2,892
		Preferred Stock	Series E	38,183	500	500

Total Box, Inc.				932,197	4,501	12,212
Caplinked, Inc.	Software	Preferred Stock	Series A-3	53,614	52	77

Total Equity Software (2.89%)*					6,047	14,935

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock	Series D	4,717,813	$268	$—
Virident Systems	Electronics & Computer Hardware	Preferred Stock	Series D	6,546,217	5,000	4,922

Total Equity Electronics & Computer Hardware (0.95%)*					5,268	4,922

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	Series E	166,419	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*					750	—

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	Series A	295,861	819	597
Facebook, Inc.(3)	Consumer & Business Products	Common Stock	Series B	307,500	9,558	8,089
IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	LLC interest	500,000	500	711
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	Series B	187,970	500	657
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock	Series D	19,260	250	343

Total Equity Consumer & Business Products (2.02%)*					11,627	10,397

iWatt, Inc.	Semiconductors	Preferred Stock	Series E	2,412,864	490	752

Total Equity Semiconductors (0.15%)*					490	752

Buzznet, Inc.	Information Services	Preferred Stock	Series C	263,158	250	—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock		500,000	603	—
Solutionary, Inc.	Information Services	Preferred Stock	Series A-1	189,495	18	235
		Preferred Stock	Series A-2	65,834	325	82

Total Solutionary, Inc.				255,329	343	317

Total Equity Information Services (0.06%)*					1,196	317

Gelesis, Inc.(6)	Medical Device & Equipment			674,208	—	435
			LLC interest	674,208	425	610
			LLC interest	675,676	500	525

Total Gelesis, Inc.				2,024,092	925	1,570
Lanx, Inc.	Medical Device & Equipment	Preferred Stock	Series C	1,203,369	1,000	1,155
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock	Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock	Series B	6,185,567	3,000	314
		Preferred Stock	Series C-2	1,927,309	655	251

Total Optiscan Biomedical, Corp.				8,112,876	3,655	565

Total Equity Medical Device & Equipment (0.64%)*					6,580	3,290

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	Series C	189,394	$500	$600

Total Equity Biotechnology Tools (0.12%)*					500	600

Transmedics, Inc.	Surgical Devices	Preferred Stock	Series B	88,961	1,100	—
		Preferred Stock	Series C	119,999	300	—
		Preferred Stock	Series D	260,000	650	650

Total Transmedics, Inc.				468,960	2,050	650
Gynesonics, Inc.	Surgical Devices	Preferred Stock	Series B	219,298	250	159
		Preferred Stock	Series C	656,512	282	251

Total Gynesonics, Inc.				875,810	532	410

Total Equity Surgical Devices (0.20%)*					2,582	1,060

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock	Series D	145,590	1,000	412

Total Equity Media/Content/Info (0.08%)*					1,000	412

Total Equity (9.54%)					49,050	49,210

					49,050	49,210

Total Investments (175.65%)					$914,338	$906,300

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $19.9 million, $27.6 million and $7.8 million respectively. The tax cost of investments is $916.9 million
(3)	Except for warrants in twenty publicly traded companies and common stock in eight publicly traded companies, all investments are restricted at December 31, 2012 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2012, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization (as defined in Note 4).

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 7.3% or Floor rate of 10.55%		$25,000	$24,433	$25,183

Total Anthera Pharmaceuticals Inc.					24,433	25,183

Aveo Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures June 2014 Interest rate Prime + 7.15% or Floor rate of 11.9%		$25,000	25,360	26,110

Total Aveo Pharmaceuticals, Inc.					25,360	26,110

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%		$12,000	11,665	11,665

Total Dicerna Pharmaceuticals, Inc.					11,665	11,665

NextWave Pharmaceuticals	Drug Discovery & Development	Senior Debt Matures June 2015 Interest rate Prime + 4.3% or Floor rate of 9.55%		$6,000	5,925	5,926

Total NextWave Pharmaceuticals					5,925	5,926

Concert Pharmaceuticals	Drug Discovery & Development	Senior Debt Matures July 2015 Interest rate Prime + 3.25% or Floor rate of 8.25%		$7,500	7,350	7,350

Total Concert Pharmaceuticals					7,350	7,350

PolyMedix, Inc.	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%		$6,763	6,594	6,729

Total PolyMedix, Inc.					6,594	6,729

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 5.65% or Floor rate of 10.40%		$10,000	10,070	10,070

Total Aegerion Pharmaceuticals, Inc.					10,070	10,070

Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%		$7,633	7,958	7,879

Total Chroma Therapeutics, Ltd.					7,958	7,879

NeurogesX, Inc.	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%		$15,000	14,558	14,558

Total NeurogesX, Inc.					14,558	14,558

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Total Debt Drug Discovery & Development (26.79%)*					$113,913	$115,470

E-band Communications, Corp.(6)	Communications & Networking	Convertible Senior Debt Due on demand Interest rate Fixed 6.00%		$356	356	—

Total E-Band Communications, Corp.					356	—

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.12% or Floor rate of 11.37%		$6,524	6,346	6,476
		Senior Debt Matures May 2012 Interest rate Prime + 4.25%		$1,100	1,100	1,070

Total Intelepeer, Inc.					7,446	7,546

Ahhha, Inc.	Communications & Networking	Senior Debt Matures January 2015 Interest rate Fixed 10.00%		$350	345	345

Total Ahhha, Inc.					345	345

Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures October 2014 Interest rate Prime + 7.50% or Floor rate of 12.00%		$4,369	4,196	4,196

Total Pac-West Telecomm, Inc.					4,196	4,196

PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%		$1,776	1,814	1,835

Total PeerApp, Inc.(5)					1,814	1,835

PointOne, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Libor + 9.0% or Floor rate of 11.50%		$8,308	8,107	8,100

Total PointOne, Inc.					8,107	8,100

Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%		$2,627	2,586	2,612

Total Stoke, Inc.					2,586	2,612

Total Debt Communications & Networking (5.71%)*					24,850	24,634

Central Desktop, Inc.	Software	Senior Debt Matures April 2014 Interest rate Prime + 6.75% or Floor rate of 10.50%		$3,000	2,894	2,954

Total Central Desktop, Inc.					2,894	2,954

Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%		$3,999	3,920	4,000

Total Clickfox, Inc.					3,920	4,000

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Kxen, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%		$3,000	$2,958	$2,858

Total Kxen, Inc.					2,958	2,858

RichRelevance, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%		$5,000	4,879	4,879

Total RichRelevance, Inc.					4,879	4,879

Blurb, Inc	Software	Senior Debt Matures December 2015 Interest rate Prime +5.25% or Floor rate 8.5%		$5,000	4,873	4,873

Total Blurb, Inc					4,873	4,873

SugarSync Inc.	Software	Senior Debt Matures April 2015 Interest rate Prime + 4.50% or Floor rate of 8.25%		$2,000	1,950	1,950

Total SugarSync Inc.					1,950	1,950

White Sky, Inc.	Software	Senior Debt Matures June 2014 Interest rate Prime + 7.00% or Floor rate of 10.25%		$1,418	1,357	1,400

Total White Sky, Inc.					1,357	1,400

Tada Innovations, Inc.	Software	Senior Debt Matures June 2012 Interest rate Prime + 3.25% or Floor rate of 6.50%		$100	90	90

Total Tada Innovations, Inc.					90	90

Total Debt Software (5.34%)*					22,921	23,004

Maxvision Holding, LLC.(7)	Electronics & Computer Hardware	Senior Debt Matures December 2013 Interest rate Prime + 8.25% or Floor rate of 12.00%, PIK interest 5.00%		$4,185	4,143	—
		Senior Debt Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%, PIK interest 2.00%		$2,539	2,515	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
		Revolving Line of Credit Matures December 2013 Interest rate Prime + 5.00% or Floor rate of 8.50%		$892	$1,027	$1,027

Total Maxvision Holding, LLC					7,685	1,027

Total Debt Electronics & Computer Hardware (0.24%)*					7,685	1,027

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%		$10,359	10,315	10,584

Total Althea Technologies, Inc.					10,315	10,584

Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Senior Debt Matures August 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%		$11,250	11,257	11,397
		Senior Debt Matures August 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%		$15,000	14,386	14,574

Total Pacira Pharmaceuticals, Inc.					25,643	25,971

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Convertible Senior Debt Matures March 2012 Interest rate 8.00%		$1,888	1,888	1,888

Total Quatrx Pharmaceuticals Company					1,888	1,888

Total Debt Specialty Pharmaceuticals (8.92%)*					37,846	38,443

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 7.75% or Floor rate of 11.00%		$2,500	2,329	2,329

Total Achronix Semiconductor Corporation					2,329	2,329

Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%		$1,250	1,218	1,218

Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 6.00% or Floor rate of 9.75%		$3,000	2,910	2,910

Total Kovio Inc.					4,128	4,128

Total Debt Semiconductors (1.50%)*					6,457	6,457

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%		$10,000	9,773	9,579

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%		$10,000	$9,772	$9,578

Total AcelRX Pharmaceuticals, Inc.					19,545	19,157

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%		$10,497	10,537	10,695

Total Alexza Pharmaceuticals, Inc.					10,537	10,695

BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%		$5,000	4,730	4,880

Total BIND Biosciences, Inc.					4,730	4,880

Merrion Pharmaceuticals, Inc.(5)	Drug Delivery	Senior Debt Matures January 2015 Interest rate Prime + 9.20% or Floor rate of 12.45%		$5,000	4,765	3,819

Total Merrion Pharmaceuticals, Inc.					4,765	3,819

Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%		$22,000	21,379	21,379

Total Revance Therapeutics, Inc.					21,379	21,379

Total Debt Drug Delivery (13.90%)*					60,956	59,930

Gelesis, Inc.(8)	Therapeutic	Senior Debt Matures April 2013 Interest rate Prime + 8.75% or Floor rate of 12.00%		$3,428	3,514	3,254

Total Gelesis, Inc.					3,514	3,254

Gynesonics, Inc.	Therapeutic	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$5,336	5,309	5,383

Total Gynesonics, Inc.					5,309	5,383

Oraya Therapeutics, Inc.	Therapeutic	Senior Debt Matures March 2015 Interest rate Prime + 4.75% or Floor rate of 9.50%		$7,500	7,377	7,377

Total Oraya Therapeutics, Inc.					7,377	7,377

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%		$4,965	$4,932	$4,932

		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 6.5% or Floor rate of 9.00%		$1,500	1,485	1,412

		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%, PIK interest 3.75%		$5,900	6,259	6,436

Total Pacific Child & Family Associates, LLC					12,676	12,780

Total Debt Therapeutic (6.68%)*					28,876	28,794

InXpo, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2014 Interest rate Prime + 7.5% or Floor rate of 10.75%		$3,192	3,083	3,147

Total InXpo, Inc.					3,083	3,147

Westwood One Communications	Internet Consumer & Business Services	Senior Debt Matures October 2016 Interest rate of 8.00%		$21,000	19,059	19,479

Total Westwood One Communications					19,059	19,479

Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 6.87% or Floor rate of 10.12%	$13,000	12,877	13,131

Total Reply! Inc.				12,877	13,131

MedCall	Internet Consumer & Business Services	Senior Debt Matures January 2016 Interest rate LIBOR + 7.50% or Floor rate of 9.50%	$5,168	5,051	5,051

Total MedCall				5,051	5,051

ScriptSave (Medical Security Card Company, LLC)	Internet Consumer & Business Services	Senior Debt Matures February 2016 Interest rate Prime + 8.75%	$19,646	19,307	19,896

Total ScriptSave				19,307	19,896

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Trulia, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%		$5,000	$4,871	$4,871

		Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%		$5,000	4,871	4,871

Total Trulia, Inc.					9,742	9,742

Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate Libor + 8.50% or Floor rate of 10.00%, PIK interest 2.50%		$7,500	7,441	7,441

		Senior Debt Matures September 2015 Interest rate Libor + 7.00% or Floor rate of 8.50%		$11,500	11,335	11,335

		Revolving Line of Credit Matures September 2015 Interest rate Libor + 6.00% or Floor rate of 7.50%		$300	284	284

Total Vaultlogix, Inc.					19,060	19,060

Tectura Corporation	Internet Consumer & Business Services	Senior Debt Matures December 2012 Interest rate 11%		$5,625	6,834	6,834

		Revolving Line of Credit
		Senior Debt Matures August 2012 Interest rate 11%		$2,500	2,556	2,556

		Revolving Line of Credit Matures July 2012 Interest rate 11% , PIK interest 1.00%		$17,487	17,738	17,738

Total Tectura Corporation					27,128	27,128

Total Debt Internet Consumer & Business Services (27.06%)					115,307	116,634

Box.net, Inc.	Information Services	Senior Debt Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%		$9,647	9,432	9,432
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%		$1,590	1,613	1,645

Total Box.net, Inc.					11,045	11,077

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Cha Cha Search, Inc.	Information Services	Senior Debt
		Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%		$3,000	$2,926	$2,903

Total Cha Cha Search, Inc.					2,926	2,903
Jab Wireless, Inc.	Information Services	Senior Debt Matures August 2016 Interest rate Prime + 6.25% or Floor rate of 6.75%		$20,272	19,993	19,993

Total Jab Wireless, Inc.					19,993	19,993

Total Debt Information Services (7.88%)					33,964	33,973

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%		$10,750	10,884	11,147

Total Optiscan Biomedical, Corp.					10,884	11,147

Total Debt Diagnostic (2.59%)*					10,884	11,147

deCODE genetics ehf.	Biotechnology Tools	Senior Debt Matures September 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%		$5,000	4,664	4,664

Total deCODE genetics ehf.					4,664	4,664
Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%		$2,416	2,425	2,479

Total Labcyte, Inc.					2,425	2,479
Cempra Holdings LLC	Biotechnology Tools	Senior Debt Matures December 2015 Interest rate Prime + 7.05% or Floor rate of 10.30%		$10,000	9,721	9,721

Total Cempra Holdings LLC					9,721	9,721

Total Debt Biotechnology Tools (3.91%)*					16,810	16,864

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%		$3,000	2,879	2,879

Total Entrigue Surgical, Inc.					2,879	2,879
Transmedics, Inc. (4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%		$8,375	8,602	8,602

Total Transmedics, Inc.					8,602	8,602

Total Debt Surgical Devices (2.66%)*					11,481	11,481

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Neoprobe (pka Navidea)	Media/ Content/ Info	Senior Debt		$7,000	$6,733	$6,733
Total Neoprobe (pka Navidea)		Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%			6,733	6,733

Women’s Marketing, Inc.	Media/ Content/ Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%		$10,000	9,956	10,156

		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%		$9,710	9,503	9,896

		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%		$9,956	9,744	9,744

Total Women’s Marketing, Inc.					29,203	29,796

Total Debt Media/Content/Info (8.47%)*					35,936	36,529

BrightSource Energy, Inc.(4)	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%		$11,250	11,122	11,122

		Senior Debt Matures December 2012 Interest rate Prime + 9.55% or Floor rate of 12.8%		$13,750	13,593	13,593

Total BrightSource Energy, Inc.					24,715	24,715

EcoMotors, Inc.	Clean Tech	Senior Debt Matures February 2014 Interest rate Prime + 6.1% or Floor rate of 9.35%		$4,879	4,713	4,859

Total EcoMotors, Inc.					4,713	4,859

Enphase Energy, Inc.	Clean Tech	Senior Debt Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.0%		$4,898	4,784	4,748

Total Enphase Energy, Inc.					4,784	4,748

NanoSolar, Inc.	Clean Tech	Senior Debt Matures September 2014 Interest rate Prime + 7.75% or Floor rate of 11.0%		$9,212	8,795	8,795

Total NanoSolar, Inc.					8,795	8,795

Integrated Photovoltaics	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 7.375% or Floor rate of 10.625%		$3,000	2,875	2,875

Total Integrated Photovoltaics					2,875	2,875

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Principal Amount	Cost(2)	Value(3)
Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate of 11.0%		$1,348	$1,356	$1,320

Total Propel Biofuels, Inc.					1,356	1,320

SCIenergy, Inc.	Clean Tech	Senior Debt Matures October 2014 Interest rate 6.25%		$202	202	202
		Senior Debt Matures August 2015 Interest rate Prime + 4.90% or Floor rate of 8.15%		$5,000	4,883	4,883

Total SCIenergy, Inc.					5,085	5,085

Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$937	594	594
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%		$8,120	8,389	8,389

Total Solexel, Inc.					8,983	8,983

Total Debt Clean Tech (14.24%)*					61,306	61,380

Total Debt (135.90%)					589,192	585,767

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Acceleron Pharmaceuticals, Inc.	Drug Discovery	Common Stock Warrants		46,446	$39	$42
	& Development	Preferred Stock Warrants	Series A	426,000	69	273
		Preferred Stock Warrants	Series B	110,270	35	51

Total Warrants Acceleron Pharmaceuticals, Inc.				582,716	143	366

Anthera Pharmaceuticals Inc.	Drug Discovery	Common Stock Warrants		176,786	541	551
	& Development	Common Stock Warrants		144,643	443	451

Total Warrants Anthera Pharmaceuticals Inc.				321,429	984	1,002

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	Series A	525,000	236	69
	& Development	Common Stock Warrants		50,000	28	0
		Preferred Stock Warrants	Series B	660,000	311	137

Total Warrants Dicerna Pharmaceuticals, Inc.				1,235,000	575	206

EpiCept Corporation(5)	Drug Discovery & Development	Common Stock Warrants		325,204	4	15

Total Warrants EpiCept Corporation				325,204	4	15

Concert Pharmaceuticals	Drug Discovery & Development	Preferred Stock Warrants	Series C	200,000	234	233

Total Concert Pharmaceuticals				200,000	234	233
NextWave Pharmaceuticals	Drug Discovery & Development	Preferred Stock Warrants	Series A-1	540,216	126	125

Total NextWave Pharmaceuticals				540,216	126	125

Horizon Therapeutics, Inc.	Drug Discovery & Development	Common Stock Warrants		22,408	231	—

Total Horizon Therapeutics, Inc.				22,408	231	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series D	302,143	155	1,116

Total Merrimack Pharmaceuticals, Inc.				302,143	155	1,116

Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series F	210,473	137	68

Total Paratek Pharmaceuticals, Inc.				210,473	137	68

PolyMedix, Inc.	Drug Discovery & Development	Common Stock Warrants		627,586	480	97

Total PolyMedix, Inc.				627,586	480	97

Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series B	687,023	152	207

Total Portola Pharmaceuticals, Inc.				687,023	152	207

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		107,779	69	1,115

Total Aegerion Pharmaceuticals, Inc.				107,779	69	1,115

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Preferred Stock Warrants	Series D	325,261	$490	$387

Total Chroma Therapeutics, Ltd.				325,261	490	387

NeurogesX, Inc.	Drug Discovery & Development	Common Stock Warrants		791,667	503	122

Total NeurogesX, Inc.				791,667	503	122

Total Warrants Drug Discovery & Development (1.17%)*				6,278,905	4,283	5,059

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	201,031	102	165

Total Affinity Videonet, Inc.				201,031	102	165

IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants	Series D	296,344	45	—

		Preferred Stock Warrants	Series D	451,354	72	—

Total IKANO Communications, Inc.				747,698	117	—

Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	117,958	101	92

Total Intelepeer, Inc.				117,958	101	92
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	Series A	450,000	94	28

Total Neonova Holding Company				450,000	94	28

Pac-West Telecomm, Inc.	Communications & Networking	Common Stock Warrants		54,688	121	—

Total Pac-West Telecomm, Inc.				54,688	121	—

PeerApp, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	298,779	61	23

Total PeerApp, Inc.(5)				298,779	61	23

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	135,000	95	206

Total Peerless Network, Inc.				135,000	95	206

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	Series B	1,136,277	52	109

Total Ping Identity Corporation				1,136,277	52	109

PointOne, Inc.	Communications & Networking	Common Stock Warrants		145,877	131	5

Total PointOne, Inc.				145,877	131	5

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	110,000	123	121

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Total Purcell Systems, Inc.				110,000	$123	$121

Stoke, Inc(4)	Communications & Networking	Preferred Stock Warrants	Series C	158,536	53	149
		Preferred Stock Warrants	Series D	72,727	65	81

Total Stoke, Inc.				231,263	118	230

Total Warrants Communications & Networking (0.23%)*				3,628,571	1,115	979

Atrenta, Inc.	Software	Preferred Stock Warrants	Series C	1,196,847	136	815
		Preferred Stock Warrants	Series D	356,973	95	284

Total Atrenta, Inc.				1,553,820	231	1,099

Blurb, Inc.	Software	Preferred Stock Warrants	Series B	439,336	323	855
		Preferred Stock Warrants	Series C	234,280	636	636

Total Blurb, Inc.				673,616	959	1,491

Braxton Technologies, LLC.	Software	Preferred Stock Warrants	Series A	168,750	189	—

Total Braxton Technologies, LLC.				168,750	189	—

Bullhorn, Inc.	Software	Preferred Stock Warrants	Series C	122,807	43	229

Total Bullhorn, Inc.				122,807	43	229
Central Desktop, Inc.	Software	Preferred Stock Warrants	Series B	522,823	108	398

Total Central Desktop, Inc.				522,823	108	398

Clickfox, Inc.	Software	Preferred Stock Warrants	Series B	1,038,563	329	522

Total Clickfox, Inc.				1,038,563	329	522

Forescout Technologies, Inc.	Software	Preferred Stock Warrants	Series D	399,687	99	142

Total Forescout Technologies, Inc.				399,687	99	142

HighRoads, Inc.	Software	Preferred Stock Warrants	Series B	190,176	45	7

Total HighRoads, Inc.				190,176	45	7

Kxen, Inc.	Software	Preferred Stock Warrants	Series D	184,614	47	22

Total Kxen, Inc.				184,614	47	22

RichRelevance, Inc.	Software	Preferred Stock Warrants	Series D	112,749	98	12

Total RichRelevance, Inc.				112,749	98	12

Rockyou, Inc.	Software	Preferred Stock Warrants	Series B	41,266	116	1

Total Rockyou, Inc.				41,266	116	1

Sportvision, Inc.	Software	Preferred Stock Warrants	Series B	259,139	39	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Total Sportvision, Inc.				259,139	$39	$—

SugarSync Inc.	Software	Preferred Stock Warrants	Series CC	332,726	78	162

Total SugarSync Inc.				332,726	78	162
Daegis Inc. (pka Unify Corporation)	Software	Common Stock Warrants		718,860	1,434	237

Total Daegis Inc.				718,860	1,434	237

White Sky, Inc.	Software	Preferred Stock Warrants	Series B-2	124,295	54	3

Total White Sky, Inc.				124,295	54	3

Tada	Software	Preferred Stock Warrants	Series A	20,833	25	25

Total Tada				20,833	25	25

WildTangent, Inc.	Software	Preferred Stock Warrants	Series 3A	100,000	238	22

Total WildTangent, Inc.				100,000	238	22

Total Warrants Software (1.01%)*				6,564,724	4,132	4,372

Luminus Devices, Inc.	Electronics &	Common Stock Warrants		6,681	334	—
	Computer Hardware	Common Stock Warrants		3,341	84	—
		Common Stock Warrants		16,364	183	—

Total Luminus Devices, Inc.				26,386	601	—

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series A-1	181,818	63	196

Total Shocking Technologies, Inc.				181,818	63	196

Total Warrant Electronics & Computer Hardware (0.05%)*				208,204	664	196

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	Series D	502,273	309	516

Total Althea Technologies, Inc.				502,273	309	516

Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Common Stock Warrants		178,987	1,086	425

Total Pacira Pharmaceuticals, Inc.				178,987	1,086	425

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	Series E	340,534	528	—

Total Quatrx Pharmaceuticals Company				340,534	528	—

Total Warrants Specialty Pharmaceuticals (0.22%)*				1,021,794	1,923	941

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series A	65,000	$321	$250

Total Annie’s, Inc.				65,000	321	250

IPA Holdings, LLC	Consumer & Business Products	Common Stock Warrants		650,000	275	58

Total IPA Holding, LLC				650,000	275	58

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series A	99,286	24	118

Total Market Force Information, Inc.				99,286	24	118

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	423,529	252	2,495

Total Wageworks, Inc.				423,529	252	2,495
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	1,821,429	174	—

Total Seven Networks, Inc.				1,821,429	174	—

Total Warrant Consumer & Business Products (0.68%)*				3,059,244	1,046	2,921

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	Series D	360,000	160	145

Total Achronix Semiconductor Corporation				360,000	160	145

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	Series D	239,872	157	—

Total Enpirion, Inc.				239,872	157	—

iWatt, Inc.	Semiconductors	Preferred Stock Warrants	Series C	558,748	46	3

		Preferred Stock Warrants	Series D	1,954,762	582	10

Total iWatt, Inc.				2,513,510	628	13

Kovio Inc.	Semiconductors	Preferred Stock Warrants	Series B	319,352	92	4

Total Kovio Inc.				319,352	92	4

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants	Series D	2,941,176	297	1,328

Total NEXX Systems, Inc.				2,941,176	297	1,328

Quartics, Inc.	Semiconductors	Preferred Stock Warrants	Series C	69,139	53	—

Total Quartics, Inc.				69,139	53	—

Total Warrants Semiconductors (0.35%)*				6,443,049	1,387	1,490

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		137,254	$178	$41
		Common Stock Warrants		137,254	178	41

Total AcelRX Pharmaceuticals, Inc.				274,508	356	82

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Common Stock Warrants		376,394	645	72

Total Alexza Pharmaceuticals, Inc.				376,394	645	72

BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	Series C-1	150,000	291	427

Total BIND Biosciences, Inc.				150,000	291	427

Merrion Pharmaceuticals, Inc.(5)	Drug Delivery	Common Stock Warrants		1,453,519	214	194

Total Merrion Pharmaceuticals, Inc.				1,453,519	214	194

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		24,581	36	62
		Common Stock Warrants		36,871	51	93

Total Transcept Pharmaceuticals, Inc.				61,452	87	155
Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	Series D	269,663	557	565

Total Revance Therapeutics, Inc.				269,663	557	565

Total Warrant Drug Delivery (0.35%)*				2,585,536	2,150	1,495

Gelesis	Therapeutic	Preferred Stock Warrants	Series A-1	263,688	78	106

Total Gelesis				263,688	78	106

BARRX Medical, Inc.	Therapeutic	Preferred Stock Warrants	Series C	66,667	76	189

Total BARRX Medical, Inc.				66,667	76	189

EKOS Corporation	Therapeutic	Preferred Stock Warrants	Series C	4,448,135	327	—

Total EKOS Corporation				4,448,135	327	—

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants	Series A	123,457	17	17
			Series C	1,087,497	211	216

Total Gynesonics, Inc.				1,210,954	228	233

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants	Series B	38,829	99	—

Total Light Science Oncology, Inc.				38,829	99	—

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants	Series D	526,840	125	13

Total Novasys Medical, Inc.				526,840	125	13

Oraya Therapeutics, Inc.	Therapeutic	Preferred Stock Warrants	Series C	477,966	551	551

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Total Oraya Therapeutics, Inc.				477,966	$551	$551

Total Warrants Therapeutic (0.25%)*				7,033,079	1,484	1,092

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series A	303,872	147	—

Total Cozi Group, Inc.				303,872	147	—

Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		12,698	6	—
		Common Stock Warrants		13,068	6	—
		Common Stock Warrants		13,467	11	—
		Common Stock Warrants		13,851	15	—
		Common Stock Warrants		97,657	44	—

Total Invoke Solutions, Inc.				150,741	82	—
InXpo, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series C	648,400	98	56

Total InXpo, Inc.				648,400	98	56

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	200,000	43	—

Total Prism Education Group, Inc.				200,000	43	—

RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series C	863,599	1,224	—

Total RazorGator Interactive Group, Inc.				863,599	1,224	—

Reply! Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	137,225	320	395

Total Reply! Inc.				137,225	320	395

Trulia, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series D	168,165	188	413

Total Trulia, Inc.				168,165	188	413

Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	Series B-1	253,378	51	26

Total Tectura Corporation				253,378	51	26

Total Warrants Internet Consumer & Business Services (0.21%)				2,725,380	2,153	890

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants	Series AA	235,294	106	—

		Common Stock Warrants		34,939	49	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Total Lilliputian Systems, Inc.				270,233	$155	$—

Total Warrants Energy (0.00%)*				270,233	155	—

Box.net, Inc.	Information Services	Preferred Stock Warrants	Series C	199,219	117	1,557
		Preferred Stock Warrants	Series B	271,070	73	2,280
		Preferred Stock Warrants	Series D-1	62,255	193	233

Total Box.net, Inc.				532,544	383	4,070

Buzznet, Inc.	Information Services	Preferred Stock Warrants	Series B	19,962	9	—

Total Buzznet, Inc.				19,962	9	—

Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	Series F	48,232	58	1

Total Cha Cha Search, Inc.				48,232	58	1

Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock Warrants	Series B	1,104,020	213	—

Total Magi.com				1,104,020	213	—

Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	Series A	266,567	265	332

Total Jab Wireless, Inc.				266,567	265	332

Solutionary Inc.	Information Services	Preferred Stock Warrants	Series E	117,171	96	—

Total Solutionary, Inc.				117,171	96	—

Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	Series B	190,234	230	83

Total Intelligent Beauty, Inc.				190,234	230	83

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants	Series A	620,000	172	237

Total Zeta Interactive Corporation				620,000	172	237

Total Warrants Information Services (1.10%)				2,898,730	1,426	4,723

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock Warrants	Series A	1,113,403	80	150
		Preferred Stock Warrants	Series B	3,092,784	680	453
		Preferred Stock Warrants	Series C	2,000,000	309	269

Total Optiscan Biomedical, Corp.				6,206,187	1,069	872

Total Warrants Diagnostic (0.20%)*				6,206,187	1,069	872

deCODE genetics ehf.	Biotechnology Tools	Preferred Stock Warrants	Series A-2	135,871	305	305

Total deCODE genetics ehf.				135,871	305	305

Labcyte, Inc.	Biotechnology Tools	Common Stock Warrants	Series C	840,817	197	263

Total Labcyte, Inc.				840,817	197	263

Cempra Holdings LLC	Biotechnology Tools	Preferred Stock Warrants	Series C	370,714	187	186

Total Cempra Holdings LLC				370,714	187	186

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series B	204,545	45	203
		Preferred Stock Warrants	Series C	30,114	33	15

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Total NuGEN Technologies, Inc.				234,659	$78	$218

Total Warrants Biotechnology Tools (0.23%)*				1,582,061	767	972

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	62,500	87	85

Total Entrigue Surgical, Inc.				62,500	87	85

Transmedics, Inc. (4)	Surgical Devices	Preferred Stock Warrants	Series B	40,436	225	—

Total Transmedics, Inc.				40,436	225	—

Total Warrants Surgical Devices (0.02%)*				102,936	312	85

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants	Series D	407,457	482	2

Total Glam Media, Inc.				407,457	482	2

Neoprobe (pka Navidea)	Media/Content/Info	Common Stock Warrants		333,333	244	245

Total Neoprobe (pka Navidea)				333,333	244	245

Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock Warrants	Series C	110,018	60	504

Total Everyday Health				110,018	60	504

Total Warrants Media/Content/Info (0.17%)*				850,808	786	751

BrightSource Energy, Inc.(4)	Clean Tech	Preferred Stock Warrants	Series D	130,120	675	834

Total BrightSource Energy, Inc.				130,120	675	834

Calera, Inc.	Clean Tech	Preferred Stock Warrants	Series C	44,529	513	475

Total Calera, Inc.				44,529	513	475

EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	Series B	218,750	154	323
		Preferred Stock Warrants	Series B	218,750	154	323

Total EcoMotors, Inc.				437,500	308	646

Enphase Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series E	330,882	102	49

Total Enphase Energy, Inc.				330,882	102	49

GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D-1	393,212	548	208

Total GreatPoint Energy, Inc.				393,212	548	208

NanoSolar, Inc.	Clean Tech	Preferred Stock Warrants	Series D	76,353	355	355

Total NanoSolar, Inc.				76,353	355	355

Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	Series C	3,200,000	211	170

Total Propel Biofuels, Inc.				3,200,000	211	170
SCIenergy, Inc.	Clean Tech	Preferred Stock Warrants		5,792	8	2
		Preferred Stock Warrants	Series C	92,673	130	30

Total SCIenergy, Inc.				98,465	138	32

Solexel, Inc.	Clean Tech	Preferred Stock Warrants	Series B	245,682	1,161	275

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Total Solexel, Inc.				245,682	$1,161	$275

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	Series A	320,000	162	82

Total Trilliant, Inc.				320,000	162	82

Integrated Photovoltaics	Clean Tech	Preferred Stock Warrants	Series A-1	390,000	82	81

Total Integrated Photovoltaics				390,000	82	81

Total Warrants Clean Tech (0.74%)*				5,666,743	4,255	3,207

Total Warrants (6.97%)					29,107	30,045

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock		144,017	1,092	2,411

Total Aegerion Pharmaceuticals, Inc.				144,017	1,092	2,411

Aveo Pharmaceuticals	Drug Discovery & Development	Common Stock		167,864	842	2,887

Total Aveo Pharmaceuticals				167,864	842	2,887

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series B	502,684	503	374

Total Dicerna Pharmaceuticals, Inc.				502,684	503	374

Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	Series C	15,334	1,500	—

Total Inotek Pharmaceuticals Corp.				15,334	1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series E	546,448	2,000	3,825

Total Merrimack Pharmaceuticals, Inc.				546,448	2,000	3,825

Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series H	244,158	1,000	1,231

Total Paratek Pharmaceuticals, Inc.				244,158	1,000	1,231

Total Equity Drug Discovery & Development (2.49%)*				1,620,505	6,937	10,728

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	Series C	93,456	243	163

Acceleron Pharmaceuticals, Inc.		Preferred Stock	Series E	43,488	98	138
Acceleron Pharmaceuticals, Inc.		Preferred Stock	Series F	19,268	60	61

Acceleron Pharmaceuticals, Inc.		Preferred Stock	Series B	600,601	1,000	724

Total Acceleron Pharmaceuticals, Inc.				756,813	1,401	1,086

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock		41,570	$500	$325

Total Transcept Pharmaceuticals, Inc.				41,570	500	325

Total Equity Drug Delivery (0.33%)*				798,383	1,901	1,411

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	Series B	564,972	2,000	—
		Preferred Stock	Series C	649,998	372	—
		Preferred Stock	Series D	847,544	508	—

Total E-Band Communications, Corp.				2,062,514	2,880	—

Neonova Holding Company	Communications & Networking	Preferred Stock	Series A	500,000	250	212

Total Neonova Holding Company				500,000	250	212

Peerless Network, Inc.	Communications & Networking	Preferred Stock	Series A	1,000,000	1,000	2,335

Total Peerless Network, Inc.				1,000,000	1,000	2,335

Stoke, Inc(4)	Communications & Networking	Preferred Stock	Series E	152,905	500	458

Total Stoke, Inc.				152,905	500	458

Total Equity Communications & Networking (0.70%)*				3,715,419	4,630	3,005

Atrenta, Inc.	Software	Preferred Stock	Series D	297,477	250	474

Total Atrenta, Inc.				297,477	250	474

Total Equity Software (0.11%)*				297,477	250	474

Maxvision Holding, LLC.(7)	Electronics & Computer Hardware	Common Stock		3,581,329	3,581	—

Total Maxvision Holding, LLC				3,581,329	3,581	—

Spatial Photonics, Inc.(8)	Electronics & Computer Hardware	Preferred Stock	Series D	4,717,813	268	—

Total Spatial Photonics Inc.				4,717,813	268	—

Total Equity Electronics & Computer Hardware (0.00%)*				8,299,142	3,849	—

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	Series E	166,419	750	—

Total Quatrx Pharmaceuticals Company				166,419	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*				166,419	750	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	LLC Interest	500,000	$500	$360

Total IPA Holding, LLC				500,000	500	360

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	Series B	187,970	500	491

Total Market Force Information, Inc.				187,970	500	491

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock		317,893	880	—

Total Caivis Acquisition Corporation				317,893	880	—

Wageworks, Inc.	Consumer & Business Products	Preferred Stock	Series D	38,520	250	388

Total Wageworks, Inc.				38,520	250	388

Total Equity Consumer & Business Products (0.29%)*				1,044,383	2,130	1,239

iWatt, Inc.	Semiconductors	Preferred Stock	Series E	2,412,864	490	984

Total iWatt, Inc.				2,412,864	490	984

NEXX Systems, Inc.	Semiconductors	Preferred Stock	Series D	1,273,392	277	802

Total NEXX Systems, Inc.				1,273,392	277	802

Total Equity Semiconductors (0.41%)*				3,686,256	767	1,786

BARRX Medical, Inc.	Therapeutic	Preferred Stock	Series C	750,000	1,500	3,628

Total BARRX Medical, Inc.				750,000	1,500	3,628

Gelesis	Therapeutic	Common Stock		674,208	—	108
		Preferred Stock	Series A-1	674,208	425	519
		Preferred Stock	Series A-2	675,676	500	520

Total Gelesis				2,024,092	925	1,147

Gynesonics, Inc	Therapeutic	Preferred Stock	Series B	219,298	250	156

Gynesonics, Inc		Preferred Stock	Series C	656,512	283	295

Total Gynesonics, Inc				875,810	533	451
Novasys Medical, Inc.	Therapeutic	Preferred Stock	Series D-1	4,118,444	1,000	799

Total Novasys Medical, Inc.				4,118,444	1,000	799

Total Equity Therapeutic (1.40%)*				7,768,346	3,958	6,025

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock	Series B	218,251	$177	$44

Total Cozi Group, Inc.				218,251	177	44

RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock	Series A	347,827	1,000	—

Total RazorGator Interactive Group, Inc.				347,827	1,000	—

Total Equity Internet Consumer & Business Services (0.01%)				566,078	1,177	44

Box.net, Inc.	Information	Preferred Stock	Series C	390,625	500	3,543
	Services	Preferred Stock	Series D	282,638	1,500	2,564

Total Box.net, Inc.				673,263	2,000	6,107

Buzznet, Inc.	Information Services	Preferred Stock	Series C	263,158	250	26

Total Buzznet, Inc.				263,158	250	26

Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock	Series C	8,232,092	250	247

Total Magi.com				8,232,092	250	247

Solutionary, Inc.	Information Services	Preferred Stock	Series E	50,505	250	55

Total Solutionary, Inc.				50,505	250	55

Good Technologies, Inc. (Visto Inter)	Information Services	Common Stock		500,000	603	90

Total Good Technologies, Inc.				500,000	603	90

Zeta Interactive Corporation	Information Services	Preferred Stock	Series A	500,000	500	629

Total Zeta Interactive Corporation				500,000	500	629

Total Equity Information Services (1.66%)				10,219,018	3,853	7,154

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		136,983	1,057	671

Total Novadaq Technologies, Inc. (5)				136,983	1,057	671

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock	Series B	6,185,567	655	711
		Preferred Stock	Series C	1,927,309	3,000	1,757

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Total Optiscan Biomedical, Corp.				8,112,876	$3,655	$2,468

Total Equity Diagnostic (0.73%)*				8,249,859	4,712	3,139

Kamada, LTD.	Biotechnology Tools	Common Stock		71,490	427	384

Total Kamada, LTD.				71,490	427	384

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	Series C	189,394	500	473

Total NuGEN Technologies, Inc.				189,394	500	473

Total Equity Biotechnology Tools (0.20%)*				260,884	927	857

Transmedics, Inc. (4)	Surgical Devices	Preferred Stock	Series C	119,999	300	—
		Preferred Stock	Series D	88,961	1,100

Total Transmedics, Inc.				208,960	1,400	—

Total Equity Surgical Devices (0.00%)*				208,960	1,400	—

Everyday Health, Inc. (Waterfront Media, Inc.)	Media/ Content/ Info	Preferred Stock	Series D	145,590	1,000	1,196

Total Everyday Health				145,590	1,000	1,196

Total Equity Media/Content/Info (0.28%)*				145,590	1,000	1,196

Total Equity (8.60%)					38,241	37,058

Total Investments (151.47%)					$656,540	$652,870

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $34,519, $39,387 and $4,868 respectively. The tax cost of investments is $658,010
(3)	Except for warrants in thirteen publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2011 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2011, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
(Dollars in thousands, except per share data)	2012	2011	2010
Investment Income:
Interest income
Non Control/Non Affliate investments	$85,258	$69,552	$51,417
Affliate investments	2,345	—	—
Control investments.	—	794	3,283

Total interest income	87,603	70,346	54,700

Fees
Non Control/Non Affliate investments	9,897	9,400	5,045
Affliate investments	20	14	—
Control investments	—	95	(271)

Total fees	9,917	9,509	4,774

Total investment income	97,520	79,855	59,474
Operating expenses:
Interest	19,835	13,252	8,572
Loan fees	3,917	2,635	1,259
General and administrative	8,108	7,992	7,086
Employee Compensation:
Compensation and benefits	13,326	13,260	10,474
Stock-based compensation	4,227	3,128	2,709

Total employee compensation	17,553	16,388	13,183

Total operating expenses	49,413	40,267	30,100

Net investment income	48,107	39,588	29,374
Net realized gains (losses) on invesmtents
Non Control/Non Affliate investments	3,168	2,741	(28,873)
Control investments	—	—	2,491

Total net realized (loss) gain on investments	3,168	2,741	(26,382)

Net increase (decrease) in unrealized appreciation on investments
Non Control/Non Affliate investments	(2,448)	(3,976)	1,118
Affliate investments	(2,068)	3,425	795
Control investments	—	5,158	77

Total net unrealized (depreciation) appreciation on investments	(4,516)	4,607	1,990

Total net realized and unrealized gain (loss)	(1,348)	7,348	(24,392)

Net increase in net assets resulting from operations	$46,759	$46,936	$4,982

Net investment income and investment gains and losses per common share:
Basic	$0.96	$0.91	$0.80

Change in net assets per common share:
Basic	$0.93	$1.08	$0.12

Diluted	$0.93	$1.07	$0.12

Weighted average shares outstanding
Basic	49,068	42,988	36,156

Diluted	49,156	43,299	36,870

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions from Net Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at January 1, 2010	35,634	$35	$409,036	$(10,028)	$(28,129)	$(4,057)	$(342)	$366,515
Net increase in net assets resulting from operations	—	—	—	1,990	(26,382)	29,374	—	4,982
Issuance of common stock	531	1	2,661	—	—	—	—	2,662
Issuance of common stock under restricted stock plan	485	—	—	—	—	—	—	—
Acquisition of common stock under repurchase plan	(403)	—	(3,699)	—	—	—	—	(3,699)
Issuance of common stock under dividend reinvestment plan	199	—	1,927	—	—	—	—	1,927
Retired shares from net issuance	(189)	—	(1,934)	—	—	—	—	(1,934)
Public Offering	7,187	7	68,097	—	—	—	—	68,104
Dividends declared	—	—	—	—	—	(28,816)	—	(28,816)
Stock-based compensation	—	—	2,790	—	—	—	—	2,790
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1,329)	—	3,478	(2,149)	—	—

Balance at December 31, 2010	43,444	$43	$477,549	$(8,038)	$(51,033)	$(5,648)	$(342)	$412,531

Net increase in net assets resulting from operations	—	$—	$—	$4,607	$2,741	$39,588	$—	$46,936
Issuance of common stock	188	1	981	—	—	—	—	982
Issuance of common stock under restricted stock plan	140	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	167	—	1,649	—	—	—	—	1,649
Retired shares from net issuance	(86)	—	(952)	—	—	—	—	(952)
Issuance of the Convertible Senior Notes (see Note 4)	—	—	5,190	—	—	—	—	5,190
Dividends declared	—	—	—	—	—	(38,490)	—	(38,490)
Stock-based compensation	—	—	3,195	—	—	—	—	3,195
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(3,368)	—	5,250	(1,882)	—	—

Balance at December 31, 2011	43,853	$44	$484,244	$(3,431)	$(43,042)	$(6,432)	$(342)	$431,041

Net increase in net assets resulting from operations	—	$—	$—	$(4,516)	$3,168	$48,107	$—	$46,759
Issuance of common stock	578	1	3,287	—	—	—	—	3,288
Issuance of common stock under restricted stock plan	505	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	219	—	2,305	—	—	—	—	2,305
Retired shares from net issuance	(330)	—	(4,625)	—	—	—	—	(4,625)
Public Offering	8,100	8	80,872	—	—	—	—	80,880
Dividends declared	—	—	—	—	—	(47,983)	—	(47,983)
Stock-based compensation	—	—	4,303	—	—	—	—	4,303
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(5,878)	—	2,958	2,920	—	—

Balance at December 31, 2012	52,925	$53	$564,508	$(7,947)	$(36,916)	$(3,388)	$(342)	$515,968

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net increase in net assets resulting from operations	$46,759	$46,936	$4,982
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in and provided by operating activities:
Purchase of investments	(507,098)	(445,066)	(322,331)
Principal payments received on investments	245,777	247,325	196,119
Proceeds from sale of investments	25,948	17,733	7,613
Net unrealized (appreciation) / depreciation on investments	4,516	(4,607)	(1,990)
Net realized (gain) / loss on investments	(3,048)	(2,741)	26,382
Net unrealized appreication due to lender	—	—	(13)
Accretion of paid-in-kind principal	(1,400)	(1,943)	(3,246)
Accretion of loan discounts	(5,441)	(6,999)	(4,526)
Accretion of loan discount on Convertible Senior Notes	1,083	767	—
Accretion of loan exit fees	(3,986)	(94)	437
Change in deferred loan origination revenue	2,301	2,420	4,013
Unearned fees related to unfunded commitments	(1,900)	615	172
Amortization of debt fees and issuance costs	1,560	1,688	539
Depreciation	289	348	400
Stock-based compensation and amortization of restricted stock grants	4,303	3,195	2,790
Common stock issued in lieu of Director compensation	—	—	105
Change in operating assets and liabilities:
Interest and fees receivable	(3,815)	(1,300)	(1,200)
Prepaid expenses and other assets	(988)	318	(276)
Accounts payable	279	(563)	350
Income tax receivable / (payable)	—	—	(41)
Accrued liabilities	926	2,443	(3,529)

Net cash used in operating activities	(193,935)	(139,525)	(93,250)

Cash flows from investing activities:
Purchases of capital equipment	(87)	(189)	(244)
Other long-term assets	—	(25)	350

Net cash provided by / (used in) investing activities	(87)	(214)	106

Cash flows from financing activities:
Proceeds from issuance of common stock, net	79,647	30	68,727
Stock repurchase program	—	—	(3,699)
Dividends paid	(45,678)	(36,843)	(26,889)
Borrowings of credit facilities	64,000	92,500	39,400
Repayments of credit facilities	(74,228)	(27,313)	—
Issuance of Convertible Senior Notes	—	75,000	—
Issuance of 2019 Notes Payable	170,365	—	—
Issuance of Asset-Backed Notes	129,300	—	—
Cash paid for debt issuance costs	(10,864)	(3,110)	—
Fees paid for credit facilities and debentures	—	(3,065)	(2,209)

Net cash provided by financing activities	312,542	97,199	75,330

Net increase / (decrease) in cash	118,520	(42,540)	(17,814)
Cash and cash equivalents at beginning of year	64,474	107,014	124,828

Cash and cash equivalents at end of year	$182,994	$64,474	$107,014

Supplemental disclosures:
Interest paid	$18,928	$11,270	$8,274
Income taxes paid	$44	$66	$39
Stock divided	$2,305	$1,649	$1,927

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business and Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and clean-technology industries at all stages of development. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in Boston, MA, Boulder, CO and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”), under the authority of the Small Business Administration (“SBA”), on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4).

HT II and HT III hold approximately $154.4 million and $250.8 million in assets, respectively, and accounted for approximately 10.5% and 17.0% of our total assets prior to consolidation at December 31, 2012.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The Company currently qualifies as a RIC for federal income tax purposes, which allows the Company to avoid paying corporate income taxes on any income or gains that the Company distributes to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of the Company’s gross income for income tax purposes is investment income.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all variable interest entities of which we are the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then its consolidates the VIE.

The Company performs ongoing reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

Valuation of Investments

The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures (formerly known as SFAS No. 157, Fair Value Measurements). At December 31, 2012, 80.7% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain of the Company’s portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee which incorporates the results of the independent valuation firm as appropriate;

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

The Company adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of December 31, 2012. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Pharmaceuticals—Debt	$266,978	Market Comparable Companies Option Pricing Model(b)	Hypothetical Market Yield Premium/(Discount) Average Industry Volatility(c) Risk Free Interest Rate Estimated Time to Exit (in months)	12.83% - 16.11% (2.0%) - 1.0% 57.67% 0.190% 15.2

Medical Devices—Debt	46,022	Market Comparable Companies	Hypothetical Market Yield Premium	16.19% 0.0% - 1.0%

Technology—Debt	159,341	Market Comparable Companies Liquidation	Hypothetical Market Yield Premium/(Discount) Investment Collateral	12.36% - 20.49% (1.5%) - 1.0% $0 - $7.4 million

Clean Tech—Debt	91,305	Market Comparable Companies	Hypothetical Market Yield Premium	12.69% 0% - 1.0%

Lower Middle Market—Debt	263,894	Market Comparable Companies Broker Quote(d)	Hypothetical Market Yield Premium Price Quotes Market Comparable Index Yield Spreads Par Value	10.75% - 16.25% 0.0% - 1.0% 78.0% -100% of par 4.33% - 5.93% $30.0 million

Total Level Three Debt Investments	$827,540

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Clean Tech, above, aligns with the Clean Tech Industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the fair value of the conversion feature of convertible notes.
(c)	Represents the range of industry volatility used by market participants when pricing the investment.
(d)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

Investment Type - Level Three Warrant and Equity Investments	Fair Value at December 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Warrant and Equity positions	$57,685	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c)	1.43x -20.68x 0.42x -16.98x 10.4% -25.2%

Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility(d)	46.49% -141.2%
			Risk-Free Interest Rate	0.17% - 0.46%
			Estimated Time to Exit (in months)	12 - 48

Total Level Three Warrant and Equity Investments	$57,685

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the

Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2012 and as of December 31, 2011. We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the year ended December 31, 2012, there were no transfers in between Levels 1 or 2.

	12/31/2012	Investments at Fair Value as of December 31, 2012
(in thousands) Description		Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$827,540	$—	$—	827,540
Preferred stock	33,889	—	—	33,889
Common stock	15,321	13,665	—	1,656
Warrants	29,550	—	7,410	22,140

	$906,300	$13,665	$7,410	$885,225

	12/31/2011	Investments at Fair Value as of December 31, 2011
(in thousands) Description		Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$585,767	$—	$—	$585,767
Preferred stock	30,289	—	—	30,289
Common stock	6,769	6,679	—	90
Warrants	30,045	—	3,761	26,284

	$652,870	$6,679	$3,761	$642,430

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the years ended December 31, 2012 and December 31, 2011.

(in thousands)	Balance, January 1, 2012	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Exit	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balances, December 31, 2012
Senior Debt	$585,767	$(5,178)	$(2,262)	$545,913	$(2,000)	$(294,294)	$—		$(406)	827,540
Preferred Stock	30,289	(733)	4,112	10,562	(6,553)	—	—	356	(4,144)	33,889
Common Stock	90	(16)	5,523	9,558	(45)	—	—	—	(13,453)	1,656
Warrants	$26,284	4,413	(2,453)	7,362	(9,211)	—	—	—	(4,256)	22,140

Total	$642,430	$(1,514)	$4,920	$573,395	$(17,809)	$(294,294)	$—	$356	$(22,259)	$885,225

(in thousands)	Balance, January 1, 2011	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Exit	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balances, December 31, 2011
Senior Debt	$394,198	$(4,301)	$9,050	$454,640	$—	$(263,432)	$—	$—	$(4,388)	$585,767
Subordinated Debt	7,420	—	—	—	—	(7,420)	—	—	—	—
Preferred Stock	24,607	(1,441)	838	1,860	—	—	—	4,425	—	30,289
Common Stock	1,030	—	(940)	—	—	—	—	—	—	90
Warrants	17,401	(1,054)	5,243	6,507	(497)	—	(51)	—	(1,265)	$26,284

Total	$444,656	$(6,796)	$14,191	$463,007	$(497)	$(270,852)	$(51)	$4,425	$(5,653)	$642,430

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)	Transfers in to Level 3 relate to the conversion of E-Band Communications, Inc. debt to equity. Transfers out of Level 3 relate to the respective initial public offerings of Annie’s, Inc., Cempra, Inc., Enphase Energy, Inc. Facebook, Inc., Merrimack Pharmaceuticals, Inc. Trulia, Inc. and WageWorks, Inc. to level 1.

For the year ended December 31, 2012, approximately $3.8 million in unrealized appreciation and $2.2 million in unrealized depreciation was recorded for equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $2.3 million in unrealized depreciation was recorded for Level 3 debt investments relating to assets still held at the reporting date.

For the year ended December 31, 2011, approximately $9.1 million and $3.8 million in unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $480,000 in unrealized depreciation was recorded for equity Level 3 investments relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation anddepreciation on control and affiliate investments for the years ended December 31, 2012 and December 31, 2011:

(in thousands)		Year Ended December 31, 2012
Portfolio Company	Type	Fair Value at December 31, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
E-Band Communications, Corp	Non-Controlled Affiliate	$—	$4	$18	$—	$—
Gelesis, Inc	Non-Controlled Affiliate	1,665	712	(672)	$—	$—
Optiscan BioMedical, Corp	Non-Controlled Affiliate	10,207	1,649	2,722	—	—

Total		$11,872	$2,365	$2,068	$—	$—

(in thousands)		Year Ended December 31, 2011
Portfolio Company	Type	Fair Value at December 31, 2011	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
MaxVision Holding, LLC	Control	$1,027	$889	$(5,158)	$—	$—
E-Band Communications, Corp	Non-Controlled Affiliate	—	14	(3,425)	—	—

Total		$1,027	$903	$(8,583)	$—	$—

At December 31, 2012, the Company did not hold any Control Investments. The Company’s investment in MaxVision Holding, L.L.C., a company that was a Control Investment as of December 31, 2011, was liquidated during the year ended December 31, 2012. On July 31, 2012, the Company received payment of $2.0 million for its total debt investments in Maxvision Holding, L.L.C. Approximately $8.7 million of realized losses and $10.5 million of net change in unrealized appreciation was recognized on this control debt and equity investment during the year ended December 31, 2012.

A summary of the composition of the Company’s investment portfolio as of December 31, 2012 and December 31, 2011 at fair value is shown as follows:

	December 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$652,041	72.0%	$482,268	73.9%
Senior secured debt	205,049	22.6%	133,544	20.4%
Preferred stock	33,885	3.7%	30,181	4.6%
Common Stock	15,325	1.7%	6,877	1.1%

	$906,300	100.0%	$652,870	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of December 31, 2012 and as of December 31, 2011 is shown as follows:

	December 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$901,041	99.4%	$634,736	97.2%
England	5,259	0.6%	8,266	1.3%
Iceland	—	—	4,970	0.7%
Ireland	—	—	3,842	0.6%
Canada	—	—	672	0.1%
Israel	—	—	384	0.1%

	$906,300	100.0%	$652,870	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at December 31, 2012 and December 31, 2011:

	December 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$188,479	20.8%	$131,428	20.1%
Internet Consumer & Business Services	136,149	15.0%	117,542	18.0%
Clean Tech.	126,600	14.0%	64,587	9.9%
Drug Delivery	74,218	8.2%	62,665	9.6%
Software.	70,838	7.8%	27,850	4.3%
Medical Device & Equipment	54,575	6.0%	—	0.0%
Information Services	53,523	5.9%	45,850	7.0%
Media/Content/Info	51,534	5.7%	38,476	5.9%
Communications & Networking	37,560	4.1%	28,618	4.4%
Healthcare Services, Other.	36,481	4.0%	—	0.0%
Diagnostic.	16,307	1.8%	15,158	2.3%
Consumer & Business Products	13,723	1.5%	4,186	0.6%
Electronics & Computer Hardware	12,715	1.4%	1,223	0.2%
Specialty Pharma	12,473	1.4%	39,384	6.0%
Surgical Devices	11,358	1.3%	11,566	1.8%
Biotechnology Tools	6,845	0.8%	18,693	2.9%
Semiconductors	2,922	0.3%	9,733	1.5%
Therapeutic	—	—	35,911	5.5%

	$906,300	100.0%	$652,870	100.0%

During the year ended December 31, 2012, the Company funded investments in debt securities and equity investments, totaling approximately $486.8 million and $9.7 million, respectively. During the year ended December 31 2012, the Company converted approximately $356,000 of debt to equity in one portfolio company.

In addition, in December 2011, Hercules entered into an agreement to acquire shares of Facebook, Inc. common stock for approximately $9.6 million through a secondary marketplace. The investments were subject to a Facebook, Inc. right of first refusal, which expired thirty days after the date of investment. At December 31, 2011 these assets were held as Other Assets. In February 2012, Hercules was notified that Facebook Inc. had not exercised its repurchase right with respect to any of the shares and had executed all documents necessary to fully transfer the ownership of the shares to Hercules. Accordingly, during the year ended December 31, 2012, the investment in Facebook, Inc. was transferred from Other Assets to Investments.

During the year ended December 31, 2011, the Company funded investments in debt securities and equity investments, totaling approximately $433.4 million and $2.1 million, respectively. During the year ended December 31, 2011, the Company converted approximately $4.4 million of debt to equity in two portfolio companies.

No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2012 and 2011.

During the year ended December 31,2012, the Company recognized net realized gains of approximately $3.2 million on the portfolio. During the year ended December 31, 2012, we recorded realized gains of approximately $5.1 million, $3.1 million, $2.6 million $2.4 million and $2.4 million from the sale of NEXX Systems, Inc., BARRX Medical, DeCode Genetics, Aegerion Pharmaceuticals and Annie’s. These gains were offset by losses of approximately $8.7 million, $2.2 million, $672,000 and $463,000, respectively, from the liquidation of MaxVision Holding, L.L.C, Razorgator Interactive Group, Zeta Interactive Corporation and Magi.com (pka Hi5 Networks, Inc.).

In 2011, we generated realized gains totaling approximately $11.1 million primarily due to the sale of warrants and equity investments in 3 portfolio companies. We recognized realized losses in 2011 of approximately $8.4 million on the disposition of investments in 13 portfolio companies.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $2.0 million and $4.5 million of unamortized fees at December 31, 2012 and December 31, 2011, respectively, and approximately $6.8 million and $4.4 million in exit fees receivable at December 31, 2012 and December 31, 2011, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $1.5 million and $1.7 million in PIK income during the years ended December 31, 2012 and December 31, 2011, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the year ended December 31, 2012.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At December 31, 2012, approximately 62.4% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company (including their intellectual property), 36.0% of portfolio company loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1.6% of portfolio company loans had an equipment only lien.

Income Recognition

The Company records interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, the Company will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. As of December 31, 2012, the Company had one portfolio company on non-accrual status with an approximate cost of $347,000 and no fair market value. There was one loan on non-accrual status with an aggregate cost of approximately $7.7 million and a fair value of approximately $1.0 million as of December 31, 2011. During the third quarter of 2012 the Company recognized a realized loss of approximately $5.1 million on our warrant, equity and debt investments in this company.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan.

Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Financing costs

Debt financing costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses and amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, were as follows:

	As of December 31
(in thousands)	2012	2011
Wells Facility	$867	$906
SBA Debenture	5,877	5,828
Convertible Senior Notes	1,900	2,477
Asset-Backed Notes	4,074	—
2019 Notes	6,287	—

	$19,005	$9,211

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Stock Based Compensation

Compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Earnings Per Share (EPS)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Income Taxes

We operate to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our net taxable interest, dividend and fee income, as well as our net realized capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in our investments, because gains and losses are not included in taxable income until they are realized and required to be recognized. Taxable income includes certain income, such as contractual payment-in-kind interest and amortization of discounts and fees that is required to be accrued for tax purposes even though cash collections of such income are generally deferred until repayment of the loans or debt securities that gave rise to such income.

We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98.2% of our capital gain net income for each one year period ending on October 31. We did not record an excise tax provision for the years ended December 31, 2012 and 2011. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines.

Comprehensive Income

The Company reports all changes in comprehensive income in the Consolidated Statement of Operations. Comprehensive income is equal to net increase in net assets resulting from operations.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

We have adopted an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. During 2012, 2011 and 2010, the Company issued approximately 219,000, 167,000 and 199,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related companies, including clean technology, life science, and lower middle market companies. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04—Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The highest and best use valuation premise is only applicable to non-financial assets. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (2) a description of the valuation processes in place; and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities and as such the Company has adopted this ASU beginning with the quarter ended March 31, 2012. The Company has increased the disclosures related to Level 3 fair value measurement, in addition to other required disclosures. There were no related impacts on our financial position or results of operations.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes, 2019 Notes payable (the “April 2019 Notes” and the “September 2019 Notes”, together the “2019 Notes”), the Asset-Backed Notes and the SBA debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. At December 31, 2012, the April 2019 Notes were trading on the New York Stock Exchange for $0.986 per dollar at par value, and the September 2019 Notes were trading on the New York Stock Exchange for $1.003 per dollar at par value. Based on market quotations on or around December 31, 2012, the Convertible Senior Notes were trading for $1.0375 per dollar at par value and the Asset-Backed Notes were trading for $1.00 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $242.3 million, compared to the carrying amount of $225.0 million as of December 31, 2012.

(in thousands) Description	12/31/2012	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$77,813	$—	$77,813	$—
April 2019 Notes	$83,307	$—	$83,307	$—
September 2019 Notes	$86,150	$—	$86,150	$—
Asset-Backed Notes	$129,300	$—	$—	$129,300
SBA Debentures	$242,300	$—	$—	$242,300

The liabilities of the Company below are recorded at amortized cost and not at fair value on the balance sheet. The following table provides additional information about the level in the fair value hierarchy of our liabilities:

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 1.

4. Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $38.0 million in HT II as of December 31, 2012, HT II has the capacity to issue a total of $76.0 million of SBA guaranteed debentures, subject to SBA approval, of which $76.0 million was outstanding as of December 31, 2012. As of December 31, 2012, HT II has paid commitment fees of approximately $1.5 million. As of December 31, 2012, the Company held investments in HT II in 51 companies with a fair value of approximately $132.6 million, accounting for approximately 14.6% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of December 31, 2012, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of December 31, 2012. As of December 31, 2012, HT III has paid commitment fees of approximately $1.5 million. As of December 31, 2012, the Company held investments in HT III in 35 companies with a fair value of approximately $223.6 million, accounting for approximately 24.7% of the Company’s total portfolio.

There is no assurance that HT II or HT III will be able to draw to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA.

A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2012 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on September 19, 2012 were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2012 for HT II was approximately $95.2 million with an average interest rate of approximately 5.68%. The average amount of debentures outstanding for the quarter ended December 31, 2012 for HT III was approximately $112.0 million with an average interest rate of approximately 3.25%.

HT II and HT III hold approximately $154.4 million and $250.8 million in assets, respectively, and accounted for approximately 10.5% and 17.0% of the Company’s total assets prior to consolidation at December 31, 2012.

In January 2011, the Company repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2011, the SBA approved a $25.0 million dollar commitment for HT III.

In February 2012, the Company repaid $24.25 million of SBA debentures under HT II, priced at 6.63%, including annual fees. In June 2012, the SBA approved a $24.25 million dollar commitment for HT III.

In August 2012, the Company repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees and $12.75 million priced at 6.38%, including annual fees.

As of December 31, 2012, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA, and a maximum amount of $225.0 million for funds under common control, subject to periodic adjustments by the SBA. In the aggregate, at December 31, 2012 there was $225.0 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries, the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

The Company reported the following SBA debentures outstanding on its Consolidated Statement of Assets and Liabilities as of December 31, 2102 and December 31, 2011:

				December 31,
(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)		2012	2011
SBA Debentures:
September 26, 2007	September 1, 2017	6.43%		$—	$12,000
March 26, 2008	March 1, 2018	6.38%		34,800	58,050
September 24, 2008	September 1, 2018	6.63%		—	13,750
March 25, 2009	March 1, 2019	5.53%		18,400	18,400
September 23, 2009	September 1, 2019	4.64%		3,400	3,400
September 22, 2010	September 1, 2020	3.62%		6,500	6,500
September 22, 2010	September 1, 2020	3.50%		22,900	22,900
March 29, 2011	March 1, 2021	4.37%		28,750	28,750
September 21, 2011	September 1, 2021	3.16%		25,000	25,000
March 21, 2012	March 1, 2022	3.05%		11,250	11,250
March 21, 2012	March 1, 2022	3.28%		25,000	25,000
September 19, 2012	September 1, 2022	3.05%		24,250	—
November 14, 2012	November 1, 2022	3.05	%(2)	24,750	—

Total SBA Debentures				$225,000	$225,000

(1)	Interest rate includes annual charge
(2)	Interim interest on the November 14, 2012 borrowing is expected to pool in March 2013 at which date the principal interest rate will be set.

Wells Facility

In August 2008, the Company entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, the Company renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, the Company entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015. Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the three-month period ended December 31, 2012, this non-use fee was approximately $96,000. On June 20, 2011 the Company paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term. At December 31, 2012, there were no borrowings outstanding on this facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that we subsequently raise. As of December 31, 2012, the minimum tangible net worth covenant has increased to $392.3 million as a result of the October 2012 follow-on public offering of 3.1 million shares of common stock for proceeds of approximately $33.6 million. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at December 31, 2012.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, the Company renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets (“RBC”) have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012, the Company entered into an amendment to the Union Bank Facility which permitted the Company to issue additional senior notes relating to the offer and sale of our 2019 Notes. On September 17, 2012, the Company entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, the Company is permitted to increase its unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

On December 17, 2012, we further amended the Union Bank Facility to remove RBC from the Union Bank

Facility. Following the removal of RBC, the Union Bank Facility consists solely of Union Bank’s commitment of

$30.0 million. In connection with the amendment, the maximum availability under the Union Bank Facility,

subject to a borrowing base, was reduced from $55.0 million to $30.0 million. The Union Bank Facility contains an accordion feature, in which we could increase the credit line by up to $95.0 million in the aggregate, funded by commitments from additional lenders and with the agreement of Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended December 31, 2012, this nonuse fee was approximately $65,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. At December 31, 2012, there were no borrowings outstanding on this facility.

The Union Bank Facility requires various financial and operating covenants. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of December 31, 2012, the minimum tangible net worth covenant has increased to $386.8 million as a result of the January and October 2012 follow-on public offerings of 5.0 and 3.1 million shares of common stock, respectively, for total net proceeds of approximately $80.9 million. The Union Bank Facility will mature on November 1, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining

12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at December 31, 2012.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2012, the Company reduced its realized gain by approximately $270,000 for Citigroup’s participation in the gain on sale of equity securities and recorded a decrease on participation liability and increased its unrealized gains by a net amount of approximately $386,000 for Citigroup’s participation. The value of their participation right on unrealized gains in the related equity investments was approximately $313,000 as of December 31, 2012 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.4 million under the warrant participation agreement thereby reducing the Company’s realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between January 2013 and January 2017.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of its 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the accompanying consolidated statement of assets and liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively. At the time of issuance, the debt issuance costs and equity issuance costs were approximately $2.9 million and $224,000, respectively. At the time of issuance and as of December 31, 2012, the equity component, net of issuance costs, as recorded in the “capital in excess of par value” in the balance sheet was approximately $5.2 million.

As of December 31, 2012, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of December 31, 2012
Principal amount of debt	$75,000
Original issue discount, net of accretion	(3,564)

Carrying value of debt	$71,436

For the years ended December 31, 2012 and 2011, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	For the Years Ended December 31,
(in thousands)	2012	2011
Stated interest expense	$4,500	$3,187
Accretion of original issue discount	1,083	767
Amortization of debt issuance cost	577	409

Total interest expense	$6,160	$4,363

Cash paid for interest expense	$4,500	$2,250

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1 % and 8.2% for the three and twelve-months ended December 31, 2012, respectively. As of December 31, 2012, the Company is in compliance with the terms of the indentures governing the Convertible Senior Notes.

2019 Notes

On March 6, 2012, the Company and the Trustee entered into the Base Indenture. On April 17, 2012, the Company and the Trustee entered into the First Supplemental Indenture to the Base Indenture, dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture, dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

2019 Notes payable is compromised of:

	As of
(in thousands)	December 31, 2012	December 31, 2011
April 2019 Notes	$84,490	$—
September 2019 Notes	85,875	—

Carrying value of debt	$170,365	$—

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The April 2019 Notes will be the Company’s direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In July 2012, we re-opened our April 2019 Notes and issued an additional amount of approximately $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes will be the Company’s direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a) (1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 (the “Underwriting Agreement”) among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the years ended December 31, 2012 and 2011, the components of interest expense and related fees and cash paid for interest expense and fees for the April 2019 and September 2019 Notes are as follows:

	For the Years Ended December 31,
(in thousands)	2012	2011
Stated interest expense	$5,139	$—
Amortization of debt issuance cost	423	—

Total interest expense and fees	$5,562	$—

Cash paid for interest expense and fees	$4,790	$—

As of December 31, 2012, the Company is in compliance with the terms of the indenture governing the April 2019 Notes and the September 2019 Notes.

Asset-Backed Notes

On December 19, 2012, the Company completed a $230.7 million term debt securitization in connection with which an affiliate of the Company made an offering of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “Asset-Backed Notes”), which Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The Asset-Backed Notes were issued by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among us, Hercules Capital Funding 2012-1 LLC, as Trust Depositor (the “Trust Depositor”), Hercules Capital Funding Trust 2012-1, as Issuer (the “Issuer”), and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. Interest on the Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The Asset-Backed Notes have a stated maturity of December 16, 2017.

As part of this transaction, the Company entered into a sale and contribution agreement with the Trust Depositor under which the Company has agreed to sell or have contributed to the Trust Depositor certain senior loans made to certain of our portfolio companies (the “Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the Loans as of the date of their transfer to the Trust Depositor.

In connection with the issuance and sale of the Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The Asset-Backed Notes are secured obligations of the Issuer and are non-recourse to the Company. The Issuer also entered into an indenture governing the Asset-Backed Notes, which indenture includes customary representations, warranties and covenants. The Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act. In addition, the Trust Depositor entered into an amended and restated trust agreement, which includes customary representation, warranties and covenants.

The Loans will be serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company will perform certain servicing and administrative functions with respect to the Loans. The Company will be entitled to receive a monthly fee from the Issuer for servicing the Loans. This servicing fee will equal the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

The Company will also serve as administrator to the Issuer under an administration agreement, which includes customary representations, warranties and covenants.

Outstanding Borrowings

At December 31, 2012 and December 31, 2011, the Company had the following borrowing capacity and outstanding borrowings:

	December 31, 2012		December 31, 2011
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$30,000	$—	$55,000	$—
Wells Facility	75,000	—	75,000	10,187
Convertible Senior Notes(2)	75,000	71,436	75,000	70,353
2019 Notes	170,364	170,364	—	—
Asset-Backed Notes	129,300	129,300	—	—
SBA Debentures(3)	225,000	225,000	225,000	225,000

Total	$704,664	$596,100	$430,000	$305,540

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $3.6 million at December 31, 2012.
(3)	In January 2012, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2012, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III.
In February 2012, we repaid $24.25 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In June 2012, the SBA approved a $24.25 million dollar commitment for HT III.
In August 2012, the Company repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees, and $12.75 million priced at 6.38%, including annual fees. In September 2012, the SBA approved a $24.75 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.

5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2012 and 2011, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

	December 31,
(in thousands)	2012	2011
Distributions in excess of investment income	$2,920	$(1,882)
Accumulated realized gains (losses)	2,958	5,250
Additional paid-in capital	(5,878)	(3,368)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2012 and 2011 was ordinary income in the amounts of $48.0 million and $38.5 million, respectively.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $19.9 million and $34.5 million as of December 31, 2012 and 2011, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $27.6 million and $39.4 million as of December 31, 2012 and 2011, respectively. The net unrealized depreciation over cost for federal income tax purposes was $7.8 million as of December 31, 2012 and net unrealized depreciation over cost for federal income tax purposes was $4.9 million as of December 31, 2011. The aggregate cost of securities for federal income tax purposes was $916.9 million and $658.0 million as of December 31, 2012 and 2011, respectively.

At December 31, 2012 and 2011, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Net Assets and Liabilities by temporary book/ tax differences primarily arising from the treatment of loan related yield enhancements.

	December 31,
(in thousands)	2012	2011
Accumulated Capital Gains (Losses)	$(35,940)	$(48,567)
Other Temporary Differences	(3,726)	(16)
Undistributed Ordinary Income	1,552	236
Unrealized Appreciation (Depreciation)	(10,480)	(4,901)

Components of Distributable Earnings	$(48,594)	$(53,248)

The Company will classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2009, 2010 and 2011 federal tax years for the Company remain subject to examination by the IRS. The 2008, 2009, 2010 and 2011 state tax years for the Company remain subject to examination by the California Franchise Tax Board.

6. Shareholders’ Equity

On January 20, 2012, the Company raised approximately $47.7 million, net of issuance costs, in a public offering of 5,000,000 shares of its common stock.

On July 25, 2012, the Company’s Board of Directors approved the extension of the stock repurchase plan under the same terms and conditions that allowed the Company to repurchase up to $35.0 million of its common stock. The stock repurchase plan expired on February 26, 2013. During the year ended December 31, 2012, the Company did not repurchase any common stock.

On October 3, 2012, the Company raised approximately $33.2 million, net of issuance costs, in a public offering of 3,100,000 shares of its common stock.

At December 31, 2012, the Company was authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

The Company has issued stock options for common stock subject to future issuance, of which 2,574,749 and 4,231,444 were outstanding at December 31, 2012 and 2011, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. On June 1, 2011, stockholders approved an increase of 1,000,000 shares, authorizing the Company to issue 8,000,000 shares of common stock under the 2004 Plan. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vested 33% on an annual basis from the date of grant. Deferred compensation cost was recognized ratably over the three year vesting period.

A summary of restricted stock activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2012, 2011 and 2010 is as follows:

	2006 Plan	2004 Plan
Outstanding at December 31, 2009	21,668	530,475
Granted	—	491,500
Cancelled	—	(3,872)

Outstanding at December 31, 2010	21,668	1,018,103
Granted	10,000	296,600
Cancelled	—	(123,502)

Outstanding at December 31, 2011	31,668	1,191,201
Granted	5,000	686,859
Cancelled	—	(59,019)

Outstanding at December 31, 2012	36,668	1,819,041

A summary of common stock options activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2012, 2011 and 2010 is as follows:

	Common Stock Options	Weighted Average Exercise Price
Shares Outstanding at January 1, 2010	4,924,405	$10.72
Granted	575,250	$10.16
Exercised	(520,666)	$4.91
Cancelled/Forfeited	(249,140)	$10.14

Shares Outstanding at December 31, 2010	4,729,849	$11.33
Granted	599,860	$10.59
Exercised	(178,101)	$4.93
Cancelled/Forfeited	(938,004)	$11.73

Shares Outstanding at December 31, 2011	4,213,604	$11.40
Granted	189,000	$10.71
Exercised	(564,196)	$5.56
Cancelled/Forfeited	(1,263,659)	$12.70

Shares Outstanding at December 31, 2012	2,574,749	$12.00

Shares Expected to Vest at December 31, 2012	424,676	$12.00

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2012, options for approximately 2.2 million shares were exercisable at a weighted average exercise price of approximately $12.31 per share with weighted average of remaining contractual term of 2.06 years. The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the years ended December 31, 2012, 2011 and 2010 was approximately $326,000, $1.3 million and $1.0 million, respectively. During the years ended December 31, 2012, 2011 and 2010, approximately $416,000, $557,000, and $719,000 of share-based cost due to stock option grants was expensed, respectively. As of December 31, 2012, there was $640,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.07 years. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2012, 2011 and 2010 is as follows:

	2012	2011	2010
Expected Volatility	46.39%	46.39%	46.39%
Expected Dividends	10%	10%	10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	0.49%-1.07%	0.68%-2.15%	0.89%-2.51%

The following table summarizes stock options outstanding and exercisable at December 31, 2012;

(Dollars in thousands, except exercise price)	Options Outstanding				Options Exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21-$8.49	46,248	4.25	$255,836	$5.60	46,248	4.25	$255,836	$5.60
$8.67-$13.40	1,889,501	3.28	600,811	$11.46	1,464,825	2.41	293,179	$11.76
$13.87-$15.00	668,500	1.06	—	$14.02	668,500	1.06	—	$14.02

$4.21-$15.00	2,604,249	2.73	$856,647	$12.01	2,179,573	2.03	$549,015	$12.32

In 2012, 2011 and 2010, the Company granted approximately 691,859 and 306,600 and 491,500 shares, respectively, of restricted stock pursuant to the Plans. Each restricted stock award granted in 2012, 2011 and 2010 is subject to lapse as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. Share based compensation cost will be recognized ratably over the four year vesting period. No restricted stock was granted pursuant to the 2004 Plan prior to 2009.

The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the years ended December 31, 2012, 2011 and 2010 was approximately $7.5 million, $3.4 million and $5.1 million, respectively. During the years ended December 31, 2012, 2011 and 2010, the Company expensed approximately $3.9 million, $2.6 million and $2.0 million of compensation expense related to restricted stock, respectively. As of December 31, 2012, there was approximately $8.2 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.68 years.

The following table summarizes the activities for our unvested restricted stock for the years ended December 31, 2012, 2011 and 2010:

	Unvested Restricted Stock Units
	Number of Shares	Weighted- Average Grant-Date Fair Value
Unvested at January 1, 2010	487,527	$7.06
Granted	491,500	$10.39
Vested	(196,491)	$6.67
Forfeited	(3,872)	$5.05
Unvested at December 31, 2010	778,664	$9.27
Granted	306,600	$11.14
Vested	(340,253)	$9.38
Forfeited	(123,502)	$9.63
Unvested at December 31, 2011	621,509	$10.06
Granted	691,859	$10.83
Vested	(354,560)	$9.88
Forfeited	(59,019)	$9.95
Unvested at December 31, 2012	899,789	$10.73

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2012	2011	2010
Numerator
Net increase in net assets resulting from operations	$46,759	$46,936	$4,982
Less: Dividends declared-common and restricted shares	(47,983)	(38,492)	(28,816)

Undistributed earnings	(1,224)	8,444	(23,834)

Undistributed earnings-common shares	(1,224)	8,444	(23,834)
Add: Dividend declared-common shares	46,967	37,826	28,228

Numerator for basic and diluted change in net assets per common share	$45,743	$46,270	$4,394

Denominator
Basic weighted average common shares outstanding	49,068	42,988	36,156
Common shares issuable	88	311	714

Weighted average common shares outstanding assuming dilution	49,156	43,299	36,870

Change in net assets per common share
Basic	$0.93	$1.08	$0.12
Diluted	$0.93	$1.07	$0.12

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2012, 2011 and 2010, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 2,574,749, 2,583,707 and 5,168,022; shares, respectively.

9. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at December 31, 2012 totaled approximately $61.9 million. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $70.0 million of non-binding term sheets outstanding at December 31, 2012. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through December 2020. Total rent expense amounted to approximately $1.2 million, $1.1 million and $1.0 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Future commitments under the credit facility and operating leases were as follows at December 31, 2012:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$596,100	$—	$129,300	$71,436	$395,364
Operating Lease Obligations(5)	8,819	1,245	2,881	3,044	1,649

Total	$604,919	$1,245	$132,181	$74,480	$397,013

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4.

(3)	Includes $225.0 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $129.3 million in aggregate principal amount of the Asset-Backed Notes and $71.4 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $3.6 million at December 31, 2012.
(5)	Long-term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

10. Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

11. Concentrations of Credit Risk

The Company’s customers are primarily small and medium sized companies in the biotechnology, drug discovery, drug delivery, specialty pharmaceuticals, therapeutics, clean technology, communications and networking, consumer and business products, electronics and computers, information services, internet consumer and business services and products, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

The largest portfolio companies vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For years ended December 31, 2012 and 2011, the Company’s ten largest portfolio companies represented approximately 35.2% and 37.9% of the total fair value of the Company’s investments in portfolio companies, respectively. At December 31, 2012 and 2011, the Company had eight and seven investments, respectively, that represented 5% or more of the Company’s net assets. At December 31, 2012, the Company had six equity investments representing approximately 70.9% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of the Company’s equity investments. At December 31, 2011, the Company had seven equity investments which represented approximately 63.8% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of such investments.

12. Financial Highlights

Following is a schedule of financial highlights for five years ended December 31, 2012.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share data)

	Years Ended December 31,
	2012	2011	2010
Per share data:
Net asset value at beginning of period	$9.83	$9.50	$10.29
Net investment income(1)	0.98	0.92	0.81
Net realized gain (loss) on investments	0.06	0.06	(0.73)
Net unrealized appreciation (depreciation) on investments	(0.09)	0.11	0.06

Total from investment operations	0.95	1.09	0.14
Net increase/(decrease) in net assets from capital share transactions	(0.14)	0.07	(0.21)
Distributions	(0.98)	(0.90)	(0.80)
Stock-based compensation expense included in investment income(2)	0.09	0.07	0.08

Net asset value at end of period	$9.75	$9.83	$9.50

Ratios and supplemental data:
Per share market value at end of period	$11.13	$9.44	$10.36
Total return(3)	28.28%	-0.83%	7.70%
Shares outstanding at end of period.………………………	52,925	43,853	43,444
Weighted average number of common shares outstanding	49,068	42,988	36,156
Net assets at end of period	$515,968	$431,041	$412,531
Ratio of operating expense to average net assets	10.28%	9.61%	8.25%
Ratio of net investment income to average net assets	10.01%	9.45%	8.05%
Average debt outstanding	$360,857	$238,873	$142,410
Weighted average debt per common share	$7.35	$5.56	$3.94

(1)	For 2012, 2011 and 2010, net investment income per share is calculated as net investment income divided by the weighted average shares outstanding.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the period ended December 31, 2012, 2011 and 2010 equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

13. Senior Securities

Information about our senior securities is shown in the following table for the periods as of December 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C.
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
December 31, 2011	—	—	N/A
December 31, 2012	—	—	N/A
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	73,369	N/A
December 31, 2012	—	—	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012	—	—	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
Senior Convertible Notes
December 31, 2011	$70,352,983	$10,623	$885
December 31, 2012	$71,435,783	$15,731	$1,038
April 2019 Notes Payable
December 31, 2012	$84,489,500	$13,300	$986
September 2019 Notes Payable
December 31, 2012	$85,875,000	$13,086	$1,003
Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691	$1,000

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

14. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2012. This information was derived from the Company’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2012	6/30/2012	9/30/2012	12/31/2012
Total investment income	$22,367	$23,858	$23,901	$27,395
Net investment income before provision for income taxes and investment gains and losses	11,375	12,310	11,351	13,071
Net increase (decrease) in net assets resulting from operations	17,105	48	4,745	24,861
Change in net assets per common share (basic)	0.36	—	0.09	0.47

	Quarter Ended
	3/31/2011	6/30/2011	9/30/2011	12/31/2011
Total investment income	$19,152	$20,820	$18,684	$21,200
Net investment income before provision for income taxes and investment gains and losses	9,804	10,360	8,593	10,831
Net increase (decrease) in net assets resulting from operations	(1,177)	24,317	6,223	17,574
Change in net assets per common share (basic)	0.23	0.56	0.14	0.25

15. Subsequent Events

Dividend Declaration

On February 26, 2013 the Board of Directors increased the quarterly dividend by $0.01, or approximately 4.02%, and declared a cash dividend of $0.25 per share to be paid on March 19, 2013 to shareholders of record as of March 11, 2013. This dividend will represent the Company’s thirtieth consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $7.89 per share.

Schedule 12-14

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2012

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2011 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2012 Fair Value
Affiliate Investments
E-band Communications, Inc.	Senior Debt	$4	$—	$356	$(356)	$—
	Preferred Stock	—	—	374	(374)	—
Gelesis	Senior Debt	712	3,254	—	(3,254)	—
	Preferred Stock	—	1,147	423	—	1,570
	Preferred Warrants	—	106	—	(11)	95
Optiscan	Senior Debt	1,649	11,147	—	(1,657)	9,490
	Preferred Stock	—	2,468	—	(1,903)	565
	Preferred Warrants	—	872	—	(720)	152

Total Control and Affliate Investments		$2,365	$18,994	$1,153	$(8,275)	$11,872

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2012.
(2)	Represents the total amount of interest or dividends credited to income for the year an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increase in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increase in unrealized depreciation or net decreases in unrealized appreciation.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	March 31, 2013	December 31, 2012
Assets
Investments:
Non-control/Non-affiliate investments (cost of $957,508 and $896,031, respectively)	$953,788	$894,428
Affiliate investments (cost of $20,196 and $18,307, respectively)	14,196	11,872

Total investments, at fair value (cost of $977,704 and $914,338, respectively)	967,984	906,300
Cash and cash equivalents	206,928	182,994
Restricted Cash	810	—
Interest receivable	9,674	9,635
Other assets	25,790	24,714

Total assets	$1,211,186	$1,123,643

Liabilities
Accounts payable and accrued liabilities	$8,456	$11,575
Long-term Liabilities (Convertible Senior Note)	71,707	71,436
Asset-Backed Notes	120,051	129,300
2019 Notes	170,364	170,364
Long-term SBA Debentures	225,000	225,000

Total liabilities	$595,578	$607,675
Commitments and Contingencies (Note 9)
Net assets consist of:
Common stock, par value	62	53
Capital in excess of par value	660,833	564,508
Unrealized depreciation on investments	(8,281)	(7,947)
Accumulated realized losses on investments	(34,925)	(36,916)
Distributions in excess of investment income	(2,081)	(3,730)

Total net assets	$615,608	$515,968

Total liabilities and net assets	$1,211,186	$1,123,643

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	61,554	52,925
Net asset value per share	$10.00	$9.75

The following table presents the assets and liabilities of our consolidated variable interest entity (“VIE”). The assets of the VIE can only be used to settle obligations of the consolidated VIE, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statements of Assets and Liabilities above.

(Unaudited, in thousands)	March 31, 2013	December 31, 2012
ASSETS
Restricted Cash	$810	$—
Total investments, at fair value (cost of $219,853 and $0, respectively)	218,142	226,997

Total assets	$218,952	$226,997

LIABILITIES
Asset-Backed Notes	$120,051	$129,300

Total liabilities	$120,051	$129,300

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Investment income:
Interest Income
Non-control/Non-affiliate investments	$28,319	$20,281
Affiliate investments	610	6
Control investments	—	13

Total interest income	28,929	20,300

Fees
Non-control/Non-affiliate investments	2,028	2,067

Total fees	2,028	2,067

Total investment income	30,957	22,367

Operating expenses:
Interest	7,631	3,896
Loan fees	1,079	1,076
General and administrative	2,252	1,817
Employee Compensation:
Compensation and benefits	3,798	3,395
Stock-based compensation	1,165	808

Total employee compensation	4,963	4,203

Total operating expenses	15,925	10,992

Net investment income	15,032	11,375
Net realized (losses) gains on investments
Non-control/Non-affiliate investments	1,991	2,877

Total net realized (loss) gain on investments	1,991	2,877
Net unrealized (depreciation) appreciation on investments
Non-control/Non-affiliate investments	(768)	1,751
Affiliate investments	434	1,076
Control investments	—	26

Total net unrealized (depreciation) appreciation on investments	(334)	2,853

Total net realized (unrealized) gain	1,657	5,730
Net increase in net assets resulting from operations	$16,689	$17,105
Net investment income before investment gains and losses per common share:
Basic	$0.27	$0.24
Change in net assets per common share:
Basic	$0.30	$0.36
Diluted	$0.30	$0.36
Weighted average shares outstanding
Basic	53,682	47,018
Diluted	53,823	47,210
See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2011	43,853	$44	$484,244	$(3,431)	$(43,042)	$(6,432)	$(342)	$431,041

Net increase in net assets resulting from operations	—	—	—	2,853	2,877	11,375	—	17,105
Issuance of common stock	5,425	5	49,773	—	—	—	—	49,778
Issuance of common stock under restricted stock plan	620	1	—	—	—	—	—	1
Issuance of common stock as stock dividend	62	—	670	—	—	—	—	670
Retired shares from net issuance	(239)	—	(2,562)	—	—	—	—	(2,562)
Dividends declared	—	—	—	—	—	(11,412)	—	(11,412)
Stock-based compensation	—	—	826	—	—	—	—	826

Balance at March 31, 2012	49,721	$50	$532,951	$(578)	$(40,165)	$(6,469)	$(342)	$485,447

Balance at December 31, 2012	52,925	$53	$564,509	$(7,947)	$(36,916)	$(3,389)	$(342)	$515,968

Net increase in net assets resulting from operations	—	—	—	(334)	1,991	15,032	—	16,689
Issuance of common stock	80	—	910	—	—	—	—	910
Issuance of common stock under restricted stock plan	531	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	40	—	488	—	—	—	—	488
Retired shares from net issuance	(72)	—	(1,808)	—	—	—	—	(1,808)
Public Offering	8,050	8	95,550	—	—	—	—	95,558
Dividends declared	—	—	—	—	—	(13,382)	—	(13,382)
Stock-based compensation	—	—	1,185	—	—	—	—	1,185

Balance at March 31, 2013	61,554	$62	$660,833	$(8,281)	$(34,925)	$(1,739)	$(342)	$615,608

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	For the Three Months Ended March 31,
	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$16,689	$17,105
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(139,095)	(64,961)
Principal payments received on investments	75,987	35,533
Proceeds from sale of investments	5,212	8,726
Net unrealized (appreciation) / depreciation on investments	334	(2,853)
Net realized (gain) / loss on investments	(1,991)	(2,877)
Accretion of paid-in-kind principal	(555)	(280)
Accretion of loan discounts	(1,455)	(916)
Accretion of loan discount on Convertible Senior Notes	271	271
Accretion of loan exit fees	(1,819)	(2,685)
Change in deferred loan origination revenue	313	(198)
Unearned fees related to unfunded commitments	(856)	(2,360)
Amortization of debt fees and issuance costs	938	913
Depreciation	68	71
Stock-based compensation and amortization of restricted stock grants	1,185	826
Change in operating assets and liabilities:
Interest and fees receivable	(41)	(143)
Prepaid expenses and other assets	33	(75)
Accounts payable	(250)	(51)
Accrued liabilities	(2,682)	(3,733)

Net cash used in operating activities	(47,714)	(17,687)
Cash flows from investing activities:
Purchases of capital equipment	(24)	(12)
Investment in restricted cash	(810)	—
Other long-term assets	(30)	—

Net cash used in investing activities	(864)	(12)
Cash flows from financing activities:
Proceeds from issuance of common stock, net	94,660	47,218
Dividends paid	(12,894)	(10,742)
Repayments of credit facilities	(9,254)	(34,818)

Net cash provided by financing activities	72,512	1,658
Net increase / (decrease) in cash	23,934	(16,041)
Cash and cash equivalents at beginning of year	182,994	64,474

Cash and cash equivalents at end of year	$206,928	$48,433

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Maturity: Upon Liquidation
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt(9)
		Matures upon liquidation Interest rate Fixed 10.00%	$45	$45	$45
		Senior Debt(9)
		Matures upon liquidation Interest rate Fixed 10.00%	$36	31	31
		Senior Debt(9)
		Matures upon liquidation No initial interest rate	$28	28	28

Total Paratek Pharmaceuticals, Inc.				104	104
Maturity: Under 1 Year Maturity
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Senior Debt
		Matures November 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$3,007	3,714	3,675
Maturity: 1-5 Years Maturity
ADMA Biologics, Inc.	Drug Discovery & Development	Senior Debt
		Matures April 2016 Interest rate Prime + 2.75% or Floor rate of 8.50%	$5,000	4,844	4,844
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Senior Debt(11)
		Matures December 2014 Interest rate Prime + 7.30% or Floor rate of 10.55%	$18,199	18,574	18,574
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Debt(11)
		Matures September 2015 Interest rate Prime + 7.15% or Floor rate of 11.90%	$26,500	26,500	27,030
Cell Therapeutics, Inc.(3)	Drug Discovery & Development	Senior Debt
		Matures October 2016 Interest rate Prime + 9.00% or Floor rate of 12.25%	$10,000	9,670	9,670
Cempra, Inc.(3)	Drug Discovery & Development	Senior Debt(11)
		Matures December 2015 Interest rate Prime + 6.30% or Floor rate of 9.55%	$10,000	9,898	9,815
Concert Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt(4)
		Matures October 2015 Interest rate Prime + 3.25% or Floor rate of 8.50%	$20,000	19,687	18,946
Coronado BioSciences, Inc.(3)	Drug Discovery & Development	Senior Debt(11)
		Matures March 2016 Interest rate Prime + 6.00% or Floor rate of 9.25%	$15,000	14,838	14,430

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt
		Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$8,168	$8,039	$7,921
Insmed, Inc.	Drug Discovery & Development	Senior Debt(11)
		Matures January 2016 Interest rate Prime + 4.75% or Floor rate of 9.25%	$20,000	19,438	19,498
Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt
		Matures May 2016 Interest rate Prime + 5.30% or Floor rate of 10.55%	$40,000	39,840	39,840
Neuralstem, Inc.(3)	Drug Discovery & Development	Senior Debt
		Matures June 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%	$8,000	7,654	7,654
NeurogesX, Inc.(3)	Drug Discovery & Development	Senior Debt
		Matures February 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$4,041	4,429	4,397

Total Debt Drug Discovery & Development (30.28%)*				187,229	186,398

Maturity: Under 1 Year Maturity

PeerApp, Inc.	Communications & Networking	Senior Debt(4)
		Matures April 2013 Interest rate Prime + 7.50% or Floor rate of 11.50%	$159	248	248
Maturity: 1-5 Years Maturity
Bridgewave Communications	Communications & Networking	Senior Debt
		Matures March 2016 Interest rate Fixed 8.00%	$7,500	7,163	4,369
OpenPeak, Inc.	Communications & Networking	Senior Debt(11)
		Matures July 2015 Interest rate Prime + 8.75% or Floor rate of 12.00%	$14,129	14,330	14,472
UPH Holdings, Inc.(8)	Communications & Networking	Senior Debt
		Matures April 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$6,600	6,489	3,478
		Senior Debt
		Matures September 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$338	333	178

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt
		Matures January 2017 Interest rate Libor + 11.00% or Floor rate of 13.50%	$3,594	$3,594	$1,894

Total UPH Holdings, Inc.				10,416	5,550

Total Debt Communications & Networking (4.00%)*				32,157	24,639

Maturity: 1-5 Years Maturity
Clustrix, Inc.	Electronics & Computer Hardware	Senior Debt
		Matures December 2015 Interest rate Prime + 6.50% or Floor rate of 9.75%	$696	669	678
Identive Group, Inc.	Electronics & Computer Hardware	Senior Debt
		Matures November 2015 Interest rate Prime + 7.75% or Floor rate 11.00%	$7,500	7,562	7,562
OCZ Technology Group, Inc.(3)	Electronics & Computer Hardware	Senior Debt
		Matures April 2016 Interest rate Prime + 8.75% or Floor rate of 12.50%, PIK Interest 3.00%	$10,000	9,473	9,473

Total Debt Electronics & Computer Hardware (2.88%)				17,704	17,713

Maturity: Upon Liquidation
Tada Innovations, Inc.	Software	Senior Debt(9)
		Matures upon liquidation Interest rate Fixed 8.00%	$100	100	—
Maturity: 1-5 Years Maturity
Box, Inc.	Software	Senior Debt(4)
		Matures March 2016 Interest rate Prime + 3.75% or Floor rate of 7.50%	$10,000	9,947	9,513
		Senior Debt(4)
		Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$866	930	919
		Senior Debt(11)
		Matures July 2016 Interest rate Prime + 5.13% or Floor rate of 8.88%	$20,000	20,211	19,574

Total Box, Inc.				31,088	30,006
Clickfox, Inc.	Software	Senior Debt
		Matures November 2015 Interest rate Prime + 8.25% or Floor rate of 11.50%	$7,788	7,209	7,443
EndPlay,Inc.	Software	Senior Debt
		Matures August 2015 Interest rate Prime + 7.35% or Floor rate 10.6%	$2,000	1,945	1,945

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Hillcrest Laboratories, Inc	Software	Senior Debt
		Matures July 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$3,764	$3,701	$3,664
JackBe Corporation	Software	Senior Debt
		Matures January 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%	$3,000	2,922	2,929
Kxen, Inc.	Software	Senior Debt(4)
		Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$2,078	2,126	1,980
Neos Geosolutions, Inc.	Software	Senior Debt
		Matures May 2016 Interest rate Prime + 5.75% or Floor rate of 9.50%	$4,000	3,955	3,955

Total Debt Software (8.44%)*				53,046	51,922

Maturity: Under 1 Year Maturity
Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt
		Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$6,933	7,285	7,285
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt(9)
		Matures March 2014 Interest rate Fixed 8.00%	$1,888	1,888	2,767

Total Debt Specialty Pharmaceuticals (1.63%)*				9,173	10,052

Maturity: 1-5 Years Maturity
Achronix Semiconductor Corporation	Semiconductors	Senior Debt
		Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%	$1,653	1,618	1,602

Total Debt Semiconductors (0.26%)*				1,618	1,602

Maturity: Under 1 Year Maturity
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11)
		Matures October 2013 Interest rate Prime + 6.50% or Floor rate of 10.75%	$3,594	3,994	3,994
Maturity: 1-5 Years Maturity
AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11)
		Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$14,452	14,402	14,108

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BIND Therapeutics, Inc.	Drug Delivery	Senior Debt
		Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$2,838	$2,875	$2,926
Intelliject, Inc.	Drug Delivery	Senior Debt(11)
		Matures June 2016 Interest rate Prime + 5.75% or Floor rate of 11.00%	$15,000	14,705	15,155
Nupathe, Inc.(3)	Drug Delivery	Senior Debt
		Matures May 2016 Interest rate Prime - 3.25% or Floor rate of 9.85%	$8,500	8,220	8,220
Revance Therapeutics, Inc.	Drug Delivery	Senior Debt
		Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$16,594	16,582	16,379

Total Debt Drug Delivery (9.87%)*				60,778	60,782

Maturity: Under 1 Year Maturity
Loku, Inc.	Internet Consumer & Business Services	Senior Debt(9)
		Matures June 2013 Interest rate Fixed 6.00%	$100	100	100
Tectura Corporation	Internet Consumer & Business Services	Revolving Line of Credit
		Matures July 2013 Interest rate LIBOR + 8.00% or Floor rate of 11.00%	$16,340	18,033	17,663
		Senior Debt
		Matures April 2013 Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	553	553
		Senior Debt
		Matures July 2013 Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$1,000	1,000	1,000

Total Tectura Corporation				19,586	19,216
Maturity: 1-5 Years Maturity
Ahhha, Inc.(8)	Internet Consumer & Business Services	Senior Debt
		Matures January 2015 Interest rate Fixed 12.00%	$350	347	—
Blurb, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures December 2015 Interest rate Prime + 5.25% or Floor rate 8.50%	$8,000	7,749	7,547
Education Dynamics, LLC	Internet Consumer & Business Services	Senior Debt
		Matures March 2016 Interest rate Fixed 12.50%, PIK Interest 1.50%	$26,750	26,386	25,563

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Just.Me, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures June 2015 Interest rate Prime + 2.50% or Floor rate 5.75%	$750	$737	$689
		Senior Debt
		Matures June 2015 Interest rate Prime + 5.00% or Floor rate 8.25%	$750	732	709

Total Just.Me, Inc.				1,469	1,398
NetPlenish, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures April 2015 Interest rate Fixed 10.00%	$500	492	460
Reply! Inc.	Internet Consumer & Business Services	Senior Debt(11)
		Matures September 2015 Interest rate Prime + 6.875% or Floor rate of 10.125%	$11,749	11,638	11,525
		Senior Debt(11)
		Matures September 2015 Interest rate Prime + 7.25% or Floor rate of 11.00%	$2,000	1,957	2,005
		Senior Debt
		Matures February 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%	$3,000	2,977	2,977

Total Reply! Inc.				16,572	16,507
Second Rotation, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures April 2016 Interest rate Prime + 7.00% or Floor rate of 10.25%, PIK interest 2.50%	$12,142	12,013	12,013
ShareThis, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures June 2016 Interest rate Prime + 7.50% or Floor rate of 10.75%	$15,000	14,349	14,349
Tectura Corporation	Internet Consumer & Business Services	Senior Debt
		Matures December 2014 Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,412	6,230
Trulia, Inc.(3)	Internet Consumer & Business Services	Senior Debt(11)
		Matures September 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,934	4,794
		Senior Debt(11)
		Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,933	4,640

Total Trulia, Inc.				9,867	9,434

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures September 2016 Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	$7,740	$7,680
		Senior Debt
		Matures September 2015 Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$9,903	9,864	9,580

Total Vaultlogix, Inc.				17,604	17,260
Wavemarket, Inc.	Internet Consumer & Business Services	Senior Debt(11)
		Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 9.50%	$10,000	9,876	9,458

Total Debt Internet Consumer & Business Services (22.67%)*				142,822	139,535

Maturity: Under 1 Year Maturity
InXpo, Inc.	Information Services	Senior Debt
		Matures March 2014 Interest rate Prime + 7.50% or Floor rate of 10.75%	$2,550	2,432	2,316
Maturity: 1-5 Years Maturity
Cha Cha Search, Inc.	Information Services	Senior Debt
		Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$2,364	2,334	2,277
Eccentex Corporation	Information Services	Senior Debt(11)
		Matures May 2015 Interest rate Prime + 7.00% or Floor rate of 10.25%	$966	949	449
Jab Wireless, Inc.	Information Services	Senior Debt
		Matures November 2017 Interest rate Prime + 6.75% or Floor rate of 8.00%	$30,000	29,861	29,850
RichRelevance, Inc.	Information Services	Senior Debt
		Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$3,778	3,762	3,661
Womensforum.com, Inc.	Information Services	Senior Debt(11)
		Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$8,000	7,853	7,853
		Senior Debt(11)
		Matures October 2016 Interest rate LIBOR + 7.50% or Floor rate of 10.25%	$4,500	4,451	4,451

Total Womensforum.com, Inc.				12,304	12,304

Total Debt Information Services (8.26%)*				51,642	50,857

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Maturity: Upon Liquidation
Novasys Medical, Inc.	Medical Device & Equipment	Senior Debt(9)
		Matures upon liquidation Interest rate Fixed 8.00%	$65	$65	$65
Maturity: Under 1 Year Maturity
Gynesonics, Inc.	Medical Device & Equipment	Senior Debt
		Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$3,073	3,178	3,178
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Senior Debt
		Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$8,260	9,101	9,265
Oraya Therapeutics, Inc.	Medical Device & Equipment	Senior Debt(9)
		Matures December 2013 Interest rate Fixed 7.00%	$500	500	500
Maturity: 1-5 Years Maturity
Lanx, Inc.	Medical Device & Equipment	Senior Debt
		Matures October 2016 Interest rate Prime + 8.00% or Floor rate of 11.75%	$15,000	14,651	15,101
		Revolving Line of Credit
		Matures October 2015 Interest rate Prime + 6.75% or Floor rate of 10.50%	$5,500	5,313	5,276

Total Lanx, Inc.				19,964	20,377
Medrobotics Corporation	Medical Device & Equipment	Senior Debt
		Matures March 2016 Interest rate Prime + 7.85% or Floor rate of 11.10%	$5,000	4,766	4,766
MELA Sciences, Inc.	Medical Device & Equipment	Senior Debt
		Matures November 2016 Interest rate Prime + 7.20% or Floor rate of 10.45%	$6,000	5,919	5,919
NinePoint Medical, Inc.	Medical Device & Equipment	Senior Debt
		Matures January 2016 Interest rate Prime + 5.85% or Floor rate of 9.10%	$7,000	6,805	6,805
Oraya Therapeutics, Inc.	Medical Device & Equipment	Senior Debt(11)
		Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 10.25%	$9,711	9,542	9,678

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
United Orthopedic Group, Inc.	Medical Device & Equipment	Senior Debt
		Matures July 2016 Interest rate Prime + 8.60% or Floor rate of 11.85%	$25,000	$24,215	$24,215
SonaCare Medical, LLC	Medical Device & Equipment	Senior Debt(11)
		Matures April 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%	$6,000	5,919	5,855

Total Debt Medical Device & Equipment (14.72%)*				89,974	90,623

Maturity: 1-5 Years Maturity
Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Senior Debt
		Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%	$5,086	5,086	5,147
Tethys Bioscience Inc.	Diagnostic	Senior Debt(11)
		Matures December 2015 Interest rate Prime + 8.40% or Floor rate of 11.65%	$10,000	10,057	9,614

Total Debt Diagnostic (2.40%)*				15,143	14,761

Maturity: Under 1 Year Maturity
Labcyte, Inc.	Biotechnology Tools	Senior Debt
		Matures May 2013 Interest rate Prime + 8.60% or Floor rate of 11.85%	$315	394	394
Maturity: 1-5 Years Maturity
Labcyte, Inc.	Biotechnology Tools	Senior Debt(11)
		Matures June 2016 Interest rate Prime + 6.70% or Floor rate of 9.95%	$5,000	4,932	4,980

Total Debt Biotechnology Tools (0.87%)*				5,326	5,374

Maturity: 1-5 Years Maturity
MedCall, LLC	Healthcare Services, Other	Senior Debt
		Matures January 2016 Interest rate 7.79% or Floor rate of 9.50%	$4,778	4,727	4,606
		Senior Debt
		Matures January 2016 Interest rate LIBOR +8.00% or Floor rate of 10.00%	$3,931	3,873	3,801

Total MedCall, LLC				8,600	8,407

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Debt
		Matures January 2015 Interest rate LIBOR + 8.00% or Floor rate of 11.50%	$2,737	$2,741	$2,686
		Senior Debt
		Matures January 2015 Interest rate LIBOR + 11.00% or Floor rate of 14.00%, PIK interest 3.75%	$5,900	6,641	6,382

Total Pacific Child & Family Associates, LLC				9,382	9,068
ScriptSave (Medical Security Card Company, LLC)	Healthcare Services, Other	Senior Debt
		Matures February 2016 Interest rate LIBOR + 8.75% or Floor rate of 11.25%	$14,067	13,893	13,941

Total Debt Health Services, Other (5.10%)*				31,875	31,416

Maturity: 1-5 Years Maturity
Entrigue Surgical, Inc.	Surgical Devices	Senior Debt
		Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$2,183	2,168	2,171
Transmedics, Inc.	Surgical Devices	Senior Debt(11)
		Matures November 2015 Interest rate Fixed 12.95%	$7,250	7,097	7,097

Total Debt Surgical Devices (1.51%)*				9,265	9,268

Maturity: 1-5 Years Maturity
Westwood One Communications	Media/Content/ Info	Senior Debt
		Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 8.00%	$19,614	18,253	17,890
Women’s Marketing, Inc.	Media/Content/ Info	Senior Debt
		Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$9,681	10,092	10,189
		Senior Debt(11)
		Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%	$15,612	15,389	15,175

Total Women’s Marketing, Inc.				25,481	25,364
Zoom Media Corporation	Media/Content/ Info	Senior Debt
		Matures December 2015 Interest rate Prime + 7.25% or Floor rate of 10.50%, PIK interest 3.75%	$5,000	4,738	4,738
	Media/Content/ Info	Revolving Line of Credit
		Matures December 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$3,500	3,238	3,238

Total Zoom Media Corporation				7,976	7,976

Total Debt Media/Content/Info (8.32%)*				51,710	51,230

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Maturity: Under 1 Year Maturity

BrightSource Energy, Inc.	Clean Tech	Senior Debt
		Matures January 2014 Interest rate Prime + 8.25% or Floor rate of 11.50%	$35,000	$34,645	$34,645
Solexel, Inc.	Clean Tech	Senior Debt
		Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$1,476	1,474	1,474
		Senior Debt
		Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$169	169	169

Total Solexel, Inc.				1,643	1,643
Maturity: 1-5 Years Maturity
Alphabet Energy, Inc.	Clean Tech	Senior Debt
		Matures February 2015 Interest rate Prime + 5.75% or Floor rate of 9.00%	$1,772	1,679	1,679
American Supercondutor Corporation(3)	Clean Tech	Senior Debt(11)
		Matures December 2014 Interest rate Prime + 7.25% or Floor rate of 11.00%	$8,077	8,139	8,344
Comverge, Inc.	Clean Tech	Senior Debt
		Matures November 2017 Interest rate LIBOR + 8.00% or Floor rate of 9.50%	$20,000	19,605	19,605
	Clean Tech	Senior Debt
		Matures November 2017 Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$14,000	13,754	13,754

Total Comverge, Inc.				33,359	33,359
Enphase Energy, Inc.(3)	Clean Tech	Senior Debt(11)
		Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.00%	$3,167	3,169	3,135
	Clean Tech	Senior Debt
		Matures August 2016 Interest rate Prime + 8.25% or Floor rate of 11.50%	$7,400	7,353	7,353

Total Enphase Energy, Inc.				10,522	10,488
Glori Energy, Inc.	Clean Tech	Senior Debt(11)
		Matures June 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$8,000	7,913	7,961
Integrated Photovoltaics, Inc.	Clean Tech	Senior Debt
		Matures February 2015 Interest rate Prime + 7.38% or Floor rate of 10.63%	$2,305	2,239	2,237
Polyera Corporation	Clean Tech	Senior Debt
		Matures June 2016 Interest rate Prime + 6.75% or Floor rate of 10.00%	$3,000	2,971	2,971

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Redwood Systems, Inc.	Clean Tech	Senior Debt
		Matures February 2016 Interest rate Prime + 6.50% or Floor rate of 9.75%	$5,000	$4,993	$4,993
SCIenergy, Inc.	Clean Tech	Senior Debt(4)
		Matures September 2015 Interest rate Prime + 8.75% or Floor rate 12.00%	$5,296	5,194	5,353
Stion Corporation	Clean Tech	Senior Debt(4)
		Matures February 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$6,732	6,765	6,754
TAS Energy, Inc.	Clean Tech	Senior Debt
		Matures February 2015 Interest rate Prime + 7.75% or Floor rate of 11.00%	$10,000	9,630	9,630
		Senior Debt
		Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$5,000	4,782	4,782

Total TAS Energy, Inc.				14,412	14,412

Total Debt Clean Tech (21.90%)*				134,474	134,839

Total Debt (143.11%)				$893,936	$881,011

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
ADMA Biologics, Inc.	Drug Discovery & Development	Common Stock Warrants		25,000	$129	$115
Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		46,446	39	55
		Preferred Stock Warrants	Series B	110,270	35	45

Total Warrants Acceleron Pharmaceuticals, Inc.				156,716	74	100

Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Common Stock Warrants		321,429	984	61
Cell Therapeutics, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		679,040	300	322
Cempra, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		39,038	187	49
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Preferred Stock Warrants	Series D	325,261	490	500
Concert Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series C	400,000	367	133
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		73,009	142	292
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		50,000	28	15
		Preferred Stock Warrants	Series A	525,000	236	161
		Preferred Stock Warrants	Series B	660,000	311	202

Total Warrants Dicerna Pharmaceuticals, Inc.				1,235,000	575	378

EpiCept Corporation(3)	Drug Discovery & Development	Common Stock Warrants		325,204	4	—
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		22,408	231	—
Insmed, Incorporated(3)	Drug Discovery & Development	Common Stock Warrants		329,931	570	1,482
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		302,143	155	644
Neuralstem, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		608,695	295	291
NeurogesX, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		3,421,500	503	71
Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series B	687,023	151	268

Total Warrants Drug Discovery & Development (0.76%)*					5,157	4,706

Bridgewave Communications	Communications & Networking	Preferred Stock Warrants	Series 5	2,942,618	753	—
Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	117,958	102	184
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	Series A	450,000	94	21
OpenPeak, Inc.	Communications & Networking	Preferred Stock Warrants	Series E	25,646	149	11
PeerApp, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	298,779	61	64
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	135,000	94	384
Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	Series B	1,136,277	52	118
UPH Holdings, Inc.(8)	Communications & Networking	Common Stock Warrants		145,877	131	—
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	110,000	123	69
Stoke, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	158,536	53	184
		Preferred Stock Warrants	Series D	72,727	65	80

Total Stoke, Inc.				231,263	118	264

Total Warrants Communications & Networking (0.18%)*					1,677	1,115

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Atrenta, Inc.	Software	Preferred Stock Warrants	Series D	392,670	$121	$325
Box, Inc.	Software	Preferred Stock Warrants	Series C	271,070	117	2,380
		Preferred Stock Warrants	Series B	199,219	73	3,408
		Preferred Stock Warrants	Series D-1	62,255	193	319

Total Box, Inc.				532,544	383	6,107
Braxton Technologies, LLC.	Software	Preferred Stock Warrants	Series A	168,750	188	—
Central Desktop, Inc.	Software	Preferred Stock Warrants	Series B	522,823	108	186
Clickfox, Inc.	Software	Preferred Stock Warrants	Series B	1,038,563	329	364
		Preferred Stock Warrants	Series C	592,019	730	234

Total Clickfox, Inc.				1,630,582	1,059	598
Daegis Inc. (pka Unify Corporation)(3)	Software	Common Stock Warrants		718,860	1,434	77
Endplay, Inc.	Software	Preferred Stock Warrants	Series B	180,000	67	21
Forescout Technologies, Inc.	Software	Preferred Stock Warrants	Series D	399,687	99	348
Hillcrest Laboratories, Inc.	Software	Preferred Stock Warrants	Series E	1,865,650	55	54
JackBe Corporation	Software	Preferred Stock Warrants	Series C	180,000	73	56
Kxen, Inc.	Software	Preferred Stock Warrants	Series D	184,614	47	7
Neos Geosolutions, Inc.	Software	Preferred Stock Warrants	Series 3	221,150	22	23
Rockyou, Inc.	Software	Preferred Stock Warrants	Series B	41,266	117	—
SugarSync Inc.	Software	Preferred Stock Warrants	Series CC	332,726	78	168
		Preferred Stock Warrants	Series DD	107,526	34	41

Total SugarSync Inc.				440,252	112	209
Tada Innovations, Inc.	Software	Preferred Stock Warrants	Series A	20,833	25	—
White Sky, Inc.	Software	Preferred Stock Warrants	Series B-2	124,295	54	3
WildTangent, Inc.	Software	Preferred Stock Warrants	Series 3A	100,000	238	55

Total Warrants Software (1.31%)*					4,202	8,069

Clustrix, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series B	49,732	12	6
OCZ Technology Group, Inc.(3)	Electronics & Computer Hardware	Common Stock Warrants		688,073	619	648
Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series A-1	181,818	63	201

Total Warrant Electronics & Computer Hardware (0.14%)*					694	855

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	Series D	502,273	309	4,237
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	Series E	340,534	308	—

Total Warrants Specialty Pharmaceuticals (0.69%)*					617	4,237

IPA Holdings, LLC	Consumer & Business Products	Common Stock Warrants		650,000	275	368
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series A	99,286	24	87
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	1,821,429	174	80
ShareThis, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series B	535,905	547	498
Wavemarket, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series E	1,083,333	106	62

Total Warrant Consumer & Business Products (0.18%)*					1,126	1,095

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	Series D	360,000	$160	$105
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	Series D	239,872	157	—
iWatt, Inc.	Semiconductors	Preferred Stock Warrants	Series C	558,748	46	16
		Preferred Stock Warrants	Series D	1,954,762	582	316

Total iWatt, Inc.				2,513,510	628	332
Kovio Inc.	Semiconductors	Preferred Stock Warrants	Series B	319,352	92	30

Total Warrants Semiconductors (0.07%)*					1,037	437

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		274,508	356	564
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		37,639	645	2
BIND Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	Series C-1	150,000	291	422
Intelliject, Inc.	Drug Delivery	Preferred Stock Warrants	Series B	82,500	594	965
NuPathe, Inc.(3)	Drug Delivery	Common Stock Warrants		106,631	139	166
Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	Series D	269,663	557	577
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		61,452	87	55

Total Warrant Drug Delivery (0.45%)*					2,669	2,751

Blurb, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	439,336	323	318
		Preferred Stock Warrants	Series C	234,280	636	505

Total Blurb, Inc.				673,616	959	823
Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		53,084	38	—
Just.Me	Internet Consumer & Business Services	Preferred Stock Warrants	Series A	102,299	20	29
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	200,000	43	—
Reply! Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	137,225	320	769
Second Rotation, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series D	151,827	165	202
Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	Series B-1	253,378	51	—

Total Warrants Internet Consumer & Business Services (0.30%)*					1,596	1,823

Buzznet, Inc.	Information Services	Preferred Stock Warrants	Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	Series F	48,232	58	7
Eccentex Corporation	Information Services	Preferred Stock Warrants	Series A	408,719	31	—
Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	Series B	190,234	230	611
InXpo, Inc.	Information Services	Preferred Stock Warrants	Series C	648,400	98	32
		Preferred Stock Warrants	Series C-1	582,015	48	43

Total InXpo, Inc.				1,230,415	146	75
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	Series A	266,567	265	343
RichRelevance, Inc.	Information Services	Preferred Stock Warrants	Series D	112,749	98	39
Solutionary, Inc.	Information Services	Preferred Stock Warrants	Series A-2	111,311	96	62

Total Warrants Information Services (0.18%)*					933	1,137

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
EKOS Corporation	Medical Device & Equipment	Preferred Stock Warrants	Series C	4,448,135	$327	$—
Gelesis, Inc.(6)	Medical Device & Equipment		LLC Interest	263,688	78	108
Lanx, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	1,203,369	441	755
Medrobotics Corporation	Medical Device & Equipment	Preferred Stock Warrants	Series D	424,008	343	404
NinePoint Medical, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series A	350,000	170	204
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series D	580,447	131	—
		Common Stock Warrants		109,449	2	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock Warrants	Series D	6,206,187	1,252	432
Oraya Therapeutics, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	716,948	676	266
		Common Stock Warrants		95,498	66	47

Total Oraya Therapeutics, Inc.				812,446	742	313
United Orthopedic Group, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series A	423,076	608	599
SonaCare Medical, LLC	Medical Device & Equipment	Preferred Stock Warrants	Series G	141,388	188	110

Total Warrants Medical Device & Equipment (0.47%)*					4,282	2,925

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Common Stock Warrants		333,333	244	318
Tethys Bioscience, Inc.	Diagnostic	Preferred Stock Warrants	Series E	617,683	147	117

Total Warrants Diagnostic (0.07%)*					391	435

Labcyte, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series C	1,127,624	323	254
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series B	204,545	45	202
		Preferred Stock Warrants	Series C	30,114	33	11

Total NuGEN Technologies, Inc.				234,659	78	213

Total Warrants Biotechnology Tools (0.08%)*					401	467

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	62,500	87	—
Transmedics, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	40,436	225	—
		Preferred Stock Warrants	Series D	175,000	100	227

Total Transmedics, Inc.				215,436	325	227
Gynesonics, Inc.	Surgical Devices	Preferred Stock Warrants	Series C	1,756,444	412	343

Total Warrants Surgical Devices (0.09%)*					824	570

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock Warrants	Series C	110,018	60	76
Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants	Series D	407,457	482	—
Zoom Media Group, Inc.	Media/Content/ Info	Preferred Stock Warrants	n/a	1,204	348	337

Total Warrants Media/Content/Info (0.07%)*					890	413

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Alphabet Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series A	86,328	$83	$141
American Supercondutor Corporation(3)	Clean Tech	Common Stock Warrants		139,275	244	123
BrightSource Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D	174,999	779	156
Calera, Inc.	Clean Tech	Preferred Stock Warrants	Series C	44,529	513	—
EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	Series B	437,500	308	490
Enphase Energy, Inc.(3)	Clean Tech	Common Stock Warrants		37,500	102	55
Fulcrum Bioenergy, Inc.	Clean Tech	Preferred Stock Warrants	Series C-1	187,265	211	133
Glori Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series C	145,932	165	71
GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D-1	393,212	548	—
Integrated Photovoltaics, Inc.	Clean Tech	Preferred Stock Warrants	Series A-1	390,000	82	108
Polyera Corporation	Clean Tech	Preferred Stock Warrants	Series C	161,575	69	70
Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	Series C	3,200,000	211	227
Redwood Systems, Inc.	Clean Tech	Preferred Stock Warrants	Series C	331,250	3	—
SCIenergy, Inc.	Clean Tech	Preferred Stock Warrants	Series D	1,061,168	361	163
Solexel, Inc.	Clean Tech	Preferred Stock Warrants	Series B	245,682	1,161	9
Stion Corporation	Clean Tech	Preferred Stock Warrants	Series E	110,226	317	142
TAS Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series A	37,406	299	272
Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	Series A	320,000	162	54

Total Warrants Clean Tech (0.36%)*					5,618	2,214

Total Warrants (5.40%)					32,114	33,249

Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		167,864	842	1,234
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series B	502,684	502	454
Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	Series C	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		546,448	2,000	3,333
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series H	244,158	1,000	376
		Common Stock		47,471	5	5

Total Paratek Pharmaceuticals, Inc.				291,629	1,005	381

Total Equity Drug Discovery & Development (0.88%)*					5,849	5,402

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	Series B	186,674	69	239
		Preferred Stock	Series B	600,601	243	227
		Preferred Stock	Series C	93,456	97	226
		Preferred Stock	Series E	43,488	61	63
		Preferred Stock	Series F	19,268	1,000	1,011

Total Acceleron Pharmaceuticals, Inc.				756,813	1,470	1,766
Merrion Pharma, Plc.(3)(5)(10)	Drug Delivery	Common Stock		20,000	9	—
Nupathe, Inc.	Drug Delivery	Common Stock		50,000	146	162
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock		41,570	500	199

Total Equity Drug Delivery (0.35%)*					2,125	2,127

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Trulia, Inc.	Internet Consumer & Business Services	Common Stock		29,740	$141	$1,005
Philotic, Inc.	Internet Consumer & Business Services	Common Stock		8,121	93	—

Total Equity Internet Consumers & Business Services (0.16%)*					234	1,005

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	Series B	564,972	2,000	—
		Preferred Stock	Series C	649,998	372	—
		Preferred Stock	Series D	847,544	508	—
		Preferred Stock	Series E	1,987,605	374	—

Total E-band Communications, Corp.				4,050,119	3,254	—
Glowpoint, Inc.(3)	Communications & Networking	Common Stock		114,192	101	168
Neonova Holding Company	Communications & Networking	Preferred Stock	Series A	500,000	250	190
Peerless Network, Inc.	Communications & Networking	Preferred Stock	Series A	1,000,000	1,000	4,031
Stoke, Inc.	Communications & Networking	Preferred Stock	Series E	152,905	500	538

Total Equity Communications & Networking (0.80%)*					5,105	4,927

Atrenta, Inc.	Software	Preferred Stock	Series C	1,196,845	508	1,058
		Preferred Stock	Series D	635,513	986	1,622

Total Atrenta, Inc.				1,832,358	1,494	2,680
Box, Inc.	Software	Preferred Stock	Series C	390,625	500	5,172
		Preferred Stock	Series D	158,127	500	2,094
		Preferred Stock	Series D-1	124,511	1,000	1,648
		Preferred Stock	Series D-2	220,751	2,001	2,923
		Preferred Stock	Series E	38,183	500	505

Total Box, Inc.				932,197	4,501	12,342
Caplinked, Inc.	Software	Preferred Stock	Series A-3	53,614	52	73
Highroads, Inc.	Software	Preferred Stock	Series A-3	190,170	307	297

Total Equity Software (2.50%)*					6,354	15,392

Virident Systems	Electronics & Computer Hardware	Preferred Stock	Series D	6,546,217	5,000	5,001

Total Equity Electronics & Computer Hardware (0.81%)*					5,000	5,001

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	Series E	166,419	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*					750	—

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	Series A	295,861	819	598
Facebook, Inc.(3)	Consumer & Business Products	Common Stock	Series B	307,500	9,558	7,517
IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	LLC interest	500,000	500	539
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	Series B	187,970	500	682

Total Equity Consumer & Business Products (1.52%)*					11,377	9,336

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
iWatt, Inc.	Semiconductors	Preferred Stock	Series E	2,412,864	$490	$823

Total Equity Semiconductors (0.13%)*					490	823

Buzznet, Inc.	Information Services	Preferred Stock	Series C	263,158	250	—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock		500,000	603	—
Solutionary, Inc.	Information Services	Preferred Stock	Series A-1	189,495	17	158
		Preferred Stock	Series A-2	65,834	326	189

Total Solutionary, Inc.				255,329	343	347

Total Equity Information Services (0.06%)*					1,196	347

Gelesis, Inc.(6)	Medical Device & Equipment		LLC Interest	674,208	—	493
			LLC Interest	674,208	425	691
			LLC Interest	675,676	500	596

Total Gelesis, Inc.				2,024,092	925	1,780
Lanx, Inc.	Medical Device & Equipment	Preferred Stock	Series C	1,203,369	1,000	1,958
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock	Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock	Series B	6,185,567	3,000	476
		Preferred Stock	Series C-2	1,927,309	655	156
		Preferred Stock	Series D	20,251,220	1,932	1,978

Total Optiscan Biomedical, Corp.				28,364,096	5,587	2,610

Total Equity Medical Device & Equipment (1.03%)*					8,512	6,348

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	Series C	189,394	500	756

Total Equity Biotechnology Tools (0.12%)*					500	756

Transmedics, Inc.	Surgical Devices	Preferred Stock	Series B	88,961	1,100	53
		Preferred Stock	Series C	119,999	300	131
		Preferred Stock	Series D	260,000	650	720

Total Transmedics, Inc.				468,960	2,050	904
Gynesonics, Inc.	Surgical Devices	Preferred Stock	Series B	219,298	250	62
		Preferred Stock	Series C	656,512	282	117
		Preferred Stock	Series C	1,621,553	580	605

Total Gynesonics, Inc.				875,810	1,112	784

Total Equity Surgical Devices (0.28%)*					3,162	1,688

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock	Series D	145,590	1,000	572

Total Equity Media/Content/Info (0.09%)*					1,000	572

Total Equity (8.73%)					51,654	53,724

Total Investments (157.24%)					$977,704	$967,984

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

(dollars in thousands)

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $39,533 million, $48,528 million and $8,995 million respectively. The tax cost of investments is $978,533 million
(3)	Except for warrants in nineteen publicly traded companies and common stock in eight publicly traded companies, all investments are restricted at March 31, 2013 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as a company in which HTGC owns as least 5% but not more than 25% of the voting securities of the Company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as a company in which HTGC owners as least 25% but not more than 50% of the voting securities of the Company.
(8)	Debt is on non-accrual status at March 31, 2013, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization (as defined in Note 4).

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Senior Debt(11)
		Matures December 2014 Interest rate Prime + 7.30% or Floor rate of 10.55%	$20,532	$20,745	$21,007
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Debt(11)
		Matures September 2015 Interest rate Prime + 7.15% or Floor rate of 11.90%	$26,500	26,500	27,030
Cempra, Inc.(3)	Drug Discovery & Development	Senior Debt(11)
		Matures December 2015 Interest rate Prime + 6.30% or Floor rate of 9.55%	$10,000	9,862	9,902
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Senior Debt
		Matures November 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$4,111	4,718	4,759
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Debt
		Matures October 2015 Interest rate Prime + 3.25% or Floor rate of 8.50%	$20,000	19,633	18,983
Coronado BioSciences, Inc.(3)	Drug Discovery & Development	Senior Debt(11)
		Matures March 2016 Interest rate Prime + 6.00% or Floor rate of 9.25%	$15,000	14,761	14,761
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt
		Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$9,166	8,996	8,929
Insmed, Inc.	Drug Discovery & Development	Senior Debt(11)
		Matures January 2016 Interest rate Prime + 4.75% or Floor rate of 9.25%	$20,000	19,305	19,674
Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt
		Matures May 2016 Interest rate Prime + 5.30% or Floor rate of 10.55%	$40,000	39,670	39,670
NeurogesX, Inc.(3)	Drug Discovery & Development	Senior Debt
		Matures February 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$13,662	13,645	13,884
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt(9)
		Matures upon liquidation Interest rate Fixed 10.00%	$45	45	45
		Senior Debt(9)
		Matures upon liquidation Interest rate Fixed 10.00%	$36	31	31

Total Paratek Pharmaceuticals, Inc.				76	76

Total Debt Drug Discovery & Development (34.63%)*				177,911	178,675

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Bridgewave Communications	Communications & Networking	Senior Debt
		Matures March 2016 Interest rate Prime + 8.75% or Floor rate of 12.00%	$7,500	$7,003	$4,896
OpenPeak, Inc.	Communications & Networking	Senior Debt(11)
		Matures July 2015 Interest rate Prime + 8.75% or Floor rate of 12.00%	$15,000	15,008	15,158
PeerApp, Inc.(4)	Communications & Networking	Senior Debt
		Matures April 2013 Interest rate Prime + 7.50% or Floor rate of 11.50%	$501	588	588
UPH Holdings, Inc.	Communications & Networking	Senior Debt
		Matures April 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$7,000	6,880	6,772
		Senior Debt
		Matures September 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$347	343	333
		Senior Debt
		Matures December 2016 Interest rate Libor + 11.00% or Floor rate of 13.50%	$3,594	3,594	3,400

Total UPH Holdings, Inc.				10,817	10,505

Total Debt Communications & Networking (6.04%)*				33,416	31,147

Clustrix, Inc.	Electronics & Computer Hardware	Senior Debt
		Matures December 2015 Interest rate Prime + 6.50% or Floor rate of 9.75%	$235	227	227
Identive Group, Inc.	Electronics & Computer Hardware	Senior Debt
		Matures November 2015 Interest rate Prime + 7.75% or Floor rate 11.00%	$7,500	7,447	7,447

Total Debt Electronics & Computer Hardware (1.49%)				7,674	7,674

Box, Inc.(4)	Software	Senior Debt
		Matures March 2016 Interest rate Prime + 3.75% or Floor rate of 7.50%	$10,000	9,910	9,353
		Senior Debt
		Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,018	1,075	1,060
		Senior Debt(11)
		Matures July 2016 Interest rate Prime + 5.13% or Floor rate of 8.88%	$20,000	20,138	19,274

Total Box, Inc.				31,123	29,687

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Clickfox, Inc.	Software	Senior Debt
		Matures November 2015 Interest rate Prime + 8.25% or Floor rate of 11.50%	$8,000	$7,318	$7,558
EndPlay,Inc.	Software	Senior Debt
		Matures August 2015 Interest rate Prime + 7.35% or Floor rate 10.6%	$2,000	1,930	1,930
Hillcrest Laboratories, Inc	Software	Senior Debt
		Matures July 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$4,000	3,923	3,860
JackBe Corporation	Software	Senior Debt
		Matures January 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%	$3,000	2,900	2,900
Kxen, Inc.(4)	Software	Senior Debt
		Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$2,337	2,371	2,192
Tada Innovations, Inc.	Software	Senior Debt(9)
		Matures November 2012 Interest rate Fixed 8.00%	$100	100	—

Total Debt Software (9.33%)*				49,665	48,127

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt
		Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$7,659	7,927	7,927
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt(9)
		Matures March 2014 Interest rate Fixed 8.00%	$1,888	1,888	2,394

Total Debt Specialty Pharmaceuticals (2.00%)*				9,815	10,321

Achronix Semiconductor Corporation	Semiconductors	Senior Debt
		Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%	$1,847	1,803	1,783

Total Debt Semiconductors (0.34%)*				1,803	1,783

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11)
		Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$16,345	16,222	15,983
ADMA Biologics, Inc.	Drug Delivery	Senior Debt
		Matures February 2016 Interest rate Prime + 2.75% or Floor rate of 8.50%	$4,000	3,857	3,857

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11)
		Matures October 2013 Interest rate Prime + 6.50% or Floor rate of 10.75%	$5,052	5,410	5,410
BIND Therapeutics, Inc.	Drug Delivery	Senior Debt
		Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$3,326	3,320	3,387
Intelliject, Inc.	Drug Delivery	Senior Debt(11)
		Matures June 2016 Interest rate Prime + 5.75% or Floor rate of 11.00%	$15,000	$14,615	$15,065
Nupathe, Inc.(3)	Drug Delivery	Senior Debt
		Matures May 2016 Interest rate Prime - 3.25% or Floor rate of 9.85%	$8,500	8,166	8,166
Revance Therapeutics, Inc.	Drug Delivery	Senior Debt
		Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$18,446	$18,330	$18,263

Total Debt Drug Delivery (13.59%)*				69,920	70,131

Ahhha, Inc.(8)	Internet Consumer & Business Services	Senior Debt
		Matures January 2015 Interest rate Fixed 12.00%	$350	347	—
Blurb, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures December 2015 Interest rate Prime + 5.25% or Floor rate 8.50%	$8,000	7,708	7,429
Education Dynamics, LLC	Internet Consumer & Business Services	Senior Debt
		Matures March 2016 Interest rate Fixed 12.50%, PIK Interest 1.50%	$27,500	26,976	26,976
Just.Me, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures June 2015 Interest rate Prime + 2.50% or Floor rate 5.75%	$750	732	680
		Senior Debt
		Matures June 2015 Interest rate Prime + 5.00% or Floor rate 8.25%	$750	727	704

Total Just.Me, Inc.				1,459	1,384
Loku, Inc.	Internet Consumer & Business Services	Senior Debt(9)
		Matures June 2013 Interest rate Fixed 6.00%	$100	100	100

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
NetPlenish, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures April 2015 Interest rate Fixed 10.00%	$500	490	452
Reply! Inc.	Internet Consumer & Business Services	Senior Debt(11)
		Matures September 2015 Interest rate Prime + 6.875% or Floor rate of 10.125%	$11,749	11,624	11,337
		Senior Debt(11)
		Matures September 2015 Interest rate Prime + 7.25% or Floor rate of 11.00%	$2,000	1,946	1,971

Total Reply! Inc.				13,570	13,308
Second Rotation, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25%, PIK Interest 2.50%	$5,843	5,860	5,880
		Senior Debt
		Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25%, PIK Interest 1.50%	$1,947	$1,888	$1,909
		Revolving Line of Credit
		Matures January 2013 Interest rate Fixed 10.50%, PIK Interest 0.25%	$327	313	313

Total Second Rotation, Inc.				8,061	8,102
ShareThis, Inc.	Internet Consumer & Business Services	Senior Debt
		Matures June 2016 Interest rate Prime + 7.50% or Floor rate of 10.75%	$15,000	14,268	14,268
Tectura Corporation	Internet Consumer & Business Services	Revolving Line of Credit
		Matures July 2013 Interest rate Libor + 8.00% or Floor rate of 11.00%	$16,340	17,850	17,797
		Senior Debt
		Matures December 2014 Interest rate Libor + 10.00% or Floor rate of 13.00%	$6,978	6,908	6,827
		Senior Debt
		Matures April 2013 Interest rate Libor + 10.00% or Floor rate of 13.00%	$1,390	1,325	1,325

Total Tectura Corporation				26,083	25,949
Trulia, Inc.(3)	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%
			$5,000	4,921	4,729
		Senior Debt(11)
		Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,920	4,547

Total Trulia, Inc.				9,841	9,276

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%
			$7,500	7,681	7,721
		Senior Debt
		Matures September 2015 Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$10,253	10,190	9,854

Total Vaultlogix, Inc.				17,871	17,575
Votizen, Inc.	Internet Consumer & Business Services	Senior Debt(9) Matures February 2013 Interest rate Fixed 5.00%
			$100	100	6
Wavemarket, Inc.	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 9.50%
			$10,000	9,840	9,444

Total Debt Internet Consumer & Business Services (26.02%)*				136,714	134,269

Cha Cha Search, Inc.	Information Services	Senior Debt
		Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$2,641	$2,604	$2,522
Eccentex Corporation	Information Services	Senior Debt(11)
		Matures May 2015 Interest rate Prime + 7.00% or Floor rate of 10.25%	$1,000	977	965
InXpo, Inc.	Information Services	Senior Debt
		Matures March 2014 Interest rate Prime + 7.50% or Floor rate of 10.75%	$2,550	2,466	2,434
Jab Wireless, Inc.	Information Services	Senior Debt
		Matures November 2017 Interest rate Prime + 6.75% or Floor rate of 8.00%	$30,000	29,852	29,850
RichRelevance, Inc.	Information Services	Senior Debt
		Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$4,245	4,210	4,068

Womensforum.com, Inc.	Information Services	Senior Debt(11)
		Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$8,000	7,838	7,838

		Senior Debt(11)
		Matures October 2016 Interest rate LIBOR + 7.50% or Floor rate of 10.25%	$4,500	4,422	4,422

Total Womensforum.com, Inc.				12,260	12,260

Total Debt Information Services (10.10%)*				52,369	52,099

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Gynesonics, Inc.	Medical Device & Equipment	Senior Debt
		Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$3,912	3,975	4,014
		Senior Debt
		Matures February 2013 Interest rate Fixed 8.00%	$253	247	247
		Senior Debt
		Matures September 2013 Interest rate Fixed 8.00%	$36	30	30

Total Gynesonics, Inc.				4,252	4,291

Lanx, Inc.	Medical Device & Equipment	Senior Debt
		Matures October 2016 Interest rate Prime + 6.50% or Floor rate of 10.25%	$15,000	14,428	14,428
		Revolving Line of Credit
		Matures October 2015 Interest rate Prime + 5.25% or Floor rate of 9.00%	$5,500	5,300	5,300

Total Lanx, Inc.				19,728	19,728

Novasys Medical, Inc.	Medical Device & Equipment	Senior Debt(9)
		Matures January 2013 Interest rate Fixed 8.00%	$65	65	65
		Senior Debt(9)
		Matures August 2013 Interest rate Fixed 8.00%	$22	20	20

Total Novasys Medical, Inc.				85	85

Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Senior Debt
		Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$8,260	$8,915	$9,080
		Senior Debt(9)
		Matures April 2013 Interest rate Fixed 8.00%	$288	288	288
		Senior Debt(9)
		Matures September 2013 Interest rate Fixed 8.00%	$123	123	123

Total Optiscan Biomedical, Corp.				9,326	9,491
Oraya Therapeutics, Inc.	Medical Device & Equipment	Senior Debt(9)
		Matures December 2013 Interest rate Fixed 7.00%	$500	500	500
		Senior Debt(11)
		Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 10.25%	$10,000	9,798	10,079

Total Oraya Therapeutics, Inc.				10,298	10,579

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
USHIFU, LLC	Medical Device & Equipment	Senior Debt(11)
		Matures April 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%	$6,000	5,856	5,856

Total Debt Medical Device & Equipment (9.69%)*				49,545	50,030

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%
			$5,741	5,691	5,752
Tethys Bioscience Inc.	Diagnostic	Senior Debt(11)
		Matures December 2015 Interest rate Prime + 8.40% or Floor rate of 11.65%	$10,000	9,940	10,026

Total Debt Diagnostic (3.06%)*				15,631	15,778

Labcyte, Inc.	Biotechnology Tools	Senior Debt
		Matures May 2013 Interest rate Prime + 8.60% or Floor rate of 11.85%	$761	834	834
		Senior Debt(11)
		Matures June 2016 Interest rate Prime + 6.70% or Floor rate of 9.95%	$5,000	4,890	4,995

Total Labcyte, Inc.				5,724	5,829

Total Debt Biotechnology Tools (1.13%)*				5,724	5,829

MedCall, LLC	Healthcare Services, Other	Senior Debt
		Matures January 2016 Interest rate 7.79% or Floor rate of 9.50%	$4,908	4,844	4,695
		Senior Debt
		Matures January 2016 Interest rate LIBOR +8.00% or Floor rate of 10.00%	$4,037	3,972	3,871

Total MedCall, LLC				8,816	8,566
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Debt Matures January 2015 Interest rate LIBOR + 9.00% or Floor rate of 11.50%
			$3,661	$3,713	$3,713
		Revolving Line of Credit
		Matures January 2015 Interest rate LIBOR + 7.50% or Floor rate of 10.00%	$1,500	1,490	1,490
		Senior Debt
		Matures January 2015 Interest rate LIBOR + 11.50% or Floor rate of 14.00%, PIK interest 3.75%	$5,900	6,562	6,562

Total Pacific Child & Family Associates, LLC				11,765	11,765

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
ScriptSave (Medical Security Card Company, LLC)	Healthcare Services, Other	Senior Debt Matures February 2016 Interest rate LIBOR + 8.75% or Floor rate of 11.25%
			$16,375	16,168	16,150

Total Debt Health Services, Other (7.07%)*				36,749	36,481

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt
		Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$2,463	2,431	2,427
Transmedics, Inc.	Surgical Devices	Senior Debt(11)
		Matures November 2015 Interest rate Fixed 12.95%	$7,250	7,464	7,464

Total Debt Surgical Devices (1.92%)*				9,895	9,891

Westwood One Communications	Media/Content/Info	Senior Debt
		Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 8.00%	$20,475	18,994	17,575
Women’s Marketing, Inc.	Media/Content/Info	Senior Debt
		Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$9,681	10,002	10,002
		Senior Debt(11)
		Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%	$16,362	16,105	15,787

Total Women’s Marketing, Inc.				26,107	25,789
Zoom Media Corporation	Media/Content/Info	Senior Debt
		Matures December 2015 Interest rate Prime + 7.25% or Floor rate of 10.50%, PIK 3.75%	$5,000	4,657	4,657
	Media/Content/Info	Revolving Line of Credit
		Matures December 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$3,000	2,700	2,700

Total Zoom Media Corporation				7,357	7,357

Total Debt Media/Content/Info (9.83%)*				52,458	50,721

Alphabet Energy, Inc.	Clean Tech	Senior Debt
		Matures February 2015 Interest rate Prime + 5.75% or Floor rate of 9.00%	$1,614	$1,531	$1,531
American Supercondutor Corporation(3)	Clean Tech	Senior Debt(11) Matures December 2014 Interest rate Prime + 7.25% or Floor rate of 11.00%
			$9,231	9,161	9,438

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BrightSource Energy, Inc.	Clean Tech	Revolving Line of Credit
		Matures January 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$35,000	34,870	34,870
Comverge, Inc.	Clean Tech	Senior Debt
		Matures November 2017 Interest rate LIBOR + 8.00% or Floor rate of 9.50%	$20,000	19,577	19,577
	Clean Tech	Senior Debt
		Matures November 2017 Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$14,000	13,704	13,704

Total Comverge, Inc.				33,281	33,281
Enphase Energy, Inc.(3)	Clean Tech	Senior Debt(11)
		Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.00%	$3,758	3,739	3,716
	Clean Tech	Senior Debt
		Matures August 2016 Interest rate Prime + 8.25% or Floor rate of 11.50%	$7,400	7,321	7,321

Total Enphase Energy, Inc.				11,060	11,037
Glori Energy, Inc.	Clean Tech	Senior Debt(11)
		Matures June 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$8,000	7,832	7,988
Integrated Photovoltaics, Inc.	Clean Tech	Senior Debt
		Matures February 2015 Interest rate Prime + 7.38% or Floor rate of 10.63%	$2,572	2,494	2,508
Polyera Corporation	Clean Tech	Senior Debt
		Matures June 2016 Interest rate Prime + 6.75% or Floor rate of 10.00%	$3,000	2,952	2,952
Redwood Systems, Inc.	Clean Tech	Senior Debt
		Matures February 2016 Interest rate Prime + 6.50% or Floor rate of 9.75%	$5,000	4,965	4,965
SCIenergy, Inc.(4)	Clean Tech	Senior Debt
		Matures September 2015 Interest rate Prime + 8.75% or Floor rate 12.00%	$5,296	5,103	5,262
Solexel, Inc.	Clean Tech	Senior Debt
		Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$2,884	2,877	2,877
		Senior Debt
		Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$331	330	330

Total Solexel, Inc.				3,207	3,207

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Stion Corporation(4)	Clean Tech	Senior Debt
		Matures February 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$7,519	7,483	7,545

Total Debt Clean Tech (24.14%)*				123,938	124,584

Total Debt (160.38%)				$833,228	$827,540

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		46,446	$39	$53
		Preferred Stock Warrants	Series A	426,000	69	345
		Preferred Stock Warrants	Series B	110,270	35	64

Total Warrants Acceleron Pharmaceuticals, Inc.				582,716	143	462
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Common Stock Warrants		321,429	984	66
Cempra, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		39,038	187	46
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Preferred Stock Warrants	Series D	325,261	490	500
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Preferred Stock Warrants	Series C	400,000	367	126
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		73,009	142	81
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		50,000	28	16
		Preferred Stock Warrants	Series A	525,000	236	173
		Preferred Stock Warrants	Series B	660,000	311	217

Total Warrants Dicerna Pharmaceuticals, Inc.				1,235,000	575	406
EpiCept Corporation(3)	Drug Discovery & Development	Common Stock Warrants		325,204	4	—
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		22,408	231	—
Insmed, Incorporated(3)	Drug Discovery & Development	Common Stock Warrants		329,931	570	1,316
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		302,143	155	641
NeurogesX, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		3,421,500	503	400
PolyMedix, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		627,586	480	9
Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series B	687,023	152	298

Total Warrants Drug Discovery & Development (0.84%)*					4,983	4,351

Bridgewave Communications	Communications & Networking	Preferred Stock Warrants	Series 5	2,942,618	753	—
Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	117,958	101	190
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	Series A	450,000	94	23
OpenPeak, Inc.	Communications & Networking	Preferred Stock Warrants	Series E	25,646	149	9
PeerApp, Inc.(4)	Communications & Networking	Preferred Stock Warrants	Series B	298,779	61	47
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	135,000	95	352
Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	Series B	1,136,277	52	112

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
UPH Holdings, Inc.	Communications & Networking	Common Stock Warrants		145,877	131	52
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	110,000	123	62
Stoke, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	158,536	53	135
		Preferred Stock Warrants	Series D	72,727	65	57

Total Stoke, Inc.				231,263	118	192

Total Warrants Communications & Networking (0.20%)*					1,677	1,039

Atrenta, Inc.	Software	Preferred Stock Warrants	Series D	392,670	$121	$322
Box, Inc.(4)	Software	Preferred Stock Warrants	Series C	271,070	117	2,235
		Preferred Stock Warrants	Series B	199,219	73	3,242
		Preferred Stock Warrants	Series D-1	62,255	194	566

Total Box, Inc.				532,544	384	6,043
Braxton Technologies, LLC.	Software	Preferred Stock Warrants	Series A	168,750	188	—
Central Desktop, Inc.	Software	Preferred Stock Warrants	Series B	522,823	108	166
Clickfox, Inc.	Software	Preferred Stock Warrants	Series B	1,038,563	329	332
		Preferred Stock Warrants	Series C	592,019	730	213

Total Clickfox, Inc.				1,630,582	1,059	545
Daegis Inc. (pka Unify Corporation)(3)	Software	Common Stock Warrants		718,860	1,434	75
Endplay, Inc.	Software	Preferred Stock Warrants	Series B	180,000	67	39
Forescout Technologies, Inc.	Software	Preferred Stock Warrants	Series D	399,687	99	202
HighRoads, Inc.	Software	Preferred Stock Warrants	Series B	190,176	44	9
Hillcrest Laboratories, Inc.	Software	Preferred Stock Warrants	Series E	1,865,650	55	70
JackBe Corporation	Software	Preferred Stock Warrants	Series C	180,000	73	54
Kxen, Inc.(4)	Software	Preferred Stock Warrants	Series D	184,614	47	13
Rockyou, Inc.	Software	Preferred Stock Warrants	Series B	41,266	117	—
SugarSync Inc.	Software	Preferred Stock Warrants	Series CC	332,726	78	123
		Preferred Stock Warrants	Series DD	107,526	34	30

Total SugarSync Inc.				440,252	112	153
Tada Innovations, Inc.	Software	Preferred Stock Warrants	Series A	20,833	25	—
White Sky, Inc.	Software	Preferred Stock Warrants	Series B-2	124,295	54	3
WildTangent, Inc.	Software	Preferred Stock Warrants	Series 3A	100,000	238	82

Total Warrants Software (1.51%)*					4,225	7,776

Clustrix, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series B	49,732	12	13
Luminus Devices, Inc.	Electronics & Computer Hardware	Common Stock Warrants		26,386	600	—
Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series A-1	181,818	63	106

Total Warrant Electronics & Computer Hardware (0.02%)*					675	119

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	Series D	502,273	309	889
Pacira Pharmaceuticals, Inc.(3)	Specialty Pharmaceuticals	Common Stock Warrants		178,987	1,086	1,263
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	Series E	340,534	528	—

Total Warrants Specialty Pharmaceuticals (0.42%)*					1,923	2,152

IPA Holdings, LLC	Consumer & Business Products	Common Stock Warrants		650,000	275	485
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series A	99,286	24	84
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	1,821,429	174	130
ShareThis, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series B	535,905	547	543
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock Warrants		211,765	252	2,023
Wavemarket, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series E	1,083,333	106	61

Total Warrant Consumer & Business Products (0.64%)*					1,378	3,326

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	Series D	360,000	160	84
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	Series D	239,872	157	—
iWatt, Inc.	Semiconductors	Preferred Stock Warrants	Series C	558,748	45	14
		Preferred Stock Warrants	Series D	1,954,762	583	289

Total iWatt, Inc.				2,513,510	628	303
Kovio Inc.	Semiconductors	Preferred Stock Warrants	Series B	319,352	92	—
Quartics, Inc.	Semiconductors	Preferred Stock Warrants	Series C	69,139	53	—

Total Warrants Semiconductors (0.08%)*					1,090	387

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		274,508	$356	$406
ADMA Biologics, Inc.	Drug Delivery	Common Stock Warrants		25,000	129	128
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		37,639	645	8
BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	Series C-1	150,000	291	446
Intelliject, Inc.	Drug Delivery	Preferred Stock Warrants	Series B	82,500	594	574
NuPathe, Inc.(3)	Drug Delivery	Common Stock Warrants		106,631	139	165
Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	Series D	269,663	557	618
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		61,452	87	44

Total Warrant Drug Delivery (0.46%)*					2,798	2,389

Blurb, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	439,336	323	347
		Preferred Stock Warrants	Series C	234,280	636	218

Total Blurb, Inc.				673,616	959	565
Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		53,084	38	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Just.Me	Internet Consumer & Business Services	Preferred Stock Warrants	Series A	102,299	20	20
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	200,000	43	—
Reply! Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	137,225	320	802
Second Rotation	Internet Consumer & Business Services	Preferred Stock Warrants	Series D	105,819	105	113
Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	Series B-1	253,378	51	12
Trulia, Inc.(3)	Internet Consumer & Business Services	Common Stock Warrants		56,053	188	368

Total Warrants Internet Consumer & Business Services (0.37%)*					1,724	1,880

Buzznet, Inc.	Information Services	Preferred Stock Warrants	Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	Series F	48,232	58	5
Eccentex Corporation	Information Services	Preferred Stock Warrants	Series A	408,719	31	3
Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	Series B	190,234	230	579
InXpo, Inc.	Information Services	Preferred Stock Warrants	Series C	648,400	98	43
	Information Services	Preferred Stock Warrants	Series C-1	267,049	25	24

Total InXpo, Inc.	Information Services			915,449	123	67
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	Series A	266,567	265	420
RichRelevance, Inc.	Information Services	Preferred Stock Warrants	Series D	112,749	98	28
Solutionary, Inc.	Information Services	Preferred Stock Warrants	Series A-2	111,311	96	5

Total Warrants Information Services (0.22%)*					910	1,107

EKOS Corporation	Medical Device & Equipment	Preferred Stock Warrants	Series C	4,448,135	327	—
Gelesis, Inc.(6)	Medical Device & Equipment		LLC Interest	263,688	78	95
Lanx, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	1,203,369	441	445
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series D	580,447	131	—
		Common Stock Warrants		109,449	2	—

Total Novasys Medical, Inc.				689,896	133	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock Warrants	Series D	6,206,187	1,069	151
Oraya Therapeutics, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	716,948	676	314
		Common Stock Warrants		95,498	66	62

Total Oraya Therapeutics, Inc.				812,446	742	376
USHIFU, LLC	Medical Device & Equipment	Preferred Stock Warrants	Series G	141,388	188	188

Total Warrants Medical Device & Equipment (0.24%)*					2,978	1,255

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Common Stock Warrants		333,333	$244	$360
Tethys Bioscience, Inc.	Diagnostic	Preferred Stock Warrants	Series E	617,683	148	169

Total Warrants Diagnostic (0.10%)*					392	529

Labcyte, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series C	1,127,624	323	247
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series B	204,545	45	161
		Preferred Stock Warrants	Series C	30,114	33	8

Total NuGEN Technologies, Inc.				234,659	78	169

Total Warrants Biotechnology Tools (0.08%)*					401	416

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	62,500	87	2
Transmedics, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	40,436	225	—
		Preferred Stock Warrants	Series D	175,000	100	100

Total Transmedics, Inc.					325	100
Gynesonics, Inc.	Surgical Devices	Preferred Stock Warrants	Series A	123,457	18	7
		Preferred Stock Warrants	Series C	1,474,261	387	298

Total Gynesonics, Inc.				1,597,718	405	305

Total Warrants Surgical Devices (0.08%)*					817	407

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock Warrants	Series C	110,018	60	55
Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants	Series D	407,457	482	—
Zoom Media Group, Inc.	Media/Content/ Info	Preferred Stock Warrants	n/a	1,204	348	346

Total Warrants Media/Content/Info (0.08%)*					890	401

Alphabet Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series A	79,083	68	148
American Supercondutor Corporation(3)	Clean Tech	Common Stock Warrants		139,275	244	122
BrightSource Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D	58,333	675	248
Calera, Inc.	Clean Tech	Preferred Stock Warrants	Series C	44,529	513	—
EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	Series B	437,500	308	435
Enphase Energy, Inc.(3)	Clean Tech	Common Stock Warrants		37,500	102	17

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Fulcrum Bioenergy, Inc.	Clean Tech	Preferred Stock Warrants	Series C-1	187,265	211	104
Glori Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series C	145,932	165	62
GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D-1	393,212	548	1
Integrated Photovoltaics, Inc.	Clean Tech	Preferred Stock Warrants	Series A-1	390,000	82	119
Polyera Corporation	Clean Tech	Preferred Stock Warrants	Series C	161,575	69	68
Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	Series C	3,200,000	211	317
Redwood Systems, Inc.	Clean Tech	Preferred Stock Warrants	Series C	331,250	3	2
SCIenergy, Inc.(4)	Clean Tech	Preferred Stock Warrants	Series D	1,061,168	361	145
Solexel, Inc.	Clean Tech	Preferred Stock Warrants	Series B	245,682	1,161	7
Stion Corporation(4)	Clean Tech	Preferred Stock Warrants	Series E	110,226	317	167
Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	Series A	320,000	161	54

Total Warrants Clean Tech (0.39%)*					5,199	2,016

Total Warrants (5.73%)					$32,060	$29,550

Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		167,864	842	1,351
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series B	502,684	502	488
Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	Series C	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		546,448	2,000	3,328
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series H	244,158	1,000	283
		Common Stock		47,471	5	3

Total Paratek Pharmaceuticals, Inc.				291,629	1,005	286

Total Equity Drug Discovery & Development (1.06%)*					5,849	5,453

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	Series B	600,601	$1,000	$915
		Preferred Stock	Series C	93,456	242	205
		Preferred Stock	Series E	43,488	98	174
		Preferred Stock	Series F	19,268	61	77

Total Acceleron Pharmaceuticals, Inc.				756,813	1,401	1,371
Merrion Pharma, Plc.(3)(5)(10)	Drug Delivery	Common Stock		20,000	9	—
Nupathe, Inc.	Drug Delivery	Common Stock		50,000	146	142
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock		41,570	500	185

Total Equity Drug Delivery (0.33%)*					2,056	1,698

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	Series B	564,972	2,000	—
		Preferred Stock	Series C	649,998	372	—
		Preferred Stock	Series D	847,544	508	—
		Preferred Stock	Series E	1,987,605	374	—

Total E-band Communications, Corp.				4,050,119	3,254	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Glowpoint, Inc.(3)	Communications & Networking	Common Stock		114,192	101	227
Neonova Holding Company	Communications & Networking	Preferred Stock	Series A	500,000	250	200
Peerless Network, Inc.	Communications & Networking	Preferred Stock	Series A	1,000,000	1,000	3,692
Stoke, Inc.	Communications & Networking	Preferred Stock	Series E	152,905	500	631
UPH Holdings, Inc.	Communications & Networking	Common Stock		742,887	—	624

Total Equity Communications & Networking (1.04%)*					5,105	5,374

Atrenta, Inc.	Software	Preferred Stock	Series C	1,196,845	508	1,042
		Preferred Stock	Series D	635,513	986	1,604

Total Atrenta, Inc.				1,832,358	1,494	2,646
Box, Inc.(4)	Software	Preferred Stock	Series C	390,625	500	5,117
		Preferred Stock	Series D	158,127	500	2,071
		Preferred Stock	Series D-1	124,511	1,000	1,632
		Preferred Stock	Series D-2	220,751	2,001	2,892
		Preferred Stock	Series E	38,183	500	500

Total Box, Inc.				932,197	4,501	12,212
Caplinked, Inc.	Software	Preferred Stock	Series A-3	53,614	52	77

Total Equity Software (2.89%)*					6,047	14,935

Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock	Series D	4,717,813	268	—
Virident Systems	Electronics & Computer Hardware	Preferred Stock	Series D	6,546,217	5,000	4,922

Total Equity Electronics & Computer Hardware (0.95%)*					5,268	4,922

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	Series E	166,419	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*					750	—

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	Series A	295,861	819	597
Facebook, Inc.(3)	Consumer & Business Products	Common Stock	Series B	307,500	9,558	8,089
IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	LLC interest	500,000	500	711
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	Series B	187,970	500	657
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock	Series D	19,260	250	343

Total Equity Consumer & Business Products (2.02%)*					11,627	10,397

iWatt, Inc.	Semiconductors	Preferred Stock	Series E	2,412,864	490	752

Total Equity Semiconductors (0.15%)*					490	752

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Buzznet, Inc.	Information Services	Preferred Stock	Series C	263,158	$250	$—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock		500,000	603	—
Solutionary, Inc.	Information Services	Preferred Stock	Series A-1	189,495	18	235
		Preferred Stock	Series A-2	65,834	325	82

Total Solutionary, Inc.				255,329	343	317

Total Equity Information Services (0.06%)*					1,196	317

Gelesis, Inc.(6)	Medical Device & Equipment		LLC Interest	674,208	—	435
			LLC Interest	674,208	425	610
			LLC Interest	675,676	500	525
Total Gelesis, Inc.				2,024,092	925	1,570
Lanx, Inc.	Medical Device & Equipment	Preferred Stock	Series C	1,203,369	1,000	1,155
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock	Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock	Series B	6,185,567	3,000	314
		Preferred Stock	Series C-2	1,927,309	655	251

Total Optiscan Biomedical, Corp.				8,112,876	3,655	565

Total Equity Medical Device & Equipment (0.64%)*					6,580	3,290

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	Series C	189,394	500	600

Total Equity Biotechnology Tools (0.12%)*					500	600

Transmedics, Inc.	Surgical Devices	Preferred Stock	Series B	88,961	1,100	—
		Preferred Stock	Series C	119,999	300	—
		Preferred Stock	Series D	260,000	650	650

Total Transmedics, Inc.				468,960	2,050	650
Gynesonics, Inc.	Surgical Devices	Preferred Stock	Series B	219,298	250	159
		Preferred Stock	Series C	656,512	282	251

Total Gynesonics, Inc.				875,810	532	410

Total Equity Surgical Devices (0.20%)*					2,582	1,060

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock	Series D	145,590	1,000	412

Total Equity Media/Content/Info (0.08%)*					1,000	412

Total Equity (9.54%)				45,081,540	$49,050	$49,210

					49,050	49,210

Total Investments (175.65%)					$914,338	$906,300

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $19.9 million, $27.6 million and $7.8 million respectively. The tax cost of investments is $916.9 million
(3)	Except for warrants in twenty publicly traded companies and common stock in eight publicly traded companies, all investments are restricted at December 31, 2012 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the Company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the Company.
(8)	Debt is on non-accrual status at December 31, 2012, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization (as defined in Note 4).

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and clean-technology industries at all stages of development. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in Boston, MA, New York, NY, Chicago, IL, Boulder, CO and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”), under the authority of the Small Business Administration (“SBA”), on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4).

HT II and HT III hold approximately $152.7 million and $257.5 million in assets, respectively, and accounted for approximately 9.8% and 16.5% of our total assets prior to consolidation at March 31, 2013.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The Company currently qualifies as a RIC for federal income tax purposes, which allows the Company to avoid paying corporate income taxes on any income or gains that the Company distributes to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of the Company’s gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2012. The year-end consolidated statement of assets and liabilities data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all variable interest entities of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then its consolidates the VIE.

The Company performs ongoing reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

Out-of-Period Items

During the three-month period ended March 31, 2013, the Company recorded an out-of-period adjustment related to 2012 unrecorded escrow balances which increased total assets and unrealized appreciation by approximately $1.2 million at March 31, 2013. The Company evaluated the total out-of-period adjustments in relation to the current period, which is when they were corrected, as well as the period in which they originated and concluded that these adjustments are not material to both the consolidated quarterly and annual financial statements for all impacted periods. There is no change to net investment income (and by definition, no change to net investment income per share).

Valuation of Investments

The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures (formerly known as SFAS

No. 157, Fair Value Measurements). At March 31, 2013, 79.9% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee which incorporates the results of the independent valuation firm as appropriate;

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

The Company adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of March 31, 2013 (unaudited). In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at March 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Pharmaceuticals—Debt	$264,707	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	13.84% - 19.29% (2.0%) - 1.0%
		Option Pricing Model(b)	Average Industry Volatility(c) Risk Free Interest Rate Estimated Time to Exit (in months)	57.97% 0.170% 12.17
Medical Devices—Debt	60,674	Market Comparable Companies	Hypothetical Market Yield Premium	16.77% 0.00% - 1.00%
Technology—Debt	164,844	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	12.36% - 19.30% (2.00%) - 2.00%
		Liquidation	Investment Collateral	$0.00 - $7.08 million
Clean Tech—Debt	105,436	Market Comparable Companies	Hypothetical Market Yield Premium	13.03% - 17.17% 0.00% - 1.00%
Lower Middle Market—Debt	285,350	Market Comparable Companies	Hypothetical Market Yield Premium	11.07% - 21.85% 0.00% - 1.00%
		Broker Quote(d)	Price Quotes Market Comparable Index Yield Spreads	81.0% - 100% of par 3.50% - 5.93%
			Par Value	$30.0 million

Total Level Three Debt Investments	$881,011

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services - Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Clean Tech, above, aligns with the Clean Tech Industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the fair value of the conversion feature of convertible notes.
(c)	Represents the range of industry volatility used by market participants when pricing the investment.
(d)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

Investment Type -	Fair Value at March 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(unaudited, in thousands)
Level Three Equity Investments	$40,106	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c)	4.30x - 24.55x 0.59x - 16.29x 10.4% - 25.20%
Level Three Warrant Investments	28,030	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c)	4.30x - 24.55x 0.59x - 16.29x 10.4% - 25.20%
Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	43.53% - 140.36% 0.15% - 0.64% 12 - 48

Total Level Three Warrant and Equity Investments	$68,136

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of March 31, 2013 (unaudited) and as of December 31, 2012. The Company transfers investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the three-months ended March 31, 2013, there were no transfers in between Levels 1 or 2.

		Investments at Fair Value as of March 31, 2013
(in thousands) Description	3/31/2013	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$881,011	$—	$—	$881,011
Preferred stock	39,016	—	—	39,016
Common stock	14,708	13,618	—	1,090
Warrants	33,249	—	5,219	28,030

	$967,984	$13,618	$5,219	$949,147

		Investments at Fair Value as of December 31, 2012
(in thousands) Description	12/31/2012	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$827,540	$—	$—	$827,540
Preferred stock	33,889	—	—	33,889
Common stock	15,321	13,665	—	1,656
Warrants	29,550	—	7,410	22,140

	$906,300	$13,665	$7,410	$885,225

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the three-months ended March 31, 2013 (unaudited) and December 31, 2012.

(in thousands)	Balance, January 1, 2013	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or (depreciation)(2)	Purchases	Sales	Repayments	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balances, March 31, 2013
Senior Debt	$827,540	$—	$(7,237)	$143,715	$—	$(82,171)	$—	$(836)	$881,011
Preferred Stock	33,889	(268)	2,507	2,112	—	—	776	—	39,016
Common Stock	1,656	188	(659)	—	(188)	—	93	—	1,090
Warrant	$22,140	2,071	5,043	1,834	(3,058)	—	—	—	28,030

Total	$885,225	$1,991	$(346)	$147,661	$(3,246)	$(82,171)	$869	$(836)	$949,147

(in thousands)	Balance, January 1, 2012	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balances, December 31, 2012
Senior Debt	$585,767	$(5,178)	$(2,262)	$545,913	$(2,000.00)	$(294,294)	$—	$(406)	$827,540
Preferred Stock	30,289	(733)	4,112	10,562	(6,553)	—	356	(4,144)	33,889
Common Stock	90	(16)	5,523	9,558	(45)	—	—	(13,453)	1,656
Warrants	26,284	4,413	(2,453)	7,362	(9,211)	—	—	(4,256)	22,140

Total	$642,430	$(1,514)	$4,920	$573,395	$(17,809)	$(294,294)	$356	$(22,259)	$885,225

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)	Transfers in/out of Level 3 relate to the conversion of Optiscan Biomedical, Inc., Gynesonics, Inc. and Philotic, Inc. debt to equity.

For the three months ended March 31, 2013, approximately $1.6 million and $4.4 million in unrealized appreciation was recorded for equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $7.2 million in unrealized depreciation was recorded for Level 3 debt investments relating to assets still held at the reporting date.

For the year ended December 31, 2012, approximately $3.8 million in unrealized appreciation and $2.2 million in unrealized depreciation was recorded for equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $2.3 million in unrealized depreciation was recorded for Level 3 debt investments relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three-months ended March 31, 2013 and 2012 (unaudited):

(in thousands)	March 31, 2013
Portfolio Company	Type	Fair Value at March 31, 2013	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)
Gelesis, Inc.	Non-Controlled Affiliate	$1,888	$—	$222	$—	$—
Optiscan BioMedical, Corp.	Non-Controlled Affiliate	12,308	610	212	—	—

Total		$14,196	$610	$434	$—	$—

(in thousands)	March 31, 2012
Portfolio Company	Type	Fair Value at March 31, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
MaxVision Holding, LLC.	Control	$675	$13	$26	$—	$—
E-Band Communications, Corp.	Non-Controlled Affiliate	1,094	6	1,076	—	—

Total		$1,769	$19	$1,102	$—	$—

At March 31, 2013, the Company did not hold any Control Investments. The Company’s investment in MaxVision Holding, L.L.C., a company that was a Control Investment as of March 31, 2012, was liquidated during the year ended December 31, 2012. On July 31, 2012, the Company received payment of $2.0 million for its total debt investments in Maxvision Holding, L.L.C. Approximately $8.7 million of realized losses and $10.5 million of net change in unrealized appreciation was recognized on this control debt and equity investment during the year ended December 31, 2012.

During the year ended December 31, 2012, Gelesis, Inc. and Optiscan BioMedical, Corp. became non-controlled affiliates as companies in which the Company owns 5% or more but less than 25% of the voting securities of the company.

The Company has one additional non-controlled affiliate investment, E-band Communications, Corp, that has a fair value of zero at March 31, 2013, and no investment income, unrealized depreciation, realized depreciation or realized loss for the three-month period ended March 31, 2013.

A summary of the composition of the Company’s investment portfolio as of March 31, 2013 (unaudited) and December 31, 2012 at fair value is shown as follows:

	March 31, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$700,498	72.4%	$652,041	72.0%
Senior secured debt	213,762	22.1%	205,049	22.6%
Preferred stock	39,504	4.1%	33,885	3.7%
Common Stock	14,220	1.4%	15,325	1.7%

	$967,984	100.0%	$906,300	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of March 31, 2013 (unaudited) and December 31, 2012:

	March 31, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$963,809	99.6%	$901,041	99.4%
England	4,175	0.4%	5,259	0.6%

	$967,984	100.0%	$906,300	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at March 31, 2013 (unaudited) and December 31, 2012:

	March 31, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$196,506	20.3%	$188,479	20.8%
Internet Consumer & Business Services	142,362	14.7%	136,149	15.0%
Clean Tech	137,054	14.1%	126,600	14.0%
Medical Device & Equipment	99,896	10.3%	54,575	6.0%
Software	75,383	7.8%	70,838	7.8%
Drug Delivery	65,660	6.8%	74,218	8.2%
Information Services	52,342	5.4%	53,523	5.9%
Media/Content/Info	52,215	5.4%	51,534	5.7%
Healthcare Services, Other	31,416	3.2%	36,481	4.0%
Communications & Networking	30,681	3.2%	37,560	4.1%
Electronics & Computer Hardware	23,569	2.4%	12,715	1.4%
Diagnostic	15,196	1.6%	16,307	1.8%
Specialty Pharma	14,289	1.5%	12,473	1.4%
Surgical Devices	11,527	1.2%	11,358	1.3%
Consumer & Business Products	10,430	1.1%	13,723	1.5%
Biotechnology Tools	6,596	0.7%	6,845	0.8%
Semiconductors	2,862	0.3%	2,922	0.3%

	$967,984	100.0%	$906,300	100.0%

During the three-months ended March 31, 2013, the Company funded investments in debt securities and equity investments, totaling approximately $136.3 million and $2.0 million, respectively. During the three-months ended March 31, 2013, the Company converted approximately $836,000 of debt to equity in three portfolio companies.

During the year ended December 31, 2012, the Company funded investments in debt securities and equity investments, totaling approximately $486.8 million and $9.7 million, respectively. During the year ended December 31 2012, the Company converted approximately $356,000 of debt to equity in one portfolio company.

No single portfolio investment represents more than 10% of the fair value of the investments as of March 31, 2013 and December 31, 2012.

During the three-month period ended March 31, 2013, the Company recognized net realized gains of approximately $2.0 million on the portfolio. During the three-month period ended March 31, 2013, the Company recorded gross realized gains of approximately $3.6 million from the sale of investments in three portfolio companies. These gains were partially offset by the liquidation of the Company’s investments in five portfolio companies of approximately $1.6 million in gross realized losses.

During the three months ended March 31, 2012, the Company recognized net realized gains of approximately $2.9 million on the portfolio. The Company recorded approximately $2.2 million and $1.3 million of realized gains from the sale of equity in BARRX Medical, Inc. and Aegerion Pharmaceuticals, Inc., respectively. These gains were partially offset by realized losses of approximately $460,000 from the sale of the

Company’s common stock in two public portfolio companies and due to the complete write off of warrants in one private portfolio company that had a cost basis of approximately $355,000.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $2.6 million and $2.0 million of unamortized fees at March 31, 2013 and December 31, 2012, respectively, and approximately $8.6 million and $6.8 million in exit fees receivable at March 31, 2013 and December 31, 2012, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $779,000 and $298,000 in PIK income during the three-months ended March 31, 2013 and 2012, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the three-month period ended March 31, 2013.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At March 31, 2013, approximately 63.9% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company (including their intellectual property), 34.6% of portfolio company loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1.5% of portfolio company loans had an equipment only lien.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes, 2019 Notes payable (the “April 2019 Notes” and the “September 2019 Notes”, together the “2019 Notes”), the Asset-Backed Notes and the SBA debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. At March 31, 2013, the April 2019 Notes were trading on the New York Stock Exchange for $1.023 per dollar at par value, and the September 2019 Notes were trading on the New York Stock Exchange for $1.036 per dollar at par value. Based on market quotations on or around March 31, 2013, the Convertible Senior Notes were trading for $1.095 per dollar at par value and the Asset-Backed Notes were trading for $1.005 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $240.0 million, compared to the carrying amount of $225.0 million as of March 31, 2013.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 1.

The liabilities of the Company below are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The following table provides additional information about the level in the fair value hierarchy of the Company’s liabilities:

(in thousands) Description	3/31/2013	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$82,125	$—	$82,125	$—
April 2019 Notes	$86,450	$—	$86,450	$—
September 2019 Notes	$88,967	$—	$88,967	$—
Class A Notes	$120,652	$—	$—	$120,652
SBA Debentures	$240,019	$—	$—	$240,019

4. Borrowings Long-term

SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $38.0 million in HT II as of March 31, 2013, HT II has the capacity to issue a total of $76.0 million of SBA guaranteed debentures, subject to SBA approval, of which $76.0 million was outstanding as of March 31, 2013. As of March 31, 2013, HT II has paid commitment fees of approximately $1.5 million. As of March 31, 2013, the Company held investments in HT II in 49 companies with a fair value of approximately $128.3 million, accounting for approximately 13.3% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of March 31, 2013, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of March 31, 2013. As of March 31, 2013, HT III has paid commitment fees of approximately $1.5 million. As of March 31, 2013, the Company held investments in HT III in 37 companies with a fair value of approximately $222.9 million, accounting for approximately 23.0% of the Company’s total portfolio.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA.

A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2013 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 27, 2013, were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the three-month period ended March 31, 2013 for HT II was approximately $76.0 million with an average interest rate of approximately 5.30%. The average amount of debentures outstanding for the three-month period ended March 31, 2013 for HT III was approximately $149.0 million with an average interest rate of approximately 3.26%.

HT II and HT III hold approximately $152.7 million and $257.5 million in assets, respectively, and accounted for approximately 9.8% and 16.5% of the Company’s total assets prior to consolidation at March 31, 2013.

In January 2011, the Company repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2011, the SBA approved a $25.0 million dollar commitment for HT III.

In February 2012, the Company repaid $24.25 million of SBA debentures under HT II, priced at 6.63%, including annual fees. In June 2012, the SBA approved a $24.25 million dollar commitment for HT III.

In August 2012, the Company repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees and $12.75 million priced at 6.38%, including annual fees.

As of March 31, 2013, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA, and a maximum amount of $225.0 million for funds under common control, subject to periodic adjustments by the SBA. In the aggregate, at March 31, 2013 there was $225.0 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries, the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

The Company reported the following SBA debentures outstanding on its Consolidated Statement of Assets and Liabilities as of March 31, 2013 (unaudited) and December 31, 2012:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	March 31, 2013	December 31, 2012
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$34,800	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$225,000	$225,000

(1)	Interest rate includes annual charge

Wells Facility

In August 2008, the Company entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, the Company renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, the Company entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015. Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the three-month period ended March 31, 2013, this non-use fee was approximately $94,000. On June 20, 2011 the Company paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term. At March 31, 2013, there were no borrowings outstanding on this facility.

The Wells Facility includes various financial and operating covenants applicable to the Company and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that the Company subsequently raises. As of March 31, 2013, the minimum tangible net worth covenant has increased to $478.5 million as a result of the October 2012 follow-on public offering of 3.1 million shares of common stock for proceeds of approximately $33.6 million and the March 2013 follow-on public offering of 8.1 million shares of common stock for proceeds of approximately $95.8 million. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at March 31, 2013.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, the Company renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets (“RBC”) have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012, the Company entered into an amendment to the Union Bank Facility which permitted the Company to issue additional senior notes relating to the offer and sale of our 2019 Notes. On September 17, 2012, the Company entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, the Company is permitted to increase its unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

On December 17, 2012, the Company further amended the Union Bank Facility to remove RBC from the Union Bank Facility. Following the removal of RBC, the Union Bank Facility consists solely of Union Bank’s commitment of $30.0 million. In connection with the amendment, the maximum availability under the Union Bank Facility, subject to a borrowing base, was reduced from $55.0 million to $30.0 million. The Union Bank Facility contains an accordion feature, in which the Company could increase the credit line by up to $95.0 million in the aggregate, funded by commitments from additional lenders and with the agreement of Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended March 31, 2013, this non-use fee was approximately $37,500. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. At March 31, 2013, there were no borrowings outstanding on this facility.

The Union Bank Facility requires various financial and operating covenants. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of March 31, 2013, the minimum tangible net worth covenant has increased to $472.8 million as a result of the January and October 2012 follow-on public offerings of 5.0 and 3.1 million shares of common stock, respectively, for total net proceeds of approximately $80.9 million and the March 2013 follow-on public offering of 8.1 million shares of common stock for total net proceeds of approximately $95.6 million. The Union Bank Facility will mature on November 1, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at March 31, 2013.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the three-months ended March 31, 2013, the Company reduced its realized gain by approximately $207,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising a portfolio company warrant which was included in the collateral pool. The Company recorded a decrease on participation liability and an increase on unrealized appreciation by a net amount of approximately $181,000 as a result of current quarter depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $132,000 as of March 31, 2013 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.6 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between April 2013 and January 2017.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of its 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the accompanying consolidated statement of assets and liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively. At the time of issuance, the debt issuance costs and equity issuance costs were approximately $2.9 million and $224,000, respectively. At the time of issuance and as of March 31, 2013, the equity component, net of issuance costs, as recorded in the “capital in excess of par value” in the balance sheet was approximately $5.2 million.

As of March 31, 2013 (unaudited) and December 31, 2012, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of March 31, 2013	As of December 31, 2013
Principal amount of debt	$75,000	$75,000
Original issue discount, net of accretion	(3,294)	(3,564)

Carrying value of debt	$71,706	$71,436

For the three months ended March 31, 2013 and 2012, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows (unaudited):

	Three Months Ended March 31,
(in thousands)	2013	2012
Stated interest expense	$1,125	$1,125
Accretion of original issue discount	271	271
Amortization of debt issuance cost	144	144

Total interest expense	$1,540	$1,540

Cash paid for interest expense	$—	$—

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.2% for the three months ended March 31, 2013. As of March 31, 2013, the Company is in compliance with the terms of the indentures governing the Convertible Senior Notes.

2019 Notes

On March 6, 2012, the Company and the Trustee entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the Trustee entered into the First Supplemental Indenture to the Base Indenture, dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture, dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

2019 Notes payable is compromised of:

	As of
(in thousands)	March 31, 2013 (unaudited)	December 31, 2012
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,875	85,875

Carrying Value of Debt	$170,365	$170,365

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April

2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In July 2012, the Company re-opened our April 2019 Notes and issued an additional amount of approximately $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a) (1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the years ended March 31, 2013 and 2012, the components of interest expense and related fees and cash paid for interest expense and fees for the April 2019 and September 2019 Notes are as follows (unaudited):

	Three Months Ended March 31,
(in thousands)	2013	2012
Stated interest expense	$2,981	$—
Amortization of debt issuance cost	240	—

Total interest expense and fees	$3,222	$—

Cash paid for interest expense and fees	$2,998	$—

As of March 31, 2013, the Company is in compliance with the terms of the indenture governing the 2019 Notes.

Asset-Backed Notes

On December 19, 2012, the Company completed a $230.7 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “Asset-Backed Notes”), which Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The Asset-Backed Notes were issued by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among the Company, Hercules Capital Funding 2012-1 LLC, as Trust Depositor (the “Trust Depositor”), Hercules Capital Funding Trust 2012-1, as Issuer (the “Issuer”), and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. Interest on the Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The Asset-Backed Notes have a stated maturity of December 16, 2017.

As part of this transaction, the Company entered into a sale and contribution agreement with the Trust Depositor under which the Company has agreed to sell or have contributed to the Trust Depositor certain senior loans made to certain of our portfolio companies (the “Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the Loans as of the date of their transfer to the Trust Depositor.

In connection with the issuance and sale of the Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The Asset-Backed Notes are secured obligations of the Issuer and are non-recourse to the Company. The Issuer also entered into an indenture governing the Asset-Backed Notes, which indenture includes customary representations, warranties and covenants. The Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act. In addition, the Trust Depositor entered into an amended and restated trust agreement, which includes customary representation, warranties and covenants.

The Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the Loans. The Company is entitled to receive a monthly fee from the Issuer for servicing the Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

The Company also serves as administrator to the Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At March 31, 2013 (unaudited) and December 31, 2012, the Asset-Backed Notes had an outstanding balance of $120.1 million and $129.3 million, respectively.

Under the terms of the Asset Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the Asset-Backed Notes. The Company has segregated these funds and classified them as Restricted Cash. There was approximately $810,000 of Restricted Cash as of March 31, 2013 funded through interest collections. There was no cash segregated at December 31, 2012 due to immaterial monthly interest collections for the period ended December 31, 2012.

Outstanding Borrowings

At March 31, 2013 (unaudited) and December 31, 2012, the Company had the following borrowing capacity and outstanding borrowings:

	March 31, 2013		December 31, 2012
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$30,000	$—	$30,000	$—
Wells Facility	75,000	—	75,000	—
Convertible Senior Notes(2)	75,000	71,707	75,000	71,436
2019 Notes	170,364	170,364	170,364	170,364
Asset-Backed Notes	$120,051	120,051	129,300	129,300
SBA Debentures(3)	225,000	225,000	225,000	225,000

Total	$695,415	$587,122	$704,664	$596,100

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)

Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $3.3 million at March 31, 2013 and $3.6 million at December 31, 2012.

(3)	At March 31, 2013 and at December 31, 2012, the total available borrowings under the SBA was $225.0 million, of which 76.0 million was available in HT II and $149.0 million was available in HT III.

5. Income taxes

The Company has elected to be taxed as a RIC under Subchapter M of the Code and intends to continue to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

During the three-months ended March 31, 2013, the Company declared a distribution of $0.25 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. If the Company had determined the tax attributes of our distributions year-to-date as of March 31, 2013, approximately 100.0% would be from ordinary income and spillover earnings from 2012. However there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2013 distributions to shareholders will actually be.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, the Company may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next tax year, dividends declared and paid by the Company in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

Taxable income for the three-month period ended March 31, 2013 was approximately $14.7 million or $0.27 per share. Taxable net realized gains for the same period were $1.1 million or approximately $0.02 per share. Taxable income for the three-month period ended March 31, 2012 was approximately $10.7 million or $0.23 per share. Taxable net realized gains for the same period were $3.2 million or approximately $0.07 per share.

The Company intends to distribute approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013.

6. Shareholders’ Equity

On July 25, 2012, our Board of Directors approved an extension of the stock repurchase plan under the same terms and conditions that allowed the Company to repurchase up to $35.0 million of our common stock. The stock repurchase plan expired on February 26, 2013 and no shares were repurchased in 2013.

On March 13, 2013, the Company raised approximately $95.8 million, before deducting offering expenses, in a public offering of 8,050,000 shares of its common stock.

The Company has issued stock options for common stock subject to future issuance, of which 2,516,880 and 2,574,749 were outstanding at March 31, 2013 and December 31, 2012, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. On June 1, 2011, stockholders approved an amended and restated plan and provided an increase of 1,000,000 shares, authorizing the Company to issue 8,000,000 shares of common stock under the 2004 Plan.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on July 21, 2017 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vested 33% on an annual basis from the date of grant. Deferred compensation cost was recognized ratably over the three year vesting period.

The following table summarizes the common stock options activities for the three-months ended March 31, 2013 and 2012 (unaudited):

	For the Three Month Period Ended March 31,
	2013		2012
	Common Stock Options	Weighted Average Exercise Price	Common Stock Options	Weighted Average Exercise Price
Outstanding at December 31	2,574,749	$12.00	4,213,604	$11.40
Granted	27,000	$12.16	18,000	$11.01
Exercised	(80,256)	$11.31	(424,667)	$4.94
Cancelled / Forfeited	(4,613)	$9.65	(257,174)	$11.96

Outstanding at March 31	2,516,880	$12.03	3,549,763	$12.14

Shares Expected to Vest at March 31	408,065	$12.03	484,462	$12.14

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At March 31, 2013, options for approximately 2.1 million shares were exercisable at a weighted average exercise price of approximately $12.31 per share with weighted average of remaining contractual term of 1.80 years.

The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three-month periods ended March 31, 2013 and 2012:

	For Three Months Ended March 31,
	2013	2012
Expected Volatility	46.90%	46.70%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	0.65% - 0.80%	0.61% - 1.07%

The following table summarizes stock options outstanding and exercisable at March 31, 2013 (unaudited):

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21 - $8.49	46,248	4.01	$307,634	$5.60	46,248	4.01	$307,634	$5.60
$8.67 - $13.40	1,806,632	3.11	1,465,249	$11.46	1,398,567	2.21	771,543	$11.72
$13.87 - $14.02	664,000	0.78	—	$14.02	664,000	0.78	—	$14.02

$4.21 - $14.02	2,516,880	2.51	$1,772,883	$12.03	2,108,815	1.80	$1,079,177	$12.31

During the three months ended March 31, 2013 and 2012, the Company granted approximately 606,001 shares and 672,000 shares, respectively, of restricted stock pursuant to the Plans. All restricted stock grants under the 2004 Plan made prior to March 4, 2013 will continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. Under the 2004 Plan, restricted stock awarded subsequent to March 3, 2013 will vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months.

The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the three-month periods ended March 31, 2013 and 2012 was approximately $7.7 million and $7.3 million, respectively. During the three-month periods ended March 31, 2013 and 2012, the Company expensed approximately $1.1 million and $722,000 of compensation expense related to restricted stock, respectively. As of March 31, 2013, there was approximately $14.8 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.81 years.

The following table summarizes the activities for our unvested restricted stock for the three-months ended March 31, 2013 and 2012 (unaudited):

	For the Three Month Period Ended March 31,
	2013		2012
	Restricted Stock Units	Weighted Average Exercise Price	Restricted Stock Units	Weighted Average Exercise Price
Unvested at December 31	899,789	$10.73	621,509	$10.06
Granted	606,001	$12.72	671,859	$10.82
Vested	(201,263)	$10.39	(143,627)	$10.56
Forfeited	(6,076)	$10.54	—	$—
Unvested at March 31	1,298,451	$11.71	1,149,741	$10.44

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows (unaudited):

	Three Months Ended March 31,
(in thousands, except per share data)	2013	2012
Numerator
Net increase in net assets resulting from operations	$16,689	$17,105
Less: Dividends declared-common and restricted shares	(13,382)	(11,412)

Undistributed earnings	3,307	5,693

Undistributed earnings-common shares	3,307	5,693
Add: Dividend declared-common shares	13,051	11,136

Numerator for basic and diluted change in net assets per common share	$16,358	$16,829

Denominator

Basic weighted average common shares outstanding	53,682	47,018

Common shares issuable (including adjustment for dilutive effect of Convertible Senior Notes)	141	192

Weighted average common shares outstanding assuming dilution	53,823	47,210
Change in net assets per common share
Basic	$0.30	$0.36
Diluted	$0.30	$0.36

The Convertible Senior Notes may be surrendered for conversion during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day. For the purpose of calculating diluted earnings per share for the three-month period ended March 31, 2013, the underlying shares for the intrinsic value of the embedded options in the Convertible Senior Notes were included in this calculation because the trading price ($11.89) was less than the conversion price in effect for such period for the Convertible Senior Notes.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the three-months ended March 31, 2013 and 2012, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 2,630,003 and 2,616,129 shares, respectively.

9. Financial Highlights

Following is a schedule of financial highlights for the three-months ended March 31, 2013 and 2012:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012
Per share data:
Net asset value at beginning of period	$9.75	$9.83
Net investment income(1)	0.28	0.24
Net realized gain (loss) on investments	0.03	0.06
Net unrealized appreciation (depreciation) on investments	(0.01)	0.06

Total from investment operations	0.30	0.36
Net increase/(decrease) in net assets from capital share transactions	0.18	(0.21)
Distributions	(0.25)	(0.24)
Stock-based compensation expense included in investment income(2)	0.02	0.02

Net asset value at end of period	$10.00	$9.76

Ratios and supplemental data:
Per share market value at end of period	$12.25	$11.08
Total return(3)	14.59%	19.89%
Shares outstanding at end of period	61,554	49,721
Weighted average number of common shares outstanding	53,682	47,018
Net assets at end of period	$615,608	$485,447
Ratio of operating expense to average net assets	12.23%	9.41%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	11.54%	9.73%
Average debt outstanding	$593,940	$292,832
Weighted average debt per common share	$11.06	$6.23

(1)	Net investment income per share is calculated as net investment income divided by the weighted average shares outstanding.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the three-month periods ended March 31, 2013 and 2012 equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at March 31, 2013 totaled approximately $137.1 million. Approximately $83.6 million of these unfunded origination activity commitments as of March 31, 2013 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $93.0 million of non-binding term sheets outstanding at March 31, 2013. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $329,000 and $285,000 during the three-month periods ended March 31, 2013 and 2012, respectively.

Future commitments under the credit facility and operating leases were as follows at March 31, 2013:

	Payments due by period
	(in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$587,123	$—	$120,051	$71,707	$395,365
Operating Lease Obligations(5)	8,555	1,334	2,901	3,063	1,257

Total	$595,678	$1,334	$122,952	$74,770	$396,622

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4.
(3)	Includes $225.0 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $120.1 million in aggregate principal amount of the Asset-Backed Notes and $71.7 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $3.3 million at March 31, 2013.
(5)	Long-term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Subsequent Events

Dividend Declaration

On April 29, 2013 the Board of Directors increased the quarterly dividend by $0.02, or approximately 8.0%, and declared a cash dividend of $0.27 per share to be paid on May 21, 2013 to shareholders of record as of May 14, 2013. This dividend will represent the Company’s thirty-first consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $8.16 per share.

Company Developments

In April 2013, Kroll Bond Rating Agency (“KBRA”) assigned the Company an investment grade corporate rating of BBB+. In addition, the Company’s two outstanding bond issuances of 7.00% Senior Notes due 2019, which trade on the NYSE under the symbols “HTGZ” and “HTGY,” were assigned a rating of BBB+.

Portfolio Company Developments

In April 2013, Japanese company Ajinomoto Co., Inc. (TYO: 2802) completed its acquisition of the Company’s portfolio company Althea Technologies.

In April 2013, Omthera Pharmaceuticals, Inc., (“OMTH”) completed its initial public offering of 8,000,000 shares of its common stock at $8.00 per share.

In April 2013, Portola Pharmaceuticals, Inc. filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission relating to a proposed initial public offering of its common stock. The number of shares to be offered and the price range for the offering have not yet been determined.

Up to 8,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

The date of this prospectus supplement is November 18, 2013

JMP Securities